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Air Transportation

Automotive

Banking

Biotechnology

Brokerage and Investment Management

Business Services and Outsourcing

Chemicals

Computers

Construction and Housing

Consumer Industries

Cyclical Industries

Defense and Aerospace

Developing Communications

Electronics

Energy

Energy Service

Environmental

Financial Services

Food and Agriculture

Gold

Health Care

Home Finance

Industrial Equipment

Industrial Materials

Insurance

Leisure

Medical Delivery

Medical Equipment and Systems

Money Market

Multimedia

Natural Gas

Natural Resources

Networking and Infrastructure

Paper and Forest Products

Pharmaceuticals

Retailing

Software and Computer Services

Technology

Telecommunications

Transportation

Utilities Growth

Wireless

Semiannual Report

August 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance Overview	<Click Here>
Fund Updates*
Consumer Sector	<Click Here>	Consumer Industries
	<Click Here>	Food and Agriculture
	<Click Here>	Leisure
	<Click Here>	Multimedia
	<Click Here>	Retailing
Cyclicals Sector	<Click Here>	Air Transportation
	<Click Here>	Automotive
	<Click Here>	Chemicals
	<Click Here>	Construction and Housing
	<Click Here>	Cyclical Industries
	<Click Here>	Defense and Aerospace
	<Click Here>	Environmental
	<Click Here>	Industrial Equipment
	<Click Here>	Industrial Materials
	<Click Here>	Transportation
Financial Services Sector	<Click Here>	Banking
	<Click Here>	Brokerage and Investment Management
	<Click Here>	Financial Services
	<Click Here>	Home Finance
	<Click Here>	Insurance
Health Care Sector	<Click Here>	Biotechnology
	<Click Here>	Health Care
	<Click Here>	Medical Delivery
	<Click Here>	Medical Equipment and Systems
	<Click Here>	Pharmaceuticals
Natural Resources Sector	<Click Here>	Energy
	<Click Here>	Energy Service
	<Click Here>	Gold
	<Click Here>	Natural Gas
	<Click Here>	Natural Resources
	<Click Here>	Paper and Forest Products

* Fund updates for each Select Portfolio include: Performance and Investment Summary, Manager's Overview, Investments, and Financial Statements.

Semiannual Report

Technology Sector	<Click Here>	Business Services and Outsourcing
	<Click Here>	Computers
	<Click Here>	Developing Communications
	<Click Here>	Electronics
	<Click Here>	Networking and Infrastructure
	<Click Here>	Software and Computer Services
	<Click Here>	Technology
Utilities Sector	<Click Here>	Telecommunications
	<Click Here>	Utilities Growth
	<Click Here>	Wireless
	<Click Here>	Money Market
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Because of their narrow focus, sector funds tend to be more volatile than funds that diversify across many sectors and companies.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Performance Overview

Equity markets typically react poorly to uncertainty, and the six-month period ending August 31, 2002, was no exception. Uncertainty existed on many levels during that time, as corporate accounting scandals left investors unsure about the credibility of reported earnings, and mixed signals from the economy added to investor insecurity. After a solid 5.0% growth rate in gross domestic product (GDP) during the year's first quarter, GDP growth slipped to 1.1% in the second quarter, stirring fears about a possible double-dip recession. The war on terrorism and concerns about homeland security further pressured stock prices, which trended lower throughout the period. However, there were some pockets of strength: Consumer spending remained high, supported by attractive auto loan incentives and record-low home mortgage rates. The banking industry also did well, buoyed by fairly stable credit quality and low interest rates. Unfortunately, a number of industries whose stocks were previously resilient against the three-year market downturn, including consumer staples, insurance, and construction and housing, saw some securities decline. For the overall six-month period, the Dow Jones Industrial AverageSM - an index of 30 blue-chip companies - slipped 13.37%. The Standard & Poor's 500SM Index - a market-capitalization-weighted index of 500 widely held U.S. stocks - declined 16.60%, while the technology-rich NASDAQ Composite® Index lost 23.92%.

Amid this difficult environment, 21 of the 41 Fidelity Select equity Portfolios - or 51% - beat their respective Goldman Sachs sector benchmarks during the past six months. Performance relative to the broader market was slightly better, as 24 of the 41, or 59%, beat the S&P 500® index. As was the case in the report to shareholders six months ago, Select Gold was the period's best performer, gaining 17.06%. Select Electronics posted the lowest return, falling 39.45%.

Food and Agriculture - one of the most economically resilient areas of the market - was the only one of our consumer sector-related offerings to beat its Goldman Sachs benchmark. Elsewhere, weakness in cable and media stocks was the common theme that led to the underperformance of Consumer Industries, Leisure and Multimedia. Fears of a slowdown in consumer spending detracted from Retailing.

Our cyclical sector Portfolios fared better on a relative basis. Six of the 10 topped their Goldman Sachs benchmark. Chemicals had the highest return, driven in part by the industry's more favorable supply/demand dynamics. Overweighting gold stocks helped Industrial Materials top its benchmark. Defense and Aerospace, Automotive and Construction and Housing were standouts entering the period, but eventually fell when the market dropped severely in the second half of the period. Still, all three beat the cyclical index. Environmental also outperformed, but its absolute return was hampered by slower industrial demand. Uncertainty about the economic recovery led to the lackluster showing of Cyclical Industries. Heavy exposure to conglomerates with complex business structures held back Industrial Equipment. Meanwhile, Air Transportation and Transportation struggled as airline stock prices declined roughly 45% during the period.

In financial services, record-low mortgage rates helped Home Finance post a positive return, while still-healthy credit quality and low interest rates helped Banking finish the period in the black. Brokerage and Investment Management and Financial Services were hurt by their exposure to weak capital markets, and, in another example of investor profit-taking, Insurance underperformed despite fairly strong industry fundamentals.

Medical Delivery and Medical Equipment and Systems were our best performers in health care, as hospitals, managed care companies and equipment makers continued to deliver better earnings than the sector overall. However, still-weak fundamentals in the pharmaceutical industry and investors' caution toward investing in the future potential of biotechnology resulted in disappointing performances for the Pharmaceuticals and Biotechnology Portfolios. Health Care outperformed its benchmark through astute industry allocation.

Five of our six Portfolios specific to the natural resources sector topped their Goldman Sachs index, while the sixth performed in line with the benchmark. Gold had the highest return, as geopolitical unrest and a weaker dollar boosted demand for the metal. Underweighting energy traders, which performed poorly in the wake of the Enron scandal, helped our Natural Gas, Energy Service and Energy Portfolios outperform. Paper and Forest Products also topped the index, while Natural Resources performed in line with its benchmark, as it benefited from its light exposure to energy traders, but was hurt by underweighting strong-performing stocks in the gold and the energy and production industries.

Technology continued to be the market's worst performer. The declines of our seven tech-related Portfolios ranged between 22% and 39%. Business Services and Outsourcing beat the Goldman Sachs Technology Index, as companies in the industry posted better earnings than the sector overall. Exposure to some of the stronger performing semiconductor and software stocks helped Software and Computer Services and Technology outperform the index. Computers performed in line with the benchmark, but was still down more than 30%. A lack of capital spending and heavy exposure to the weak telecom industry detracted from Developing Communications and Networking and Infrastructure. Electronics was beaten down by weak end-demand for personal computers and other electronics-intensive products.

The telecommunications and utilities industries were extremely weak during the past six months. Utilities Growth was hurt primarily by weak demand, overcapacity and shaky balance sheets in the telecom sector. Telecommunications lost ground as regional Bell operating companies lowered their earnings guidance. Slowing subscriber growth rates and intense pricing competition led to a double-digit decline for Wireless.

In the pages that follow, you'll find detailed summaries for each of the Select Portfolios. We hope you find them informative and useful for evaluating your investments. Thank you very much for your continued interest in the Fidelity Select Portfolios.

Sincerely,

Katherine Collins

Group Leader, Equity Research

Select Group Leader

Semiannual Report

Cumulative Total Returns

For the six months ended August 31, 2002

Gold 17.06%
Medical Delivery 9.70%
Home Finance 2.37%
Banking 1.29%
Chemicals –1.15%
Natural Gas –3.42%
Food and Agriculture –5.86%
Financial Services –6.38%
Industrial Materials –6.84%
Insurance –6.94%
Medical Equipment and Systems –7.10%
Defense and Aerospace –7.78%
Automotive –8.14%
Energy Service –9.95%
Construction and Housing –10.14%
Energy –10.81%
Environmental –11.05%
Paper and Forest Products –11.05%
Brokerage and Investment Management –12.07%
Natural Resources –12.31%
Retailing –13.08%
Health Care –13.78%
Consumer Industries –14.29%
Cyclical Industries –15.66%
S&P 500 –16.60%
Transportation –18.97%
Leisure –19.49%
Industrial Equipment –20.50%
Business Services and Outsourcing –22.29%
Pharmaceuticals –22.54%
Multimedia –23.25%
Utilities Growth –23.44%
Software and Computer Services –25.69%
Air Transportation –28.00%
Technology –29.40%
Telecommunications –29.59%
Wireless –29.62%
Biotechnology –31.08%
Computers –31.87%
Developing Communications –35.25%
Networking and Infrastructure –35.29%
Electronics –39.45%
–40
–30
–20
–10
0
10
20

Past performance is no guarantee of future results. Total returns include changes in a fund's share price, plus reinvestment of any dividends and capital gains but do not include Select's 3% sales charge, and certain fees paid by shareholders upon exchange or redemption. Figures for the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, include reinvestment of dividends. All performance numbers are historical; each equity fund's share price and return will vary and shareholders may have a gain or loss when they sell their shares.

Semiannual Report

Consumer Industries Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Consumer Industries	-14.29%	-12.55%	24.14%	170.98%
Select Consumer Industries (load adj.)	-16.86%	-15.17%	20.42%	162.85%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Consumer Industries	-11.31%	-5.13%	31.32%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs® Consumer Industries Index - a market capitalization-weighted index of 286 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Consumer Industries	-12.55%	4.42%	10.48%
Select Consumer Industries (load adj.)	-15.17%	3.79%	10.15%
S&P 500	-18.00%	1.74%	10.39%
GS Consumer Industries	-5.13%	5.60%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Select Consumer Industries Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $26,285 - a 162.85% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Philip Morris Companies, Inc.	7.5
Wal-Mart Stores, Inc.	5.3
The Coca-Cola Co.	4.6
Lowe's Companies, Inc.	4.4
Procter & Gamble Co.	3.6
Viacom, Inc. Class B (non-vtg.)	3.1
CVS Corp.	2.5
Comcast Corp. Class A (special)	2.4
Target Corp.	2.2
PepsiCo, Inc.	2.1
37.7
Top Industries as of August 31, 2002
% of fund's net assets
Media	15.4%
Specialty Retail	12.0%
Multiline Retail	11.2%
Tobacco	7.5%
Beverages	7.2%
All Others*	46.7%
* Includes short-term investments and net other assets.

Semiannual Report

Consumer Industries Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Brian Hanson, Portfolio Manager of Fidelity Select Consumer Industries Portfolio

Q. How did the fund perform, Brian?

A. For the six months ending August 31, 2002, the fund was down 14.29%. In comparison, the Goldman Sachs Consumer Industries Index - an index of 286 stocks designed to measure the performance of companies in the consumer industries sector - fell 11.31%, while the Standard & Poor's 500 Index dropped 16.60%. For the 12-month period that ended August 31, 2002, the fund returned -12.55%, while the Goldman Sachs and S&P 500 indexes fell 5.13% and 18.00%, respectively.

Q. What factors contributed to the fund's underperformance of the consumer industries index during the past six months?

A. The market as a whole had been buoyed somewhat by the relative strength of consumer spending. This summer, however, amid concerns that consumer spending might be slowing, the market experienced a major sell-off that left few stocks untouched. The greatest factor in the fund's lagging the Goldman Sachs index was our relative overweighting in media and entertainment stocks. Price-to-earnings (P/E) multiples in these industries contracted substantially despite basically strong industry fundamentals. The cable television industry, in particular, saw stock prices fall on investor concerns about the high level of debt on many companies' balance sheets, and also from the shadow cast over the entire industry by the aggressive accounting practices and bankruptcy of Adelphia Communications. Relative performance also was hurt by being somewhat underweighted in defensive industries, such as household products, beverages and foods, which generally fared better than the market as a whole during the period. Conversely, the fund benefited from its overweighting in casino and gaming stocks, which rebounded nicely after being sold down in the immediate aftermath of 9/11, as well as from some attractively valued retailing stocks that I added to the portfolio when I began managing the fund earlier this year.

Q. Did you make any other changes in strategy when you took over? If so, how did they work out?

A. I made a conscious effort to selectively add more retail names in the small- and mid-cap range, where valuations were generally more attractive than many of the larger retailers and where earnings growth, in many cases, was as strong or stronger. This strategy worked out pretty well. Another strategy change, which didn't pay off as well, was to increase the fund's position in Comcast, a leading cable television operator with especially strong margins and cutting-edge technology, which I felt was poised for growth. Even though this stock suffered along with the rest of the cable industry and detracted from the fund's overall performance, I raised the position because I liked the company's long-term growth prospects, particularly in light of its planned acquisition of AT&T Broadband.

Q. Which individual stocks were the biggest detractors from performance?

A. As I mentioned, the fund's media and entertainment stocks were the biggest drag on performance. In fact, six of the fund's 10 largest detractors were in this group, including Comcast, Cox Communications, Liberty Media, Clear Channel, AOL Time Warner and Viacom. These stocks were hurt by their excessive valuations, debt-laden balance sheets and guilt-by-association concerns over industry accounting irregularities. The single largest hit, however, came from Home Depot, where fears of a slowdown in consumer spending, plus some company-specific issues, drove its stock price substantially lower.

Q. Which holdings provided the most benefit to overall performance during the period?

A. The biggest contributor was women's specialty apparel retailer Christopher & Banks, an attractively priced mid-cap stock I added to the portfolio earlier in the year. The company, which has been gaining market share in the underpenetrated baby boomer market, showed strong earnings and saw its stock price appreciate nicely. The fund also benefited from its defensive positioning in consumer staples names, such as Coca-Cola, Philip Morris, Fresh Del Monte, Kraft Foods and Dean Foods. Casino and gaming operator Harrah's Entertainment also helped performance.

Q. What's your outlook for the next six months?

A. The biggest question for the consumer industries revolves around whether consumer spending remains strong or begins to slow. With so much uncertainty in the market right now, I will simply be trying to own the best stocks I can find, while seeking a balance in the portfolio between defensively oriented consumer stocks and those that I believe could see strong acceleration in revenue and earnings growth when the economy regains forward momentum.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 29, 1990

Fund number: 517

Trading symbol: FSCPX

Size: as of August 31, 2002, more than
$21 million

Manager: Brian Hanson, since March 2002; manager, Fidelity Select Retailing Portfolio, since February 2002; Fidelity Advisor Consumer Industries Fund and VIP: Consumer Industries Portfolio, since March 2002; Fidelity Select Electronics Portfolio, 2000-2002; joined Fidelity in 1996

3

Semiannual Report

Consumer Industries Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 89.2%
	Shares	Value (Note 1)
AUTOMOBILES - 0.6%
Harley-Davidson, Inc.	2,800	$ 137,844
BEVERAGES - 7.2%
Coca-Cola Enterprises, Inc.	1,800	36,378
Pepsi Bottling Group, Inc.	2,400	70,080
PepsiCo, Inc.	11,260	445,333
The Coca-Cola Co.	19,300	984,300
TOTAL BEVERAGES		1,536,091
COMMERCIAL SERVICES & SUPPLIES - 4.1%
Apollo Group, Inc. Class A (a)	1,500	62,745
Aramark Corp. Class B	7,500	169,875
Cendant Corp. (a)	15,000	214,650
Cintas Corp.	2,500	110,025
Labor Ready, Inc. (a)	18,600	126,480
Manpower, Inc.	5,900	195,408
TOTAL COMMERCIAL SERVICES & SUPPLIES		879,183
ELECTRICAL EQUIPMENT - 0.4%
Rayovac Corp. (a)	5,560	75,616
FOOD & DRUG RETAILING - 2.6%
CVS Corp.	18,000	529,020
Whole Foods Market, Inc. (a)	500	22,330
TOTAL FOOD & DRUG RETAILING		551,350
FOOD PRODUCTS - 5.1%
ConAgra Foods, Inc.	4,000	105,160
Dean Foods Co. (a)	8,760	331,566
Fresh Del Monte Produce, Inc.	4,000	108,600
Hershey Foods Corp.	1,300	98,475
Kraft Foods, Inc. Class A	5,900	234,643
McCormick & Co., Inc. (non-vtg.)	1,180	27,317
The J.M. Smucker Co.	83	3,017
Tyson Foods, Inc. Class A	4,900	60,858
Unilever NV (NY Shares)	1,700	100,589
Wm. Wrigley Jr. Co.	600	30,546
TOTAL FOOD PRODUCTS		1,100,771
HOTELS, RESTAURANTS & LEISURE - 6.9%
Boyd Gaming Corp. (a)	2,300	37,490
Brinker International, Inc. (a)	3,570	98,960
Carnival Corp.	3,900	95,433
Harrah's Entertainment, Inc. (a)	1,700	80,818
International Speedway Corp. Class A	5,700	220,704
Mandalay Resort Group (a)	900	27,090
Marriott International, Inc. Class A	1,100	36,003
McDonald's Corp.	12,800	304,128
MGM Mirage, Inc. (a)	1,600	56,784
Outback Steakhouse, Inc. (a)	6,700	196,712
Park Place Entertainment Corp. (a)	6,900	64,515

	Shares	Value (Note 1)
Royal Caribbean Cruises Ltd.	5,400	$ 95,580
Station Casinos, Inc. (a)	7,800	96,330
Wendy's International, Inc.	2,070	73,920
TOTAL HOTELS, RESTAURANTS & LEISURE		1,484,467
HOUSEHOLD DURABLES - 0.2%
Whirlpool Corp.	600	33,186
HOUSEHOLD PRODUCTS - 5.2%
Colgate-Palmolive Co.	2,300	125,465
Kimberly-Clark Corp.	3,700	221,408
Procter & Gamble Co.	8,660	767,709
TOTAL HOUSEHOLD PRODUCTS		1,114,582
INTERNET & CATALOG RETAIL - 1.9%
Amazon.com, Inc. (a)	11,400	170,316
USA Interactive (a)	10,600	227,052
TOTAL INTERNET & CATALOG RETAIL		397,368
INTERNET SOFTWARE & SERVICES - 1.6%
Overture Services, Inc. (a)	6,700	135,688
Yahoo!, Inc. (a)	20,300	208,887
TOTAL INTERNET SOFTWARE & SERVICES		344,575
LEISURE EQUIPMENT & PRODUCTS - 0.5%
Mattel, Inc.	5,700	110,751
MEDIA - 15.4%
AMC Entertainment, Inc. (a)	9,900	85,140
AOL Time Warner, Inc. (a)	11,160	141,174
Clear Channel Communications, Inc. (a)	12,138	414,877
Comcast Corp. Class A (special) (a)	21,600	514,728
Cox Communications, Inc. Class A (a)	7,500	193,875
E.W. Scripps Co. Class A	550	39,105
EchoStar Communications Corp. Class A (a)	1,700	30,260
Emmis Communications Corp. Class A (a)	2,100	32,760
Entercom Communications Corp. Class A (a)	2,400	105,120
Fox Entertainment Group, Inc. Class A (a)	12,500	279,125
Gannett Co., Inc.	1,600	121,536
Lamar Advertising Co. Class A (a)	2,500	79,900
Liberty Media Corp. Class A (a)	33,700	281,732
Meredith Corp.	3,000	118,860
News Corp. Ltd. ADR	3,500	75,250
Radio One, Inc. Class D (non-vtg.) (a)	5,700	89,661
Regal Entertainment Group Class A	200	3,510
Univision Communications, Inc. Class A (a)	1,400	32,620
Viacom, Inc. Class B (non-vtg.) (a)	16,428	668,620
TOTAL MEDIA		3,307,853
Common Stocks - continued
	Shares	Value (Note 1)
MULTILINE RETAIL - 11.2%
99 Cents Only Stores (a)	4,600	$ 111,090
Big Lots, Inc. (a)	9,300	156,705
Costco Wholesale Corp. (a)	3,100	103,571
Dollar Tree Stores, Inc. (a)	2,480	61,033
Family Dollar Stores, Inc.	1,700	48,535
Kohl's Corp. (a)	3,000	209,160
Saks, Inc. (a)	10,100	107,262
Target Corp.	14,100	482,220
Wal-Mart Stores, Inc.	21,200	1,133,776
TOTAL MULTILINE RETAIL		2,413,352
PERSONAL PRODUCTS - 1.7%
Avon Products, Inc.	1,900	92,606
Gillette Co.	8,900	280,617
TOTAL PERSONAL PRODUCTS		373,223
SPECIALTY RETAIL - 12.0%
Aeropostale, Inc.	4,200	68,460
American Eagle Outfitters, Inc. (a)	2,780	40,894
AutoNation, Inc. (a)	3,100	40,920
AutoZone, Inc. (a)	1,500	108,525
Best Buy Co., Inc. (a)	8,100	171,720
Borders Group, Inc. (a)	2,700	50,922
Christopher & Banks Corp. (a)	3,400	98,940
Foot Locker, Inc. (a)	7,800	74,100
Gap, Inc.	9,200	107,916
Home Depot, Inc.	4,760	156,747
Hot Topic, Inc. (a)	6,100	106,140
Kirkland's, Inc.	7,300	105,850
Limited Brands, Inc.	6,500	99,385
Lowe's Companies, Inc.	22,740	940,981
Office Depot, Inc. (a)	15,500	200,260
PETCO Animal Supplies, Inc.	5,800	110,911
Too, Inc. (a)	4,200	99,162
TOTAL SPECIALTY RETAIL		2,581,833
TEXTILES APPAREL & LUXURY GOODS - 5.1%
Coach, Inc. (a)	2,600	64,038
Liz Claiborne, Inc.	5,000	141,100
NIKE, Inc. Class B	2,400	103,632
Oshkosh B'Gosh, Inc. Class A	5,300	167,003
Quiksilver, Inc. (a)	5,200	116,532
Reebok International Ltd. (a)	1,900	46,474
Russell Corp.	6,100	97,478
Tropical Sportswear International Corp. (a)	20,400	366,180
TOTAL TEXTILES APPAREL & LUXURY GOODS		1,102,437

	Shares	Value (Note 1)
TOBACCO - 7.5%
Philip Morris Companies, Inc.	32,140	$ 1,606,999
TOTAL COMMON STOCKS (Cost $19,547,946)		19,151,481
Money Market Funds - 12.9%

Fidelity Cash Central Fund, 1.85% (b)	2,601,443	2,601,443
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	176,000	176,000
TOTAL MONEY MARKET FUNDS (Cost $2,777,443)		2,777,443
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $22,325,389)		21,928,924
NET OTHER ASSETS - (2.1)%		(451,261)
NET ASSETS - 100%		$ 21,477,663
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $15,864,571 and $14,508,372, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,035 for the period.
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $397,000 all of which will expire on February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Consumer Industries Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $164,340) (cost $22,325,389) - See accompanying schedule		$ 21,928,924
Receivable for fund shares sold		15,096
Dividends receivable		5,033
Interest receivable		4,122
Redemption fees receivable		798
Other receivables		94
Total assets		21,954,067
Liabilities
Payable for investments purchased	$ 101,012
Payable for fund shares redeemed	166,510
Accrued management fee	10,203
Other payables and accrued expenses	22,679
Collateral on securities loaned, at value	176,000
Total liabilities		476,404
Net Assets		$ 21,477,663
Net Assets consist of:
Paid in capital		$ 22,434,849
Accumulated net investment loss		(102,703)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(458,018)
Net unrealized appreciation (depreciation) on investments		(396,465)
Net Assets, for 1,062,771 shares outstanding		$ 21,477,663
Net Asset Value and redemption price per share ($21,477,663 ÷ 1,062,771 shares)		$ 20.21
Maximum offering price per share (100/97.00 of $20.21)		$ 20.84

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 78,557
Interest		16,249
Security lending		1,293
Total income		96,099
Expenses
Management fee	$ 68,945
Transfer agent fees	76,598
Accounting and security lending fees	30,501
Non-interested trustees' compensation	40
Custodian fees and expenses	3,561
Registration fees	17,554
Audit	6,534
Legal	184
Miscellaneous	253
Total expenses before reductions	204,170
Expense reductions	(5,368)	198,802
Net investment income (loss)		(102,703)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	298,354
Foreign currency transactions	7
Total net realized gain (loss)		298,361
Change in net unrealized appreciation (depreciation) on investment securities		(3,724,383)
Net gain (loss)		(3,426,022)
Net increase (decrease) in net assets resulting from operations		$ (3,528,725)
Other Information
Sales charges paid to FDC		$ 19,091
Deferred sales charges withheld by FDC		$ 81
Exchange fees withheld by FSC		$ 270

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Consumer Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (102,703)	$ (62,422)
Net realized gain (loss)	298,361	(470,035)
Change in net unrealized appreciation (depreciation)	(3,724,383)	345,366
Net increase (decrease) in net assets resulting from operations	(3,528,725)	(187,091)
Distributions to shareholders from net realized gain	-	(1,212,594)
Share transactions Net proceeds from sales of shares	9,496,871	12,861,673
Reinvestment of distributions	-	1,180,365
Cost of shares redeemed	(7,968,392)	(9,663,744)
Net increase (decrease) in net assets resulting from share transactions	1,528,479	4,378,294
Redemption fees	7,308	9,171
Total increase (decrease) in net assets	(1,992,938)	2,987,780
Net Assets
Beginning of period	23,470,601	20,482,821
End of period (including accumulated net investment loss of $102,703 and $0, respectively)	$ 21,477,663	$ 23,470,601
Other Information Shares
Sold	417,721	553,642
Issued in reinvestment of distributions	-	53,241
Redeemed	(350,308)	(420,907)
Net increase (decrease)	67,413	185,976

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 H	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 23.58	$ 25.31	$ 28.46	$ 31.81	$ 27.31	$ 20.66
Income from Investment Operations
Net investment income (loss) E	(.10)	(.07)	(.11)	.02 F	(.04)	(.22)
Net realized and unrealized gain (loss)	(3.28)	(.25)	.68	(1.29)	5.41	8.34
Total from investment operations	(3.38)	(.32)	.57	(1.27)	5.37	8.12
Distributions from net investment income	-	-	-	(.02)	-	-
Distributions from net realized gain	-	(1.42)	(3.80)	(2.08)	(.90)	(1.52)
Total distributions	-	(1.42)	(3.80)	(2.10)	(.90)	(1.52)
Redemption fees added to paid in capital E	.01	.01	.08	.02	.03	.05
Net asset value, end of period	$ 20.21	$ 23.58	$ 25.31	$ 28.46	$ 31.81	$ 27.31
Total Return B, C, D	(14.29)%	(.87)%	2.74%	(4.55)%	20.18%	40.36%
Ratios to Average Net Assets G
Expenses before expense reductions	1.72% A	1.71%	1.80%	1.27%	1.34%	2.01%
Expenses net of voluntary waivers, if any	1.72% A	1.71%	1.80%	1.27%	1.34%	2.01%
Expenses net of all reductions	1.68% A	1.69%	1.78%	1.25%	1.32%	1.97%
Net investment income (loss)	(.87)% A	(.30)%	(.37)%	.06%	(.15)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,478	$ 23,471	$ 20,483	$ 63,331	$ 82,244	$ 72,152
Portfolio turnover rate	133% A	110%	92%	96%	150%	199%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.04 per share. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Food and Agriculture Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Food and Agriculture	-5.86%	-1.67%	33.31%	196.05%
Select Food and Agriculture (load adj.)	-8.68%	-4.62%	29.31%	187.17%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Consumer Industries	-11.31%	-5.13%	31.32%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 286 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Food and Agriculture	-1.67%	5.92%	11.46%
Select Food and Agriculture (load adj.)	-4.62%	5.27%	11.13%
S&P 500	-18.00%	1.74%	10.39%
GS Consumer Industries	-5.13%	5.60%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Food and Agriculture Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $28,717 - a 187.17% increase on the initial investment. For comparison - look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Hershey Foods Corp.	5.7
Kraft Foods, Inc. Class A	5.2
Anheuser-Busch Companies, Inc.	5.2
Unilever NV (NY Shares)	5.2
The Coca-Cola Co.	5.0
McDonald's Corp.	5.0
Philip Morris Companies, Inc.	4.5
PepsiCo, Inc.	4.3
Dean Foods Co.	3.6
ConAgra Foods, Inc.	3.0
46.7
Top Industries as of August 31, 2002
% of fund's net assets
Food Products	40.1%
Beverages	19.6%
Hotels, Restaurants & Leisure	11.9%
Food & Drug Retailing	9.6%
Tobacco	6.8%
All Others*	12.0%
* Includes short-term investments and net other assets.

Semiannual Report

Food and Agriculture Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Gail Lese, Portfolio Manager of Fidelity Select Food and Agriculture Portfolio

Q. How did the fund perform, Gail?

A. I'm pleased with our results on a relative basis. For the six months ending August 31, 2002, the fund returned -5.86%, outperforming the 16.60% decline of the Standard & Poor's 500 Index and the 11.31% drop of the Goldman Sachs Consumer Industries Index - an index of 286 stocks designed to measure the performance of companies in the consumer industries sector. For the 12 months ending August 31, 2002, the fund returned -1.67%, while the S&P 500 and Goldman Sachs indexes fell 18.00% and 5.13%, respectively.

Q. How did the market environment influence performance during the past six months?

A. Resilient consumer spending and the defensive nature of food and agriculture stocks helped set the backdrop for sector performance. While much of the broader market suffered double-digit declines as the economic recovery sputtered and concerns about corporate governance pervaded, consumer staples stocks held up well. In an uncertain environment, investors gravitated to companies with more stable and predictable earnings growth, reasonable valuations, high dividend yields and improving free cash flow. Food and agriculture stocks, in which this fund primarily invests, generally met these criteria and thus fared better than most other consumer industries represented in the Goldman Sachs index, such as media and retailing, which struggled. That said, good stock picking and favorable industry positioning also were important to the fund's success.

Q. What were some of your key strategies?

A. My continued focus on companies with compelling leadership, vision and valuation worked during the period. Several food and beverage stocks fit the bill and performed nicely for the fund, riding improving sales-volume trends and pricing driven largely by new product introductions. We benefited the most from raising the fund's exposure to high-quality packaged food stocks - including top-10 holdings Kraft Foods and Dean Foods - that delivered positive returns and easily outpaced the benchmarks. I was impressed with how well these companies executed their strategies and with their strong prospects for improving returns on invested capital. Swiss food giant Nestle was another solid contributor, as was Dreyer's Grand Ice Cream, which soared on the announcement of its merger with Nestle. Hershey Foods - America's leading candy maker and the fund's largest position - also helped after the Milton Hershey School Trust announced the possible sale of its majority stake in the company. I added to the fund's stake in Hershey primarily because I felt it had superior volume and pricing dynamics relative to the average food company and had strong growth in its core brands. Lastly from the food group, Fresh Del Monte Produce was the key agricultural driver, thanks to its innovative products along with its solid and improving fundamentals. In terms of beverage stocks, we added value in the soft drink and brewing segments, which rallied behind strong sales and earnings growth. Overweighting Coca-Cola and Anheuser-Busch, as well as Pepsi Bottling Group, paid off nicely versus the Goldman Sachs index.

Q. How did some of your other moves play out?

A. Given my concerns about the continued strength of the consumer, I reduced the fund's exposure to higher-end restaurants and maintained its emphasis on casual-dining stocks. That strategy worked out well as companies such as Wendy's stayed healthy while the fine diners succumbed to lighter traffic volumes and consumption. The fund also benefited from investing in tobacco companies as a play on their food units. For example, I owned Philip Morris because I didn't feel the value of the Kraft piece was fully reflected in its share price. On the downside, the fund's positioning in food retailers hurt. Supermarkets Safeway and Kroger were major detractors, as they continued to lose share to Wal-Mart due to its aggressive supercenter grocery rollout. Poor trading of food distributor Sysco also hurt, as did PepsiCo, which stumbled on softness in its Tropicana and Frito-Lay businesses.

Q. What's your outlook, Gail?

A. While I'm hopeful a modest economic recovery is underway, early signs are mixed. Given that, I've positioned the fund for further economic challenges. I continued to overweight packaged food companies with good earnings visibility and stability because people still need to eat. I've also recently increased ownership of beverage stocks based on improving industry fundamentals and solid unit growth prospects. One development I'll be watching closely, however, is the increasing penetration of private labels as consumers become more careful about how they spend their money and are more willing to substitute store brands for brand-name goods.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 29, 1985

Fund number: 009

Trading symbol: FDFAX

Size: as of August 31, 2002, more than
$120 million

Manager: Gail Lese, since 2001; equity analyst, since 1998; joined Fidelity in 1998

3

Semiannual Report

Food and Agriculture Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 89.1%
	Shares	Value (Note 1)
BEVERAGES - 19.6%
Anheuser-Busch Companies, Inc.	118,300	$ 6,288,828
Brown-Forman Corp. Class B (non-vtg.)	8,200	577,526
Coca-Cola Enterprises, Inc.	95,500	1,930,055
Constellation Brands, Inc. Class A (a)	24,000	681,840
Panamerican Beverages, Inc. Class A	33,000	334,950
Pepsi Bottling Group, Inc.	67,600	1,973,920
PepsiAmericas, Inc.	41,000	587,120
PepsiCo, Inc.	130,600	5,165,230
The Coca-Cola Co.	119,500	6,094,500
TOTAL BEVERAGES		23,633,969
CHEMICALS - 1.0%
Monsanto Co.	62,000	1,138,940
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Aramark Corp. Class B	7,000	158,550
FOOD & DRUG RETAILING - 9.6%
Albertson's, Inc.	80,000	2,057,600
Fleming Companies, Inc.	14,500	146,450
Koninklijke Ahold NV sponsored ADR	29,900	508,300
Kroger Co. (a)	150,000	2,712,000
Safeway, Inc. (a)	100,000	2,582,000
Sysco Corp.	100,000	2,836,000
Winn-Dixie Stores, Inc.	45,400	733,210
TOTAL FOOD & DRUG RETAILING		11,575,560
FOOD PRODUCTS - 40.1%
American Italian Pasta Co. Class A (a)	4,500	166,860
Campbell Soup Co.	24,100	557,915
ConAgra Foods, Inc.	138,000	3,628,020
Dean Foods Co. (a)	113,700	4,303,545
Delta & Pine Land Co.	9,800	178,360
Dole Food Co., Inc.	27,800	756,160
Dreyer's Grand Ice Cream, Inc.	13,000	890,500
Fresh Del Monte Produce, Inc.	37,500	1,018,125
H.J. Heinz Co.	75,600	2,855,412
Hershey Foods Corp.	91,000	6,893,250
Hormel Foods Corp.	53,100	1,212,273
Interstate Bakeries Corp.	9,500	231,325
Kellogg Co.	75,300	2,421,648
Kraft Foods, Inc. Class A	158,700	6,311,499
McCormick & Co., Inc. (non-vtg.)	26,700	618,105
Nestle SA ADR	42,700	2,296,005
Sara Lee Corp.	168,800	3,112,672
Sensient Technologies Corp.	22,400	501,088
The J.M. Smucker Co.	6,500	236,275
Tootsie Roll Industries, Inc.	13,300	446,614
Tyson Foods, Inc. Class A	87,200	1,083,024

	Shares	Value (Note 1)
Unilever NV (NY Shares)	105,900	$ 6,266,103
Wm. Wrigley Jr. Co.	47,400	2,413,134
TOTAL FOOD PRODUCTS		48,397,912
HOTELS, RESTAURANTS & LEISURE - 11.9%
Applebee's International, Inc.	18,750	416,438
Bob Evans Farms, Inc.	9,000	218,340
Brinker International, Inc. (a)	21,500	595,980
CBRL Group, Inc.	13,300	341,544
CEC Entertainment, Inc. (a)	3,200	116,864
Darden Restaurants, Inc.	19,700	504,911
Jack in the Box, Inc. (a)	1,400	39,550
McDonald's Corp.	255,100	6,061,176
Ruby Tuesday, Inc.	14,800	295,112
Sonic Corp. (a)	10,000	234,500
Starbucks Corp. (a)	96,800	1,945,680
The Cheesecake Factory, Inc. (a)	16,000	455,840
Wendy's International, Inc.	30,900	1,103,439
Yum! Brands, Inc. (a)	67,800	2,056,374
TOTAL HOTELS, RESTAURANTS & LEISURE		14,385,748
TOBACCO - 6.8%
Loews Corp. - Carolina Group	5,300	137,270
Philip Morris Companies, Inc.	109,400	5,470,000
RJ Reynolds Tobacco Holdings, Inc.	19,700	1,159,148
Universal Corp.	6,500	249,275
UST, Inc.	33,300	1,155,843
TOTAL TOBACCO		8,171,536
TOTAL COMMON STOCKS (Cost $99,347,881)		107,462,215
Money Market Funds - 12.7%

Fidelity Cash Central Fund, 1.85% (b)	12,556,713	12,556,713
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	2,732,600	2,732,600
TOTAL MONEY MARKET FUNDS (Cost $15,289,313)		15,289,313
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $114,637,194)		122,751,528
NET OTHER ASSETS - (1.8)%		(2,190,856)
NET ASSETS - 100%		$ 120,560,672
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $170,607,526 and $158,804,613, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,162 for the period.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Food and Agriculture Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $2,637,600) (cost $114,637,194) - See accompanying schedule		$ 122,751,528
Receivable for investments sold		2,009,680
Receivable for fund shares sold		187,692
Dividends receivable		131,845
Interest receivable		23,230
Redemption fees receivable		143
Total assets		125,104,118
Liabilities
Payable to custodian bank	$ 40,709
Payable for investments purchased	1,505,414
Payable for fund shares redeemed	159,333
Accrued management fee	56,828
Other payables and accrued expenses	48,562
Collateral on securities loaned, at value	2,732,600
Total liabilities		4,543,446
Net Assets		$ 120,560,672
Net Assets consist of:
Paid in capital		$ 117,344,661
Undistributed net investment income		343,292
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,241,668)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,114,387
Net Assets, for 2,927,080 shares outstanding		$ 120,560,672
Net Asset Value and redemption price per share ($120,560,672 ÷ 2,927,080 shares)		$ 41.19
Maximum offering price per share (100/97.00 of $41.19)		$ 42.46

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 913,540
Interest		114,588
Security lending		3,529
Total income		1,031,657
Expenses
Management fee	$ 368,572
Transfer agent fees	306,226
Accounting and security lending fees	41,839
Non-interested trustees' compensation	211
Custodian fees and expenses	6,620
Registration fees	21,856
Audit	7,949
Legal	375
Miscellaneous	1,735
Total expenses before reductions	755,383
Expense reductions	(63,396)	691,987
Net investment income (loss)		339,670
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,558,130)
Foreign currency transactions	(1,121)
Total net realized gain (loss)		(3,559,251)
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,119,299)
Assets and liabilities in foreign currencies	839
Total change in net unrealized appreciation (depreciation)		(6,118,460)
Net gain (loss)		(9,677,711)
Net increase (decrease) in net assets resulting from operations		$ (9,338,041)
Other Information
Sales charges paid to FDC		$ 118,480
Deferred sales charges withheld by FDC		$ 1,231
Exchange fees withheld by FSC		$ 1,407

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Food and Agriculture Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 339,670	$ 891,414
Net realized gain (loss)	(3,559,251)	10,976,839
Change in net unrealized appreciation (depreciation)	(6,118,460)	(5,178,551)
Net increase (decrease) in net assets resulting from operations	(9,338,041)	6,689,702
Distributions to shareholders from net investment income	(188,132)	(515,262)
Distributions to shareholders from net realized gain	(2,364,916)	(10,555,659)
Total distributions	(2,553,048)	(11,070,921)
Share transactions Net proceeds from sales of shares	58,916,973	86,389,617
Reinvestment of distributions	2,419,614	10,450,330
Cost of shares redeemed	(48,904,326)	(92,327,035)
Net increase (decrease) in net assets resulting from share transactions	12,432,261	4,512,912
Redemption fees	39,429	79,709
Total increase (decrease) in net assets	580,601	211,402
Net Assets
Beginning of period	119,980,071	119,768,669
End of period (including undistributed net investment income of $343,292 and undistributed net investment income of $376,265, respectively)	$ 120,560,672	$ 119,980,071
Other Information Shares
Sold	1,320,967	1,929,683
Issued in reinvestment of distributions	53,937	249,108
Redeemed	(1,133,390)	(2,096,463)
Net increase (decrease)	241,514	82,328

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 H	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 44.68	$ 46.01	$ 31.88	$ 46.92	$ 48.81	$ 44.53
Income from Investment Operations
Net investment income (loss) E	.12	.34	.44	.42 F	.21	.33
Net realized and unrealized gain (loss)	(2.67)	2.79	13.96	(13.07)	3.50	9.22
Total from investment operations	(2.55)	3.13	14.40	(12.65)	3.71	9.55
Distributions from net investment income	(.07)	(.21)	(.36)	(.42)	(.16)	(.37)
Distributions from net realized gain	(.88)	(4.28)	-	(1.79)	(5.47)	(4.95)
Distributions in excess of net realized gain	-	-	-	(.21)	-	-
Total distributions	(.95)	(4.49)	(.36)	(2.42)	(5.63)	(5.32)
Redemption fees added to paid in capital E	.01	.03	.09	.03	.03	.05
Net asset value, end of period	$ 41.19	$ 44.68	$ 46.01	$ 31.88	$ 46.92	$ 48.81
Total Return B,C,D	(5.86)%	7.76%	45.47%	(27.86)%	7.83%	23.58%
Ratios to Average Net Assets G
Expenses before expense reductions	1.19% A	1.24%	1.28%	1.31%	1.31%	1.49%
Expenses net of voluntary waivers, if any	1.19% A	1.24%	1.28%	1.31%	1.31%	1.49%
Expenses net of all reductions	1.09% A	1.14%	1.24%	1.29%	1.29%	1.48%
Net investment income (loss)	.54% A	.79%	1.07%	1.00%	.45%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 120,561	$ 119,980	$ 119,769	$ 78,288	$ 206,007	$ 250,567
Portfolio turnover rate	278% A	315%	151%	38%	68%	74%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.28 per share. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Leisure Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Leisure	-19.49%	-20.90%	32.91%	233.70%
Select Leisure (load adj.)	-21.91%	-23.28%	28.93%	223.69%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Consumer Industries	-11.31%	-5.13%	31.32%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 286 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Leisure	-20.90%	5.86%	12.81%
Select Leisure (load adj.)	-23.28%	5.21%	12.46%
S&P 500	-18.00%	1.74%	10.39%
GS Consumer Industries	-5.13%	5.60%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Leisure Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $32,369 - a 223.69% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Viacom, Inc. Class B (non-vtg.)	5.3
AOL Time Warner, Inc.	4.1
Harrah's Entertainment, Inc.	3.9
Darden Restaurants, Inc.	3.7
E.W. Scripps Co. Class A	3.6
Fox Entertainment Group, Inc. Class A	3.4
McDonald's Corp.	3.4
Clear Channel Communications, Inc.	3.2
AT&T Corp.	3.2
MGM Mirage, Inc.	3.1
36.9
Top Industries as of August 31, 2002
% of fund's net assets
Media	46.7%
Hotels, Restaurants & Leisure	32.8%
Diversified Telecommunication Services	3.2%
Leisure Equipment & Products	3.0%
Automobiles	2.9%
All Others*	11.4%
* Includes short-term investments and net other assets.

Semiannual Report

Leisure Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Alex Sacerdote, Portfolio Manager of Fidelity Select Leisure Portfolio

Q. How did the fund perform, Alex?

A. For the six months ending August 31, 2002, the fund fell 19.49%. In comparison, the Goldman Sachs Consumer Industries Index - an index of 286 stocks designed to measure the performance of companies in the consumer industries sector - was down 11.31%, while the Standard & Poor's 500 Index dropped 16.60%. For the 12-month period that ended August 31, 2002, the fund fell 20.90%, compared to the 5.13% and 18.00% declines of the Goldman Sachs and S&P 500 indexes, respectively.

Q. Why did the fund underperform its benchmarks during the six-month period?

A. The fund invests in a relatively narrow range of leisure stocks, many in media and cable. These stocks generally are affected by the pace of advertising activity, which increased during the period as automakers and other consumer-related companies increased their ad budgets to reflect high consumer spending. However, many of the fund's media and cable holdings were hurt by the government's ongoing investigations into the aggressive accounting practices of several companies in these industries. Even companies free of scandal were pronounced guilty by association by the market, as investors reacted by selling media and cable stocks. As a result, the fund did not perform as well as the Goldman Sachs index, which held a large component of defensive consumer staples stocks that performed relatively well during the period. The troubles in the media sector also accounted for the fund's underperformance relative to the S&P 500 index, which invests in an even broader range of stocks.

Q. How did you manage the fund in this difficult environment?

A. I looked for solid, attractively valued businesses that generated significant cash flow. A number of gaming stocks were winners. Many continued to enjoy better fundamentals than the rest of the market and proved to be more resilient to the economic slowdown. I also added selected restaurant holdings that had strong earnings growth and were attractively valued. Further, I took a larger position in newspaper publishers, which benefited from increased advertising activity. These companies were free from accounting troubles, had cut costs and generated good cash flows.

Q. What stocks helped the fund's performance?

A. Harrah's has a sophisticated marketing capability and is a geographically diversified gaming operator. As visitors continued to patronize Harrah's facilities, the company's earnings came in at or above expectations, and its stock did well. Boyd Gaming is preparing to open the first new casino in Atlantic City in 12 years, and investors, demonstrating confidence in the facility's potential success, boosted its stock price. Darden's and P.F. Changs, two casual-dining restaurants that I recently added to the portfolio, did well as they took market share from independent restaurants and grew revenues.

Q. What stocks performed poorly?

A. Much of the fund's underperformance was driven by declines in such media stocks as Clear Channel Communications, Comcast Communications and AOL Time Warner. Some high-profile accounting issues caused fear within the media sector, pulling down the share prices of these generally strong companies. In Clear Channel Communications' case, investors grew nervous because the company is a family-run business that grew through acquisitions, a similar situation to another media company under investigation. Comcast, the nation's largest cable operator, also was hurt by the accounting problems of its competitors. Finally, the Securities and Exchange Commission's investigation of AOL Time Warner's Internet business hurt its performance during the period, even though its HBO, Time Publishing and cable television operations all did well.

Q. What's your outlook, Alex?

A. I think it's likely to be a relatively slow economic recovery. I see few sources of incremental demand in the national economy and, in the broader stock market, it's difficult to see which groups could help lead the recovery going forward. However, there are ample opportunities in the leisure industry to find companies that are growing earnings faster than the overall economy and are attractively valued. Many strong consumer franchises in this sector held up remarkably well through the downturn and continued to generate strong profits and cash flow. In addition, companies that made tough decisions about improving their cost structures in 2001 are finding that those choices are paying off in 2002. Going forward, I'm sticking with strong franchises that are reasonably valued, with some means of outpacing the earnings growth of the broader market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: May 8, 1984

Fund number: 062

Trading symbol: FDLSX

Size: as of August 31, 2002, more than
$122 million

Manager: Alexander Sacerdote, since March 2002; analyst, gaming, leisure, publishing and media industries, since 1999; joined Fidelity in 1998

3

Semiannual Report

Leisure Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value (Note 1)
AUTOMOBILES - 2.9%
Harley-Davidson, Inc.	71,700	$ 3,529,791
COMMERCIAL SERVICES & SUPPLIES - 1.6%
Cendant Corp. (a)	135,000	1,931,850
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.2%
AT&T Corp.	322,500	3,940,950
HOTELS, RESTAURANTS & LEISURE - 32.8%
Ameristar Casinos, Inc. (a)	79,300	1,338,584
Argosy Gaming Co. (a)	17,900	501,200
Boyd Gaming Corp. (a)	89,100	1,452,330
Brinker International, Inc. (a)	16,950	469,854
Carnival Corp.	115,600	2,828,732
Darden Restaurants, Inc.	174,700	4,477,561
Harrah's Entertainment, Inc. (a)	99,500	4,730,230
International Game Technology (a)	19,400	1,254,792
Mandalay Resort Group (a)	33,500	1,008,350
Marriott International, Inc. Class A	36,400	1,191,372
McDonald's Corp.	177,100	4,207,896
MGM Mirage, Inc. (a)	107,900	3,829,371
MTR Gaming Group, Inc. (a)	21,500	185,545
P.F. Chang's China Bistro, Inc. (a)	117,500	3,717,700
Park Place Entertainment Corp. (a)	170,500	1,594,175
Royal Caribbean Cruises Ltd.	91,900	1,626,630
Six Flags, Inc. (a)	86,100	436,527
Starwood Hotels & Resorts Worldwide, Inc. unit	65,600	1,691,168
Station Casinos, Inc. (a)	78,800	973,180
Wendy's International, Inc.	74,000	2,642,540
TOTAL HOTELS, RESTAURANTS & LEISURE		40,157,737
INTERNET SOFTWARE & SERVICES - 2.8%
EarthLink, Inc. (a)	49,200	300,120
Expedia, Inc. Class A (a)	30,900	1,562,613
Overture Services, Inc. (a)	34,400	696,669
Yahoo!, Inc. (a)	82,000	843,780
TOTAL INTERNET SOFTWARE & SERVICES		3,403,182
LEISURE EQUIPMENT & PRODUCTS - 3.0%
Brunswick Corp.	65,500	1,601,475
Polaris Industries, Inc.	28,100	2,061,135
TOTAL LEISURE EQUIPMENT & PRODUCTS		3,662,610
MEDIA - 46.7%
AOL Time Warner, Inc. (a)	395,604	5,004,391
Belo Corp. Series A	103,600	2,377,620
Clear Channel Communications, Inc. (a)	115,841	3,959,445
Comcast Corp. Class A (special) (a)	115,100	2,742,833
Cox Communications, Inc. Class A (a)	68,487	1,770,389

	Shares	Value (Note 1)
E.W. Scripps Co. Class A	62,000	$ 4,408,200
EchoStar Communications Corp. Class A (a)	103,200	1,836,960
Fox Entertainment Group, Inc. Class A (a)	188,800	4,215,904
Gannett Co., Inc.	49,100	3,729,636
General Motors Corp. Class H (a)	292,200	3,006,738
Granite Broadcasting Corp. (non vtg.) (a)	50,300	73,941
Interpublic Group of Companies, Inc.	65,500	1,194,065
Knight-Ridder, Inc.	35,000	2,125,550
Liberty Media Corp. Class A (a)	58,188	486,452
Macrovision Corp. (a)	112,900	1,562,536
McGraw-Hill Companies, Inc.	35,300	2,238,373
Media General, Inc. Class A	28,200	1,513,494
News Corp. Ltd. ADR	64,500	1,386,750
The New York Times Co. Class A	41,800	1,972,960
TMP Worldwide, Inc. (a)	22,200	242,424
Tribune Co.	87,100	3,632,941
Viacom, Inc. Class B (non-vtg.) (a)	159,396	6,487,417
Walt Disney Co.	83,356	1,307,022
TOTAL MEDIA		57,276,041
TOTAL COMMON STOCKS (Cost $115,301,463)		113,902,161
Money Market Funds - 12.3%

Fidelity Cash Central Fund, 1.85% (b)	8,806,577	8,806,577
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	6,312,700	6,312,700
TOTAL MONEY MARKET FUNDS (Cost $15,119,277)		15,119,277
TOTAL INVESTMENT PORTFOLIO - 105.3% (Cost $130,420,740)		129,021,438
NET OTHER ASSETS - (5.3)%		(6,481,580)
NET ASSETS - 100%		$ 122,539,858
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $67,896,030 and $121,516,794, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $18,332 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $5,963,250. The weighted average interest rate was 1.84%. At period end there were no interfund loans outstanding.

Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $18,825,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $2,664,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $6,022,179) (cost $130,420,740) - See accompanying schedule		$ 129,021,438
Receivable for fund shares sold		56,602
Dividends receivable		64,731
Interest receivable		13,476
Redemption fees receivable		296
Other receivables		2,384
Total assets		129,158,927
Liabilities
Payable for investments purchased	$ 2,599
Payable for fund shares redeemed	177,584
Accrued management fee	57,777
Other payables and accrued expenses	68,409
Collateral on securities loaned, at value	6,312,700
Total liabilities		6,619,069
Net Assets		$ 122,539,858
Net Assets consist of:
Paid in capital		$ 150,523,467
Accumulated net investment loss		(559,005)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,025,302)
Net unrealized appreciation (depreciation) on investments		(1,399,302)
Net Assets, for 2,472,018 shares outstanding		$ 122,539,858
Net Asset Value and redemption price per share ($122,539,858 ÷ 2,472,018 shares)		$ 49.57
Maximum offering price per share (100/97.00 of $49.57)		$ 51.10

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 286,777
Interest		78,428
Security lending		13,576
Total income		378,781
Expenses
Management fee	$ 473,849
Transfer agent fees	418,280
Accounting and security lending fees	54,185
Non-interested trustees' compensation	299
Custodian fees and expenses	4,649
Registration fees	28,442
Audit	10,028
Legal	687
Interest	1,222
Miscellaneous	1,975
Total expenses before reductions	993,616
Expense reductions	(55,830)	937,786
Net investment income (loss)		(559,005)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,543,162)
Foreign currency transactions	(282)
Total net realized gain (loss)		(2,543,444)
Change in net unrealized appreciation (depreciation) on: Investment securities	(28,537,706)
Assets and liabilities in foreign currencies	290
Total change in net unrealized appreciation (depreciation)		(28,537,416)
Net gain (loss)		(31,080,860)
Net increase (decrease) in net assets resulting from operations		$ (31,639,865)
Other Information
Sales charges paid to FDC		$ 44,732
Deferred sales charges withheld by FDC		$ 7,369
Exchange fees withheld by FSC		$ 4,313

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Leisure Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (559,005)	$ (1,141,494)
Net realized gain (loss)	(2,543,444)	(17,125,530)
Change in net unrealized appreciation (depreciation)	(28,537,416)	(9,885,844)
Net increase (decrease) in net assets resulting from operations	(31,639,865)	(28,152,868)
Share transactions Net proceeds from sales of shares	17,857,730	154,206,043
Cost of shares redeemed	(74,754,858)	(184,903,820)
Net increase (decrease) in net assets resulting from share transactions	(56,897,128)	(30,697,777)
Redemption fees	22,288	56,980
Total increase (decrease) in net assets	(88,514,705)	(58,793,665)
Net Assets
Beginning of period	211,054,563	269,848,228
End of period (including accumulated net investment loss of $559,005 and $0, respectively)	$ 122,539,858	$ 211,054,563
Other Information Shares
Sold	299,604	2,369,077
Redeemed	(1,255,556)	(3,016,032)
Net increase (decrease)	(955,952)	(646,955)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 H	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 61.57	$ 66.22	$ 84.73	$ 81.44	$ 62.30	$ 47.83
Income from Investment Operations
Net investment income (loss) E	(.20)	(.29)	(.11)	(.28) F	(.27)	(.25)
Net realized and unrealized gain (loss)	(11.81)	(4.37)	(8.52)	11.58	22.78	21.10
Total from investment operations	(12.01)	(4.66)	(8.63)	11.30	22.51	20.85
Distributions from net realized gain	-	-	(9.92)	(8.15)	(3.44)	(6.46)
Redemption fees added to paid in capital E	.01	.01	.04	.14	.07	.08
Net asset value, end of period	$ 49.57	$ 61.57	$ 66.22	$ 84.73	$ 81.44	$ 62.30
Total Return B, C, D	(19.49)%	(7.02)%	(12.04)%	13.89%	37.54%	47.29%
Ratios to Average Net Assets G
Expenses before expense reductions	1.22% A	1.12%	1.12%	1.15%	1.26%	1.44%
Expenses net of voluntary waivers, if any	1.22% A	1.12%	1.12%	1.15%	1.26%	1.44%
Expenses net of all reductions	1.15% A	1.09%	1.12%	1.12%	1.24%	1.39%
Net investment income (loss)	(.69)% A	(.46)%	(.15)%	(.32)%	(.40)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 122,540	$ 211,055	$ 269,848	$ 314,348	$ 346,139	$ 257,199
Portfolio turnover rate	88% A	60%	71%	120%	107%	209%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.04 per share. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Multimedia Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Multimedia	-23.25%	-26.25%	24.75%	213.41%
Select Multimedia (load adj.)	-25.55%	-28.46%	21.01%	204.01%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Consumer Industries	-11.31%	-5.13%	31.32%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 286 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Multimedia	-26.25%	4.52%	12.10%
Select Multimedia (load adj.)	-28.46%	3.89%	11.76%
S&P 500	-18.00%	1.74%	10.39%
GS Consumer Industries	-5.13%	5.60%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Multimedia Portfolio on August 31, 1992 and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $30,401 - a 204.01% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Clear Channel Communications, Inc.	11.2
Overture Services, Inc.	10.3
Yahoo!, Inc.	10.2
Cox Communications, Inc. Class A	7.2
AOL Time Warner, Inc.	6.4
Omnicom Group, Inc.	4.8
USA Interactive	4.5
Liberty Media Corp. Class A	4.3
Univision Communications, Inc. Class A	3.0
Viacom, Inc. Class B (non-vtg.)	2.9
64.8
Top Industries as of August 31, 2002
% of fund's net assets
Media	63.5%
Internet Software & Services	22.1%
Internet & Catalog Retail	4.5%
Commercial Services & Supplies	0.7%
All Others*	9.2%
* Includes short-term investments and net other assets.

Semiannual Report

Multimedia Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Brian Kennedy, Portfolio Manager of Fidelity
Select Multimedia Portfolio

Q. How did the fund perform, Brian?

A. It was a rough stretch for media stocks. For the six months that ended August 31, 2002, the fund returned -23.25%. In comparison, the Standard & Poor's 500 Index returned -16.60%, while the Goldman Sachs Consumer Industries Index - an index of 286 stocks designed to measure the performance of companies in the consumer industries sector - fell 11.31%. For the 12 months that ended August 31, 2002, the fund returned -26.25%, while the S&P 500 and Goldman Sachs indexes returned -18.00% and -5.13%, respectively.

Q. What factors made it a difficult six-month period?

A. Media stocks were hampered by two major factors - their hyper-sensitivity to economic swings, and their high degree of financial leverage, or debt. As hopes for an economic recovery faded early in the period, earnings growth assumptions for many media stocks were scaled back significantly, especially for debt-laden companies. Companies whose total value included a large portion of debt put additional pressure on their equity to perform well during the period. Because of these characteristics, media stocks were by far the worst-performing group within the Goldman Sachs index.

Q. How did your investment style fit into this challenging backdrop?

A. I generally try to avoid taking a stance on the economy, which drives advertising trends, and instead focus on stocks that I feel have the best long-term growth potential. During difficult times, such as we witnessed during this period, that's not always the best approach. For example, newspaper stocks were the best-performing media group over the past six months because they had less debt on their books, traded at low valuations and had more-transparent corporate structures. But I focused on areas that I felt looked better longer term, such as radio, cable TV networks and online media.

Q. Advertising trends obviously play an important role in the fund's performance. How did the ad cycle evolve during the period?

A. Ad spending bottomed out soon after the attacks last September, and we've seen gradual improvement ever since. The TV market, for example, showed strong "up-fronts," which are in-advance, one-year ad commitments from advertisers, and the radio and print markets also showed encouraging trends. Unfortunately, one of the most frustrating aspects of this period was that the improved outlook for advertising went largely ignored by the market. I think what happened was that investors were anticipating a sharp economic rebound as we entered the period, and then began to wonder if we would see a double-dip recession. Even though the fundamentals for advertising continued on an upward plane, the pessimism won out and the stocks followed that downward path.

Q. The fund's second- and third-largest positions at the end of the period were in online media names Overture Services and Yahoo!. What about these stocks appealed to you?

A. We continued to see strong usage growth in the online medium, and the valuations for many Internet-related names fell more in line with traditional media stocks. For marketers, there are several pros to advertising online. Internet usage continues to grow faster than any other medium, ad prices are lower than traditional outlets and the advertising itself has become more targeted. For example, when we enter a request to a search engine such as Yahoo!, marketers pay for their ad to come up when that search is completed. Overture provides the infrastructure for that to happen. Unfortunately, both stocks were down during the period, perhaps due to the overall decline of the technology sector.

Q. Which individual stocks contributed positively to the fund? Which ones were disappointing?

A. Viacom benefited from its strong collection of media assets - including CBS, MTV and Nickelodeon - as well as from its low debt exposure. E.W. Scripps, a leading newspaper publisher, also performed well due to its low debt load and its high-growth cable networks. On the negative side, AOL Time Warner was a disappointment as questions lingered following the merger, and Clear Channel Communications struggled due to negative advertising trends. Cable operators Comcast and Charter Communications also declined in value, mostly due to their high debt profiles and competitive threats from satellite TV. The fund did not own Scripps or Comcast at the end of the period.

Q. What's your outlook, Brian?

A. I'm hoping that investors will gradually come to realize that the fundamentals for the media group are strong. Advertising spending across almost every category has inched up this year, and the outlook at this point is even better for the fourth quarter. As such, I have the fund positioned more for a recovery than a double dip. If we do see a longer economic downturn, these stocks will likely continue to suffer.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 30, 1986

Fund number: 503

Trading symbol: FBMPX

Size: as of August 31, 2002, more than $80 million

Manager: Brian Kennedy, since March 2002; analyst, building products and materials, homebuilding and software industries, since 1997; joined Fidelity in 1997

3

Semiannual Report

Multimedia Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 89.4%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 0.7%
R.R. Donnelley & Sons Co.	20,000	$ 527,600
INTERNET & CATALOG RETAIL - 4.5%
USA Interactive (a)	170,300	3,647,826
INTERNET SOFTWARE & SERVICES - 22.1%
Ask Jeeves, Inc. (a)	612,000	703,800
CNET Networks, Inc. (a)	418,935	523,669
Overture Services, Inc. (a)	410,345	8,310,307
Yahoo!, Inc. (a)	799,500	8,226,855
TOTAL INTERNET SOFTWARE & SERVICES		17,764,631
MEDIA - 62.1%
AOL Time Warner, Inc. (a)	408,425	5,166,576
Astral Media, Inc. Class A (non-vtg.)	24,300	318,420
British Sky Broadcasting Group PLC (BSkyB) (a)	29,500	279,057
Cablevision Systems Corp. - NY Group Class A (a)	70,255	669,530
Charter Communications, Inc. Class A (a)	116,500	368,140
Clear Channel Communications, Inc. (a)	262,326	8,966,304
Cox Communications, Inc. Class A (a)	223,360	5,773,856
Cumulus Media, Inc. Class A (a)	71,000	991,160
EchoStar Communications Corp. Class A (a)	97,800	1,740,840
Emmis Communications Corp. Class A (a)	66,000	1,029,600
Entercom Communications Corp. Class A (a)	20,800	911,040
Fox Entertainment Group, Inc. Class A (a)	33,200	741,356
General Motors Corp. Class H (a)	183,900	1,892,331
Getty Images, Inc. (a)	56,000	1,009,120
Grupo Radio Centro SA de CV sponsored ADR (a)	8,700	29,145
Hispanic Broadcasting Corp. (a)	25,000	483,750
Interpublic Group of Companies, Inc.	50,000	911,500
Journal Register Co. (a)	8,000	145,840
Lamar Advertising Co. Class A (a)	25,100	802,196
Liberty Media Corp. Class A (a)	415,792	3,476,021
Meredith Corp.	10,000	396,200
Omnicom Group, Inc.	63,800	3,859,900
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	220,100	2,024,920
Radio One, Inc.:
Class A (a)	2,800	44,380
Class D (non-vtg.) (a)	80,600	1,267,838
Spanish Broadcasting System, Inc. Class A (a)	25,000	176,750
TMP Worldwide, Inc. (a)	60,000	655,200
Univision Communications, Inc. Class A (a)	103,800	2,418,540
Viacom, Inc. Class B (non-vtg.) (a)	57,796	2,352,297

	Shares	Value (Note 1)
Westwood One, Inc. (a)	16,200	$ 565,866
Young Broadcasting, Inc. Class A (a)	52,500	483,000
TOTAL MEDIA		49,950,673
TOTAL COMMON STOCKS (Cost $80,401,653)		71,890,730
Convertible Bonds - 1.4%
Ratings (unaudited) (d)		Principal Amount
MEDIA - 1.4%
EchoStar Communications Corp. 5.75% 5/15/08 (c) (Cost $1,560,000)	Caa1	$ 1,560,000	1,131,983
Money Market Funds - 16.9%
	Shares
Fidelity Cash Central Fund, 1.85% (b)	8,741,737	8,741,737
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	4,797,100	4,797,100
TOTAL MONEY MARKET FUNDS (Cost $13,538,837)		13,538,837
TOTAL INVESTMENT PORTFOLIO - 107.7% (Cost $95,500,490)	86,561,550
NET OTHER ASSETS - (7.7)%	(6,153,632)
NET ASSETS - 100%	$ 80,407,918
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,131,983 or 1.4% of net assets.

(d) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $124,461,677 and $158,471,380, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,526 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $10,210,000. The weighted average interest rate was 1.86%. At period end there were no interfund loans outstanding.

Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $18,394,000 all of which will expire on February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $4,471,754) (cost $95,500,490) - See accompanying schedule		$ 86,561,550
Receivable for fund shares sold		252,008
Dividends receivable		5,650
Interest receivable		33,646
Redemption fees receivable		582
Other receivables		896
Total assets		86,854,332
Liabilities
Payable for investments purchased	$ 1,389,115
Payable for fund shares redeemed	185,112
Accrued management fee	35,767
Other payables and accrued expenses	39,320
Collateral on securities loaned, at value	4,797,100
Total liabilities		6,446,414
Net Assets		$ 80,407,918
Net Assets consist of:
Paid in capital		$ 105,812,399
Accumulated net investment loss		(359,586)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,105,955)
Net unrealized appreciation (depreciation) on investments		(8,938,940)
Net Assets, for 2,802,262 shares outstanding		$ 80,407,918
Net Asset Value and redemption price per share ($80,407,918 ÷ 2,802,262 shares)		$ 28.69
Maximum offering price per share (100/97.00 of $28.69)		$ 29.58

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 98,106
Interest		99,528
Security lending		9,918
Total income		207,552
Expenses
Management fee	$ 293,820
Transfer agent fees	275,373
Accounting and security lending fees	36,283
Non-interested trustees' compensation	187
Custodian fees and expenses	8,306
Registration fees	22,335
Audit	8,576
Legal	577
Interest	527
Miscellaneous	1,114
Total expenses before reductions	647,098
Expense reductions	(79,960)	567,138
Net investment income (loss)		(359,586)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,994,519
Foreign currency transactions	1,483
Total net realized gain (loss)		2,996,002
Change in net unrealized appreciation (depreciation) on: Investment securities	(27,561,778)
Assets and liabilities in foreign currencies	(3,404)
Total change in net unrealized appreciation (depreciation)		(27,565,182)
Net gain (loss)		(24,569,180)
Net increase (decrease) in net assets resulting from operations		$ (24,928,766)
Other Information
Sales charges paid to FDC		$ 36,999
Deferred sales charges withheld by FDC		$ 1,215
Exchange fees withheld by FSC		$ 5,925

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Multimedia Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (359,586)	$ (789,618)
Net realized gain (loss)	2,996,002	(18,860,939)
Change in net unrealized appreciation (depreciation)	(27,565,182)	(4,629,689)
Net increase (decrease) in net assets resulting from operations	(24,928,766)	(24,280,246)
Share transactions Net proceeds from sales of shares	31,306,628	71,906,631
Cost of shares redeemed	(66,083,432)	(143,373,220)
Net increase (decrease) in net assets resulting from share transactions	(34,776,804)	(71,466,589)
Redemption fees	43,122	56,285
Total increase (decrease) in net assets	(59,662,448)	(95,690,550)
Net Assets
Beginning of period	140,070,366	235,760,916
End of period (including accumulated net investment loss of $359,586 and $0, respectively)	$ 80,407,918	$ 140,070,366
Other Information Shares
Sold	910,590	1,749,810
Redeemed	(1,855,476)	(3,628,715)
Net increase (decrease)	(944,886)	(1,878,905)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 37.38	$ 41.91	$ 53.39	$ 43.13	$ 33.58	$ 24.91
Income from Investment Operations
Net investment income (loss) E	(.12)	(.18)	(.06)	(.16)	(.19)	(.17)
Net realized and unrealized gain (loss)	(8.58)	(4.36)	(7.29)	11.90	11.85	10.30
Total from investment operations	(8.70)	(4.54)	(7.35)	11.74	11.66	10.13
Distributions from net realized gain	-	-	(4.16)	(1.57)	(2.19)	(1.52)
Redemption fees added to paid in capital E	.01	.01	.03	.09	.08	.06
Net asset value, end of period	$ 28.69	$ 37.38	$ 41.91	$ 53.39	$ 43.13	$ 33.58
Total Return B, C, D	(23.25)%	(10.81)%	(13.97)%	27.62%	36.68%	42.42%
Ratios to Average Net Assets F
Expenses before expense reductions	1.29% A	1.13%	1.13%	1.17%	1.35%	1.75%
Expenses net of voluntary waivers, if any	1.29% A	1.13%	1.13%	1.17%	1.35%	1.75%
Expenses net of all reductions	1.13% A	1.10%	1.12%	1.15%	1.33%	1.71%
Net investment income (loss)	(.71)% A	(.46)%	(.14)%	(.32)%	(.52)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 80,408	$ 140,070	$ 235,761	$ 238,612	$ 159,730	$ 115,485
Portfolio turnover rate	257% A	74%	73%	76%	109%	219%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. FExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Retailing Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Retailing	-13.08%	-14.56%	28.04%	177.86%
Select Retailing (load adj.)	-15.69%	-17.12%	24.20%	169.52%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Consumer Industries	-11.31%	-5.13%	31.32%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 286 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Retailing	-14.56%	5.07%	10.76%
Select Retailing (load adj.)	-17.12%	4.43%	10.42%
S&P 500	-18.00%	1.74%	10.39%
GS Consumer Industries	-5.13%	5.60%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Retailing Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $26,952 - a 169.52% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Lowe's Companies, Inc.	9.2
CVS Corp.	6.1
Target Corp.	5.8
Wal-Mart Stores, Inc.	5.3
McDonald's Corp.	5.1
Kohl's Corp.	5.0
Big Lots, Inc.	2.8
Office Depot, Inc.	2.6
Whole Foods Market, Inc.	2.4
Limited Brands, Inc.	2.2
46.5
Top Industries as of August 31, 2002
% of fund's net assets
Specialty Retail	34.1%
Multiline Retail	26.7%
Food & Drug Retailing	10.9%
Hotels, Restaurants & Leisure	10.7%
Textiles Apparel & Luxury Goods	7.4%
All Others*	10.2%
* Includes short-term investments and net other assets.

Semiannual Report

Retailing Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Brian Hanson, Portfolio Manager of Fidelity Select
Retailing Portfolio

Q. How did the fund perform, Brian?

A. For the six-month period ending August 31, 2002, the fund returned -13.08%. In comparison, the Goldman Sachs Consumer Industries Index - an index of 286 stocks designed to measure the performance of companies in the consumer industries sector - fell 11.31%, while the Standard & Poor's 500 Index returned -16.60%. For the 12 months ending August 31, 2002, the fund fell 14.56%, compared with declines of 5.13% and 18.00% for the Goldman Sachs and S&P indexes, respectively.

Q. What factors contributed to the fund's underperformance of the consumer industries index during the past six months?

A. The most significant factor was that the fund is focused on retailing stocks, which make up only about a third of the overall consumer industries group. This was significant because the major market sell-off that began in July was driven largely by investor fears of a slowdown in consumer spending. As such, this spending downturn had a greater negative impact on retail than it did on the other consumer sectors, particularly in the more defensive consumer staples arena, because retailing is so closely linked with consumers' discretionary spending habits. Within this environment, I believe the fund still held up pretty well. Performance was helped the most by favorable stock selection among department stores and avoiding supermarket chains, many of which have been losing market share to national supercenter retailers, such as Wal-Mart. The biggest drag on performance came from overweighted positions in the computer/electronics and home improvement subsectors.

Q. Did you make any major changes in investment strategy during the period?

A. There were no dramatic changes in strategy. I tried to be opportunistic, selectively taking profits when stocks had a good run or increasing my positions when stocks had been beaten up a little and were trading at attractive valuations. My strategy continues to be trying to own companies within all the subsectors of retail that are taking market share, are delivering earnings growth and have reasonable valuations. I also try to own some of the best turnaround stories.

Q. Which stocks worked best in delivering positive performance?

A. As I mentioned earlier, favorable stock picking in the department store subsector gave a big boost to performance. In particular, Kohl's - a new, modern competitor in the traditional department store space - offered good fundamentals as well as strong sales and earnings growth during the period, while many of its competitors struggled and were losing market share. Several women's apparel names serving the underpenetrated baby boomer market, among them J. Jill, Christopher & Banks and Chico's, also did well. These stocks showed good results based on strong sales in a growing and underserved market. J. Jill is no longer held in the portfolio.

Q. Which holdings held back performance?

A. The two biggest detractors in the portfolio were Home Depot and Best Buy. Both stocks were hit hard, mainly as a result of the market's worries about a slowdown in consumer spending, as well as some company-specific issues at Home Depot. Consumer electronics, which Best Buy sells, and home improvement products, which is Home Depot's domain, are both very discretionary items. So, as investors worried that consumers might be less likely to remodel their homes and add new home entertainment systems, they bid down the stock prices of these companies.

Q. What's your outlook for the next six months?

A. I think the biggest question going forward is whether the consumer slowdown that we saw in July and August was a temporary blip or the beginning of a broader negative trend. As such, I'll be looking closely at three key factors - unemployment, interest rates and the housing market - because these are the principal factors that have helped the consumer stay relatively strong during a tough economic period. Unemployment has climbed a bit, but is still relatively low. Interest rates are at record low levels, which makes it cheaper for consumers to borrow. Finally, the still strong housing market has been a boon for consumers, supporting mortgage refinancings and putting more money into consumers' pockets. I can't predict what will happen down the road, but for now, I'll continue to run the fund as I have been doing, selecting the best names and overweighting subsectors of the retailing space that I think are likely to do well exclusive of which way the economic winds are blowing.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 16, 1985

Fund number: 046

Trading symbol: FSRPX

Size: as of August 31, 2002, more than $64 million

Manager: Brian Hanson, since 2002; manager, Fidelity Select Consumer Industries Portfolio, Fidelity Advisor Consumer Industries Fund and VIP: Consumer Industries Portfolio, since March 2002; Fidelity Select Electronics Portfolio, 2000-2002; joined Fidelity in 1996

3

Semiannual Report

Retailing Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.8%
	Shares	Value (Note 1)
FOOD & DRUG RETAILING - 10.9%
CVS Corp.	134,300	$ 3,947,077
Duane Reade, Inc. (a)	15,300	242,505
Walgreen Co.	36,700	1,275,325
Whole Foods Market, Inc. (a)	35,400	1,580,964
TOTAL FOOD & DRUG RETAILING		7,045,871
HOTELS, RESTAURANTS & LEISURE - 10.7%
Brinker International, Inc. (a)	41,700	1,155,924
Darden Restaurants, Inc.	28,000	717,640
Jack in the Box, Inc. (a)	22,900	646,925
McDonald's Corp.	138,100	3,281,256
Outback Steakhouse, Inc. (a)	10,200	299,472
Starbucks Corp. (a)	24,200	486,420
Wendy's International, Inc.	10,200	364,242
TOTAL HOTELS, RESTAURANTS & LEISURE		6,951,879
INTERNET & CATALOG RETAIL - 1.0%
Coldwater Creek, Inc. (a)	42,300	642,114
MULTILINE RETAIL - 26.7%
99 Cents Only Stores (a)	32,100	775,215
Big Lots, Inc. (a)	107,800	1,816,430
Costco Wholesale Corp. (a)	34,600	1,155,986
Dollar Tree Stores, Inc. (a)	21,200	521,732
Family Dollar Stores, Inc.	10,600	302,630
Kohl's Corp. (a)	46,500	3,241,980
Nordstrom, Inc.	31,400	606,962
Saks, Inc. (a)	89,400	949,428
Target Corp.	110,000	3,762,000
Wal-Mart de Mexico SA de CV Series V	254,000	682,785
Wal-Mart Stores, Inc.	64,700	3,460,156
TOTAL MULTILINE RETAIL		17,275,304
SPECIALTY RETAIL - 34.1%
Aeropostale, Inc.	15,900	259,170
American Eagle Outfitters, Inc. (a)	13,300	195,643
AnnTaylor Stores Corp. (a)	22,500	600,750
AutoZone, Inc. (a)	4,500	325,575
bebe Stores, Inc. (a)	42,200	569,700
Bed Bath & Beyond, Inc. (a)	17,000	545,020
Best Buy Co., Inc. (a)	50,050	1,061,060
Borders Group, Inc. (a)	44,200	833,612
Chico's FAS, Inc. (a)	34,800	610,392
Christopher & Banks Corp. (a)	10,200	296,820
Cost Plus, Inc. (a)	12,900	315,405
Foot Locker, Inc. (a)	48,300	458,850
Gap, Inc.	101,600	1,191,768
Home Depot, Inc.	24,800	816,664
Hot Topic, Inc. (a)	32,900	572,460
Kirkland's, Inc.	25,300	366,850
Limited Brands, Inc.	91,260	1,395,365

	Shares	Value (Note 1)
Lowe's Companies, Inc.	144,700	$ 5,987,686
Michaels Stores, Inc. (a)	5,200	241,748
Office Depot, Inc. (a)	129,600	1,674,432
PETCO Animal Supplies, Inc.	41,300	789,763
PETsMART, Inc. (a)	57,500	960,825
Regis Corp.	12,500	319,500
Staples, Inc. (a)	43,300	601,870
Too, Inc. (a)	22,100	521,781
Williams-Sonoma, Inc. (a)	24,300	558,900
TOTAL SPECIALTY RETAIL		22,071,609
TEXTILES APPAREL & LUXURY GOODS - 7.4%
Coach, Inc. (a)	26,900	662,547
Jones Apparel Group, Inc. (a)	15,800	570,222
Oshkosh B'Gosh, Inc. Class A	22,600	712,126
Quiksilver, Inc. (a)	23,400	524,394
Russell Corp.	33,000	527,340
Tommy Hilfiger Corp. (a)	37,400	448,800
Tropical Sportswear International Corp. (a)	76,100	1,365,995
TOTAL TEXTILES APPAREL & LUXURY GOODS		4,811,424
TOTAL COMMON STOCKS (Cost $59,852,000)		58,798,201
Money Market Funds - 12.0%

Fidelity Cash Central Fund, 1.85% (b)	7,158,497	7,158,497
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	612,000	612,000
TOTAL MONEY MARKET FUNDS (Cost $7,770,497)		7,770,497
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $67,622,497)		66,568,698
NET OTHER ASSETS - (2.8)%		(1,819,720)
NET ASSETS - 100%		$ 64,748,978
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $66,012,693 and $110,659,192, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $16,455 for the period.
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $2,654,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $2,562,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $603,500) (cost $67,622,497) - See accompanying schedule		$ 66,568,698
Receivable for fund shares sold		14,437
Dividends receivable		12,076
Interest receivable		12,536
Redemption fees receivable		479
Other receivables		464
Total assets		66,608,690
Liabilities
Payable for investments purchased	$ 917,493
Payable for fund shares redeemed	256,732
Accrued management fee	31,089
Other payables and accrued expenses	42,398
Collateral on securities loaned, at value	612,000
Total liabilities		1,859,712
Net Assets		$ 64,748,978
Net Assets consist of:
Paid in capital		$ 72,985,257
Accumulated net investment loss		(374,937)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,807,543)
Net unrealized appreciation (depreciation) on investments		(1,053,799)
Net Assets, for 1,787,553 shares outstanding		$ 64,748,978
Net Asset Value and redemption price per share ($64,748,978 ÷ 1,787,553 shares)		$ 36.22
Maximum offering price per share (100/97.00 of $36.22)		$ 37.34

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 148,864
Interest		93,911
Security lending		5,684
Total income		248,459
Expenses
Management fee	$ 307,885
Transfer agent fees	267,641
Accounting and security lending fees	37,562
Non-interested trustees' compensation	194
Custodian fees and expenses	4,900
Registration fees	28,803
Audit	7,505
Legal	398
Miscellaneous	1,059
Total expenses before reductions	655,947
Expense reductions	(32,551)	623,396
Net investment income (loss)		(374,937)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(896,239)
Foreign currency transactions	(4,863)
Total net realized gain (loss)		(901,102)
Change in net unrealized appreciation (depreciation) on investment securities		(12,131,540)
Net gain (loss)		(13,032,642)
Net increase (decrease) in net assets resulting from operations		$ (13,407,579)
Other Information
Sales charges paid to FDC		$ 68,325
Deferred sales charges withheld by FDC		$ 125
Exchange fees withheld by FSC		$ 9,270

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Retailing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (374,937)	$ (450,641)
Net realized gain (loss)	(901,102)	(5,310,953)
Change in net unrealized appreciation (depreciation)	(12,131,540)	(1,030,543)
Net increase (decrease) in net assets resulting from operations	(13,407,579)	(6,792,137)
Distributions to shareholders from net realized gain	-	(2,696,929)
Share transactions Net proceeds from sales of shares	53,130,192	141,565,060
Reinvestment of distributions	-	2,576,799
Cost of shares redeemed	(102,218,293)	(104,512,739)
Net increase (decrease) in net assets resulting from share transactions	(49,088,101)	39,629,120
Redemption fees	50,540	166,387
Total increase (decrease) in net assets	(62,445,140)	30,306,441
Net Assets
Beginning of period	127,194,118	96,887,677
End of period (including accumulated net investment loss of $374,937 and $0, respectively)	$ 64,748,978	$ 127,194,118
Other Information Shares
Sold	1,262,871	3,356,173
Issued in reinvestment of distributions	-	62,941
Redeemed	(2,527,839)	(2,457,308)
Net increase (decrease)	(1,264,968)	961,806

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 41.67	$ 46.34	$ 50.42	$ 67.50	$ 50.04	$ 33.25
Income from Investment Operations
Net investment income (loss) E	(.15)	(.23)	(.25)	(.39)	(.28)	(.27)
Net realized and unrealized gain (loss)	(5.32)	(3.05)	3.15	(6.72)	18.27	17.14
Total from investment operations	(5.47)	(3.28)	2.90	(7.11)	17.99	16.87
Distributions from net realized gain	-	(1.47)	(7.18)	(10.13)	(.39)	(.51)
Distributions in excess of net realized gain	-	-	-	-	(.30)	-
Total distributions	-	(1.47)	(7.18)	(10.13)	(.69)	(.51)
Redemption fees added to paid in capital E	.02	.08	.20	.16	.16	.43
Net asset value, end of period	$ 36.22	$ 41.67	$ 46.34	$ 50.42	$ 67.50	$ 50.04
Total Return B,C,D	(13.08)%	(6.85)%	5.77%	(12.15)%	36.66%	52.61%
Ratios to Average Net Assets F
Expenses before expense reductions	1.24% A	1.29%	1.36%	1.25%	1.25%	1.63%
Expenses net of voluntary waivers, if any	1.24% A	1.29%	1.36%	1.25%	1.25%	1.63%
Expenses net of all reductions	1.18% A	1.16%	1.29%	1.20%	1.22%	1.55%
Net investment income (loss)	(.71)% A	(.54)%	(.51)%	(.60)%	(.50)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,749	$ 127,194	$ 96,888	$ 75,822	$ 337,513	$ 192,861
Portfolio turnover rate	139% A	280%	278%	88%	165%	308%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Air Transportation Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Air Transportation	-28.00%	-27.45%	55.71%	236.02%
Select Air Transportation (load adj.)	-30.16%	-29.63%	51.04%	225.93%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Cyclical Industries	-11.76%	-9.79%	-3.93%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 247 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Air Transportation	-27.45%	9.26%	12.88%
Select Air Transportation (load adj.)	-29.63%	8.60%	12.54%
S&P 500	-18.00%	1.74%	10.39%
GS Cyclical Industries	-9.79%	-0.80%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Air Transportation Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $32,593 - a 225.93% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Lockheed Martin Corp.	10.5
Southwest Airlines Co.	9.3
United Parcel Service, Inc. Class B	7.8
General Dynamics Corp.	6.1
Boeing Co.	5.4
United Technologies Corp.	5.4
Honeywell International, Inc.	4.6
Delta Air Lines, Inc.	4.3
Goodrich Corp.	3.9
AMR Corp.	3.9
61.2
Top Industries as of August 31, 2002
% of fund's net assets
Aerospace & Defense	40.2%
Airlines	35.1%
Air Freight & Logistics	12.9%
Commercial Services & Supplies	1.9%
Industrial Conglomerates	1.0%
All Others*	8.9%
* Includes short-term investments and net other assets.

Semiannual Report

Air Transportation Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Matt Fruhan, who managed Fidelity Select Air Transportation Portfolio for most of the period covered by this report, with additional comments from Heather Lawrence, who became Portfolio Manager of the fund on August 1, 2002.

Q. How did the fund perform, Matt?

M.F. For the six months ending August 31, 2002, the fund was down 28.00%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 247 stocks designed to measure the performance of companies in the cyclical industries sector - fell 11.76%. The Standard & Poor's 500 Index declined 16.60% during the same period. For the 12 months ending August 31, 2002, the fund was down 27.45%, while the Goldman Sachs index and S&P 500 index fell 9.79% and 18.00%, respectively.

Q. Why did the fund underperform the Goldman Sachs index during the past six months?

M.F. Simply put, the fund had a much larger exposure to airline stocks, and airline stocks performed very poorly.

Q. What was your strategy with respect to the airlines?

M.F. Early in 2002, the airline industry was on a revenue recovery pace that was faster than I expected. Airline travel had improved surprisingly well, and the stocks generally had bounced back from post-9/11 lows. Based on these positive trends, I had a very bullish outlook for the group, concluding that the U.S. airline industry was going to remain a viable one. I also felt airline travel would increase at the same rate it had been growing since 9/11, and would probably return to pre-9/11 levels by the end of 2002. Additionally, I believed that domestic economic growth was likely to improve as the year progressed. Given these convictions - and assuming the absence of additional terrorist incidents - I felt airline stocks were undervalued and increased the fund's exposure to them.

Q. Did any factors dampen your enthusiasm for airline stocks?

M.F. The big factor was that the rate at which airline traffic had been improving unexpectedly turned flat. When traffic stalled in April, I thought it might have been a temporary setback. But traffic levels remained flat during May, and stayed roughly flat through August. Lower-than-expected revenues - down about 20% from pre-9/11 levels during this stretch - put financial stress on the airlines, particularly those with higher debt, such as US Airways and fund holding UAL, the parent of United Airlines. As a result, the stocks fell further and further as the period progressed. Back in May, when it became clear that traffic growth was softening, I reduced the fund's exposure to those airlines with weaker financial conditions, such as United, and increased our holdings of the industry's more financially sound companies, most notably Southwest. The fund didn't own US Airways, which was among the group's worst performers and filed for bankruptcy. Unfortunately, investors didn't segregate much within the group, and most stocks fell sharply.

Q. In your opinion, why did airline traffic fail to improve?

M.F. Three reasons. First, it's become apparent that the 2000 revenue period was a bubble for many industries, including airlines. In hindsight, my assumption that airline revenues would recover to the 2000 level was flawed. Second, corporations tightened their travel policies, which reduced the volume of high-revenue passengers. Third, airline travel became more time-consuming - particularly for corporate travelers who typically make short trips - due to new security measures put in place after 9/11. Security checkpoint operations at the airports experienced a period of growing pains. Subsequent delays may have made brief corporate trips look less productive, and less desirable.

Q. What holdings performed well?

M.F. Fortunately, I maintained a high exposure to strong-performing pure defense stocks as a sort of hedge against my aggressive stance toward the airlines. Holdings such as Lockheed Martin and Northrop Grumman, the nation's two-largest defense contractors, both benefited from the government's decision to significantly increase military defense spending. Elsewhere, delivery company United Parcel Service benefited from higher profits from its overseas operations.

Q. Turning to you, Heather, what's your outlook for air transportation stocks?

H.L. If the economy remains sluggish, high-profit-margin business travelers are unlikely to return and boost traffic levels, causing further duress on industry profitability. A poor business climate for the airlines typically means lower plane orders - a scenario that could continue to dim the prospects for aerospace manufacturers. However, should the economy return to a higher and more sustainable growth rate, a positive scenario could be made for airline stocks if the industry does the following: reduces seating capacity; addresses lingering security concerns; and renegotiates high cost structures - particularly labor contracts - that were established during the industry's peak revenue years in the late 1990s and 2000.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 16, 1985

Fund number: 034

Trading symbol: FSAIX

Size: as of August 31, 2002, more than $32 million

Manager: Heather Lawrence, since August 2002; manager, Fidelity Select Transportation Portfolio, since 2001; analyst, airline, railroad, air freight and satellite industries, since 2000; joined Fidelity in 2000

3

Semiannual Report

Air Transportation Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.2%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 40.2%
Boeing Co.	47,700	$ 1,768,239
General Dynamics Corp.	25,100	1,973,864
Goodrich Corp.	61,700	1,287,679
Honeywell International, Inc.	49,900	1,494,505
L-3 Communications Holdings, Inc. (a)	4,500	229,005
Lockheed Martin Corp.	54,300	3,438,277
Northrop Grumman Corp.	2,200	270,160
Precision Castparts Corp.	39,500	899,810
United Technologies Corp.	29,500	1,752,005
TOTAL AEROSPACE & DEFENSE		13,113,544
AIR FREIGHT & LOGISTICS - 12.9%
C.H. Robinson Worldwide, Inc.	28,000	772,520
Expeditors International of Washington, Inc.	33,000	869,550
United Parcel Service, Inc. Class B	40,000	2,556,400
TOTAL AIR FREIGHT & LOGISTICS		4,198,470
AIRLINES - 35.1%
Air Canada (a)	3,700	13,052
Alaska Air Group, Inc. (a)	27,600	674,268
AMR Corp. (a)	124,800	1,271,712
Atlantic Coast Airlines Holdings, Inc. (a)	22,200	274,836
British Airways PLC ADR	5,900	141,069
Continental Airlines, Inc. Class B (a)	115,000	1,169,550
Delta Air Lines, Inc.	80,500	1,414,385
Frontier Airlines, Inc. (a)	29,600	230,880
JetBlue Airways Corp.	4,200	161,700
Northwest Airlines Corp. (a)	112,800	1,147,176
Ryanair Holdings PLC sponsored ADR (a)	28,800	942,048
SkyWest, Inc.	46,800	729,518
Southwest Airlines Co.	213,125	3,028,506
WestJet Airlines Ltd. (a)	22,850	250,616
TOTAL AIRLINES		11,449,316
COMMERCIAL SERVICES & SUPPLIES - 1.9%
Pittston Co. - Brinks Group	16,300	392,830
Sabre Holdings Corp. Class A (a)	8,800	236,808
TOTAL COMMERCIAL SERVICES & SUPPLIES		629,638
INDUSTRIAL CONGLOMERATES - 1.0%
Tyco International Ltd.	20,900	327,921
OIL & GAS - 0.1%
Tsakos Energy Navigation Ltd.	2,700	33,075
TOTAL COMMON STOCKS (Cost $32,019,560)		29,751,964
Money Market Funds - 12.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b)	1,841,389	$ 1,841,389
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	2,220,500	2,220,500
TOTAL MONEY MARKET FUNDS (Cost $4,061,889)		4,061,889
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $36,081,449)		33,813,853
NET OTHER ASSETS - (3.7)%		(1,208,267)
NET ASSETS - 100%		$ 32,605,586
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $11,600,658 and $28,418,124, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $986 for the period.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $2,052,703) (cost $36,081,449) - See accompanying schedule		$ 33,813,853
Receivable for investments sold		1,214,847
Receivable for fund shares sold		26,534
Dividends receivable		56,926
Interest receivable		2,414
Redemption fees receivable		246
Other receivables		704
Total assets		35,115,524
Liabilities
Payable to custodian bank	$ 195,715
Payable for fund shares redeemed	44,850
Accrued management fee	15,732
Other payables and accrued expenses	33,141
Collateral on securities loaned, at value	2,220,500
Total liabilities		2,509,938
Net Assets		$ 32,605,586
Net Assets consist of:
Paid in capital		$ 39,604,877
Accumulated net investment loss		(163,191)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,568,604)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,267,496)
Net Assets, for 1,383,992 shares outstanding		$ 32,605,586
Net Asset Value and redemption price per share ($32,605,586 ÷ 1,383,992 shares)		$ 23.56
Maximum offering price per share (100/97.00 of $23.56)		$ 24.29

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 153,242
Interest		21,148
Security lending		13,755
Total income		188,145
Expenses
Management fee	$ 144,530
Transfer agent fees	151,133
Accounting and security lending fees	30,736
Non-interested trustees' compensation	91
Custodian fees and expenses	4,053
Registration fees	24,945
Audit	6,938
Legal	168
Miscellaneous	662
Total expenses before reductions	363,256
Expense reductions	(11,920)	351,336
Net investment income (loss)		(163,191)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,438,085)
Foreign currency transactions	3,157
Total net realized gain (loss)		(3,434,928)
Change in net unrealized appreciation (depreciation) on: Investment securities	(10,922,481)
Assets and liabilities in foreign currencies	110
Total change in net unrealized appreciation (depreciation)		(10,922,371)
Net gain (loss)		(14,357,299)
Net increase (decrease) in net assets resulting from operations		$ (14,520,490)
Other Information
Sales charges paid to FDC		$ 66,375
Deferred sales charges withheld by FDC		$ 255
Exchange fees withheld by FSC		$ 2,108

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Air Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (163,191)	$ (109,905)
Net realized gain (loss)	(3,434,928)	118,671
Change in net unrealized appreciation (depreciation)	(10,922,371)	23,754
Net increase (decrease) in net assets resulting from operations	(14,520,490)	32,520
Distributions to shareholders from net realized gain	(483,018)	(1,972,456)
Share transactions Net proceeds from sales of shares	20,255,660	79,720,585
Reinvestment of distributions	469,085	1,909,250
Cost of shares redeemed	(40,238,790)	(60,620,884)
Net increase (decrease) in net assets resulting from share transactions	(19,514,045)	21,008,951
Redemption fees	36,449	65,787
Total increase (decrease) in net assets	(34,481,104)	19,134,802
Net Assets
Beginning of period	67,086,690	47,951,888
End of period (including accumulated net investment loss of $163,191 and $0, respectively)	$ 32,605,586	$ 67,086,690
Other Information Shares
Sold	634,617	2,560,760
Issued in reinvestment of distributions	14,193	60,324
Redeemed	(1,300,147)	(1,937,137)
Net increase (decrease)	(651,337)	683,947

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 32.96	$ 35.48	$ 26.45	$ 27.76	$ 26.86	$ 17.72
Income from Investment Operations
Net investment income (loss) E	(.10)	(.08)	(.04)	(.15)	(.14)	(.19)
Net realized and unrealized gain (loss)	(9.08)	(.88) H	12.62	2.59	1.06	10.59
Total from investment operations	(9.18)	(.96)	12.58	2.44	.92	10.40
Distributions from net realized gain	(.24)	(1.61)	(3.68)	(3.88)	(.21)	(1.43)
Redemption fees added to paid in capital E	.02	.05	.13	.13	.19	.17
Net asset value, end of period	$ 23.56	$ 32.96	$ 35.48	$ 26.45	$ 27.76	$ 26.86
Total Return B,C,D	(28.00)%	(2.38)%	50.37%	8.50%	4.11%	61.10%
Ratios to Average Net Assets F
Expenses before expense reductions	1.47% A	1.43%	1.34%	1.40%	1.35%	1.93%
Expenses net of voluntary waivers, if any	1.47% A	1.43%	1.34%	1.40%	1.35%	1.93%
Expenses net of all reductions	1.42% A	1.38%	1.30%	1.35%	1.27%	1.87%
Net investment income (loss)	(.66)% A	(.24)%	(.11)%	(.48)%	(.50)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,606	$ 67,087	$ 47,952	$ 24,463	$ 65,949	$ 181,185
Portfolio turnover rate	49% A	117%	198%	252%	260%	294%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investnents of the fund.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Automotive Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Automotive	-8.14%	6.20%	1.63%	109.92%
Select Automotive (load adj.)	-10.89%	3.01%	-1.42%	103.62%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Cyclical Industries	-11.76%	-9.79%	-3.93%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 247 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Automotive	6.20%	0.32%	7.70%
Select Automotive (load adj.)	3.01%	-0.28%	7.37%
S&P 500	-18.00%	1.74%	10.39%
GS Cyclical Industries	-9.79%	-0.80%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Automotive Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $20,362 - a 103.62% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Navistar International Corp.	12.2
Sonic Automotive, Inc. Class A	8.3
AutoZone, Inc.	5.7
Lithia Motors, Inc. Class A	5.6
Delphi Corp.	5.1
American Axle & Manufacturing Holdings, Inc.	5.0
Honda Motor Co. Ltd.	4.8
Toyota Motor Corp.	4.7
Monro Muffler Brake, Inc.	4.4
General Motors Corp.	3.7
59.5
Top Industries as of August 31, 2002
% of fund's net assets
Specialty Retail	25.7%
Machinery	21.3%
Auto Components	20.4%
Automobiles	17.6%
Household Durables	2.3%
All Others*	12.7%
* Includes short-term investments and net other assets.

Semiannual Report

Automotive Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Kelly Cardwell, Portfolio Manager of Fidelity Select Automotive Portfolio

Q. How did the fund perform, Kelly?

A. The fund declined during the period but outperformed its benchmarks. During the six months that ended August 31, 2002, the fund returned -8.14%, compared to -11.76% for the Goldman Sachs Cyclical Industries Index, an index of 247 stocks designed to measure the performance of companies in the cyclical industries sector. The broad stock market - as measured by the Standard & Poor's 500 Index - fell 16.60% during the same six months. For the 12-month period ending August 31, 2002, the fund returned 6.20%, while the Goldman Sachs index returned -9.79% and the S&P 500 returned -18.00%.

Q. Why did the fund outperform the S&P 500 and the Goldman Sachs index during the past six months?

A. Automotive stocks simply held up better than the overall stock market, thanks largely to the strength of the American consumer. A combination of low interest rates and auto pricing pressure has led to the highest levels of vehicle affordability in 25 years. Our focus on auto retailers, which stood to benefit from this situation, and our de-emphasis of auto manufacturers, which bore many of the associated costs, helped the fund outperform the typical cyclical industries stock.

Q. Was this your general management strategy during the period - focusing on retailers and underweighting manufacturers?

A. Yes, it was. Facing continued economic uncertainty, auto manufacturers had to offer attractive incentives to bring consumers into showrooms. A $3,000 rebate may help convince a customer who's unsure about a car purchase, but the rebate represents reduced earnings to the manufacturer. Not so for the typical retailer, who benefits when sales are high. In addition to our focus on automotive retailers, including Sonic Automotive, we also favored selected aftermarket companies. Earnings for these businesses - including AutoZone, one of the fund's best performers during the period - rose along with the volume of older cars on the road.

Q. You mentioned AutoZone. Did other fund holdings do well?

A. Yes - American Axle & Manufacturing Holdings, for example. It's a maker of automobile axles and chassis parts and is primarily a supplier for General Motors. As with many other auto parts makers, American Axle benefited from strong sales during the period. Pennzoil-Quaker State, a manufacturer of motor oils and other auto products, also helped the fund. The company's stock rose sharply after news broke of its pending acquisition by Royal Dutch/Shell.

Q. What stocks were disappointments?

A. Let's start with Navistar International. Navistar represents an additional focus for the fund - the heavy truck industry. I was attracted to this industry, and to Navistar, because it operates on a different economic cycle than the automobile industry. In fact, while the automotive industry has had above-average sales for four consecutive years, the heavy trucking industry has had three straight down years. I believe that once the economy recovers, heavy trucking may be due for a big recovery. On this basis, I invested sizably in Navistar. Unfortunately, the investment was too early, since the heavy trucking industry continued to lag during the period. I stayed with Navistar, nevertheless, and am awaiting a better environment for the company and industry over the coming 12 months. Another disappointment was Delphi, a diversified auto parts supplier. Delphi's stock fell on concerns about the company's pension liabilities, a problem exacerbated by the stock market's recent decline. A third poor performer was Snap-On. The company, which had been a strong performer until just before the reporting period began, supplies auto mechanics with hand and power tools, diagnostics and other equipment. A continued sluggish economy weakened demand for Snap-On's products and depressed its stock price below its March high.

Q. What's your outlook, Kelly?

A. It depends on your time horizon. During the short term, I don't see anything on the immediate horizon to cause a sharp decrease in auto sales, although significant increases from today's lofty levels are unlikely as well. At some point during the next couple of years, I do think that auto sales will suffer a more serious decline, particularly if there is a sharp rise in interest rates or a spike in unemployment. On the other hand, the heavy truck industry could hold more long-term promise if sales recover after years of being depressed.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 30, 1986

Fund number: 502

Trading symbol: FSAVX

Size: as of August 31, 2002, more than
$26 million

Manager: Kelly Cardwell, since 2001; analyst, various industries, since 1997; joined Fidelity in 1997

3

Semiannual Report

Automotive Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.9%
	Shares	Value (Note 1)
AUTO COMPONENTS - 20.4%
American Axle & Manufacturing Holdings, Inc. (a)	45,200	$ 1,344,700
ArvinMeritor, Inc.	9,100	212,849
BorgWarner, Inc.	4,400	265,056
Delphi Corp.	140,424	1,369,134
Johnson Controls, Inc.	3,050	263,185
Keystone Automotive Industries, Inc. (a)	61,300	898,658
Michelin SA (Compagnie Generale des Etablissements) Series B	2,600	93,263
Modine Manufacturing Co.	2,800	57,316
Superior Industries International, Inc.	3,800	182,704
TRW, Inc.	13,650	783,510
TOTAL AUTO COMPONENTS		5,470,375
AUTOMOBILES - 17.6%
Coachmen Industries, Inc.	19,400	304,580
General Motors Corp.	20,400	976,344
Honda Motor Co. Ltd.	30,200	1,280,480
Monaco Coach Corp. (a)	5,600	95,200
Thor Industries, Inc.	15,500	520,025
Toyota Motor Corp.	50,500	1,263,510
Winnebago Industries, Inc.	7,300	278,787
TOTAL AUTOMOBILES		4,718,926
HOUSEHOLD DURABLES - 2.3%
Fleetwood Enterprises, Inc.	14,200	68,870
Snap-On, Inc.	18,950	535,527
TOTAL HOUSEHOLD DURABLES		604,397
HOUSEHOLD PRODUCTS - 0.8%
Pennzoil-Quaker State Co.	10,100	220,483
MACHINERY - 21.3%
Actuant Corp. Class A (a)	6,200	237,150
Donaldson Co., Inc.	8,800	332,816
Eaton Corp.	11,250	795,825
Kennametal, Inc.	7,969	276,923
Navistar International Corp.	131,194	3,279,849
Oshkosh Truck Co.	2,100	118,335
PACCAR, Inc.	6,450	227,685
SPX Corp. (a)	3,950	428,970
TOTAL MACHINERY		5,697,553
MEDIA - 0.8%
General Motors Corp. Class H (a)	21,700	223,293
ROAD & RAIL - 0.2%
P.A.M. Transportation Services, Inc. (a)	2,650	56,419
SPECIALTY RETAIL - 25.7%
AutoZone, Inc. (a)	21,000	1,519,350
Lithia Motors, Inc. Class A (a)	74,100	1,502,748

	Shares	Value (Note 1)
Monro Muffler Brake, Inc. (a)	65,853	$ 1,191,939
O'Reilly Automotive, Inc. (a)	4,200	125,076
Sonic Automotive, Inc. Class A (a)	108,745	2,218,398
The Pep Boys - Manny, Moe & Jack	12,600	178,920
United Auto Group, Inc. (a)	8,800	140,008
TOTAL SPECIALTY RETAIL		6,876,439
TRADING COMPANIES & DISTRIBUTORS - 1.8%
Genuine Parts Co.	14,200	472,150
TOTAL COMMON STOCKS (Cost $24,582,759)		24,340,035
Money Market Funds - 5.5%

Fidelity Cash Central Fund, 1.85% (b)	1,129,424	1,129,424
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	350,000	350,000
TOTAL MONEY MARKET FUNDS (Cost $1,479,424)		1,479,424
TOTAL INVESTMENT PORTFOLIO - 96.4% (Cost $26,062,183)		25,819,459
NET OTHER ASSETS - 3.6%		977,883
NET ASSETS - 100%		$ 26,797,342
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $57,892,225 and $52,403,324, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $14,867 for the period.
Income Tax Information

At February 28, 2002, the fund had a capital loss carryforward of approximately $10,090,000 of which $1,009,000, $6,470,000, $947,000 and $1,664,000 will expire on February 28, 2007, February 29, 2008, February 28, 2009 and February 28, 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $335,020) (cost $26,062,183) - See accompanying schedule		$ 25,819,459
Receivable for investments sold		297,834
Receivable for fund shares sold		1,273,838
Dividends receivable		21,580
Interest receivable		1,735
Redemption fees receivable		237
Other receivables		201
Total assets		27,414,884
Liabilities
Payable for investments purchased	$ 127,670
Payable for fund shares redeemed	95,012
Accrued management fee	12,035
Other payables and accrued expenses	32,825
Collateral on securities loaned, at value	350,000
Total liabilities		617,542
Net Assets		$ 26,797,342
Net Assets consist of:
Paid in capital		$ 38,196,121
Accumulated net investment loss		(64,918)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,091,092)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(242,769)
Net Assets, for 1,124,826 shares outstanding		$ 26,797,342
Net Asset Value and redemption price per share ($26,797,342 ÷ 1,124,826 shares)		$ 23.82
Maximum offering price per share (100/97.00 of $23.82)		$ 24.56

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 235,318
Interest		28,595
Security lending		3,132
Total income		267,045
Expenses
Management fee	$ 131,417
Transfer agent fees	126,800
Accounting and security lending fees	30,595
Non-interested trustees' compensation	76
Custodian fees and expenses	12,918
Registration fees	31,295
Audit	6,540
Legal	121
Miscellaneous	332
Total expenses before reductions	340,094
Expense reductions	(8,131)	331,963
Net investment income (loss)		(64,918)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(812,637)
Foreign currency transactions	1,382
Total net realized gain (loss)		(811,255)
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,049,133)
Assets and liabilities in foreign currencies	(63)
Total change in net unrealized appreciation (depreciation)		(4,049,196)
Net gain (loss)		(4,860,451)
Net increase (decrease) in net assets resulting from operations		$ (4,925,369)
Other Information
Sales charges paid to FDC		$ 128,121
Deferred sales charges withheld by FDC		$ 142
Exchange fees withheld by FSC		$ 1,478

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Automotive Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (64,918)	$ (37,900)
Net realized gain (loss)	(811,255)	(1,763,722)
Change in net unrealized appreciation (depreciation)	(4,049,196)	3,287,234
Net increase (decrease) in net assets resulting from operations	(4,925,369)	1,485,612
Share transactions Net proceeds from sales of shares	62,410,214	58,208,834
Cost of shares redeemed	(58,422,982)	(43,157,473)
Net increase (decrease) in net assets resulting from share transactions	3,987,232	15,051,361
Redemption fees	47,790	70,703
Total increase (decrease) in net assets	(890,347)	16,607,676
Net Assets
Beginning of period	27,687,689	11,080,013
End of period (including accumulated net investment loss of $64,918 and $0, respectively)	$ 26,797,342	$ 27,687,689
Other Information Shares
Sold	2,248,313	2,494,389
Redeemed	(2,191,069)	(1,959,441)
Net increase (decrease)	57,244	534,948

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 25.93	$ 20.80	$ 19.23	$ 23.28	$ 27.50	$ 25.38
Income from Investment Operations
Net investment income (loss) E	(.04)	(.05)	(.14)	(.12)	.03	.05
Net realized and unrealized gain (loss)	(2.10)	5.10	1.65	(4.01)	(2.09)	5.21
Total from investment operations	(2.14)	5.05	1.51	(4.13)	(2.06)	5.26
Distributions from net investment income	-	-	-	-	(.01)	(.08)
Distributions from net realized gain	-	-	-	-	(2.17)	(3.09)
Total distributions	-	-	-	-	(2.18)	(3.17)
Redemption fees added to paid in capital E	.03	.08	.06	.08	.02	.03
Net asset value, end of period	$ 23.82	$ 25.93	$ 20.80	$ 19.23	$ 23.28	$ 27.50
Total Return B, C, D	(8.14)%	24.66%	8.16%	(17.40)%	(8.52)%	22.78%
Ratios to Average Net Assets F
Expenses before expense reductions	1.50% A	1.90%	2.44%	1.94%	1.45%	1.60%
Expenses net of voluntary waivers, if any	1.50% A	1.90%	2.44%	1.94%	1.45%	1.60%
Expenses net of all reductions	1.47% A	1.87%	2.43%	1.91%	1.41%	1.56%
Net investment income (loss)	(.29)% A	(.20)%	(.65)%	(.49)%	.11%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,797	$ 27,688	$ 11,080	$ 10,561	$ 64,541	$ 32,489
Portfolio turnover rate	262% A	180%	166%	29%	96%	153%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Chemicals Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Chemicals	-1.15%	7.91%	10.61%	164.46%
Select Chemicals (load adj.)	-4.12%	4.67%	7.29%	156.53%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Cyclical Industries	-11.76%	-9.79%	-3.93%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 247 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Chemicals	7.91%	2.04%	10.21%
Select Chemicals (load adj.)	4.67%	1.42%	9.88%
S&P 500	-18.00%	1.74%	10.39%
GS Cyclical Industries	-9.79%	-0.80%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Chemicals Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $25,653 - a 156.53% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Praxair, Inc.	8.7
PPG Industries, Inc.	7.9
Dow Chemical Co.	7.8
3M Co.	7.2
Millennium Chemicals, Inc.	5.2
Lyondell Chemical Co.	5.1
Georgia Gulf Corp.	4.2
Engelhard Corp.	3.6
Cytec Industries, Inc.	3.4
PolyOne Corp.	3.4
56.5
Top Industries as of August 31, 2002
% of fund's net assets
Chemicals	75.3%
Industrial Conglomerates	9.2%
Leisure Equipment & Products	1.9%
Food Products	1.8%
Metals & Mining	0.7%
All Others*	11.1%

* Includes short-term investments and net other assets.

Semiannual Report

Chemicals Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

John Roth, Portfolio Manager of Fidelity Select Chemicals Portfolio

Q. How did the fund perform, John?

A. For the six-month period that ended August 31, 2002, the fund declined 1.15%. By comparison, the Goldman Sachs Cyclical Industries Index - an index of 247 stocks designed to measure the performance of companies in the cyclical industries sector - fell 11.76%. The fund also compares its performance to the Standard & Poor's 500 Index, which dropped 16.60% during the same time period. For the 12-month period that ended August 31, 2002, the fund returned 7.91%, compared to the -9.79% and -18.00% returns of the Goldman Sachs and S&P 500 indexes, respectively.

Q. Why did the fund outperform its benchmarks during the six-month period?

A. Chemical companies had faced a tough investment climate for quite some time, but during the period we saw an improvement in their fundamentals, with utilization rates edging up as demand began to recover and customers started to restock inventories. This had a positive impact on chemical stocks, which had significant leverage to an improving economy. As a result, they generally performed better than many other sectors of the market. Compared to the fund, the Goldman Sachs index invests in a much broader group of cyclical stocks, some of whose valuations did not recover as much in anticipation of a strengthening economy. The S&P 500 index invests in an even broader range of stocks, including large-cap technology and telecommunications stocks, which saw their fundamentals continue to deteriorate and technology spending decline much faster than overall economic growth. As a result, the fund outperformed both benchmarks.

Q. What was your strategy in this volatile environment?

A. I focused on stocks of attractively valued companies with significant leverage to an improving economy. Early in the period, I found good opportunities in specialty chemical companies, whose fundamentals were improving because they were leveraged to several areas of the economy that continued to perform well, such as residential housing and the auto sector. I also sought out commodity chemical companies, which benefited from improving demand and tightening supply. Finally, I increased the number of stocks in the fund's portfolio, maintaining a core group of holdings and adding smaller positions in stocks that I believed had good longer-term prospects.

Q. What stocks helped the fund's performance?

A. 3M, one of the fund's larger holdings, performed well during the period. The company continued to create value and improve its earnings, driven by new productivity, growth initiatives and an ambitious restructuring plan implemented by its new CEO last year. PPG Industries is a diversified chemical company that makes coatings, glass and other products. The company enjoyed improving fundamentals, spurred by strong auto sales and construction activity during the period, and its stock did well. Similarly, Millennium Chemicals, which produces a key raw material used in paints for autos and building materials, performed well.

Q. What holdings detracted from the fund's performance?

A. Hercules is the leading worldwide supplier of water treatment chemicals for the pulp and paper industry. The company's performance lagged because an anticipated recovery in pulp and paper prices was slow to materialize. Applied Extrusion Technologies lowered earnings expectations due to higher raw material costs and slower demand than had been forecasted earlier. As a result, the company performed poorly during the period, its stock price declined and I sold this stock from the portfolio. Engelhard, a specialty chemical company that makes components for autos and trucks, encountered difficulties after its operating results began to show signs of deterioration due to increased competition.

Q. What's your outlook for the fund, John?

A. I'm generally optimistic about the prospects for chemical stocks. The supply and demand balance has improved for commodity chemical companies, which are in the beginning stages of a recovery. Demand growth has been steadily improving and the industry is focused on increasing free cash flow and improving return on invested capital - not building more capacity, which would shorten the growth cycle. Finally, valuations for most of this industry are still attractive. These signs all point to a positive environment for chemical stocks.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 29, 1985

Fund number: 069

Trading symbol: FSCHX

Size: as of August 31, 2002, more than $49 million

Manager: John Roth, since March 2002; manager, Fidelity Select Utilities Growth Portfolio, 1999-2000; analyst, various industries, since 1998; joined Fidelity in 1998

3

Semiannual Report

Chemicals Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 88.9%
	Shares	Value (Note 1)
CHEMICALS - 75.3%
Air Products & Chemicals, Inc.	21,100	$ 989,801
Albemarle Corp.	38,700	1,193,121
Arch Chemicals, Inc.	35,750	743,600
Celanese AG (a)	11,700	237,978
Cytec Industries, Inc. (a)	62,400	1,659,840
Dow Chemical Co.	126,400	3,819,808
E.I. du Pont de Nemours & Co.	11,100	447,441
Eastman Chemical Co.	31,200	1,399,944
Engelhard Corp.	67,300	1,760,568
Ferro Corp.	37,900	991,085
Georgia Gulf Corp.	80,512	2,053,056
Great Lakes Chemical Corp.	8,800	253,088
Hercules, Inc. (a)	108,200	1,136,100
IMC Global, Inc.	104,200	1,379,608
Lyondell Chemical Co.	175,100	2,509,183
Millennium Chemicals, Inc.	191,700	2,549,610
Minerals Technologies, Inc.	13,400	532,650
Monsanto Co.	36,600	672,342
Olin Corp.	72,700	1,381,300
OM Group, Inc.	3,700	195,101
OMNOVA Solutions, Inc. (a)	34,000	180,200
PolyOne Corp.	177,200	1,656,820
PPG Industries, Inc.	68,800	3,871,376
Praxair, Inc.	76,780	4,301,984
Rohm & Haas Co.	12,900	469,431
Solutia, Inc.	17,100	111,150
Spartech Corp.	26,200	560,680
TOTAL CHEMICALS		37,056,865
FOOD PRODUCTS - 1.8%
Delta & Pine Land Co.	47,200	859,040
INDUSTRIAL CONGLOMERATES - 9.2%
3M Co.	28,400	3,548,580
General Electric Co.	32,200	970,830
TOTAL INDUSTRIAL CONGLOMERATES		4,519,410
LEISURE EQUIPMENT & PRODUCTS - 1.9%
SCP Pool Corp. (a)	34,200	944,604
METALS & MINING - 0.7%
Alcan, Inc.	3,600	101,066
Johnson Matthey PLC	17,600	242,909
TOTAL METALS & MINING		343,975
TOTAL COMMON STOCKS (Cost $40,875,345)		43,723,894
Money Market Funds - 11.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b) (Cost $5,413,420)	5,413,420	$ 5,413,420
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $46,288,765)	49,137,314
NET OTHER ASSETS - 0.1%	59,527
NET ASSETS - 100%	$ 49,196,841
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $38,643,998 and $29,337,122, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,218 for the period.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $46,288,765) - See accompanying schedule		$ 49,137,314
Receivable for fund shares sold		82,739
Dividends receivable		126,787
Interest receivable		6,602
Redemption fees receivable		86
Other receivables		960
Total assets		49,354,488
Liabilities
Payable for fund shares redeemed	$ 103,394
Accrued management fee	22,227
Other payables and accrued expenses	32,026
Total liabilities		157,647
Net Assets		$ 49,196,841
Net Assets consist of:
Paid in capital		$ 48,395,172
Undistributed net investment income		166,660
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,213,540)
Net unrealized appreciation (depreciation) on investments		2,848,549
Net Assets, for 1,158,702 shares outstanding		$ 49,196,841
Net Asset Value and redemption price per share ($49,196,841 ÷ 1,158,702 shares)		$ 42.46
Maximum offering price per share (100/97.00 of $42.46)		$ 43.77

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 441,457
Interest		40,652
Security lending		2,495
Total income		484,604
Expenses
Management fee	$ 134,803
Transfer agent fees	130,788
Accounting and security lending fees	30,477
Non-interested trustees' compensation	76
Custodian fees and expenses	4,254
Registration fees	25,166
Audit	7,159
Legal	127
Miscellaneous	451
Total expenses before reductions	333,301
Expense reductions	(15,357)	317,944
Net investment income (loss)		166,660
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,036,735)
Foreign currency transactions	1,209
Total net realized gain (loss)		(2,035,526)
Change in net unrealized appreciation (depreciation) on investment securities		12,401
Net gain (loss)		(2,023,125)
Net increase (decrease) in net assets resulting from operations		$ (1,856,465)
Other Information
Sales charges paid to FDC		$ 41,632
Deferred sales charges withheld by FDC		$ 341
Exchange fees withheld by FSC		$ 780

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Chemicals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 166,660	$ 388,231
Net realized gain (loss)	(2,035,526)	2,138,166
Change in net unrealized appreciation (depreciation)	12,401	(2,134,041)
Net increase (decrease) in net assets resulting from operations	(1,856,465)	392,356
Distributions to shareholders from net investment income	-	(470,039)
Distributions to shareholders from net realized gain	(142,642)	-
Total distributions	(142,642)	(470,039)
Share transactions Net proceeds from sales of shares	43,822,138	104,192,714
Reinvestment of distributions	133,829	438,098
Cost of shares redeemed	(34,570,055)	(117,406,714)
Net increase (decrease) in net assets resulting from share transactions	9,385,912	(12,775,902)
Redemption fees	48,963	193,770
Total increase (decrease) in net assets	7,435,768	(12,659,815)
Net Assets
Beginning of period	41,761,073	54,420,888
End of period (including undistributed net investment income of $166,660 and $0, respectively)	$ 49,196,841	$ 41,761,073
Other Information Shares
Sold	986,445	2,495,149
Issued in reinvestment of distributions	2,998	10,429
Redeemed	(799,972)	(2,898,411)
Net increase (decrease)	189,471	(392,833)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 43.09	$ 39.95	$ 33.79	$ 31.10	$ 45.90	$ 42.53
Income from Investment Operations
Net investment income (loss) E	.16	.32	.33	.15	.17	(.02)
Net realized and unrealized gain (loss)	(.70)	2.98	5.95	3.22	(10.77)	7.88
Total from investment operations	(.54)	3.30	6.28	3.37	(10.60)	7.86
Distributions from net investment income	-	(.32)	(.26)	(.09)	(.05)	-
Distributions from net realized gain	(.14)	-	-	(.73)	(3.52)	(4.54)
Distributions in excess of net realized gain	-	-	-	-	(.68)	-
Total distributions	(.14)	(.32)	(.26)	(.82)	(4.25)	(4.54)
Redemption fees added to paid in capital E	.05	.16	.14	.14	.05	.05
Net asset value, end of period	$ 42.46	$ 43.09	$ 39.95	$ 33.79	$ 31.10	$ 45.90
Total Return B, C, D	(1.15)%	8.68%	19.09%	11.10%	(23.66)%	19.47%
Ratios to Average Net Assets F
Expenses before expense reductions	1.44% A	1.34%	1.61%	1.64%	1.58%	1.68%
Expenses net of voluntary waivers, if any	1.44% A	1.34%	1.61%	1.64%	1.58%	1.68%
Expenses net of all reductions	1.37% A	1.23%	1.55%	1.63%	1.51%	1.67%
Net investment income (loss)	.72% A	.79%	.91%	.40%	.44%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,197	$ 41,761	$ 54,421	$ 26,307	$ 31,862	$ 69,349
Portfolio turnover rate	140% A	221%	187%	132%	141%	31%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Construction and Housing Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Construction and Housing	-10.14%	5.45%	39.13%	229.60%
Select Construction and Housing (load adj.)	-12.83%	2.29%	34.96%	219.71%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Cyclical Industries	-11.76%	-9.79%	-3.93%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 247 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Construction and Housing	5.45%	6.83%	12.67%
Select Construction and Housing (load adj.)	2.29%	6.18%	12.32%
S&P 500	-18.00%	1.74%	10.39%
GS Cyclical Industries	-9.79%	-0.80%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Construction and Housing Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $31,971 - a 219.71% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
D.R. Horton, Inc.	5.6
Fannie Mae	5.3
Masco Corp.	5.2
Lennar Corp.	4.8
Danaher Corp.	4.4
Ryland Group, Inc.	4.2
Beazer Homes USA, Inc.	4.0
Pulte Homes, Inc.	3.9
Toll Brothers, Inc.	3.5
Centex Corp.	3.3
44.2
Top Industries as of August 31, 2002
% of fund's net assets
Household Durables	53.7%
Building Products	9.1%
Diversified Financials	8.3%
Machinery	5.7%
Construction Materials	4.0%
All Others*	19.2%
* Includes short-term investments and net other assets.

Semiannual Report

Construction and Housing Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Valerie Friedholm (left), who managed Fidelity Select Construction and Housing Portfolio during the period covered by this report, with additional comments from Robert Bao (right), who became manager of the fund on September 1, 2002.

Q. How did the fund perform, Valerie?

V.F. For the six months ending August 31, 2002, the fund fell 10.14%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 247 stocks designed to measure the performance of companies in the cyclical industries sector - declined 11.76%, while the Standard & Poor's 500 Index dropped 16.60%. For the 12 months ending August 31, 2002, the fund gained 5.45%, compared with declines of 9.79% and 18.00% for the Goldman Sachs and S&P 500 indexes, respectively.

Q. The fund beat the cyclical industries index during the past six months, but performance wasn't nearly as strong as it had been in the previous period. What happened?

V.F. There can be a lot of short-term volatility in the market for construction and housing stocks, and I believe that's what we experienced during the period, especially in the second half of the summer when the stock market was turning down so severely. The home builders and home suppliers - industries that were overweighted in the portfolio - were hit a little harder than some of the other names in the fund. This may have been because these stocks had held up pretty well in the past and investors decided to take some profits. Builders and suppliers also may have been affected by the growing debate in the marketplace about whether or not we're in a housing "bubble" that's about to burst, which I don't believe is the case. New home purchase applications are up, housing starts are up and, with the overall market still unsettled, many people are choosing to put money into their homes rather than into the market because housing is now a better investment.

Q. Did you make any significant changes in strategy in response to this recent volatility?

V.F. No, I really didn't change much. My strategy was to continue maintaining the fund's large overweighted position in the stocks of home builders and home suppliers. In spite of the late summer's volatility, I remained confident in the fund's strong bias toward these subsectors based on their fundamentals.

Q. Which individual holdings contributed the most to fund performance?

V.F. Among home builders, Hovnanian and KB Home provided the biggest boosts. People are still buying homes, and new construction orders at both these companies were very strong during the period. Two home supply companies - plumbing fixture manufacturer American Standard and specialty fabric maker Culp - also made strong contributions to performance based on the strength of the housing market. Countrywide and Washington Mutual, both of which are mortgage lenders, also performed well because of strong demand and increased refinancing activity driven by falling interest rates.

Q. What stocks were the biggest detractors?

V.F. Surprisingly, two large home builders - D.R. Horton and Beazer Homes - and two large building suppliers - carpet maker Mohawk and home products manufacturer Masco - were among the poorest performers. These companies had been top performers in the recent past, and they likely fell victim to profit taking during the late summer downturn. Appliance manufacturers Maytag and Whirlpool were more cautious in their quarterly earnings calls and were punished by the market for that cautiousness.

Q. Turning to you, Robert, what's your outlook?

R.B. Overall, I believe the fund is positioned appropriately. The only changes I'd consider at this time would be subtle alterations to some subsector weightings. For example, I will likely pare back the fund's large overweighted position in home builders. I'll continue to overweight home builders, but not to the extent that they now are represented in the portfolio. My rationale here is that in spite of the current strength of the housing market, I believe that most of the upside may be behind us. I also will likely add selectively to the fund's exposure in home improvement stocks, because some of them have become relatively cheap, and in furniture and appliance makers, because I believe that strong new and existing home sales could create pent-up demand for these products going forward and that valuations may be approaching all-time lows.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 29, 1986

Fund number: 511

Trading symbol: FSHOX

Size: as of August 31, 2002, more than
$78 million

Manager: Robert Bao, since September 2002; manager, Fidelity Select Environmental Portfolio, since March 2002; research analyst, since 1997; joined Fidelity in 1997

3

Semiannual Report

Construction and Housing Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value (Note 1)
AUTOMOBILES - 3.1%
Coachmen Industries, Inc.	22,100	$ 346,970
Monaco Coach Corp. (a)	26,600	452,200
Thor Industries, Inc.	37,600	1,261,480
Winnebago Industries, Inc.	10,300	393,357
TOTAL AUTOMOBILES		2,454,007
BANKS - 1.4%
Golden West Financial Corp.	7,800	530,322
Washington Mutual, Inc.	14,800	559,588
TOTAL BANKS		1,089,910
BUILDING PRODUCTS - 9.1%
American Standard Companies, Inc. (a)	22,700	1,626,001
Elcor Corp.	3,950	66,163
Lennox International, Inc.	17,000	257,550
Masco Corp.	170,700	4,124,112
NCI Building Systems, Inc. (a)	9,200	173,880
Simpson Manufacturing Co. Ltd. (a)	14,400	442,080
York International Corp.	15,400	491,260
TOTAL BUILDING PRODUCTS		7,181,046
COMMERCIAL SERVICES & SUPPLIES - 0.5%
Herman Miller, Inc.	8,900	137,861
HON Industries, Inc.	6,300	173,061
Steelcase, Inc. Class A	4,200	52,332
TOTAL COMMERCIAL SERVICES & SUPPLIES		363,254
CONSTRUCTION & ENGINEERING - 1.1%
Fluor Corp.	17,200	475,752
Jacobs Engineering Group, Inc. (a)	6,200	209,312
MasTec, Inc. (a)	16,200	57,510
URS Corp. (a)	5,900	138,355
TOTAL CONSTRUCTION & ENGINEERING		880,929
CONSTRUCTION MATERIALS - 4.0%
Centex Construction Products, Inc.	7,000	257,600
Florida Rock Industries, Inc.	4,300	145,168
Martin Marietta Materials, Inc.	22,800	835,392
Vulcan Materials Co.	48,700	1,900,274
TOTAL CONSTRUCTION MATERIALS		3,138,434
DIVERSIFIED FINANCIALS - 8.3%
Countrywide Credit Industries, Inc.	5,941	311,843
Doral Financial Corp.	4,600	194,994
Fannie Mae	55,200	4,183,056

	Shares	Value (Note 1)
Freddie Mac	17,300	$ 1,108,930
Lehman Brothers Holdings, Inc.	13,300	758,233
TOTAL DIVERSIFIED FINANCIALS		6,557,056
HOUSEHOLD DURABLES - 53.7%
Beazer Homes USA, Inc. (a)	48,792	3,131,471
Black & Decker Corp.	23,550	1,056,689
Centex Corp.	51,400	2,595,186
Champion Enterprises, Inc. (a)	86,400	231,552
Clayton Homes, Inc.	83,900	1,113,353
D.R. Horton, Inc.	211,616	4,393,145
Ethan Allen Interiors, Inc.	12,600	428,148
Fleetwood Enterprises, Inc.	32,700	158,595
Furniture Brands International, Inc. (a)	24,500	618,625
Hovnanian Enterprises, Inc. Class A (a)	8,000	248,960
KB Home	38,200	1,831,690
Leggett & Platt, Inc.	84,600	1,958,490
Lennar Corp.	71,900	3,796,320
M.D.C. Holdings, Inc.	22,160	890,832
Maytag Corp.	62,000	2,023,680
Meritage Corp. (a)	31,000	1,113,520
Mohawk Industries, Inc. (a)	30,671	1,518,215
NVR, Inc. (a)	3,600	1,067,400
Oakwood Homes Corp. (a)	38,400	77,184
Pulte Homes, Inc.	64,800	3,093,552
Ryland Group, Inc.	77,100	3,288,315
Southern Energy Homes, Inc. (a)	150,700	227,708
Standard Pacific Corp.	85,100	2,242,385
The Stanley Works	4,300	149,984
Toll Brothers, Inc. (a)	110,800	2,770,000
Whirlpool Corp.	41,000	2,267,710
TOTAL HOUSEHOLD DURABLES		42,292,709
HOUSEHOLD PRODUCTS - 2.0%
Colgate-Palmolive Co.	29,000	1,581,950
INDUSTRIAL CONGLOMERATES - 0.7%
Carlisle Companies, Inc.	11,600	519,680
MACHINERY - 5.7%
Astec Industries, Inc. (a)	23,200	307,864
Caterpillar, Inc.	9,200	401,488
Danaher Corp.	57,800	3,476,670
Mueller Industries, Inc. (a)	11,900	318,920
TOTAL MACHINERY		4,504,942
PAPER & FOREST PRODUCTS - 0.8%
Georgia-Pacific Group	21,200	446,260
Louisiana-Pacific Corp.	21,000	162,750
TOTAL PAPER & FOREST PRODUCTS		609,010
Common Stocks - continued
	Shares	Value (Note 1)
REAL ESTATE - 1.3%
LNR Property Corp.	6,000	$ 208,500
The St. Joe Co.	29,800	861,220
TOTAL REAL ESTATE		1,069,720
SPECIALTY RETAIL - 2.3%
Home Depot, Inc.	15,350	505,476
Lowe's Companies, Inc.	26,100	1,080,018
Sherwin-Williams Co.	7,600	205,200
TOTAL SPECIALTY RETAIL		1,790,694
TOTAL COMMON STOCKS (Cost $71,813,182)		74,033,341
Money Market Funds - 9.3%

Fidelity Cash Central Fund, 1.85% (b)	5,319,146	5,319,146
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	2,003,000	2,003,000
TOTAL MONEY MARKET FUNDS (Cost $7,322,146)		7,322,146
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $79,135,328)		81,355,487
NET OTHER ASSETS - (3.3)%		(2,574,628)
NET ASSETS - 100%		$ 78,780,859
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $65,086,162 and $51,699,464, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,935 for the period.
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $3,881,000 all of which will expire on February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $1,934,646) (cost $79,135,328) - See accompanying schedule		$ 81,355,487
Receivable for fund shares sold		166,132
Dividends receivable		52,638
Interest receivable		7,637
Redemption fees receivable		144
Other receivables		873
Total assets		81,582,911
Liabilities
Payable for investments purchased	$ 44,450
Payable for fund shares redeemed	657,816
Accrued management fee	38,689
Other payables and accrued expenses	58,097
Collateral on securities loaned, at value	2,003,000
Total liabilities		2,802,052
Net Assets		$ 78,780,859
Net Assets consist of:
Paid in capital		$ 84,289,464
Accumulated net investment loss		(188,006)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,540,758)
Net unrealized appreciation (depreciation) on investments		2,220,159
Net Assets, for 3,085,572 shares outstanding		$ 78,780,859
Net Asset Value and redemption price per share ($78,780,859 ÷ 3,085,572 shares)		$ 25.53
Maximum offering price per share (100/97.00 of $25.53)		$ 26.32

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 379,527
Interest		54,650
Security lending		9,001
Total income		443,178
Expenses
Management fee	$ 282,194
Transfer agent fees	275,183
Accounting and security lending fees	33,346
Non-interested trustees' compensation	162
Custodian fees and expenses	6,024
Registration fees	34,352
Audit	6,817
Legal	285
Miscellaneous	518
Total expenses before reductions	638,881
Expense reductions	(5,011)	633,870
Net investment income (loss)		(190,692)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,182,723)
Foreign currency transactions	61
Total net realized gain (loss)		(3,182,662)
Change in net unrealized appreciation (depreciation) on investment securities		(10,264,561)
Net gain (loss)		(13,447,223)
Net increase (decrease) in net assets resulting from operations		$ (13,637,915)
Other Information
Sales charges paid to FDC		$ 353,836
Deferred sales charges withheld by FDC		$ 322
Exchange fees withheld by FSC		$ 4,020

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Construction and Housing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (190,692)	$ (59,636)
Net realized gain (loss)	(3,182,662)	(3,957,756)
Change in net unrealized appreciation (depreciation)	(10,264,561)	11,079,228
Net increase (decrease) in net assets resulting from operations	(13,637,915)	7,061,836
Distributions to shareholders from net realized gain	-	(174,933)
Share transactions Net proceeds from sales of shares	111,935,040	130,115,007
Reinvestment of distributions	-	161,765
Cost of shares redeemed	(103,177,273)	(74,108,387)
Net increase (decrease) in net assets resulting from share transactions	8,757,767	56,168,385
Redemption fees	125,159	90,447
Total increase (decrease) in net assets	(4,754,989)	63,145,735
Net Assets
Beginning of period	83,535,848	20,390,113
End of period (including accumulated net investment loss of $188,006 and undistributed net investment income of $2,686, respectively)	$ 78,780,859	$ 83,535,848
Other Information Shares
Sold	3,869,192	5,199,941
Issued in reinvestment of distributions	-	7,549
Redeemed	(3,723,922)	(3,184,926)
Net increase (decrease)	145,270	2,022,564

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 28.41	$ 22.22	$ 17.44	$ 25.02	$ 25.63	$ 22.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.04)	(.01)	(.13)	(.06)	(.25)
Net realized and unrealized gain (loss)	(2.86)	6.34	5.20	(4.11)	(.53)	7.67
Total from investment operations	(2.92)	6.30	5.19	(4.24)	(.59)	7.42
Distributions from net investment income	-	-	-	-	-	(.02)
Distributions from net realized gain	-	(.17)	(.41)	(3.42)	(.06)	(3.87)
Distributions in excess of net realized gain	-	-	(.10)	-	-	-
Total distributions	-	(.17)	(.51)	(3.42)	(.06)	(3.89)
Redemption fees added to paid in capital E	.04	.06	.10	.08	.04	.10
Net asset value, end of period	$ 25.53	$ 28.41	$ 22.22	$ 17.44	$ 25.02	$ 25.63
Total Return B, C, D	(10.14)%	28.87%	30.67%	(18.28)%	(2.16)%	40.04%
Ratios to Average Net Assets F
Expenses before expense reductions	1.32% A	1.45%	2.33%	2.42%	1.43%	2.54%
Expenses net of voluntary waivers, if any	1.32% A	1.45%	2.33%	2.42%	1.43%	2.50%
Expenses net of all reductions	1.31% A	1.44%	2.32%	2.34%	1.37%	2.43%
Net investment income (loss)	(.39)% A	(.15)%	(.06)%	(.53)%	(.23)%	(1.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,781	$ 83,536	$ 20,390	$ 7,925	$ 51,652	$ 57,484
Portfolio turnover rate	117% A	111%	135%	34%	226%	404%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Cyclical Industries Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Select Cyclical Industries	-15.66%	-13.96%	11.11%	31.77%
Select Cyclical Industries (load adj.)	-18.19%	-16.54%	7.78%	27.82%
S&P 500	-16.60%	-18.00%	9.01%	24.40%
GS Cyclical Industries	-11.76%	-9.79%	-3.93%	11.81%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 247 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Life of fund
Select Cyclical Industries	-13.96%	2.13%	5.15%
Select Cyclical Industries (load adj.)	-16.54%	1.51%	4.56%
S&P 500	-18.00%	1.74%	4.05%
GS Cyclical Industries	-9.79%	-0.80%	2.05%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Cyclical Industries Portfolio on March 3, 1997, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $12,782 - a 27.82% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $12,440 - a 24.40% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
General Electric Co.	6.6
Tyco International Ltd.	4.9
3M Co.	4.0
Lockheed Martin Corp.	3.3
SPX Corp.	3.2
Boeing Co.	2.5
Illinois Tool Works, Inc.	2.4
General Motors Corp.	2.4
Dow Chemical Co.	2.3
Northrop Grumman Corp.	2.3
33.9
Top Industries as of August 31, 2002
% of fund's net assets
Industrial Conglomerates	15.7%
Machinery	15.1%
Aerospace & Defense	15.0%
Chemicals	9.5%
Road & Rail	4.8%
All Others*	39.9%
* Includes short-term investments and net other assets.

Semiannual Report

Cyclical Industries Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Pratima Abichandani (left), who managed Fidelity Select Cyclical Industries Portfolio for most of the period covered by this report, with additional comments from Matthew Fruhan (right), who became manager of the fund on August 1, 2002.

Q. How did the fund perform, Pratima?

P.A. For the six months ending August 31, 2002, the fund fell 15.66%. During the same period, the Goldman Sachs Cyclical Industries Index, an index of 247 stocks designed to measure the performance of companies in the cyclical industries sector, returned -11.76%, while the Standard & Poor's 500 Index returned -16.60%. For the 12 months ending August 31, 2002, the fund returned -13.96%, while the Goldman Sachs index dropped 9.79% and the S&P 500 lost 18.00%.

Q. What were the principal factors that affected performance?

P.A. While cyclical stocks held up somewhat better than the overall market, they nevertheless were pulled down in the general slump that engulfed equities as hopes of a quick economic rebound faded. Many stocks of industrial companies, which had performed relatively well before the period began, were among the first to be sold as investors began to anticipate that the economy was not about to have a sustained recovery. This change in sentiment resulted in a flight of assets away from the sector. The principal reasons that the fund underperformed the Goldman Sachs index were our large positions in a few poor-performing companies, including Tyco International and General Electric, and that our airline positions proved disappointing as passenger traffic recovered more slowly than anticipated after September 11, 2001. In addition, several consumer-related positions underperformed late in the period as consumer confidence weakened.

Q. What were your key strategies?

P.A. I continued to focus on the stocks of companies that could benefit from low interest rates and an economic recovery. Accordingly, I held positions in consumer cyclicals and industrial companies that likely would gain in a manufacturing recovery. Recognizing that the nation was stepping up its defense spending, I overweighted defense contractors. Meanwhile, I de-emphasized automobile and commodity chemical companies. I avoided most auto companies because their profits were undercut by the heavy costs of promotional campaigns. I thought commodity chemicals had little near-term potential as investors grew less optimistic about the economy.

Q. What types of investments had the greatest positive influence on performance?

P.A. Defense contractors and conglomerates with large defense-related businesses tended to do well, including Lockheed Martin and Northrop Grumman. Pennzoil-Quaker State also was a strong contributor. Its consumer business and strong franchise attracted Shell Oil, which paid a healthy premium to the stock price in a merger. 3M also performed well. A new chief executive officer instituted an aggressive restructuring program that led to an improved earnings outlook.

Q. What were the biggest detractors?

P.A. Tyco International and GE were major disappointments. Tyco's stock fell hard amid concerns about its accounting methods and corporate governance. These problems were exacerbated when criminal charges were filed against its former chief executive. Despite the poor performance, I continued to hold a large position in Tyco stock because I believed its divisions had solid businesses with strong cash flow, which I thought gave the stock strong upside potential after the recent price declines. Investors grew worried about General Electric because of questions about its large, complicated conglomerate structure. In addition, questions arose about how GE Capital might fare when interest rates started rising again and about how electric utility industry problems could affect GE's power turbine business. Airline and related companies - including Delta, American and Boeing - and some consumer-related holdings also detracted.

Q. Turning to you, Matt, what's your outlook for cyclical stocks?

M.F. The key question is whether industrial or consumer cyclicals present the best opportunities. Stock prices in the industrial sector tend to be lower, reflecting that group's recession, which has lasted well over a year. In contrast, fundamentals in many consumer cyclicals held up through much of the past 18 months without experiencing the problems that plagued the industrial sector. As a result, consumer valuations tend to be higher. I'm spending most of my time looking at the risk/reward relationship between the industrial and consumer cyclicals. Overall, I will have to take a hard look at companies' earnings expectations and whether they are based on realistic projections of an economic recovery.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: March 3, 1997

Fund number: 515

Trading symbol: FCYIX

Size: as of August 31, 2002, more than $17 million

Manager: Matthew Fruhan, since August 2002; manager, Fidelity Advisor Cyclical Industries Fund, since August 2002; Fidelity Select Defense and Aerospace Portfolio, since 2001; several other
Fidelity Select Portfolios, 1999-2002; joined
Fidelity in 1995

3

Semiannual Report

Cyclical Industries Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 15.0%
Aeroflex, Inc. (a)	7,100	$ 35,074
Boeing Co.	11,640	431,495
Honeywell International, Inc.	10,990	329,151
Lockheed Martin Corp.	9,140	578,745
Northrop Grumman Corp.	3,250	399,100
Precision Castparts Corp.	1,870	42,599
Raytheon Co.	9,200	322,000
Rockwell Collins, Inc.	1,100	23,375
United Technologies Corp.	6,321	375,404
Veridian Corp.	4,700	93,530
TOTAL AEROSPACE & DEFENSE		2,630,473
AIR FREIGHT & LOGISTICS - 1.5%
C.H. Robinson Worldwide, Inc.	1,450	40,006
FedEx Corp.	4,600	217,810
TOTAL AIR FREIGHT & LOGISTICS		257,816
AIRLINES - 1.3%
JetBlue Airways Corp.	180	6,930
Northwest Airlines Corp. (a)	3,910	39,765
Southwest Airlines Co.	13,025	185,085
TOTAL AIRLINES		231,780
AUTO COMPONENTS - 2.8%
American Axle & Manufacturing Holdings, Inc. (a)	6,780	201,705
ArvinMeritor, Inc.	1,660	38,827
Delphi Corp.	8,000	78,000
TRW, Inc.	3,100	177,940
TOTAL AUTO COMPONENTS		496,472
AUTOMOBILES - 3.6%
General Motors Corp.	8,752	418,871
Honda Motor Co. Ltd.	2,700	114,480
Winnebago Industries, Inc.	2,420	92,420
TOTAL AUTOMOBILES		625,771
BUILDING PRODUCTS - 2.8%
American Standard Companies, Inc. (a)	1,170	83,807
Elcor Corp.	1,140	19,095
Masco Corp.	10,710	258,754
York International Corp.	3,930	125,367
TOTAL BUILDING PRODUCTS		487,023
CHEMICALS - 9.5%
Arch Chemicals, Inc.	870	18,096
Dow Chemical Co.	13,300	401,926
E.I. du Pont de Nemours & Co.	2,120	85,457

	Shares	Value (Note 1)
Engelhard Corp.	3,710	$ 97,054
Ferro Corp.	2,090	54,654
Georgia Gulf Corp.	2,670	68,085
Lyondell Chemical Co.	9,860	141,294
Millennium Chemicals, Inc.	4,490	59,717
Minerals Technologies, Inc.	1,100	43,725
Monsanto Co.	2,900	53,273
PolyOne Corp.	11,210	104,814
PPG Industries, Inc.	3,100	174,437
Praxair, Inc.	6,390	358,032
TOTAL CHEMICALS		1,660,564
COMMERCIAL SERVICES & SUPPLIES - 2.6%
Allied Waste Industries, Inc. (a)	8,600	74,906
Avery Dennison Corp.	860	54,283
Republic Services, Inc. (a)	12,770	263,062
Sabre Holdings Corp. Class A (a)	2,600	69,966
TOTAL COMMERCIAL SERVICES & SUPPLIES		462,217
CONSTRUCTION & ENGINEERING - 1.0%
Fluor Corp.	2,160	59,746
Jacobs Engineering Group, Inc. (a)	3,310	111,746
TOTAL CONSTRUCTION & ENGINEERING		171,492
CONSTRUCTION MATERIALS - 1.1%
Florida Rock Industries, Inc.	1,560	52,666
Martin Marietta Materials, Inc.	2,970	108,821
Vulcan Materials Co.	700	27,314
TOTAL CONSTRUCTION MATERIALS		188,801
CONTAINERS & PACKAGING - 1.4%
Owens-Illinois, Inc. (a)	3,420	40,014
Packaging Corp. of America (a)	2,950	55,549
Pactiv Corp. (a)	7,190	130,570
Sealed Air Corp.	1,970	30,515
TOTAL CONTAINERS & PACKAGING		256,648
ELECTRICAL EQUIPMENT - 2.2%
Baldor Electric Co.	2,300	47,150
Cooper Industries Ltd.	1,200	39,264
Emerson Electric Co.	6,140	299,509
TOTAL ELECTRICAL EQUIPMENT		385,923
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
Millipore Corp.	1,160	40,936
PerkinElmer, Inc.	11,210	63,897
Roper Industries, Inc.	1,280	44,480
Common Stocks - continued
	Shares	Value (Note 1)
ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
Tech Data Corp. (a)	2,500	$ 82,675
Thermo Electron Corp.	7,030	124,993
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		356,981
ENERGY EQUIPMENT & SERVICES - 0.5%
Cooper Cameron Corp. (a)	2,000	89,680
FOOD PRODUCTS - 0.3%
Delta & Pine Land Co.	930	16,926
Hershey Foods Corp.	600	45,450
TOTAL FOOD PRODUCTS		62,376
HOUSEHOLD DURABLES - 4.1%
Beazer Homes USA, Inc. (a)	2,370	152,107
Clayton Homes, Inc.	2,240	29,725
Fleetwood Enterprises, Inc.	4,230	20,516
Furniture Brands International, Inc. (a)	3,500	88,375
Leggett & Platt, Inc.	1,870	43,291
Oakwood Homes Corp. (a)	3,020	6,070
Ryland Group, Inc.	940	40,091
Snap-On, Inc.	4,040	114,170
Standard Pacific Corp.	8,350	220,023
TOTAL HOUSEHOLD DURABLES		714,368
INDUSTRIAL CONGLOMERATES - 15.7%
3M Co.	5,630	703,469
General Electric Co.	38,260	1,153,529
Textron, Inc.	1,100	42,735
Tyco International Ltd.	54,630	857,145
TOTAL INDUSTRIAL CONGLOMERATES		2,756,878
MACHINERY - 15.1%
AGCO Corp. (a)	9,310	178,007
Albany International Corp. Class A	2,990	65,481
Eaton Corp.	2,870	203,024
IDEX Corp.	2,760	85,974
Illinois Tool Works, Inc.	6,130	420,028
Ingersoll-Rand Co. Ltd. Class A	6,670	250,459
Kennametal, Inc.	2,188	76,033
Milacron, Inc.	6,090	41,717
Navistar International Corp.	5,470	136,750
Oshkosh Truck Co.	1,530	86,216
PACCAR, Inc.	495	17,474
Parker Hannifin Corp.	6,350	257,556
Pentair, Inc.	6,080	264,115
SPX Corp. (a)	5,180	562,548
TOTAL MACHINERY		2,645,382

	Shares	Value (Note 1)
METALS & MINING - 1.5%
Alcan, Inc.	3,230	$ 90,679
Alcoa, Inc.	1,676	42,051
Century Aluminum Co.	2,830	25,725
Massey Energy Corp.	3,040	24,776
Nucor Corp.	950	47,538
Phelps Dodge Corp.	1,300	42,003
TOTAL METALS & MINING		272,772
OIL & GAS - 0.4%
Stelmar Shipping Ltd. (a)	1,330	19,245
Teekay Shipping Corp.	1,480	46,620
TOTAL OIL & GAS		65,865
ROAD & RAIL - 4.8%
Canadian National Railway Co.	5,640	246,024
CSX Corp.	4,970	173,105
Norfolk Southern Corp.	3,820	79,953
P.A.M. Transportation Services, Inc. (a)	1,410	30,019
Union Pacific Corp.	5,110	309,411
TOTAL ROAD & RAIL		838,512
SPECIALTY RETAIL - 0.7%
Sonic Automotive, Inc. Class A (a)	5,770	117,708
TRADING COMPANIES & DISTRIBUTORS - 0.4%
Fastenal Co.	1,480	52,126
W.W. Grainger, Inc.	400	18,020
TOTAL TRADING COMPANIES & DISTRIBUTORS		70,146
TOTAL COMMON STOCKS (Cost $16,286,630)		15,845,648
Money Market Funds - 13.2%

Fidelity Cash Central Fund, 1.85% (b)	1,908,354	1,908,354
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	415,000	415,000
TOTAL MONEY MARKET FUNDS (Cost $2,323,354)		2,323,354
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $18,609,984)	18,169,002
NET OTHER ASSETS - (3.5)%	(622,286)
NET ASSETS - 100%	$ 17,546,716
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $13,812,856 and $15,791,137, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $720 for the period.
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $351,000 all of which will expire on February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Cyclical Industries Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $388,910) (cost $18,609,984) - See accompanying schedule		$ 18,169,002
Receivable for investments sold		1,120,373
Receivable for fund shares sold		45,296
Dividends receivable		28,924
Interest receivable		2,303
Redemption fees receivable		134
Other receivables		142
Total assets		19,366,174
Liabilities
Payable for investments purchased	$ 1,301,983
Payable for fund shares redeemed	73,992
Accrued management fee	8,422
Other payables and accrued expenses	20,061
Collateral on securities loaned, at value	415,000
Total liabilities		1,819,458
Net Assets		$ 17,546,716
Net Assets consist of:
Paid in capital		$ 19,947,929
Accumulated net investment loss		(51,603)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,908,634)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(440,976)
Net Assets, for 1,416,750 shares outstanding		$ 17,546,716
Net Asset Value and redemption price per share ($17,546,716 ÷ 1,416,750 shares)		$ 12.39
Maximum offering price per share (100/97.00 of $12.39)		$ 12.77

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 107,239
Interest		10,792
Security lending		574
Total income		118,605
Expenses
Management fee	$ 60,357
Transfer agent fees	58,070
Accounting and security lending fees	30,320
Non-interested trustees' compensation	36
Custodian fees and expenses	6,093
Registration fees	10,187
Audit	6,493
Legal	63
Miscellaneous	89
Total expenses before reductions	171,708
Expense reductions	(1,500)	170,208
Net investment income (loss)		(51,603)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,323,143)
Foreign currency transactions	207
Total net realized gain (loss)		(1,322,936)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,974,345)
Assets and liabilities in foreign currencies	12
Total change in net unrealized appreciation (depreciation)		(1,974,333)
Net gain (loss)		(3,297,269)
Net increase (decrease) in net assets resulting from operations		$ (3,348,872)
Other Information
Sales charges paid to FDC		$ 16,630
Exchange fees withheld by FSC		$ 330

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Cyclical Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (51,603)	$ (46,821)
Net realized gain (loss)	(1,322,936)	(494,410)
Change in net unrealized appreciation (depreciation)	(1,974,333)	780,453
Net increase (decrease) in net assets resulting from operations	(3,348,872)	239,222
Distributions to shareholders from net realized gain	-	(6,645)
Share transactions Net proceeds from sales of shares	9,706,409	26,469,781
Reinvestment of distributions	-	6,588
Cost of shares redeemed	(11,519,609)	(12,186,400)
Net increase (decrease) in net assets resulting from share transactions	(1,813,200)	14,289,969
Redemption fees	15,023	14,431
Total increase (decrease) in net assets	(5,147,049)	14,536,977
Net Assets
Beginning of period	22,693,765	8,156,788
End of period (including accumulated net investment loss of $51,603 and $0, respectively)	$ 17,546,716	$ 22,693,765
Other Information Shares
Sold	676,786	1,843,511
Issued in reinvestment of distributions	-	474
Redeemed	(805,016)	(862,852)
Net increase (decrease)	(128,230)	981,133

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 H	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.69	$ 14.47	$ 11.55	$ 11.39	$ 12.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.04)	(.07)	(.13)	(.13)	(.11)
Net realized and unrealized gain (loss)	(2.28)	.26	3.11	.21	(.49)	2.59
Total from investment operations	(2.31)	.22	3.04	.08	(.62)	2.48
Distributions from net realized gain	-	(.01)	(.06)	-	(.09)	(.46)
Distributions in excess of net realized gain	-	-	(.11)	-	-	-
Total distributions	-	(.01)	(.17)	-	(.09)	(.46)
Redemption fees added to paid in capital E	.01	.01	.05	.08	.03	.05
Net asset value, end of period	$ 12.39	$ 14.69	$ 14.47	$ 11.55	$ 11.39	$ 12.07
Total Return B, C, D	(15.66)%	1.59%	26.88%	1.40%	(4.96)%	25.77%
Ratios to Average Net Assets G
Expenses before expense reductions	1.66% A	1.79%	3.14%	2.93%	3.97%	5.17% A
Expenses net of voluntary waivers, if any	1.66% A	1.79%	2.50%	2.50%	2.50%	2.50% A
Expenses net of all reductions	1.65% A	1.78%	2.49%	2.49%	2.49%	2.50% A
Net investment income (loss)	(.50)% A	(.32)%	(.48)%	(1.00)%	(1.09)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,547	$ 22,694	$ 8,157	$ 4,112	$ 3,087	$ 3,965
Portfolio turnover rate	141% A	67%	150%	211%	103%	140% A

A Annualized BTotal returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period March 3, 1997 (commencement of operations) to February 28, 1998. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Defense and Aerospace Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Defense and Aerospace	-7.78%	7.60%	33.94%	365.47%
Select Defense and Aerospace (load adj.)	-10.55%	4.38%	29.92%	351.51%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Cyclical Industries	-11.76%	-9.79%	-3.93%	n/a**
Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 247 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Defense and Aerospace	7.60%	6.02%	16.62%
Select Defense and Aerospace (load adj.)	4.38%	5.37%	16.27%
S&P 500	-18.00%	1.74%	10.39%
GS Cyclical Industries	-9.79%	-0.80%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Defense and Aerospace Portfolio on August 31, 1992 and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $45,151 - a 351.51% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Northrop Grumman Corp.	11.4
Lockheed Martin Corp.	11.1
Boeing Co.	7.5
Raytheon Co.	6.2
Harris Corp.	5.5
United Technologies Corp.	5.5
L-3 Communications Holdings, Inc.	5.1
Rockwell Automation, Inc.	3.6
Alliant Techsystems, Inc.	3.6
Precision Castparts Corp.	3.5
63.0
Top Industries as of August 31, 2002
% of fund's net assets
Aerospace & Defense	72.1%
Media	7.2%
Communications Equipment	6.7%
Electrical Equipment	3.6%
Auto Components	0.7%
All Others*	9.7%
* Includes short-term investments and net other assets.

Semiannual Report

Defense and Aerospace Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Matthew Fruhan, Portfolio Manager of Fidelity Select Defense and Aerospace Portfolio

Q. How did the fund perform, Matt?

A. For the six months ending August 31, 2002, the fund was down 7.78%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 247 stocks designed to measure the performance of companies in the cyclical industries sector - fell 11.76%. The Standard & Poor's 500 Index declined 16.60% during the same period. For the 12 months ending August 31, 2002, the fund returned 7.60%, while the Goldman Sachs index and S&P 500 index fell 9.79% and 18.00%, respectively.

Q. Why did the fund outperform the Goldman Sachs index during the past six months?

A. The fund owned a higher percentage of pure defense stocks, many of which delivered positive returns as a result of higher spending by the U.S. federal government on military defense. During the past six months, the government bolstered its defense budget further, doling out new multi-million dollar contracts to defense contractors, including Lockheed Martin, Northrop Grumman, TRW and Alliant Techsystems - all significant holdings of the fund. Defense spending drives defense stock performance. At the end of the period, the expectation was that the government would authorize an 18% increase in its defense budget during its upcoming 2003 fiscal year. Investors expected that spending increase to boost the earnings of defense companies, so the stocks accordingly moved higher.

Q. What was your investment strategy for the fund?

A. I increased the fund's exposure to defense stocks throughout the period and reduced our holdings in the aerospace industry. Following 9/11 and up until six months ago, the government's defense spending pattern was periodically surprising investors with additional increases, but the defense group's multiple - the collective prices of the stocks divided by their earnings per share - was trading at a discount to that of the S&P 500 index. In other words, despite their strong earnings growth, I felt defense stocks were still undervalued. It was pretty clear to me that the government's upside spending increases would continue, and I thought the stocks would move higher as well. Fortunately, those increases did occur, and the rally in defense stocks continued.

Q. Why did you reduce the fund's aerospace exposure?

A. I reduced the fund's exposure to aerospace stocks midway through the period for several reasons related to the airline industry's future profitability, which I deemed to be under duress. After bouncing back rather well following 9/11 through March of 2002, airline travel remained flat for the remainder of the period - and down roughly 20% from pre-9/11 levels. Lower air traffic meant lower revenues for the airline industry, which requires a reduction in the number of planes in operation to bring supply and demand in balance, among other cost-cutting initiatives. That's exactly what took place. With excess seating capacity, the airline industry began reducing plane orders to aerospace manufacturers, and aerospace stocks declined. Although we owned a sizable stake in this group because it falls under the fund's core investment criteria, my decision to reduce our exposure was helpful.

Q. What holdings were top performers? Which disappointed?

A. Northrop Grumman and Lockheed Martin, which together represented about 20% of net assets on average throughout the period, rose 15% and 13%, respectively, on the positive business environment for defense companies. In terms of disappointments, companies with businesses tied to the aerospace industry, such as Boeing, United Technologies, Goodrich and Honeywell, were plagued by the industry problems I previously mentioned.

Q. What's your outlook, Matt?

A. Defense stocks performed well during the past six months because they had the dual benefit of better earnings growth and a lower valuation relative to the broader equity market. At the end of August, however, prices for defense stocks had risen and the valuation gap had closed, meaning defense stocks were valued more in line with the broader market. Still, the earnings growth outlook for defense stocks remained better than the market, making a compelling case that these stocks could still produce - albeit at a slower pace - going forward. As for aerospace stocks, I don't see any reason to increase the fund's exposure to them at this time. But I expect that, at some point, the outlook for the airline industry will be healthier, plane orders will increase and aerospace stocks could be under-appreciated by the investment community relative to their fundamentals.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: May 8, 1984

Fund number: 067

Trading symbol: FSDAX

Size: as of August 31, 2002, more than
$359 million

Manager: Matthew Fruhan, since 2001; manager, Fidelity Cyclical Industries Portfolio, since August 2002; Fidelity Select Air Transportation Portfolio, 2001-2002; Fidelity Select Food and Agriculture Portfolio, 1999-2001; analyst, various industries, 1995-2001; joined Fidelity in 1995

3

Semiannual Report

Defense and Aerospace Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.6%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 72.1%
AAR Corp.	43,400	$ 269,080
Aeroflex, Inc. (a)	318,300	1,572,402
Alliant Techsystems, Inc. (a)	187,955	12,822,290
BE Aerospace, Inc. (a)	235,800	1,874,610
Boeing Co.	725,500	26,894,285
DRS Technologies, Inc. (a)	139,000	5,129,100
EDO Corp.	30,500	727,425
Engineered Support Systems, Inc.	43,000	2,343,543
GenCorp, Inc.	104,600	1,134,910
General Dynamics Corp.	93,800	7,376,432
Goodrich Corp.	480,850	10,035,340
Herley Industries, Inc. (a)	100,400	1,910,612
Honeywell International, Inc.	419,600	12,567,020
Integrated Defense Technologies, Inc.	201,300	4,348,080
L-3 Communications Holdings, Inc. (a)	357,500	18,193,175
Lockheed Martin Corp.	629,600	39,866,272
Mercury Computer Systems, Inc. (a)	92,600	2,308,518
Northrop Grumman Corp.	334,424	41,067,267
Orbital Sciences Corp. (a)	81,500	304,810
Precision Castparts Corp.	557,400	12,697,572
Raytheon Co.	632,752	22,146,320
Triumph Group, Inc. (a)	76,000	2,533,840
United Defense Industries, Inc.	330,200	7,412,990
United Technologies Corp.	334,200	19,848,138
Veridian Corp.	200,100	3,981,990
TOTAL AEROSPACE & DEFENSE		259,366,021
AIRLINES - 0.2%
Delta Air Lines, Inc.	47,800	839,846
AUTO COMPONENTS - 0.7%
TRW, Inc.	42,000	2,410,800
COMMUNICATIONS EQUIPMENT - 6.7%
Anaren Microwave, Inc. (a)	116,100	1,131,975
Harris Corp.	622,500	19,888,875
Loral Space & Communications Ltd. (a)	2,125,300	1,041,397
REMEC, Inc. (a)	238,350	982,002
ViaSat, Inc. (a)	195,100	1,180,355
TOTAL COMMUNICATIONS EQUIPMENT		24,224,604
ELECTRICAL EQUIPMENT - 3.6%
Rockwell Automation, Inc.	698,350	12,863,607
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
California Amplifier, Inc. (a)	345	1,194
Trimble Navigation Ltd. (a)	140,900	1,972,600
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		1,973,794
MACHINERY - 0.6%
Oshkosh Truck Co.	38,000	2,141,300

	Shares	Value (Note 1)
MEDIA - 7.2%
Comcast Corp. Class A (special) (a)	76,500	$ 1,822,995
EchoStar Communications Corp. Class A (a)	86,900	1,546,820
General Motors Corp. Class H (a)	985,500	10,140,795
PanAmSat Corp. (a)	666,300	12,526,440
TOTAL MEDIA		26,037,050
TOTAL COMMON STOCKS (Cost $325,979,715)		329,857,022
Money Market Funds - 19.3%

Fidelity Cash Central Fund, 1.85% (b)	33,718,149	33,718,149
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	35,733,000	35,733,000
TOTAL MONEY MARKET FUNDS (Cost $69,451,149)		69,451,149
TOTAL INVESTMENT PORTFOLIO - 110.9% (Cost $395,430,864)		399,308,171
NET OTHER ASSETS - (10.9)%		(39,364,521)
NET ASSETS - 100%		$ 359,943,650
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $254,472,965 and $135,843,973, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $23,711 for the period.
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $570,000 all of which will expire on February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $34,174,886) (cost $395,430,864) - See accompanying schedule		$ 399,308,171
Receivable for investments sold		2,572,403
Receivable for fund shares sold		932,134
Dividends receivable		717,086
Interest receivable		43,829
Redemption fees receivable		2,338
Other receivables		7,761
Total assets		403,583,722
Liabilities
Payable for investments purchased	$ 6,068,280
Payable for fund shares redeemed	1,467,629
Accrued management fee	179,371
Other payables and accrued expenses	191,792
Collateral on securities loaned, at value	35,733,000
Total liabilities		43,640,072
Net Assets		$ 359,943,650
Net Assets consist of:
Paid in capital		$ 371,459,330
Accumulated net investment loss		(116,186)
Accumulated undistributed net realized gain (loss) on investments		(15,276,801)
Net unrealized appreciation (depreciation) on investments		3,877,307
Net Assets, for 8,477,901 shares outstanding		$ 359,943,650
Net Asset Value and redemption price per share ($359,943,650 ÷ 8,477,901 shares)		$ 42.46
Maximum offering price per share (100/97.00 of $42.46)		$ 43.77

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 1,888,261
Interest		352,357
Security lending		35,943
Total income		2,276,561
Expenses
Management fee	$ 1,174,666
Transfer agent fees	1,002,071
Accounting and security lending fees	133,598
Non-interested trustees' compensation	646
Custodian fees and expenses	7,534
Registration fees	87,316
Audit	8,966
Legal	1,040
Miscellaneous	3,453
Total expenses before reductions	2,419,290
Expense reductions	(81,471)	2,337,819
Net investment income (loss)		(61,258)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(11,091,471)
Change in net unrealized appreciation (depreciation) on investment securities		(33,061,664)
Net gain (loss)		(44,153,135)
Net increase (decrease) in net assets resulting from operations		$ (44,214,393)
Other Information
Sales charges paid to FDC		$ 1,840,045
Deferred sales charges withheld by FDC		$ 2,262
Exchange fees withheld by FSC		$ 9,735

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Defense and Aerospace Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (61,258)	$ 486,338
Net realized gain (loss)	(11,091,471)	(3,966,483)
Change in net unrealized appreciation (depreciation)	(33,061,664)	32,745,827
Net increase (decrease) in net assets resulting from operations	(44,214,393)	29,265,682
Distributions to shareholders from net investment income	(310,532)	(222,154)
Distributions to shareholders from net realized gain	-	(817,282)
Total distributions	(310,532)	(1,039,436)
Share transactions Net proceeds from sales of shares	330,324,680	297,951,478
Reinvestment of distributions	300,378	998,696
Cost of shares redeemed	(213,185,467)	(118,765,297)
Net increase (decrease) in net assets resulting from share transactions	117,439,591	180,184,877
Redemption fees	197,697	150,656
Total increase (decrease) in net assets	73,112,363	208,561,779
Net Assets
Beginning of period	286,831,287	78,269,508
End of period (including accumulated net investment loss of $116,186 and undistributed net investment income of $259,799, respectively)	$ 359,943,650	$ 286,831,287
Other Information Shares
Sold	6,950,816	7,298,863
Issued in reinvestment of distributions	6,191	25,522
Redeemed	(4,704,260)	(2,926,558)
Net increase (decrease)	2,252,747	4,397,827

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 46.08	$ 42.83	$ 34.36	$ 33.85	$ 37.57	$ 28.94
Income from Investment Operations
Net investment income (loss) E	(.01)	.15	.03	(.15)	(.19)	(.29)
Net realized and unrealized gain (loss)	(3.59)	3.59	10.19	1.14	(3.61)	11.84
Total from investment operations	(3.60)	3.74	10.22	.99	(3.80)	11.55
Distributions from net investment income	(.04)	(.05)	(.02)	-	-	-
Distributions from net realized gain	-	(.49)	(1.81)	(.59)	-	(3.04)
Total distributions	(.04)	(.54)	(1.83)	(.59)	-	(3.04)
Redemption fees added to paid in capital E	.02	.05	.08	.11	.08	.12
Net asset value, end of period	$ 42.46	$ 46.08	$ 42.83	$ 34.36	$ 33.85	$ 37.57
Total Return B, C, D	(7.78)%	9.09%	30.45%	3.24%	(9.90)%	42.68%
Ratios to Average Net Assets F
Expenses before expense reductions	1.20% A	1.23%	1.52%	1.61%	1.48%	1.77%
Expenses net of voluntary waivers, if any	1.20% A	1.23%	1.52%	1.61%	1.48%	1.77%
Expenses net of all reductions	1.16% A	1.19%	1.49%	1.59%	1.42%	1.71%
Net investment income (loss)	(.03)% A	.37%	.08%	(.42)%	(.53)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 359,944	$ 286,831	$ 78,270	$ 21,406	$ 28,497	$ 101,805
Portfolio turnover rate	75% A	76%	119%	146%	221%	311%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Environmental Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Environmental	-11.05%	-17.27%	-35.17%	9.10%
Select Environmental (load adj.)	-13.72%	-19.75%	-37.12%	5.83%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Cyclical Industries	-11.76%	-9.79%	-3.93%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 247 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Environmental	-17.27%	-8.30%	0.87%
Select Environmental (load adj.)	-19.75%	-8.86%	0.57%
S&P 500	-18.00%	1.74%	10.39%
GS Cyclical Industries	-9.79%	-0.80%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Environmental Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $10,583 - a 5.83% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Waste Connections, Inc.	11.4
Republic Services, Inc.	11.1
Allied Waste Industries, Inc.	8.4
Whole Foods Market, Inc.	7.1
Stericycle, Inc.	6.2
Donaldson Co., Inc.	4.9
Thermo Electron Corp.	4.8
Waste Management, Inc.	4.6
Millipore Corp.	4.5
Ecolab, Inc.	4.1
67.1
Top Industries as of August 31, 2002
% of fund's net assets
Commercial Services & Supplies	43.4%
Machinery	13.9%
Electronic Equipment & Instruments	9.3%
Food & Drug Retailing	7.1%
Chemicals	4.1%
All Others*	22.2%
* Includes short-term investments and net other assets.

Semiannual Report

Environmental Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Robert Bao, Portfolio Manager of Fidelity Select Environmental Portfolio

Q. How did the fund perform, Robert?

A. For the six-month period ending August 31, 2002, the fund returned -11.05%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 247 stocks designed to measure the performance of companies in the cyclical industries sector - fell 11.76%, while the Standard & Poor's 500 Index declined 16.60%. For the 12 months that ended on August 31, 2002, the fund had a return of -17.27%, compared with declines of 9.79% and 18.00% for the Goldman Sachs and S&P indexes, respectively.

Q. The fund narrowly outperformed the cyclical industries index. What were the contributing factors?

A. When I took over managing the fund in March, I began increasing its already overweighted position in environmental services stocks, particularly those of solid waste disposal companies, from about 35% of assets in March to more than 43% at the end of August. The fundamentals of the environmental services group were solid, and the valuations were fairly reasonable as well. Throughout the 1980s and ´90s, there were several rounds of industry consolidation, and now there are three major names in this arena - Waste Management, Allied Waste and Republic Services - that control about 50% of the nation's total landfill capacity. During the current slow economy, solid waste company earnings have been somewhat affected by slackening demand from their high-margin industrial sector clients, which have been forced to scale back their operations. Among the top-three disposal companies, however, more than half of their business comes from relatively stable residential contracts, and the ongoing strength of this revenue stream helped support earnings and somewhat shielded their stock prices from the downward momentum of the broader market.

Q. What was behind your decision to further increase holdings in the environmental services group?

A. My philosophy for running funds is to keep things simple. I overweight stocks that I have conviction in and avoid those that I don't think measure up. I'm also not keen on owning a large number of names. For the most part, there are two investable groups in the environmental industry - alternative energy source developers and waste disposal companies. Alternative energy developers don't yet have sustainable earnings; hence, their stock prices are more volatile than those of waste disposers, whose growth tends to be more slow and steady. As I said earlier, waste disposal companies have been able to sustain revenues because of their ongoing residential business. When the economy improves, the growth prospects of these companies are also likely to improve as industrial customers resume normal operations and generate increasing demand for waste disposal services. So, my strategy is to take advantage of the group's defensive characteristics while the economy remains slow, while being poised to benefit from accelerating growth when economic conditions improve.

Q. Which individual holdings helped performance the most?

A. The fund maintained top-10 positions in each of the three major waste disposal companies I mentioned earlier. Republic Services, the nation's third-largest waste hauler, contributed the most to absolute fund performance. The company was stable, had a strong balance sheet and delivered predictable cash flow and earnings. During the period, the company beat earnings estimates, began a stock repurchase program and saw its share price rewarded. Waste Management, the country's largest hauler, also performed well. Another major contributor was Waste Connections, the fund's largest holding. This is a smaller waste disposer that competes in secondary, non-urban markets and is engaged in an active acquisitions program. The pace of the company's acquisitions exceeded investors' expectations, as did its revenue growth, which fueled significant share price appreciation.

Q. What stocks hurt performance?

A. Allied Waste, another of the big three, was the biggest detractor. Its performance suffered from investor concerns about servicing a highly leveraged balance sheet and possible accounting irregularities, both as a result of its acquisition of BFI a couple of years ago. A Securities and Exchange Commission inquiry into its accounting practices in July further raised investor concerns and drove Allied's share price lower. The regulatory inquiry found no irregularities, and the issue now appears to be over. Alternative energy developers Ballard Power and FuelCell Energy also performed weakly.

Q. What's your outlook for the next six months?

A. I'm still comfortable with the fund's current weightings and its bias toward the environmental services group. This strategy is somewhat defensive, which I believe is appropriate for this stage of the business cycle, and positions the fund for accelerating growth when conditions improve.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 29, 1989

Fund number: 516

Trading symbol: FSLEX

Size: as of August 31, 2002, more than
$10 million

Manager: Robert Bao, since March 2002; Fidelity Construction and Housing Portfolio, since September 2002; research analyst, since 1997; joined Fidelity in 1997

3

Semiannual Report

Environmental Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 89.7%
	Shares	Value (Note 1)
CHEMICALS - 4.1%
Ecolab, Inc.	10,100	$ 454,904
COMMERCIAL SERVICES & SUPPLIES - 43.4%
Allied Waste Industries, Inc. (a)	105,560	919,428
Ionics, Inc. (a)	8,500	188,275
Republic Services, Inc. (a)	59,400	1,223,640
Stericycle, Inc. (a)	22,000	682,880
Waste Connections, Inc. (a)	36,200	1,253,607
Waste Management, Inc.	19,693	500,793
TOTAL COMMERCIAL SERVICES & SUPPLIES		4,768,623
CONSTRUCTION & ENGINEERING - 1.7%
Insituform Technologies, Inc. Class A (a)	11,600	185,252
ELECTRICAL EQUIPMENT - 2.5%
Ballard Power Systems, Inc. (a)	9,500	133,442
FuelCell Energy, Inc. (a)	7,500	52,500
Plug Power, Inc. (a)	15,200	89,376
TOTAL ELECTRICAL EQUIPMENT		275,318
ELECTRONIC EQUIPMENT & INSTRUMENTS - 9.3%
Millipore Corp.	13,900	490,531
Thermo Electron Corp.	29,750	528,955
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		1,019,486
ENERGY EQUIPMENT & SERVICES - 1.5%
Newpark Resources, Inc. (a)	39,200	161,504
FOOD & DRUG RETAILING - 7.1%
Whole Foods Market, Inc. (a)	17,400	777,084
FOOD PRODUCTS - 2.2%
Hain Celestial Group, Inc. (a)	16,500	237,930
MACHINERY - 13.9%
CUNO, Inc. (a)	9,700	313,989
Danaher Corp.	3,300	198,495
Donaldson Co., Inc.	14,400	544,608
Kadant, Inc. (a)	5,006	76,291
Pall Corp.	23,600	398,840
TOTAL MACHINERY		1,532,223
MULTI-UTILITIES & UNREGULATED POWER - 3.2%
Vivendi Environnement	14,300	353,582
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.8%
Asyst Technologies, Inc. (a)	2,500	22,425
Mykrolis Corp.	9,678	70,262
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		92,687
TOTAL COMMON STOCKS (Cost $12,803,812)		9,858,593
Money Market Funds - 22.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b)	1,162,298	$ 1,162,298
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	1,328,400	1,328,400
TOTAL MONEY MARKET FUNDS (Cost $2,490,698)		2,490,698
TOTAL INVESTMENT PORTFOLIO - 112.4% (Cost $15,294,510)	12,349,291
NET OTHER ASSETS - (12.4)%	(1,362,633)
NET ASSETS - 100%	$ 10,986,658
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,128,520 and $1,161,141, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $424 for the period.
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $253,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $1,030,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Environmental Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $1,279,082) (cost $15,294,510) - See accompanying schedule		$ 12,349,291
Cash		2,462
Receivable for fund shares sold		81,204
Dividends receivable		1,906
Interest receivable		1,053
Redemption fees receivable		492
Receivable from investment adviser for expense reductions		417
Other receivables		452
Total assets		12,437,277
Liabilities
Payable for fund shares redeemed	$ 97,503
Accrued management fee	5,059
Other payables and accrued expenses	19,657
Collateral on securities loaned, at value	1,328,400
Total liabilities		1,450,619
Net Assets		$ 10,986,658
Net Assets consist of:
Paid in capital		$ 17,027,918
Accumulated net investment loss		(117,075)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,979,012)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,945,173)
Net Assets, for 1,066,923 shares outstanding		$ 10,986,658
Net Asset Value and redemption price per share ($10,986,658 ÷ 1,066,923 shares)		$ 10.30
Maximum offering price per share (100/97.00 of $10.30)		$ 10.62

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 18,829
Interest		7,606
Security lending		1,902
Total income		28,337
Expenses
Management fee	$ 33,993
Transfer agent fees	59,459
Accounting and security lending fees	30,463
Non-interested trustees' compensation	20
Custodian fees and expenses	2,760
Registration fees	16,488
Audit	6,428
Legal	125
Miscellaneous	332
Total expenses before reductions	150,068
Expense reductions	(4,656)	145,412
Net investment income (loss)		(117,075)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(779,181)
Foreign currency transactions	279
Total net realized gain (loss)		(778,902)
Change in net unrealized appreciation (depreciation) on: Investment securities	(522,423)
Assets and liabilities in foreign currencies	51
Total change in net unrealized appreciation (depreciation)		(522,372)
Net gain (loss)		(1,301,274)
Net increase (decrease) in net assets resulting from operations		$ (1,418,349)
Other Information
Sales charges paid to FDC		$ 9,130
Deferred sales charges withheld by FDC		$ 537
Exchange fees withheld by FSC		$ 300

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Environmental Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (117,075)	$ (250,809)
Net realized gain (loss)	(778,902)	(1,066,785)
Change in net unrealized appreciation (depreciation)	(522,372)	(1,083,016)
Net increase (decrease) in net assets resulting from operations	(1,418,349)	(2,400,610)
Share transactions Net proceeds from sales of shares	3,608,916	19,365,995
Cost of shares redeemed	(3,680,632)	(29,192,049)
Net increase (decrease) in net assets resulting from share transactions	(71,716)	(9,826,054)
Redemption fees	6,019	29,492
Total increase (decrease) in net assets	(1,484,046)	(12,197,172)
Net Assets
Beginning of period	12,470,704	24,667,876
End of period (including accumulated net investment loss of $117,075 and $0, respectively)	$ 10,986,658	$ 12,470,704
Other Information Shares
Sold	329,295	1,451,744
Redeemed	(339,098)	(2,275,069)
Net increase (decrease)	(9,803)	(823,325)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.58	$ 12.98	$ 9.57	$ 12.77	$ 16.46	$ 14.50
Income from Investment Operations
Net investment income (loss) E	(.11)	(.17)	(.13)	(.21)	(.18)	(.13)
Net realized and unrealized gain (loss)	(1.18)	(1.25)	3.51	(3.03)	(3.50)	2.07
Total from investment operations	(1.29)	(1.42)	3.38	(3.24)	(3.68)	1.94
Distributions in excess of net realized gain	-	-	-	(.01)	(.03)	-
Redemption fees added to paid in capital E	.01	.02	.03	.05	.02	.02
Net asset value, end of period	$ 10.30	$ 11.58	$ 12.98	$ 9.57	$ 12.77	$ 16.46
Total Return B,C,D	(11.05)%	(10.79)%	35.63%	(25.00)%	(22.23)%	13.52%
Ratios to Average Net Assets F
Expenses before expense reductions	2.57% A	2.00%	1.92%	2.47%	2.20%	2.23%
Expenses net of voluntary waivers, if any	2.50% A	2.00%	1.92%	2.47%	2.20%	2.23%
Expenses net of all reductions	2.49% A	1.98%	1.88%	2.39%	2.16%	2.22%
Net investment income (loss)	(2.01)% A	(1.32)%	(1.17)%	(1.76)%	(1.23)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,987	$ 12,471	$ 24,668	$ 17,553	$ 15,534	$ 25,183
Portfolio turnover rate	21% A	109%	168%	206%	123%	59%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Equipment Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Industrial Equipment	-20.50%	-18.47%	-5.83%	207.01%
Select Industrial Equipment (load adj.)	-22.88%	-20.92%	-8.66%	197.80%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Cyclical Industries	-11.76%	-9.79%	-3.93%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 247 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Industrial Equipment	-18.47%	-1.19%	11.87%
Select Industrial Equipment (load adj.)	-20.92%	-1.79%	11.53%
S&P 500	-18.00%	1.74%	10.39%
GS Cyclical Industries	-9.79%	-0.80%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Equipment Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $29,780 - a 197.80% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Illinois Tool Works, Inc.	8.6
SPX Corp.	6.0
Emerson Electric Co.	5.1
Tyco International Ltd.	5.1
General Electric Co.	4.7
Weatherford International Ltd.	4.4
American Standard Companies, Inc.	4.2
Ingersoll-Rand Co. Ltd. Class A	3.7
Parker Hannifin Corp.	3.4
AGCO Corp.	3.2
48.4
Top Industries as of August 31, 2002
% of fund's net assets
Machinery	45.4%
Industrial Conglomerates	10.4%
Electrical Equipment	7.3%
Building Products	7.1%
Trading Companies & Distributors	5.5%
All Others*	24.3%
* Includes short-term investments and net other assets.

Semiannual Report

Industrial Equipment Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Ted Orenstein, Portfolio Manager of Fidelity Select Industrial Equipment Portfolio

Q. How did the fund perform, Ted?

A. For the six-month period ending August 31, 2002, the fund was down 20.50%. By comparison, the Goldman Sachs Cyclical Industries Index - an index of 247 stocks designed to measure the performance of companies in the cyclical industries sector - fell 11.76%. The fund also underperformed the Standard & Poor's 500 Index, which declined 16.60%. For the 12-month period ending August 31, 2002, the fund was down 18.47%, while the Goldman Sachs index and the S&P 500 index fell 9.79% and 18.00%, respectively.

Q. What factors influenced the performance of industrial equipment stocks during the past six months?

A. A couple of key factors each played a role. The fund owned a sizable stake in two industrial conglomerates: Tyco International and General Electric. These stocks both suffered from heightened concerns about their corporate accounting practices given the diversity of their business operations, and these concerns cast a pall over the entire sector. In the case of GE, investors questioned the basis for its earnings growth. Tyco's problems were graver. The company's chairman and chief executive left his post abruptly following alleged improprieties conducted by him and several others in top management, along with other corporate missteps, and shortly thereafter he was indicted on sales-tax evasion charges. The stock fell sharply and investors began to question Tyco's long-term liquidity and its ability to survive. Another factor central to the fund's weak absolute performance was the sudden downturn in the semiconductor cycle. Earlier in 2002, there were signs of improvement in the semiconductor cycle. Demand picked up and orders increased, but the cycle's upturn proved to be short-lived. In hindsight, the uptick in business was not the result of higher demand from end-users across the board, but more likely a series of companies modestly replenishing their inventories. When the cycle's turn for the better proved unsustainable, semiconductor capital equipment stocks declined sharply.

Q. Why did the fund underperform the Goldman Sachs index?

A. Semiconductor capital equipment stocks - at roughly 15% of the fund's net assets on average throughout the period - had performed quite well earlier in 2002. Upon taking the helm of the fund in March, I began reducing our exposure to them. As the period progressed, however, holdings such as KLA-Tencor, Applied Materials and LAM Research performed very poorly. As it turned out, I should have sold these positions more quickly, as they caused the bulk of the fund's performance shortfall relative to the Goldman index. There also were a number of strong-performing cyclical industries included in the index, such as chemicals, automotive and materials, that weren't part of the industrial equipment universe.

Q. How did machinery and electrical equipment stocks fare?

A. These two groups made up more than 50% of the fund's assets on average during the past six months, and our collective holdings in them slightly outperformed those of the Goldman Sachs index. I was more optimistic about these two industrial components for a number of reasons. Among them, the machinery companies had gone through a prolonged period of poor business fundamentals and really didn't participate in the bull market of the late 1990s. Since 1998, many of these companies have been forced to cut costs, making themselves leaner and operationally more efficient. At the same time, the group's valuations were trading below the broader market's average price-to-earnings multiple. As a result, I felt these stocks - as well as electrical equipment stocks for similar reasons - had good leverage to benefit from early signs of an economic recovery and, subsequently, higher demand for their products. We didn't see any clear evidence of a recovery, but I remained optimistic.

Q. What holdings performed well?

A. Building products maker American Standard performed well, as the company's operating margins continued to expand. Pentair, a maker of tools and water technologies, benefited from meeting higher earnings guidance in the second quarter of 2002. Additionally, ITT Industries, which provides technologies to the wastewater and defense industries, beat its quarterly earnings expectations.

Q. What's your outlook, Ted?

A. I'm fairly optimistic. If the economy continues to fluctuate in a seesaw pattern, I suspect the fund's holdings of pure industrial stocks - machinery, electrical equipment and agricultural equipment - could continue to outperform the broader market because they have lower valuations and are perceived by investors as having less downside risk. Further, these stocks typically respond well to early signs of an economic recovery. After a few years of only modest economic growth, I believe the possibility of a gradual economic rebound is more likely than further weakness in the near term.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 29, 1986

Fund number: 510

Trading symbol: FSCGX

Size: as of August 31, 2002, more than $19 million

Manager: Ted Orenstein, since March 2002; manager, Fidelity Advisor Electronics Fund, 2000-2002; Fidelity Select Brokerage and Investment Management Portfolio, 1999-2000; analyst, since 1998; joined Fidelity in 1998

3

Semiannual Report

Industrial Equipment Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 5.4%
Honeywell International, Inc.	20,425	$ 611,729
Lockheed Martin Corp.	3,400	215,288
Northrop Grumman Corp.	1,800	221,040
TOTAL AEROSPACE & DEFENSE		1,048,057
AIRLINES - 0.3%
Alaska Air Group, Inc. (a)	2,000	48,860
AUTO COMPONENTS - 0.3%
American Axle & Manufacturing Holdings, Inc. (a)	2,000	59,500
BUILDING PRODUCTS - 7.1%
American Standard Companies, Inc. (a)	11,300	809,419
Crane Co.	900	20,565
Masco Corp.	4,300	103,888
Trex Co., Inc. (a)	1	28
York International Corp.	13,300	424,270
TOTAL BUILDING PRODUCTS		1,358,170
CHEMICALS - 0.6%
Praxair, Inc.	2,100	117,663
CONSTRUCTION & ENGINEERING - 1.4%
EMCOR Group, Inc. (a)	1,400	76,314
URS Corp. (a)	8,200	192,290
TOTAL CONSTRUCTION & ENGINEERING		268,604
ELECTRICAL EQUIPMENT - 7.3%
AMETEK, Inc.	2,300	79,120
Cooper Industries Ltd.	5,500	179,960
Emerson Electric Co.	20,200	985,356
Hubbell, Inc. Class B	3,200	102,720
Power-One, Inc. (a)	3,400	14,382
Rockwell Automation, Inc.	2,600	47,892
TOTAL ELECTRICAL EQUIPMENT		1,409,430
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
Roper Industries, Inc.	3,300	114,675
Vishay Intertechnology, Inc. (a)	12,500	179,000
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		293,675
ENERGY EQUIPMENT & SERVICES - 4.4%
Weatherford International Ltd. (a)	20,800	849,472
HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
Varian Medical Systems, Inc. (a)	1,700	72,301

	Shares	Value (Note 1)
INDUSTRIAL CONGLOMERATES - 10.4%
Carlisle Companies, Inc.	2,700	$ 120,960
General Electric Co.	29,950	902,993
Tyco International Ltd.	62,300	977,487
TOTAL INDUSTRIAL CONGLOMERATES		2,001,440
MACHINERY - 45.4%
AGCO Corp. (a)	32,100	613,752
Albany International Corp. Class A	100	2,190
Astec Industries, Inc. (a)	1,300	17,251
Caterpillar, Inc.	1,500	65,460
Danaher Corp.	4,700	282,705
Deere & Co.	7,900	362,768
Donaldson Co., Inc.	4,200	158,844
Dover Corp.	700	20,111
Eaton Corp.	2,900	205,146
Flowserve Corp. (a)	10,900	199,797
Graco, Inc.	3,000	76,470
Harsco Corp.	2,600	78,910
IDEX Corp.	2,300	71,645
Illinois Tool Works, Inc.	24,100	1,651,331
Ingersoll-Rand Co. Ltd. Class A	18,800	705,940
ITT Industries, Inc.	8,000	543,840
Joy Global, Inc. (a)	10,600	137,588
Kennametal, Inc.	8,114	281,962
Lincoln Electric Holdings, Inc.	100	2,431
Milacron, Inc.	1,100	7,535
NACCO Industries, Inc. Class A	2,250	90,788
Navistar International Corp.	6,600	165,000
Oshkosh Truck Co.	4,900	276,115
Parker Hannifin Corp.	16,100	653,016
Pentair, Inc.	14,000	608,160
SPX Corp. (a)	10,650	1,156,590
Terex Corp. (a)	15,800	310,470
TOTAL MACHINERY		8,745,815
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.3%
Applied Materials, Inc. (a)	16,400	219,104
KLA-Tencor Corp. (a)	9,800	322,126
LAM Research Corp. (a)	5,685	66,117
LTX Corp. (a)	14,800	116,032
Novellus Systems, Inc. (a)	6,500	158,990
Teradyne, Inc. (a)	11,300	142,945
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		1,025,314
Common Stocks - continued
	Shares	Value (Note 1)
TRADING COMPANIES & DISTRIBUTORS - 5.5%
Fastenal Co.	16,700	$ 588,174
W.W. Grainger, Inc.	10,600	477,530
TOTAL TRADING COMPANIES & DISTRIBUTORS		1,065,704
TOTAL COMMON STOCKS (Cost $18,692,484)		18,364,005
Money Market Funds - 14.9%

Fidelity Cash Central Fund, 1.85% (b)	977,737	977,737
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	1,886,400	1,886,400
TOTAL MONEY MARKET FUNDS (Cost $2,864,137)		2,864,137
TOTAL INVESTMENT PORTFOLIO - 110.2% (Cost $21,556,621)		21,228,142
NET OTHER ASSETS - (10.2)%		(1,963,208)
NET ASSETS - 100%		$ 19,264,934
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $20,914,261 and $19,193,918, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,135 for the period.
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $2,381,000 all of which will expire on February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $1,823,024) (cost $21,556,621) - See accompanying schedule		$ 21,228,142
Receivable for fund shares sold		12,057
Dividends receivable		26,841
Interest receivable		858
Redemption fees receivable		163
Other receivables		532
Total assets		21,268,593
Liabilities
Payable to custodian bank	$ 30,132
Payable for investments purchased	1,429
Payable for fund shares redeemed	55,487
Accrued management fee	9,350
Other payables and accrued expenses	20,861
Collateral on securities loaned, at value	1,886,400
Total liabilities		2,003,659
Net Assets		$ 19,264,934
Net Assets consist of:
Paid in capital		$ 23,056,715
Accumulated net investment loss		(71,243)
Accumulated undistributed net realized gain (loss) on investments		(3,392,059)
Net unrealized appreciation (depreciation) on investments		(328,479)
Net Assets, for 1,074,999 shares outstanding		$ 19,264,934
Net Asset Value and redemption price per share ($19,264,934 ÷ 1,074,999 shares)		$ 17.92
Maximum offering price per share (100/97.00 of $17.92)		$ 18.47

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 108,348
Interest		7,340
Security lending		3,150
Total income		118,838
Expenses
Management fee	$ 69,288
Transfer agent fees	63,427
Accounting and security lending fees	30,537
Non-interested trustees' compensation	41
Custodian fees and expenses	4,918
Registration fees	17,422
Audit	6,563
Legal	122
Miscellaneous	372
Total expenses before reductions	192,690
Expense reductions	(2,609)	190,081
Net investment income (loss)		(71,243)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(894,158)
Change in net unrealized appreciation (depreciation) on investment securities		(4,209,959)
Net gain (loss)		(5,104,117)
Net increase (decrease) in net assets resulting from operations		$ (5,175,360)
Other Information
Sales charges paid to FDC		$ 12,059
Deferred sales charges withheld by FDC		$ 136
Exchange fees withheld by FSC		$ 308

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Industrial Equipment Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (71,243)	$ (43,221)
Net realized gain (loss)	(894,158)	(1,850,744)
Change in net unrealized appreciation (depreciation)	(4,209,959)	1,285,992
Net increase (decrease) in net assets resulting from operations	(5,175,360)	(607,973)
Distributions to shareholders from net realized gain	-	(33,419)
Share transactions Net proceeds from sales of shares	7,492,643	42,930,353
Reinvestment of distributions	-	32,099
Cost of shares redeemed	(7,835,926)	(38,974,677)
Net increase (decrease) in net assets resulting from share transactions	(343,283)	3,987,775
Redemption fees	8,916	35,886
Total increase (decrease) in net assets	(5,509,727)	3,382,269
Net Assets
Beginning of period	24,774,661	21,392,392
End of period (including accumulated net investment loss of $71,243 and $0, respectively)	$ 19,264,934	$ 24,774,661
Other Information Shares
Sold	337,036	1,862,328
Issued in reinvestment of distributions	-	1,512
Redeemed	(360,952)	(1,751,266)
Net increase (decrease)	(23,916)	112,574

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 H	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 22.54	$ 21.69	$ 26.38	$ 25.23	$ 25.91	$ 25.51
Income from Investment Operations
Net investment income (loss) E	(.06)	(.03)	(.02)	.02	(.04)	(.08)
Net realized and unrealized gain (loss)	(4.57)	.88 F	(2.03)	4.44	.25	5.73
Total from investment operations	(4.63)	.85	(2.05)	4.46	.21	5.65
Distributions from net investment income	-	-	-	(.01)	-	(.02)
Distributions from net realized gain	-	(.03)	(2.67)	(3.34)	(.92)	(5.26)
Total distributions	-	(.03)	(2.67)	(3.35)	(.92)	(5.28)
Redemption fees added to paid in capital E	.01	.03	.03	.04	.03	.03
Net asset value, end of period	$ 17.92	$ 22.54	$ 21.69	$ 26.38	$ 25.23	$ 25.91
Total Return B, C, D	(20.50)%	4.07%	(7.69)%	18.98%	1.00%	25.76%
Ratios to Average Net Assets G
Expenses before expense reductions	1.62% A	1.46%	1.48%	1.43%	1.43%	1.67%
Expenses net of voluntary waivers, if any	1.62% A	1.46%	1.48%	1.43%	1.43%	1.67%
Expenses net of all reductions	1.60% A	1.45%	1.48%	1.41%	1.41%	1.60%
Net investment income (loss)	(.60)% A	(.16)%	(.06)%	.06%	(.16)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,265	$ 24,775	$ 21,392	$ 26,117	$ 31,573	$ 50,428
Portfolio turnover rate	170% A	131%	48%	119%	84%	115%

A Annualized BTotal returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Materials Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Industrial Materials	-6.84%	2.98%	-3.64%	93.75%
Select Industrial Materials (load adj.)	-9.63%	-0.11%	-6.53%	87.93%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Cyclical Industries	-11.76%	-9.79%	-3.93%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 247 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Industrial Materials	2.98%	-0.74%	6.84%
Select Industrial Materials (load adj.)	-0.11%	-1.34%	6.51%
S&P 500	-18.00%	1.74%	10.39%
GS Cyclical Industries	-9.79%	-0.80%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Materials Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $18,793 - an 87.93% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Freeport-McMoRan Copper & Gold, Inc. Class B	11.4
Phelps Dodge Corp.	9.8
Alcan, Inc.	8.4
Falconbridge Ltd.	4.9
Weyerhaeuser Co.	3.7
Kinross Gold Corp.	3.4
Lyondell Chemical Co.	3.1
Masco Corp.	2.9
Rio Tinto PLC sponsored ADR	2.8
Royal Gold, Inc.	2.6
53.0
Top Industries as of August 31, 2002
% of fund's net assets
Metals & Mining	62.5%
Chemicals	15.2%
Containers & Packaging	7.0%
Paper & Forest Products	4.2%
Road & Rail	3.7%
All Others*	7.4%
* Includes short-term investments and net other assets.

Semiannual Report

Industrial Materials Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Mark Schmehl, Portfolio Manager of Fidelity Select Industrial Materials Portfolio

Q. How did the fund perform, Mark?

A. The fund did well on a relative basis, although its absolute performance was negative. For the six months that ended August 31, 2002, the fund returned -6.84%, compared to -16.60% for the Standard & Poor's 500 Index. In addition, the Goldman Sachs Cyclical Industries Index - an index of 247 stocks designed to measure the performance of companies in the cyclical industries sector - fell 11.76%. For the one-year period, the fund fared better, especially on an absolute basis. It gained 2.98%, compared to a decline of 18.00% for the S&P 500 and a loss of 9.79% for the Goldman Sachs index.

Q. Why did the fund outperform its benchmarks during the past six months?

A. Primarily because I overweighted gold stocks, some of the market's best performers during the period. In addition, the fund benefited from strong stock selection relative to the S&P 500 and the Goldman Sachs index. Finally, I didn't invest in certain giant cyclical companies, such as Tyco International and General Electric, which performed poorly and dragged down the indexes, but not the fund.

Q. What was it you found attractive about gold stocks?

A. I started investing in gold more than a year ago. I believed investors were failing to notice the underlying strength of many of these companies' fundamentals. Demand for gold has been steady, yet few new gold mines are being developed - a situation that can help lead to rising prices for the commodity. Because investors weren't rewarding these fundamentals, I thought gold stocks were very cheap relative to those in other industries, such as chemical and paper companies - areas I invested in but whose fundamentals weren't as strong. Global interest rate cuts also favored gold prices, as did continued economic uncertainty.

Q. What were some examples of stocks that helped fund performance?

A. Not surprisingly, many of the fund's best performers were mining companies with gold operations. Some of these names included Minefinders, Royal Gold and Freeport-McMoRan Copper & Gold, the fund's largest position at the end of the period. The fund benefited from the performance of stocks in other industries, too. My overall approach to stock selection is to buy stocks that are cheap because investors have underestimated their fundamentals - which is exactly what happened with Century Aluminum, a small-cap aluminum company that many people thought would go bankrupt because of low aluminum prices. But the company had a solid balance sheet, strong cash position and a very cheap valuation. Despite the generally poor environment for aluminum companies, the stock rallied when signs of an economic recovery appeared. Similarly, Methanex, the leader in methanol production, was trading for a very low price, despite its strong balance sheet. I invested in the company, a decision that proved rewarding during the period, but later sold the position to lock in profits.

Q. What were some of the fund's poor performers?

A. Most of the fund's negative performers fell especially sharply during the summer, when fears surfaced that the economy might enter a double-dip recession. Industrial materials stocks are extremely sensitive to economic fluctuations, and a lot of the stocks in the fund fell along with the news. Two examples were Alcan and Alcoa, a couple of large aluminum producers. Unlike Century Aluminum, these large-cap names were not quite as cheap and had further to fall. Similarly, Stora Enso, a large international paper company, fell along with other paper stocks, which were especially hurt when the economy appeared to weaken. Finally, certain mining stocks did poorly, despite the favorable fundamentals for the industry. Two disappointments included Kinross Gold and Phelps Dodge, whose valuations fell in July along with concerns about the economy. I continue to own a large position in Phelps Dodge because of my optimism about copper prices. Unfortunately, those prices fell for a time during the summer, leading to the stock's poor results.

Q. What's your outlook, Mark?

A. Several signs point to a favorable outlook for industrial stocks. First, I believe the economy is still improving, despite recent fears. An improving economy is good news for the types of stocks in the fund. Second, while the market as a whole strikes me as expensive, valuations for industrial stocks appear to be relatively cheap. If this situation holds, I should have many opportunities to select attractive investments for the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 29, 1986

Fund number: 509

Trading symbol: FSDPX

Size: as of August 31, 2002, more than $31 million

Manager: Mark Schmehl, since 2000; analyst, various industries, since 1999; joined Fidelity in 1999

3

Semiannual Report

Industrial Materials Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value (Note 1)
BUILDING PRODUCTS - 2.9%
Masco Corp.	37,200	$ 898,752
CHEMICALS - 15.2%
Agrium, Inc.	69,600	653,546
Air Products & Chemicals, Inc.	3,200	150,112
Cabot Corp.	1,400	33,376
Crompton Corp.	6,800	75,820
Cytec Industries, Inc. (a)	2,800	74,480
Eastman Chemical Co.	1,800	80,766
Engelhard Corp.	8,400	219,744
Ferro Corp.	5,900	154,285
Hercules, Inc. (a)	7,600	79,800
Lyondell Chemical Co.	66,900	958,677
Millennium Chemicals, Inc.	29,500	392,350
Minerals Technologies, Inc.	2,000	79,500
PolyOne Corp.	7,600	71,060
PPG Industries, Inc.	11,500	647,105
Praxair, Inc.	11,000	616,330
Sigma Aldrich Corp.	1,600	81,600
Solutia, Inc.	45,500	295,750
Valspar Corp.	1,900	77,026
TOTAL CHEMICALS		4,741,327
CONSTRUCTION MATERIALS - 1.5%
Florida Rock Industries, Inc.	3,100	104,656
Lafarge North America, Inc.	4,124	140,257
Martin Marietta Materials, Inc.	2,000	73,280
Texas Industries, Inc.	2,000	56,220
Vulcan Materials Co.	2,000	78,040
TOTAL CONSTRUCTION MATERIALS		452,453
CONTAINERS & PACKAGING - 7.0%
Aptargroup, Inc.	5,700	182,970
Ball Corp.	2,412	120,142
Bemis Co., Inc.	1,800	95,364
Owens-Illinois, Inc. (a)	32,600	381,420
Packaging Corp. of America (a)	34,500	649,635
Pactiv Corp. (a)	27,500	499,400
Smurfit-Stone Container Corp. (a)	6,200	86,924
Sonoco Products Co.	2,800	66,024
Temple-Inland, Inc.	1,900	97,185
TOTAL CONTAINERS & PACKAGING		2,179,064
METALS & MINING - 62.5%
Aber Diamond Corp. (a)	38,400	635,444
Agnico-Eagle Mines Ltd.	23,200	342,249
Alcan, Inc.	92,800	2,605,257
Alcoa, Inc.	8,398	210,706
Allegheny Technologies, Inc.	33,400	290,246
AUR Resources, Inc. (a)	329,480	712,172
Century Aluminum Co.	73,400	667,206

	Shares	Value (Note 1)
Companhia Vale do Rio Doce sponsored ADR	16,500	$ 422,400
Echo Bay Mines Ltd. (a)	464,100	467,345
Falconbridge Ltd.	141,400	1,519,114
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	216,100	3,541,878
Johnson Matthey PLC	33,000	455,455
Kinross Gold Corp. (a)	546,900	1,069,877
Minefinders Corp. Ltd. (a)	115,000	449,939
Newmont Mining Corp. Holding Co.	1	28
Phelps Dodge Corp.	94,500	3,053,295
Rio Tinto PLC sponsored ADR	12,400	882,880
Royal Gold, Inc.	55,000	817,284
SouthernEra Resources Ltd. (a)	163,300	722,705
Teck Cominco Ltd. Class B (sub. vtg.)	85,100	570,936
TOTAL METALS & MINING		19,436,416
PAPER & FOREST PRODUCTS - 4.2%
International Forest Products (Interfor) Class A (a)	58,800	155,382
Stora Enso Oyj sponsored ADR	3	33
Weyerhaeuser Co.	20,800	1,133,808
TOTAL PAPER & FOREST PRODUCTS		1,289,223
ROAD & RAIL - 3.7%
Canadian National Railway Co.	15,200	663,044
Kansas City Southern (a)	33,000	499,950
TOTAL ROAD & RAIL		1,162,994
TOTAL COMMON STOCKS (Cost $30,928,085)		30,160,229
Money Market Funds - 14.3%

Fidelity Cash Central Fund, 1.85% (b)	1,022,040	1,022,040
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	3,425,500	3,425,500
TOTAL MONEY MARKET FUNDS (Cost $4,447,540)		4,447,540
TOTAL INVESTMENT PORTFOLIO - 111.3% (Cost $35,375,625)		34,607,769
NET OTHER ASSETS - (11.3)%		(3,505,421)
NET ASSETS - 100%		$ 31,102,348
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $62,065,648 and $49,884,062, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,629 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	60.4%
Canada	33.9
United Kingdom	4.3
Brazil	1.4
Others (individually less than 1%)	0.0
100.0%
Income Tax Information

At February 28, 2002, the fund had a capital loss carryforward of approximately $5,760,000 of which $840,000, $1,365,000, $1,706,000 and $1,849,000 will expire on February 28, 2007, February 29, 2008, February 28, 2009 and February 28, 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $3,284,477) (cost $35,375,625) - See accompanying schedule		$ 34,607,769
Receivable for fund shares sold		104,177
Dividends receivable		67,483
Interest receivable		2,743
Redemption fees receivable		34
Other receivables		3,457
Total assets		34,785,663
Liabilities
Payable to custodian bank	$ 564
Payable for fund shares redeemed	227,418
Accrued management fee	16,312
Other payables and accrued expenses	13,521
Collateral on securities loaned, at value	3,425,500
Total liabilities		3,683,315
Net Assets		$ 31,102,348
Net Assets consist of:
Paid in capital		$ 39,218,377
Undistributed net investment income		37,258
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,385,415)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(767,872)
Net Assets, for 1,289,711 shares outstanding		$ 31,102,348
Net Asset Value and redemption price per share ($31,102,348 ÷ 1,289,711 shares)		$ 24.12
Maximum offering price per share (100/97.00 of $24.12)		$ 24.87

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 258,716
Interest		16,796
Security lending		8,349
Total income		283,861
Expenses
Management fee	$ 118,085
Transfer agent fees	103,529
Accounting and security lending fees	30,580
Non-interested trustees' compensation	65
Custodian fees and expenses	9,880
Registration fees	20,635
Audit	6,493
Legal	95
Miscellaneous	358
Total expenses before reductions	289,720
Expense reductions	(43,117)	246,603
Net investment income (loss)		37,258
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,248,434)
Foreign currency transactions	1,892
Total net realized gain (loss)		(1,246,542)
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,960,137)
Assets and liabilities in foreign currencies	(963)
Total change in net unrealized appreciation (depreciation)		(4,961,100)
Net gain (loss)		(6,207,642)
Net increase (decrease) in net assets resulting from operations		$ (6,170,384)
Other Information
Sales charges paid to FDC		$ 85,595
Deferred sales charges withheld by FDC		$ 355
Exchange fees withheld by FSC		$ 990

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Industrial Materials Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 37,258	$ 115,473
Net realized gain (loss)	(1,246,542)	(1,671,866)
Change in net unrealized appreciation (depreciation)	(4,961,100)	2,019,914
Net increase (decrease) in net assets resulting from operations	(6,170,384)	463,521
Distributions to shareholders from net investment income	-	(174,166)
Share transactions Net proceeds from sales of shares	55,282,134	67,261,486
Reinvestment of distributions	-	164,904
Cost of shares redeemed	(45,527,644)	(72,055,604)
Net increase (decrease) in net assets resulting from share transactions	9,754,490	(4,629,214)
Redemption fees	56,935	79,761
Total increase (decrease) in net assets	3,641,041	(4,260,098)
Net Assets
Beginning of period	27,461,307	31,721,405
End of period (including undistributed net investment income of $37,258 and $0, respectively)	$ 31,102,348	$ 27,461,307
Other Information Shares
Sold	1,999,541	2,772,091
Issued in reinvestment of distributions	-	6,977
Redeemed	(1,770,462)	(3,091,134)
Net increase (decrease)	229,079	(312,066)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 25.89	$ 23.11	$ 19.64	$ 20.32	$ 25.00	$ 27.66
Income from Investment Operations
Net investment income (loss) E	.02	.10	.16	.05	(.12)	(.11)
Net realized and unrealized gain (loss)	(1.83)	2.81	3.33	(.89)	(4.60)	1.43
Total from investment operations	(1.81)	2.91	3.49	(.84)	(4.72)	1.32
Distributions from net investment income	-	(.20)	(.11)	(.03)	-	(.03)
Distributions from net realized gain	-	-	-	-	-	(4.00)
Total distributions	-	(.20)	(.11)	(.03)	-	(4.03)
Redemption fees added to paid in capital E	.04	.07	.09	.19	.04	.05
Net asset value, end of period	$ 24.12	$ 25.89	$ 23.11	$ 19.64	$ 20.32	$ 25.00
Total Return B, C, D	(6.84)%	12.98%	18.28%	(3.22)%	(18.72)%	6.59%
Ratios to Average Net Assets F
Expenses before expense reductions	1.43% A	1.57%	1.80%	1.92%	2.07%	1.98%
Expenses net of voluntary waivers, if any	1.43% A	1.57%	1.80%	1.92%	2.07%	1.98%
Expenses net of all reductions	1.22% A	1.49%	1.78%	1.89%	2.04%	1.94%
Net investment income (loss)	.18% A	.42%	.75%	.21%	(.52)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,102	$ 27,461	$ 31,721	$ 20,627	$ 11,162	$ 22,582
Portfolio turnover rate	269% A	230%	141%	257%	82%	118%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Transportation Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Transportation	-18.97%	-14.87%	38.48%	253.88%
Select Transportation (load adj.)	-21.40%	-17.42%	34.32%	243.26%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Cyclical Industries	-11.76%	-9.79%	-3.93%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 247 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Transportation	-14.87%	6.73%	13.47%
Select Transportation (load adj.)	-17.42%	6.08%	13.13%
S&P 500	-18.00%	1.74%	10.39%
GS Cyclical Industries	-9.79%	-0.80%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Transportation Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $34,326 - a 243.26% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Union Pacific Corp.	7.6
CSX Corp.	7.1
Norfolk Southern Corp.	6.6
Canadian National Railway Co.	6.4
Southwest Airlines Co.	6.0
Burlington Northern Santa Fe Corp.	5.8
Eaton Corp.	5.0
United Parcel Service, Inc. Class B	4.8
FedEx Corp.	4.7
Sabre Holdings Corp. Class A	2.9
56.9
Top Industries as of August 31, 2002
% of fund's net assets
Road & Rail	44.8%
Air Freight & Logistics	17.3%
Airlines	12.9%
Machinery	10.7%
Aerospace & Defense	3.3%
All Others*	11.0%
* Includes short-term investments and net other assets.

Semiannual Report

Transportation Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Heather Lawrence, Portfolio Manager of Fidelity Select Transportation Portfolio

Q. How did the fund perform, Heather?

A. For the six months ending August 31, 2002, the fund was down 18.97%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 247 stocks designed to measure the performance of companies in the cyclical industries sector - fell 11.76%. The Standard & Poor's 500 Index declined 16.60% during the same period. For the 12 months ending August 31, 2002, the fund was down 14.87%, while the Goldman Sachs index and S&P 500 index fell 9.79% and 18.00%, respectively.

Q. Why did the fund underperform the Goldman Sachs index during the past six months?

A. As a fund that invests primarily in the transportation industries, a significant portion of its assets was allotted to airline stocks. During the past six months, airline stocks fell roughly 45%. The fund's exposure to them - at more than 16% of net assets on average throughout the period versus roughly 2% for the broader cyclical industries index - was the primary reason for the fund's performance shortfall.

Q. What factors contributed to the downturn in airline stocks?

A. Six months ago, the investment community generally expected the economy to recover this year, and there was growing optimism that airline travel, particularly lucrative corporate business travel, would continue to improve after coming to a halt in the weeks after 9/11. I also was in that camp, largely because although I couldn't predict where the economy was headed, I did know where it had been - in a recession. However, a number of troubling issues arose. Economic growth remained slow and uneven across the nation. Corporate business travel never fully recovered to levels investors had expected. Fund holding US Airways Group filed for bankruptcy protection, and there were heightened concerns about a possible bankruptcy filing by United Airlines - which I sold off entirely during the period. Further, American Airlines announced a restructuring of its operations that included reducing 7,000 jobs, retiring aircraft and cutting back on flights. In the face of these unfavorable developments, airline stocks collapsed.

Q. What investment strategies did you pursue?

A. My central strategy was to increase the fund's exposure to rail transportation stocks, or more specifically, to those railroad companies that were attractively valued, owned strategic routes and were showing operational improvement. Rails historically have tended to outperform the broader market following an economic recession. Theoretically, the expectation is that as an economy begins to improve, manufacturing companies will begin to restock raw materials - such as chemicals, metals, coal and grain - used in production. Raw materials are primarily transported via rail transportation, and these stocks typically move higher because investors expect earnings to improve with increased traffic. In essence, the railroads move the materials necessary to enable an economic recovery. During the past six months, I discovered some evidence of inventory restocking and, as I mentioned earlier, I believed the economy was more likely to improve than worsen. Therefore, I increased the fund's weighting in certain holdings, including Union Pacific, Canadian National and Norfolk Southern. This strategy was helpful, as railroad stocks handily outperformed both of the fund's indexes. My decision to emphasize the higher-quality air freight companies, such as FedEx, also was helpful. These two companies had greater productivity versus their peers - a distinguishing factor amid an uncertain economy.

Q. What other holdings performed well? Which proved disappointing?

A. Despite losing business to rivals during a labor contract dispute, delivery company United Parcel Service, the fund's top contributor, experienced strong sales growth overseas and its stock appreciated more than 12%. Short-line freight railroad operator Genesee & Wyoming had solid second-quarter 2002 earnings growth, fueled by cost reductions and new revenue from past acquisitions. On the down side, airline stocks, including Southwest, AMR, Delta and Continental, were the fund's biggest detractors. Elsewhere, railroad equipment and civilian aircraft maker Bombardier hit a five-year-low share price in August after reporting disappointing earnings.

Q. What's your outlook, Heather?

A. I'm cautiously optimistic. Much of the fund's performance will depend on the economy. As long as inventory restocking continues in the manufacturing sector, railroad stocks could continue to outperform the broader market. Railroad stocks also can be good defensive investments in a slow economy because certain basic necessities, such as coal and grain, need to be transported: These two goods represent one-third of the industry's traffic. The performance of air freight stocks is closely correlated to expectations of economic improvement, and there's still no consensus on when we might see sustainable economic growth. Finally, airline stocks are going through a period of restructuring, but could emerge from their weak business climate if the economy recovers and corporate travel improves.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: September 29, 1986

Fund number: 512

Trading symbol: FSRFX

Size: as of August 31, 2002, more than $29 million

Manager: Heather Lawrence, since 2001; manager, Fidelity Select Air Transportation Portfolio, since August 2002; analyst, airlines, railroad, air freight and satellite industries, since 2000; joined Fidelity in 2000

3

Semiannual Report

Transportation Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 3.3%
Bombardier, Inc. Class B (sub. vtg.)	103,200	$ 443,487
Lockheed Martin Corp.	2,100	132,972
Northrop Grumman Corp.	3,100	380,680
TOTAL AEROSPACE & DEFENSE		957,139
AIR FREIGHT & LOGISTICS - 17.3%
C.H. Robinson Worldwide, Inc.	18,600	513,174
CNF, Inc.	13,000	399,100
Expeditors International of Washington, Inc.	26,960	710,396
FedEx Corp.	29,200	1,382,620
Forward Air Corp. (a)	4,200	92,022
J.B. Hunt Transport Services, Inc. (a)	6,700	158,857
Ryder System, Inc.	15,300	399,942
United Parcel Service, Inc. Class B	22,000	1,406,020
TOTAL AIR FREIGHT & LOGISTICS		5,062,131
AIRLINES - 12.9%
Alaska Air Group, Inc. (a)	7,900	192,997
AMR Corp. (a)	41,300	420,847
Atlantic Coast Airlines Holdings, Inc. (a)	8,800	108,944
Continental Airlines, Inc. Class B (a)	17,700	180,009
Delta Air Lines, Inc.	33,200	583,324
JetBlue Airways Corp.	100	3,850
Northwest Airlines Corp. (a)	25,200	256,284
SkyWest, Inc.	18,000	280,584
Southwest Airlines Co.	123,787	1,759,013
U.S. Airways Group, Inc. (a)	200	140
TOTAL AIRLINES		3,785,992
AUTO COMPONENTS - 0.3%
Michelin SA (Compagnie Generale des Etablissements) Series B	2,300	82,502
COMMERCIAL SERVICES & SUPPLIES - 2.9%
Sabre Holdings Corp. Class A (a)	32,180	865,964
CONTAINERS & PACKAGING - 0.8%
Owens-Illinois, Inc. (a)	19,000	222,300
DIVERSIFIED FINANCIALS - 0.0%
Doral Financial Corp.	100	4,239
HEALTH CARE PROVIDERS & SERVICES - 0.6%
UnitedHealth Group, Inc.	2,100	185,535
MACHINERY - 10.7%
Eaton Corp.	20,700	1,464,318
Navistar International Corp.	17,700	442,500
Oshkosh Truck Co.	7,000	394,450
PACCAR, Inc.	23,550	831,315
TOTAL MACHINERY		3,132,583

	Shares	Value (Note 1)
MARINE - 0.9%
Alexander & Baldwin, Inc.	11,700	$ 267,813
MEDIA - 0.1%
EchoStar Communications Corp. Class A (a)	1,800	32,040
OIL & GAS - 2.0%
Overseas Shipholding Group, Inc.	7,300	128,042
Suncor Energy, Inc.	3,400	61,388
Teekay Shipping Corp.	10,000	315,000
Tsakos Energy Navigation Ltd.	5,800	71,050
TOTAL OIL & GAS		575,480
ROAD & RAIL - 44.8%
Arkansas Best Corp. (a)	5,100	104,958
Burlington Northern Santa Fe Corp.	59,500	1,711,220
Canadian National Railway Co.	42,600	1,858,268
Canadian Pacific Railway Ltd.	40,500	841,639
CSX Corp.	59,700	2,079,351
Florida East Coast Industries, Inc. Class A	2,500	60,500
GATX Corp.	4,600	111,918
Genesee & Wyoming, Inc. Class A (a)	3,400	76,500
Heartland Express, Inc.	13,362	245,861
Kansas City Southern (a)	35,550	538,583
Knight Transportation, Inc. (a)	7,725	135,033
Landstar System, Inc. (a)	3,600	182,340
Norfolk Southern Corp.	92,600	1,938,118
Swift Transportation Co., Inc. (a)	23,341	410,568
Union Pacific Corp.	36,700	2,222,185
USFreightways Corp.	10,300	278,100
Werner Enterprises, Inc.	10,366	185,344
Yellow Corp. (a)	5,700	127,053
TOTAL ROAD & RAIL		13,107,539
TOTAL COMMON STOCKS (Cost $27,935,165)		28,281,257
Money Market Funds - 3.8%
Fidelity Cash Central Fund, 1.85% (b)	1,057,263	1,057,263
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	60,000	60,000
TOTAL MONEY MARKET FUNDS (Cost $1,117,263)		1,117,263
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $29,052,428)		29,398,520
NET OTHER ASSETS - (0.4)%		(121,162)
NET ASSETS - 100%		$ 29,277,358
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $11,361,759 and $35,384,106, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,686 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.3%
Canada	11.0
Marshall Islands	1.1
Others (individually less than 1%)	0.6
100.0%
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $2,252,000 all of which will expire on February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $43,050) (cost $29,052,428) - See accompanying schedule		$ 29,398,520
Receivable for investments sold		32,069
Receivable for fund shares sold		27,939
Dividends receivable		31,313
Interest receivable		2,166
Redemption fees receivable		90
Other receivables		81
Total assets		29,492,178
Liabilities
Payable to custodian bank	$ 32,069
Payable for fund shares redeemed	74,550
Accrued management fee	14,595
Other payables and accrued expenses	33,606
Collateral on securities loaned, at value	60,000
Total liabilities		214,820
Net Assets		$ 29,277,358
Net Assets consist of:
Paid in capital		$ 32,614,978
Accumulated net investment loss		(130,658)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,553,161)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		346,199
Net Assets, for 1,167,289 shares outstanding		$ 29,277,358
Net Asset Value and redemption price per share ($29,277,358 ÷ 1,167,289 shares)		$ 25.08
Maximum offering price per share (100/97.00 of $25.08)		$ 25.86

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 186,799
Interest		16,822
Security lending		4,604
Total income		208,225
Expenses
Management fee	$ 126,083
Transfer agent fees	149,416
Accounting and security lending fees	30,557
Non-interested trustees' compensation	82
Custodian fees and expenses	7,301
Registration fees	24,898
Audit	6,814
Legal	152
Miscellaneous	541
Total expenses before reductions	345,844
Expense reductions	(6,961)	338,883
Net investment income (loss)		(130,658)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(352,769)
Foreign currency transactions	(9,015)
Total net realized gain (loss)		(361,784)
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,181,449)
Assets and liabilities in foreign currencies	110
Total change in net unrealized appreciation (depreciation)		(7,181,339)
Net gain (loss)		(7,543,123)
Net increase (decrease) in net assets resulting from operations		$ (7,673,781)
Other Information
Sales charges paid to FDC		$ 53,030
Deferred sales charges withheld by FDC		$ 78
Exchange fees withheld by FSC		$ 4,380

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (130,658)	$ (96,591)
Net realized gain (loss)	(361,784)	(2,903,059)
Change in net unrealized appreciation (depreciation)	(7,181,339)	4,543,444
Net increase (decrease) in net assets resulting from operations	(7,673,781)	1,543,794
Distributions to shareholders from net realized gain	-	(338,141)
Share transactions Net proceeds from sales of shares	13,833,485	126,709,317
Reinvestment of distributions	-	323,599
Cost of shares redeemed	(48,470,137)	(114,372,642)
Net increase (decrease) in net assets resulting from share transactions	(34,636,652)	12,660,274
Redemption fees	61,531	88,524
Total increase (decrease) in net assets	(42,248,902)	13,954,451
Net Assets
Beginning of period	71,526,260	57,571,809
End of period (including accumulated net investment loss of $130,658 and $0, respectively)	$ 29,277,358	$ 71,526,260
Other Information Shares
Sold	452,726	4,312,122
Issued in reinvestment of distributions	-	11,418
Redeemed	(1,596,141)	(3,984,161)
Net increase (decrease)	(1,143,415)	339,379

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 30.95	$ 29.20	$ 20.96	$ 25.04	$ 28.34	$ 22.23
Income from Investment Operations
Net investment income (loss) E	(.09)	(.06)	(.06)	(.14)	(.18)	(.02)
Net realized and unrealized gain (loss)	(5.82)	1.99	8.50	.93	(.58)	8.85
Total from investment operations	(5.91)	1.93	8.44	.79	(.76)	8.83
Distributions from net realized gain	-	(.23)	(.31)	(4.97)	(2.64)	(2.80)
Redemption fees added to paid in capital E	.04	.05	.11	.10	.10	.08
Net asset value, end of period	$ 25.08	$ 30.95	$ 29.20	$ 20.96	$ 25.04	$ 28.34
Total Return B,C,D	(18.97)%	6.85%	41.09%	2.15%	(1.73)%	41.15%
Ratios to Average Net Assets F
Expenses before expense reductions	1.61% A	1.44%	1.87%	1.77%	1.96%	1.58%
Expenses net of voluntary waivers, if any	1.61% A	1.44%	1.87%	1.77%	1.96%	1.58%
Expenses net of all reductions	1.57% A	1.40%	1.84%	1.71%	1.90%	1.54%
Net investment income (loss)	(.61)% A	(.21)%	(.25)%	(.54)%	(.68)%	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,277	$ 71,526	$ 57,572	$ 10,202	$ 19,855	$ 64,282
Portfolio turnover rate	54% A	155%	137%	318%	182%	210%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Banking Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Banking	1.29%	2.67%	40.68%	386.83%
Select Banking (load adj.)	-1.75%	-0.41%	36.46%	372.23%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Financial Services	-4.21%	-4.44%	42.71%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Banking	2.67%	7.06%	17.15%
Select Banking (load adj.)	-0.41%	6.41%	16.79%
S&P 500	-18.00%	1.74%	10.39%
GS Financial Services	-4.44%	7.37%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Banking Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $47,223 - a 372.23% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Bank One Corp.	8.0
Fifth Third Bancorp	6.1
Bank of America Corp.	5.7
J.P. Morgan Chase & Co.	4.6
Wachovia Corp.	4.5
Citigroup, Inc.	4.3
Bank of New York Co., Inc.	4.1
FleetBoston Financial Corp.	4.1
Wells Fargo & Co.	4.0
U.S. Bancorp, Delaware	3.9
49.3
Top Industries as of August 31, 2002
% of fund's net assets
Banks	84.5%
Diversified Financials	9.9%
Insurance	0.3%
Commercial Services & Supplies	0.2%
All Others*	5.1%
* Includes short-term investments and net other assets.

Semiannual Report

Banking Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Peter Hirsch, Portfolio Manager of Fidelity Select Banking Portfolio

Q. How did the fund perform, Peter?

A. On a relative basis, quite well. For the six months that ended August 31, 2002, the fund returned 1.29%. This topped both the Standard & Poor's 500 Index, which returned -16.60%, and the Goldman Sachs Financial Services Index - an index of 249 stocks designed to measure the performance of companies in the financial services sector - which returned -4.21%. For the 12 months that ended August 31, 2002, the fund returned 2.67%, while the S&P 500 and Goldman Sachs indexes returned -18.00% and -4.44%, respectively.

Q. Why did bank stocks perform so well during the six-month period?

A. In general, bank stocks performed relatively well because they had good earnings compared to many other industries, in part because of the favorable interest rate environment. In 2001, the Federal Reserve Board lowered the fed funds rate considerably, from 6.50% to 1.75%. This low rate remained in place through the period, helping to lower banks' cost of funds. Also, deposit growth has been very good despite the low rate environment, partly because of the weak stock market. Both of these factors helped expand banks' net interest margins, thereby benefiting earnings. Beyond the margin tailwind, the credit cycle turned out to be better than anticipated for many banks, although there have been exceptions. In terms of loan growth, commercial demand was very weak, but was offset by good consumer demand. Putting all these factors together, overall earnings growth for banks was pretty solid despite the sluggish economy. This growth helped the group outperform the major indexes.

Q. What type of investment approach did you take during the period?

A. I focused mainly on those banks that have demonstrated an ability to grow, yet manage risk over time, as well as those that I thought could benefit from an improving credit cycle. Among the former, I'd include Fifth Third Bancorp, which has a terrific long-term record of earnings growth. Other top holdings included Bank One, which has been in turnaround mode under a strong new management team over the past two years and whose earnings should eventually benefit as the credit cycle improves. I'd also include Bank of America in this category; its management was more focused on optimizing its existing franchise and not on acquisitions, as was the case throughout the 1990s.

Q. What accounted for the disparity between consumer and commercial loan demand?

A. Consumer loan activity was good, helped by low rates and relatively good consumer spending trends, despite the weak economy. Commercial loan growth, on the other hand, fell to its weakest rate since the 1950s, as companies continued to struggle through the tough economy and profits were generally weak.

Q. Which stocks helped performance? Which ones were disappointments?

A. Bank One was among the largest contributors to the fund, given that it outperformed and that the fund had a large position in the stock, mainly due to increased evidence that Bank One's turnaround was progressing. Other top contributors included the fund's overweighted positions in Fifth Third Bancorp, Bank of America and Commerce Bancorp. The fund's underexposure to names with large capital markets exposure also benefited performance. There weren't any major disappointments, but FleetBoston Financial and Mellon Financial were among the underperformers. In terms of Fleet, earnings were hurt by significant exposure to Latin America - particularly Argentina - whose economy has been in turmoil, as well as several other factors. Mellon's earnings were impacted both by the generally weak markets and its credit exposure to the telecommunications sector. Northern Trust, which is primarily involved in custody and processing, also disappointed.

Q. What's your outlook, Peter?

A. The favorable interest rate environment, which benefited net interest margins during this particular period, was probably as good as it can get. Consequently, earnings growth for the average bank will probably become more challenging until the economy really begins to improve and commercial loan demand rebounds. As a result, I'm continuing to focus on high-quality growth stories and those names that will generate the best earnings growth as the credit cycle turns.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 30, 1986

Fund number: 507

Trading symbol: FSRBX

Size: as of August 31, 2002, more than $478 million

Manager: Peter Hirsch, since February 2002; manager, Fidelity Select Industrial Materials Portfolio, 1998-2000; analyst, various industries, since 1995; joined Fidelity in 1995

3

Semiannual Report

Banking Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value (Note 1)
BANKS - 84.5%
AmSouth Bancorp.	184,300	$ 4,141,221
Associated Banc-Corp.	90,280	3,142,647
Astoria Financial Corp.	32,000	1,071,360
Bank of America Corp.	389,406	27,289,572
Bank of New York Co., Inc.	562,196	19,761,189
Bank One Corp.	935,626	38,313,886
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	86,600	887,650
Banknorth Group, Inc.	207,700	5,416,816
BB&T Corp.	125,642	4,780,678
City National Corp.	87,100	4,696,432
Comerica, Inc.	136,600	7,991,100
Commerce Bancorp, Inc., New Jersey	250,811	11,890,950
Commerce Bancshares, Inc.	56,992	2,447,806
Compass Bancshares, Inc.	135,600	4,554,804
East West Bancorp, Inc.	20,400	739,500
Fifth Third Bancorp	436,680	29,266,294
First Commonwealth Financial Corp.	60,000	721,200
First Virginia Banks, Inc.	150	5,889
FirstMerit Corp.	92,200	2,298,546
FleetBoston Financial Corp.	808,754	19,515,234
Fulton Financial Corp.	45,562	852,009
Golden West Financial Corp.	28,500	1,937,715
Greater Bay Bancorp	86,700	2,184,840
Greenpoint Financial Corp.	21,000	1,071,000
Hawthorne Financial Corp. (a)	45,400	1,237,150
Humboldt Bancorp	57,120	735,134
Huntington Bancshares, Inc.	259,070	5,230,623
IndyMac Bancorp, Inc. (a)	55,100	1,256,280
Investors Financial Services Corp.	105,200	3,162,312
KeyCorp	368,600	9,889,538
M&T Bank Corp.	84,200	7,224,360
Marshall & Ilsley Corp.	160,200	4,902,120
Mellon Financial Corp.	471,100	13,025,915
Mercantile Bankshares Corp.	44,238	1,799,159
National City Corp.	380,889	11,872,310
National Commerce Financial Corp.	210,500	5,826,640
NetBank, Inc. (a)	141,000	1,583,430
North Fork Bancorp, Inc.	166,700	6,996,399
Northern Trust Corp.	184,000	7,864,160
Pacific Capital Bancorp	666	17,802
Pacific Union Bank (a)	77,808	1,011,504
PNC Financial Services Group, Inc.	240,800	11,098,472
Popular, Inc.	166,700	5,802,827
PrivateBancorp, Inc.	18,900	585,900
Silicon Valley Bancshares (a)	38,400	870,144
SouthTrust Corp.	361,290	9,480,250
Sovereign Bancorp, Inc.	313,200	4,798,224
SunTrust Banks, Inc.	206,447	13,937,237
Synovus Financial Corp.	243,500	5,885,395
TCF Financial Corp.	800	38,880
U.S. Bancorp, Delaware	873,400	18,769,366

	Shares	Value (Note 1)
UnionBanCal Corp.	159,102	$ 7,159,590
Wachovia Corp.	584,653	21,544,463
Wells Fargo & Co.	369,000	19,258,110
Zions Bancorp	119,600	6,532,552
TOTAL BANKS		404,374,584
COMMERCIAL SERVICES & SUPPLIES - 0.2%
Exult, Inc. (a)	376,200	1,109,790
InterCept, Inc. (a)	3,400	50,082
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,159,872
DIVERSIFIED FINANCIALS - 9.9%
Citigroup, Inc.	630,100	20,635,775
Countrywide Credit Industries, Inc.	12,400	650,876
Farmer Mac Class C (non-vtg.) (a)	76,000	2,128,000
Freddie Mac	18,500	1,185,850
J.P. Morgan Chase & Co.	841,300	22,210,320
SEI Investments Co.	11,300	327,700
State Street Corp.	3,000	129,960
TOTAL DIVERSIFIED FINANCIALS		47,268,481
INSURANCE - 0.3%
Travelers Property Casualty Corp.:
Class A	26,797	421,249
Class B (a)	55,058	896,895
TOTAL INSURANCE		1,318,144
TOTAL COMMON STOCKS (Cost $354,585,935)		454,121,081
Nonconvertible Preferred Stocks - 0.0%

BANKS - 0.0%
Wachovia Corp. (dividend equalization) (Cost $22,192)	120,400	25,284
Money Market Funds - 5.9%
Fidelity Cash Central Fund, 1.85% (b)	21,478,685	21,478,685
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	6,542,000	6,542,000
TOTAL MONEY MARKET FUNDS (Cost $28,020,685)		28,020,685
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $382,628,812)	482,167,050
NET OTHER ASSETS - (0.8)%	(3,773,060)
NET ASSETS - 100%	$ 478,393,990
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $116,406,329 and $119,957,929, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,774 for the period.
Income Tax Information
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $3,264,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $6,350,960) (cost $382,628,812) - See accompanying schedule		$ 482,167,050
Cash		520,000
Receivable for investments sold		678,713
Receivable for fund shares sold		1,576,154
Dividends receivable		884,535
Interest receivable		22,014
Redemption fees receivable		1,968
Other receivables		2,924
Total assets		485,853,358
Liabilities
Payable for fund shares redeemed	$ 507,873
Accrued management fee	220,606
Other payables and accrued expenses	188,889
Collateral on securities loaned, at value	6,542,000
Total liabilities		7,459,368
Net Assets		$ 478,393,990
Net Assets consist of:
Paid in capital		$ 368,738,649
Undistributed net investment income		3,550,296
Accumulated undistributed net realized gain (loss) on investments		6,566,807
Net unrealized appreciation (depreciation) on investments		99,538,238
Net Assets, for 14,215,094 shares outstanding		$ 478,393,990
Net Asset Value and redemption price per share ($478,393,990 ÷ 14,215,094 shares)		$ 33.65
Maximum offering price per share (100/97.00 of $33.65)		$ 34.69

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 6,005,895
Interest		192,370
Security lending		9,702
Total income		6,207,967
Expenses
Management fee	$ 1,429,660
Transfer agent fees	1,018,983
Accounting and security lending fees	160,046
Non-interested trustees' compensation	731
Custodian fees and expenses	7,473
Registration fees	31,960
Audit	13,653
Legal	1,551
Miscellaneous	7,259
Total expenses before reductions	2,671,316
Expense reductions	(44,545)	2,626,771
Net investment income (loss)		3,581,196
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		11,641,572
Change in net unrealized appreciation (depreciation) on investment securities		(10,931,799)
Net gain (loss)		709,773
Net increase (decrease) in net assets resulting from operations		$ 4,290,969
Other Information
Sales charges paid to FDC		$ 186,583
Deferred sales charges withheld by FDC		$ 761
Exchange fees withheld by FSC		$ 3,825

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Banking Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,581,196	$ 7,275,522
Net realized gain (loss)	11,641,572	2,339,224
Change in net unrealized appreciation (depreciation)	(10,931,799)	(6,819,017)
Net increase (decrease) in net assets resulting from operations	4,290,969	2,795,729
Distributions to shareholders from net investment income	(589,233)	(6,819,400)
Distributions to shareholders from net realized gain	-	(291,259)
Total distributions	(589,233)	(7,110,659)
Share transactions Net proceeds from sales of shares	91,842,717	167,765,410
Reinvestment of distributions	557,738	6,720,757
Cost of shares redeemed	(91,341,404)	(210,538,574)
Net increase (decrease) in net assets resulting from share transactions	1,059,051	(36,052,407)
Redemption fees	44,258	118,582
Total increase (decrease) in net assets	4,805,045	(40,248,755)
Net Assets
Beginning of period	473,588,945	513,837,700
End of period (including undistributed net investment income of $3,550,296 and undistributed net investment income of $1,941,477, respectively)	$ 478,393,990	$ 473,588,945
Other Information Shares
Sold	2,658,776	5,148,637
Issued in reinvestment of distributions	15,658	204,908
Redeemed	(2,697,984)	(6,500,510)
Net increase (decrease)	(23,550)	(1,146,965)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 33.26	$ 33.40	$ 26.47	$ 41.57	$ 43.18	$ 32.82
Income from Investment Operations
Net investment income (loss) E	.25	.51	.56	.39	.39	.40
Net realized and unrealized gain (loss)	.18	(.17)	9.36	(7.74)	.91	11.41
Total from investment operations	.43	.34	9.92	(7.35)	1.30	11.81
Distributions from net investment income	(.04)	(.47)	(.60)	(.36)	(.28)	(.28)
Distributions from net realized gain	-	(.02)	(2.10)	(7.44)	(2.66)	(1.23)
Distributions in excess of net realized gain	-	-	(.37)	-	-	-
Total distributions	(.04)	(.49)	(3.07)	(7.80)	(2.94)	(1.51)
Redemption fees added to paid in capital E	-	.01	.08	.05	.03	.06
Net asset value, end of period	$ 33.65	$ 33.26	$ 33.40	$ 26.47	$ 41.57	$ 43.18
Total Return B, C, D	1.29%	1.07%	40.08%	22.07%	3.10%	36.64%
Ratios to Average Net Assets F
Expenses before expense reductions	1.09% A	1.11%	1.20%	1.23%	1.17%	1.25%
Expenses net of voluntary waivers, if any	1.09% A	1.11%	1.20%	1.23%	1.17%	1.25%
Expenses net of all reductions	1.07% A	1.09%	1.18%	1.19%	1.16%	1.24%
Net investment income (loss)	1.46% A	1.55%	1.86%	1.00%	.91%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 478,394	$ 473,589	$ 513,838	$ 363,537	$ 925,829	$ 1,338,896
Portfolio turnover rate	49% A	41%	63%	94%	22%	25%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Brokerage and Investment Management Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Brokerage and Investment Management	-12.07%	-9.95%	61.36%	442.11%
Select Brokerage and Investment Management (load adj.)	-14.71%	-12.65%	56.52%	425.85%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Financial Services	-4.21%	-4.44%	42.71%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Brokerage and Investment Management	-9.95%	10.04%	18.42%
Select Brokerage and Investment Management (load adj.)	-12.65%	9.37%	18.06%
S&P 500	-18.00%	1.74%	10.39%
GS Financial Services	-4.44%	7.37%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Brokerage and Investment Management Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $52,585 - a 425.85% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Bear Stearns Companies, Inc.	6.6
Lehman Brothers Holdings, Inc.	5.8
Goldman Sachs Group, Inc.	5.7
J.P. Morgan Chase & Co.	5.3
Morgan Stanley	5.3
Charles Schwab Corp.	5.1
Merrill Lynch & Co., Inc.	5.0
Citigroup, Inc.	4.9
Stilwell Financial, Inc.	4.4
Legg Mason, Inc.	4.2
52.3
Top Industries as of August 31, 2002
% of fund's net assets
Diversified Financials	88.3%
Banks	8.7%
Commercial Services & Supplies	2.2%
All Others*	0.8%
* Includes short-term investments and net other assets.

Semiannual Report

Brokerage and Investment Management Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Joshua Spencer, Portfolio Manager of Fidelity Select Brokerage and Investment Management Portfolio

Q. How did the fund perform, Josh?

A. For the six-month period that ended August 31, 2002, the fund returned -12.07%. During the same period, the Goldman Sachs Financial Services Index - an index of 249 stocks designed to measure the performance of companies in the financial services sector - declined 4.21%, while the Standard & Poor's 500 Index lost 16.60%. For the one-year period that ended August 31, 2002, the fund slipped 9.95%, while the Goldman Sachs index dropped 4.44% and the S&P 500 lost 18.00%.

Q. Why did the fund outperform the S&P 500 but not the Goldman Sachs index?

A. The fund underperformed the Goldman Sachs index during the past six months because brokerage and investment management stocks had a difficult time along with the broader stock market. The financial services index fared better as a result of its holdings in regional banks, which did particularly well since interest rates remained low and the home equity loan and mortgage markets were stable. Brokerage and investment management stocks declined during the period but did not experience liquidity crises, or bankruptcies, as we saw happen in the technology and telecommunications sectors, which drove down the S&P 500's returns and helped account for the fund's outperformance of that index.

Q. Which stocks helped fund performance?

A. Bear Stearns, American Express and Principal Financial Group were the fund's top three performers during the past six months. The stock of Bear Stearns did well as the company's earnings remained strong due to both its trade processing business, which accounted for approximately 10% of all trading volume on the New York Stock Exchange, and its mortgage-backed securities business, which is focused on institutional investors. American Express was driven upward by the strength of its credit card business, which had better-than-expected performance due to continued strong consumer spending and modest improvement in corporate travel. Principal Financial, a life insurance company, profited as investors moved toward its life-insurance-linked investment products, such as variable annuities, as the equity markets softened. I sold American Express and Principal prior to the end of the period to lock in profits.

Q. Which stocks detracted from fund performance?

A. Merrill Lynch, the largest U.S. brokerage firm, suffered along with the stock market and from negative publicity surrounding its research and investment banking areas. During the period, the company settled with the New York Attorney General and agreed to make changes regarding its ratings and research policies. In response to the slowdown in cash flows and earnings, Merrill took proactive steps to reduce expenses and reduced staffing by 25%. Charles Schwab's stock also lost ground during the period due to reasons tied to the stock market decline. In addition to reduced retail trading levels, the company saw the asset levels of funds it manages decline, thereby reducing fees earned. In response, Schwab cut headcount by 25%-30%, reduced expenses and entered the investment advice business, where it generated net inflows each month despite weak stock market activity. Stilwell Financial, the parent of mutual fund company Janus, was the worst performer for the fund. Janus was hurt by poor mutual fund performance and a shift away from the growth style of investing it specializes in. Stilwell took significant steps to address these problems, including reducing headcount and reorganizing its holding company structure. The newly reorganized company will be called Janus and is expected to make further strides toward improving its bottom line by shedding a subsidiary and using the proceeds to reduce debt. Although these three companies topped the fund's detractor list, I increased my positions in each during the latter part of the six-month period. I did so because I felt the steps they have taken to improve their businesses and balance sheets made them attractive investment opportunities and could put them in a position to benefit when the economy improves.

Q. What's your outlook, Josh?

A. I'm rather optimistic. Valuations for the stocks I cover are at decade-low levels, making these high-quality, solid companies attractive to own, in my opinion. Improvement in the economy, even modest, could prove beneficial to their performance. I am hopeful that the current economic downturn is near the bottom of its cycle and that we will see an upswing in the near future.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 29, 1985

Fund number: 068

Trading symbol: FSLBX

Size: as of August 31, 2002, more than $353 million

Manager: Joshua Spencer, since January 2002; manager, Fidelity Select Construction and Housing Portfolio, 2000-2002; analyst, various industries, since 2000; joined Fidelity in 2000

3

Semiannual Report

Brokerage and Investment Management Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (Note 1)
BANKS - 8.7%
Bank of America Corp.	100,000	$ 7,008,000
Bank One Corp.	200,000	8,190,000
Credit Suisse Group sponsored ADR	283,400	6,586,216
UBS AG (NY Shares) (a)	193,700	9,105,837
TOTAL BANKS		30,890,053
COMMERCIAL SERVICES & SUPPLIES - 2.2%
Automatic Data Processing, Inc.	100,000	3,777,000
First Data Corp.	51,300	1,782,675
Paychex, Inc.	90,000	2,106,000
TOTAL COMMERCIAL SERVICES & SUPPLIES		7,665,675
DIVERSIFIED FINANCIALS - 88.3%
A.G. Edwards, Inc.	317,000	11,931,880
Affiliated Managers Group, Inc. (a)	4,600	241,040
Alliance Capital Management Holding LP	123,800	3,845,228
Allied Capital Corp.	514,800	12,329,460
Bear Stearns Companies, Inc.	366,686	23,442,236
BlackRock, Inc. Class A (a)	900	39,825
Charles Schwab Corp.	1,973,600	18,117,648
Citigroup, Inc.	525,366	17,205,737
E*TRADE Group, Inc. (a)	1,133,400	4,918,956
Eaton Vance Corp. (non-vtg.)	394,100	11,354,021
Federated Investors, Inc. Class B (non-vtg.)	433,850	12,668,420
Franklin Resources, Inc.	262,000	9,170,000
Goldman Sachs Group, Inc.	260,300	20,121,190
Instinet Group, Inc. (a)	5,300	29,097
Investment Technology Group, Inc. (a)	236,550	8,019,045
J.P. Morgan Chase & Co.	713,220	18,829,008
Jefferies Group, Inc.	116,100	5,097,951
John Nuveen Co. Class A	1,500	33,750
LaBranche & Co., Inc. (a)	377,900	8,400,717
Legg Mason, Inc.	310,632	14,994,207
Lehman Brothers Holdings, Inc.	359,700	20,506,497
Merrill Lynch & Co., Inc.	486,300	17,613,786
Morgan Stanley	437,330	18,682,738
Neuberger Berman, Inc.	153,300	4,845,813
Raymond James Financial, Inc.	202,325	5,705,565
Stilwell Financial, Inc.	1,105,400	15,409,276
T. Rowe Price Group, Inc.	527,000	14,908,830
Van der Moolen Holding NV sponsored ADR	282,684	6,105,974
Waddell & Reed Financial, Inc. Class A	392,895	7,508,223
TOTAL DIVERSIFIED FINANCIALS		312,076,118
TOTAL COMMON STOCKS (Cost $340,062,828)		350,631,846
Money Market Funds - 9.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b)	3,404,113	$ 3,404,113
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	30,912,100	30,912,100
TOTAL MONEY MARKET FUNDS (Cost $34,316,213)		34,316,213
TOTAL INVESTMENT PORTFOLIO - 108.9% (Cost $374,379,041)		384,948,059
NET OTHER ASSETS - (8.9)%		(31,499,376)
NET ASSETS - 100%		$ 353,448,683
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $127,861,703 and $142,882,789, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,511 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $5,510,000. The weighted average interest rate was 1.94%.

Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $44,152,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $13,825,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $29,856,749) (cost $374,379,041) - See accompanying schedule		$ 384,948,059
Receivable for fund shares sold		164,165
Dividends receivable		145,322
Interest receivable		4,448
Redemption fees receivable		1,224
Other receivables		108,152
Total assets		385,371,370
Liabilities
Payable for fund shares redeemed	$ 683,589
Accrued management fee	167,891
Other payables and accrued expenses	159,107
Collateral on securities loaned, at value	30,912,100
Total liabilities		31,922,687
Net Assets		$ 353,448,683
Net Assets consist of:
Paid in capital		$ 390,605,943
Undistributed net investment income		1,164,268
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(48,889,148)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,567,620
Net Assets, for 9,499,950 shares outstanding		$ 353,448,683
Net Asset Value and redemption price per share ($353,448,683 ÷ 9,499,950 shares)		$ 37.21
Maximum offering price per share (100/97.00 of $37.21)		$ 38.36

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 3,111,562
Interest		52,098
Security lending		219,310
Total income		3,382,970
Expenses
Management fee	$ 1,154,550
Transfer agent fees	964,680
Accounting and security lending fees	130,816
Non-interested trustees' compensation	690
Custodian fees and expenses	7,396
Registration fees	27,352
Audit	13,298
Legal	1,246
Interest	296
Miscellaneous	8,540
Total expenses before reductions	2,308,864
Expense reductions	(90,162)	2,218,702
Net investment income (loss)		1,164,268
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	13,204,906
Foreign currency transactions	5,554
Total net realized gain (loss)		13,210,460
Change in net unrealized appreciation (depreciation) on: Investment securities	(62,356,585)
Assets and liabilities in foreign currencies	17,341
Total change in net unrealized appreciation (depreciation)		(62,339,244)
Net gain (loss)		(49,128,784)
Net increase (decrease) in net assets resulting from operations		$ (47,964,516)
Other Information
Sales charges paid to FDC		$ 196,182
Deferred sales charges withheld by FDC		$ 848
Exchange fees withheld by FSC		$ 8,438

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Brokerage and Investment Management Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,164,268	$ 475,245
Net realized gain (loss)	13,210,460	(52,826,701)
Change in net unrealized appreciation (depreciation)	(62,339,244)	912,299
Net increase (decrease) in net assets resulting from operations	(47,964,516)	(51,439,157)
Distributions to shareholders from net investment income	-	(1,339,214)
Distributions to shareholders from net realized gain	-	(39,909,323)
Total distributions	-	(41,248,537)
Share transactions Net proceeds from sales of shares	78,336,166	176,596,708
Reinvestment of distributions	-	39,647,575
Cost of shares redeemed	(102,766,884)	(330,543,396)
Net increase (decrease) in net assets resulting from share transactions	(24,430,718)	(114,299,113)
Redemption fees	98,204	189,916
Total increase (decrease) in net assets	(72,297,030)	(206,796,891)
Net Assets
Beginning of period	425,745,713	632,542,604
End of period (including undistributed net investment income of $1,164,268 and $0, respectively)	$ 353,448,683	$ 425,745,713
Other Information Shares
Sold	1,951,572	4,043,418
Issued in reinvestment of distributions	-	982,845
Redeemed	(2,511,464)	(7,593,117)
Net increase (decrease)	(559,892)	(2,566,854)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 42.32	$ 50.10	$ 45.69	$ 41.16	$ 39.78	$ 25.76
Income from Investment Operations
Net investment income (loss) E	.12	.04	.13	(.04)	.10	.16
Net realized and unrealized gain (loss)	(5.24)	(4.31)	10.68	7.64	1.72	14.46
Total from investment operations	(5.12)	(4.27)	10.81	7.60	1.82	14.62
Distributions from net investment income	-	(.12)	-	(.05)	(.01)	(.09)
Distributions from net realized gain	-	(3.41)	(6.49)	(3.13)	(.52)	(.61)
Total distributions	-	(3.53)	(6.49)	(3.18)	(.53)	(.70)
Redemption fees added to paid in capital E	.01	.02	.09	.11	.09	.10
Net asset value, end of period	$ 37.21	$ 42.32	$ 50.10	$ 45.69	$ 41.16	$ 39.78
Total Return B,C,D	(12.07) %	(8.13)%	23.77%	19.14%	4.76%	57.56%
Ratios to Average Net Assets F
Expenses before expense reductions	1.16% A	1.15%	1.11%	1.29%	1.26%	1.33%
Expenses net of voluntary waivers, if any	1.16% A	1.15%	1.11%	1.29%	1.26%	1.33%
Expenses net of all reductions	1.12% A	1.11%	1.08%	1.28%	1.24%	1.29%
Net investment income (loss)	.59% A	.10%	.24%	(.09)%	.26%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 353,449	$ 425,746	$ 632,543	$ 423,572	$ 482,525	$ 676,067
Portfolio turnover rate	66% A	74%	105%	47%	59%	100%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Financial Services Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Financial Services	-6.38%	-6.48%	43.58%	374.11%
Select Financial Services (load adj.)	-9.19%	-9.29%	39.28%	359.89%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Financial Services	-4.21%	-4.44%	42.71%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Financial Services	-6.48%	7.50%	16.84%
Select Financial Services (load adj.)	-9.29%	6.85%	16.48%
S&P 500	-18.00%	1.74%	10.39%
GS Financial Services	-4.44%	7.37%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Financial Services Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $45,989 - a 359.89% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
American International Group, Inc.	7.7
Bank of America Corp.	6.9
Berkshire Hathaway, Inc. Class B	4.5
Bank One Corp.	4.4
Citigroup, Inc.	4.0
Fannie Mae	3.9
Wachovia Corp.	3.8
Wells Fargo & Co.	3.4
American Express Co.	3.0
J.P. Morgan Chase & Co.	2.8
44.4
Top Industries as of August 31, 2002
% of fund's net assets
Banks	35.9%
Diversified Financials	33.1%
Insurance	24.6%
Real Estate	3.4%
Commercial Services & Supplies	2.3%
All Others*	0.7%
* Includes short-term investments and net other assets.

Semiannual Report

Financial Services Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Jeffrey Feingold, Portfolio Manager of Fidelity Select Financial Services Portfolio

Q. How did the fund perform, Jeff?

A. For the six months that ended August 31, 2002, the fund returned -6.38%. In comparison, the Goldman Sachs Financial Services Index, an index of 249 stocks designed to measure the performance of companies in the financial services sector, had a return of -4.21%, while the Standard & Poor's 500 Index lost 16.60%. For the 12 months that ended August 31, 2002, the fund returned -6.48%, while the Goldman Sachs Financial Services Index returned -4.44% and the S&P 500 had a return of -18.00%.

Q. What were the principal factors that influenced performance?

A. In a very difficult period for equities, financial services stocks held up better than the overall market. The big, traditional banks whose principal business is lending tended to be the performance leaders. They benefited from low short-term interest rates that reduced their costs of borrowing and from improved underwriting standards that thus far have helped them avoid the major credit-quality problems experienced in previous economic downturns. Banks and other companies heavily involved in the home mortgage business also did well, as low interest rates encouraged both new housing purchases and home refinancing. While some have warned of a potential real estate speculative bubble, we have not yet seen the problems that occurred in the real estate crisis of the early 1990s. In contrast to the traditional lenders, investment banks and capital-market-sensitive companies had a difficult time. As the stock market declined, so too did their equity-related businesses, such as initial public offerings, mergers and acquisitions, and trading. The main reason that the fund underperformed the Goldman Sachs index was because of our holdings in larger companies with significant exposure to the equity markets.

Q. What were your key strategies during the period?

A. I focused on the large-cap, traditional lenders whose earnings grew because of the widening margin between their loan revenues and their borrowing costs. Although I cut back on my emphasis on capital-market-sensitive companies, they were still overweighted in the fund. I also emphasized property-and-casualty companies because of their improved earnings potential, as they gained pricing power in the wake of the terrorist attacks of September 11, 2001.

Q. What companies helped fund performance during the past six months?

A. The most significant positive contributors were the large banking companies that were able to take advantage of the low interest rate environment. Bank One, Bank of America, Wachovia, Wells Fargo and Sovereign Bancorp all performed very well. Life insurers such as AFLAC also helped the fund during a period when traditional defensive stocks with good earnings growth attracted investors.

Q. What companies proved to be disappointments during the period?

A. American International Group detracted from performance. Even though it had good earnings, its stock price declined in line with other large-cap financial companies. The big, diversified capital-market-sensitive companies, including Citigroup and J.P. Morgan Chase, suffered both because of their exposure to the equity markets and because of their ties to troubled companies such as Enron and WorldCom. Their business in Latin America, particularly Argentina, hurt their earnings as well. FleetBoston also fell because of its exposure to Argentina. Merrill Lynch and other major brokerages underperformed as the equity markets fell. Household International, the nation's largest consumer finance company, also proved to be a disappointment. Even though the company met its earnings target, investors feared both a downturn in the credit quality of its sub-prime lending business and the possibility of increased regulation and public scrutiny of that business.

Q. What's your outlook for financial services stocks?

A. I remain cautiously optimistic. While the economy does not show much positive momentum, we still have not seen widespread credit problems among either commercial or consumer lenders. I plan to closely watch employment, which will have a big influence on the consumer. My major holdings at the end of the period included a mixture of the large banks that focus principally on traditional lending. Even though brokers have held back fund performance recently, the fund continued to hold investments in this group, which should recover when the capital markets start to revive. I'm also interested in property-and-casualty insurers. They have strong pricing power and their stocks are attractively priced after recent corrections.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 10, 1981

Fund number: 066

Trading symbol: FIDSX

Size: as of August 31, 2002, more than
$480 million

Manager: Jeffrey Feingold, since 2001; Fidelity Select Home Finance Portfolio, since 2001; Fidelity Select Defense and Aerospace Portfolio and Fidelity Select Air Transportation Portfolio, 1998-2001; analyst, various industries, since 1997; joined Fidelity in 1997

3

Semiannual Report

Financial Services Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (Note 1)
BANKS - 35.9%
Bank of America Corp.	472,179	$ 33,090,304
Bank of Hawaii Corp.	44,100	1,273,608
Bank of New York Co., Inc.	45,936	1,614,650
Bank One Corp.	521,019	21,335,728
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	285,000	2,921,250
Banknorth Group, Inc.	54,700	1,426,576
City National Corp.	26,200	1,412,704
Commerce Bancorp, Inc., New Jersey	79,246	3,757,053
Commerce Bancshares, Inc.	22,600	970,670
Fifth Third Bancorp	175,900	11,788,818
FleetBoston Financial Corp.	242,234	5,845,106
Golden West Financial Corp.	55,000	3,739,450
Huntington Bancshares, Inc.	191,200	3,860,328
IBERIABANK Corp.	38,200	1,528,000
Investors Financial Services Corp.	39,000	1,172,340
Mellon Financial Corp.	69,200	1,913,380
National Bank of Canada	201,100	3,797,309
Northern Trust Corp.	28,300	1,209,542
PNC Financial Services Group, Inc.	28,600	1,318,174
Royal Bank of Canada	147,700	5,305,112
Silicon Valley Bancshares (a)	35,100	795,366
Sovereign Bancorp, Inc.	867,700	13,293,164
U.S. Bancorp, Delaware	246,902	5,305,924
UnionBanCal Corp.	87,292	3,928,140
Wachovia Corp.	499,002	18,388,224
Washington Mutual, Inc.	144,820	5,475,644
Wells Fargo & Co.	308,650	16,108,444
TOTAL BANKS		172,575,008
COMMERCIAL SERVICES & SUPPLIES - 2.3%
Concord EFS, Inc. (a)	45,500	928,655
First Data Corp.	282,100	9,802,975
TOTAL COMMERCIAL SERVICES & SUPPLIES		10,731,630
DIVERSIFIED FINANCIALS - 33.1%
A.G. Edwards, Inc.	20,000	752,800
Alliance Capital Management Holding LP	34,200	1,062,252
American Express Co.	395,200	14,250,912
Bear Stearns Companies, Inc.	34,600	2,211,978
Charles Schwab Corp.	590,386	5,419,743
Citigroup, Inc.	589,502	19,306,191
Countrywide Credit Industries, Inc.	142	7,454
Fannie Mae	248,200	18,808,596
Farmer Mac Class C (non-vtg.) (a)	120,000	3,360,000
Federated Investors, Inc. Class B (non-vtg.)	27,550	804,460
Freddie Mac	180,800	11,589,280
Goldman Sachs Group, Inc.	96,500	7,459,450

	Shares	Value (Note 1)
Household International, Inc.	183,246	$ 6,617,013
J.P. Morgan Chase & Co.	512,860	13,539,504
LaBranche & Co., Inc. (a)	25,000	555,750
Lehman Brothers Holdings, Inc.	126,900	7,234,569
MBNA Corp.	605,600	12,233,120
Merrill Lynch & Co., Inc.	252,600	9,149,172
Morgan Stanley	292,600	12,499,872
SLM Corp.	83,900	7,689,435
Stilwell Financial, Inc.	185,200	2,581,688
Van der Moolen Holding NV sponsored ADR	71,344	1,541,030
Waddell & Reed Financial, Inc. Class A	19,402	370,772
TOTAL DIVERSIFIED FINANCIALS		159,045,041
INSURANCE - 24.6%
ACE Ltd.	242,700	7,720,287
AFLAC, Inc.	164,900	5,047,589
Allmerica Financial Corp.	28,300	629,675
Allstate Corp.	256,400	9,543,208
AMBAC Financial Group, Inc.	19,100	1,098,441
American International Group, Inc.	591,951	37,174,523
Berkshire Hathaway, Inc. Class B (a)	8,890	21,691,600
Brown & Brown, Inc.	26,300	769,275
Canada Life Financial Corp.	83,400	1,730,479
Cincinnati Financial Corp.	45,300	1,799,769
Hartford Financial Services Group, Inc.	59,800	2,991,196
HCC Insurance Holdings, Inc.	24,700	598,975
Markel Corp. (a)	3,100	646,815
MBIA, Inc.	31,300	1,438,548
MetLife, Inc.	278,300	7,491,836
Old Republic International Corp.	100,300	3,219,630
Prudential Financial, Inc.	62,800	1,896,560
Radian Group, Inc.	32,400	1,408,104
RenaissanceRe Holdings Ltd.	127,200	4,439,280
Sun Life Financial Services of Canada, Inc.	131,100	2,358,640
Travelers Property Casualty Corp.:
Class A	225,266	3,541,182
Class B (a)	52,324	852,358
TOTAL INSURANCE		118,087,970
REAL ESTATE - 3.4%
Apartment Investment & Management Co. Class A	56,600	2,470,590
Duke Realty Corp.	96,700	2,536,441
Equity Office Properties Trust	94,000	2,620,720
Equity Residential Properties Trust (SBI)	103,600	2,892,512
Pan Pacific Retail Properties, Inc.	27,900	934,650
Common Stocks - continued
	Shares	Value (Note 1)
REAL ESTATE - CONTINUED
Regency Centers Corp.	30,100	$ 955,675
Vornado Realty Trust	97,200	4,016,304
TOTAL REAL ESTATE		16,426,892
TOTAL COMMON STOCKS (Cost $411,451,168)		476,866,541
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 1.85% (b)	4,008,733	4,008,733
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	9,847,300	9,847,300
TOTAL MONEY MARKET FUNDS (Cost $13,856,033)		13,856,033
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $425,307,201)		490,722,574
NET OTHER ASSETS - (2.2)%		(10,346,791)
NET ASSETS - 100%		$ 480,375,783
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $210,244,506 and $244,627,528, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26,437 for the period.
Income Tax Information
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $9,862,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $9,502,400) (cost $425,307,201) - See accompanying schedule		$ 490,722,574
Receivable for fund shares sold		480,729
Dividends receivable		469,186
Interest receivable		6,617
Redemption fees receivable		2,357
Other receivables		11,872
Total assets		491,693,335
Liabilities
Payable to custodian bank	$ 16
Payable for fund shares redeemed	1,023,772
Accrued management fee	229,425
Other payables and accrued expenses	217,039
Collateral on securities loaned, at value	9,847,300
Total liabilities		11,317,552
Net Assets		$ 480,375,783
Net Assets consist of:
Paid in capital		$ 422,319,247
Undistributed net investment income		1,674,756
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,033,631)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		65,415,411
Net Assets, for 5,139,469 shares outstanding		$ 480,375,783
Net Asset Value and redemption price per share ($480,375,783 ÷ 5,139,469 shares)		$ 93.47
Maximum offering price per share (100/97.00 of $93.47)		$ 96.36

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 4,433,353
Interest		56,658
Security lending		45,868
Total income		4,535,879
Expenses
Management fee	$ 1,557,393
Transfer agent fees	1,138,498
Accounting and security lending fees	170,267
Non-interested trustees' compensation	919
Custodian fees and expenses	11,745
Registration fees	28,636
Audit	14,958
Legal	1,804
Miscellaneous	6,102
Total expenses before reductions	2,930,322
Expense reductions	(87,703)	2,842,619
Net investment income (loss)		1,693,260
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,571,946
Foreign currency transactions	(15,211)
Total net realized gain (loss)		2,556,735
Change in net unrealized appreciation (depreciation) on: Investment securities	(38,984,908)
Assets and liabilities in foreign currencies	84
Total change in net unrealized appreciation (depreciation)		(38,984,824)
Net gain (loss)		(36,428,089)
Net increase (decrease) in net assets resulting from operations		$ (34,734,829)
Other Information
Sales charges paid to FDC		$ 181,003
Deferred sales charges withheld by FDC		$ 4,091
Exchange fees withheld by FSC		$ 5,468

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,693,260	$ 5,341,507
Net realized gain (loss)	2,556,735	3,759,075
Change in net unrealized appreciation (depreciation)	(38,984,824)	(32,636,519)
Net increase (decrease) in net assets resulting from operations	(34,734,829)	(23,535,937)
Distributions to shareholders from net investment income	(667,118)	(5,691,207)
Distributions to shareholders from net realized gain	-	(19,818,905)
Total distributions	(667,118)	(25,510,112)
Share transactions Net proceeds from sales of shares	67,224,170	221,969,817
Reinvestment of distributions	629,938	24,222,922
Cost of shares redeemed	(112,119,408)	(294,783,770)
Net increase (decrease) in net assets resulting from share transactions	(44,265,300)	(48,591,031)
Redemption fees	40,743	105,868
Total increase (decrease) in net assets	(79,626,504)	(97,531,212)
Net Assets
Beginning of period	560,002,287	657,533,499
End of period (including undistributed net investment income of $1,674,756 and undistributed net investment income of $730,369, respectively)	$ 480,375,783	$ 560,002,287
Other Information Shares
Sold	673,735	2,164,616
Issued in reinvestment of distributions	5,964	243,997
Redeemed	(1,142,918)	(2,860,922)
Net increase (decrease)	(463,219)	(452,309)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 99.95	$ 108.59	$ 81.31	$ 100.82	$ 103.28	$ 82.94
Income from Investment Operations
Net investment income (loss) E	.31	.96	1.10	.67	.56	.70
Net realized and unrealized gain (loss)	(6.68)	(4.95)	30.26	(14.61)	7.88	30.65
Total from investment operations	(6.37)	(3.99)	31.36	(13.94)	8.44	31.35
Distributions from net investment income	(.12)	(1.03)	(.80)	(.64)	(.19)	(.64)
Distributions from net realized gain	-	(3.64)	(3.45)	(5.09)	(10.81)	(10.51)
Total distributions	(.12)	(4.67)	(4.25)	(5.73)	(11.00)	(11.15)
Redemption fees added to paid in capital E	.01	.02	.17	.16	.10	.14
Net asset value, end of period	$ 93.47	$ 99.95	$ 108.59	$ 81.31	$ 100.82	$ 103.28
Total Return B, C, D	(6.38)%	(3.58)%	39.19%	(14.53)%	8.42%	41.08%
Ratios to Average Net Assets F
Expenses before expense reductions	1.10% A	1.07%	1.09%	1.19%	1.20%	1.31%
Expenses net of voluntary waivers, if any	1.10% A	1.07%	1.09%	1.19%	1.20%	1.31%
Expenses net of all reductions	1.06% A	1.03%	1.06%	1.17%	1.18%	1.29%
Net investment income (loss)	.63% A	.93%	1.07%	.66%	.58%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 480,376	$ 560,002	$ 657,533	$ 344,152	$ 547,000	$ 604,908
Portfolio turnover rate	80% A	127%	107%	57%	60%	84%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Home Finance Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Home Finance	2.37%	7.55%	33.93%	479.44%
Select Home Finance (load adj.)	-0.70%	4.33%	29.91%	462.05%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Financial Services	-4.21%	-4.44%	42.71%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Home Finance	7.55%	6.02%	19.21%
Select Home Finance (load adj.)	4.33%	5.37%	18.84%
S&P 500	-18.00%	1.74%	10.39%
GS Financial Services	-4.44%	7.37%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Home Finance Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $56,205 - a 462.05% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Sovereign Bancorp, Inc.	6.6
Freddie Mac	6.1
Old Republic International Corp.	6.0
Fannie Mae	5.7
Golden West Financial Corp.	4.6
Wells Fargo & Co.	4.0
Radian Group, Inc.	4.0
Astoria Financial Corp.	3.9
J.P. Morgan Chase & Co.	3.9
Banknorth Group, Inc.	3.9
48.7
Top Industries as of August 31, 2002
% of fund's net assets
Banks	50.6%
Diversified Financials	24.8%
Insurance	17.8%
All Others*	6.8%
* Includes short-term investments and net other assets.

Semiannual Report

Home Finance Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Jeffrey Feingold, Portfolio Manager of Fidelity Select Home Finance Portfolio

Q. How did the fund perform, Jeff?

A. For the six months that ended August 31, 2002, the fund returned 2.37%. In comparison, the Goldman Sachs Financial Services Index, an index of 249 stocks designed to measure the performance of companies in the financial services sector, had a return of -4.21%, while the Standard & Poor's 500 Index lost 16.60%. For the 12 months that ended August 31, 2002, the fund returned 7.55%, while the Goldman Sachs Financial Services Index returned -4.44% and the S&P 500 had a return of -18.00%.

Q. What were the main factors influencing performance?

A. As a group, financial stocks outperformed the overall market as low interest rates and the absence of widespread credit-quality problems boosted the profitability of traditional lending businesses. Within the sector, home lenders were among the best performers. The combination of low interest rates and rising real estate prices encouraged both the acquisition of new homes and the refinancing of existing mortgages, helping lift home lending activity to near-record levels. As home financing increased, so too did the earnings of banks, thrifts and other mortgage issuers, helping them outperform other financial services stocks, especially those with exposure to the falling equity markets.

Q. Why did the fund outperform the Goldman Sachs index?

A. Home finance stocks were one of the better-performing areas in the financial services sector. They benefited both from the favorable interest rate environment and from the flourishing housing industry. As a group, they largely escaped the problems affecting more capital-market-sensitive financial companies, such as brokerage houses and the larger, diversified institutions. Complex corporations tended to be in disfavor during the period, even when they had respectable earnings.

Q. What were your principal strategies during this period?

A. I focused the portfolio to emphasize larger financial companies with significant home lending businesses that I thought could grow their earnings in a low interest rate environment. Throughout the period, the fund's top-10 positions typically accounted for more than 40% of fund assets. I also emphasized established institutions that I thought were stable enough to continue to reach their earnings goals, even if interest rates should start to rise again. Freddie Mac and Fannie Mae, the two primary government-sponsored mortgage enterprises, were among the fund's five largest positions at the end of the period. Together, they accounted for nearly 12% of the fund's assets.

Q. What were some of the investments that helped performance, and what were the biggest detractors?

A. Large regional banks and thrift institutions drove the performance of the fund. Banks such as Sovereign Bancorp and North Fork Bancorp were big contributors, as were thrifts such as Washington Mutual, Hudson City Bancorp and First Niagara. All of these institutions prospered as low short-term rates held down their borrowing costs, allowing them to book loans with attractive profit margins during a period of rising real-estate prices. While some market observers have warned of a potential speculative bubble in real estate prices, we haven't yet seen any signs of the price weakness that occurred in the early 1990s. On the negative side, Household International, the nation's largest consumer finance company, had disappointing performance during the period. Although Household met its earnings targets, investors were worried that its higher-risk lending business could become a problem should credit quality start to deteriorate. Large, diversified financial institutions, such as J.P. Morgan Chase, also performed poorly because of their exposure to weak capital markets and potential problems arising from their links to troubled companies such as Enron and WorldCom. PNC Financial, which reported disappointing earnings and encountered questions about its accounting practices, was another disappointment.

Q. What's your outlook for the home finance industry?

A. Over the long term, the home lending industry has performed well, thanks to the remarkable stability of the nation's housing market. Even though we have witnessed some temporary periods of declining housing prices in specific regions in the past, the overall national trend in real estate prices consistently has been positive. While I need to watch for signs that the current boom may result in a speculative bubble in real estate values, I remain bullish about the long-term outlook for home mortgage lenders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 16, 1985

Fund number: 098

Trading symbol: FSVLX

Size: as of August 31, 2002, more than $490 million

Manager: Jeffrey Feingold, since 2001; manager, Fidelity Select Financial Services Portfolio, since 2001; Fidelity Select Defense and Aerospace Portfolio and Fidelity Select Air Transportation Portfolio, 1998-2001; analyst, various industries, since 1997; joined Fidelity in 1997

3

Semiannual Report

Home Finance Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.2%
	Shares	Value (Note 1)
BANKS - 50.6%
Astoria Financial Corp.	573,600	$ 19,204,128
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	478,100	4,900,525
Banknorth Group, Inc.	727,175	18,964,724
Charter One Financial, Inc.	538,448	18,145,698
Colonial Bancgroup, Inc.	81,400	1,102,970
Commercial Federal Corp.	119,225	3,040,238
Dime Bancorp, Inc. warrants 12/31/49 (a)	425,000	34,000
Downey Financial Corp.	43,800	1,814,196
First Niagara Financial Group, Inc.	427,600	12,828,000
Golden State Bancorp, Inc.	300,192	10,356,624
Golden West Financial Corp.	329,800	22,423,102
Greater Bay Bancorp	179,200	4,515,840
Greenpoint Financial Corp.	233,700	11,918,700
Hudson City Bancorp, Inc.	247,700	4,587,404
IBERIABANK Corp.	64,100	2,564,000
IndyMac Bancorp, Inc. (a)	37,000	843,600
New York Community Bancorp, Inc.	131,540	4,098,786
North Fork Bancorp, Inc.	233,300	9,791,601
People's Bank, Connecticut	124,700	3,045,174
PNC Financial Services Group, Inc.	233,100	10,743,579
Roslyn Bancorp, Inc.	107,522	2,394,515
Seacoast Financial Services Corp.	90,000	1,984,500
Sovereign Bancorp, Inc.	2,102,400	32,208,768
TCF Financial Corp.	146,400	7,115,040
Washington Mutual, Inc.	422,855	15,988,148
Webster Financial Corp. Waterbury Connecticut	114,200	4,355,588
Wells Fargo & Co.	378,400	19,748,696
TOTAL BANKS		248,718,144
DIVERSIFIED FINANCIALS - 24.8%
Bank United Corp. Litigation Contingent Payment Rights Trust rights 12/31/02 (a)	126,300	7,578
Countrywide Credit Industries, Inc.	200,319	10,514,744
Doral Financial Corp.	124,900	5,294,511
Fannie Mae	370,600	28,084,068
Farmer Mac Class C (non-vtg.) (a)	218,600	6,120,800
Freddie Mac	463,400	29,703,940
Household International, Inc.	503,700	18,188,607
Imperial Credit Industries, Inc. warrants 1/31/08 (a)	31,281	0
J.P. Morgan Chase & Co.	719,200	18,986,880
Merrill Lynch & Co., Inc.	66,100	2,394,142
Morgan Stanley	54,800	2,341,056
TOTAL DIVERSIFIED FINANCIALS		121,636,326

	Shares	Value (Note 1)
INSURANCE - 17.8%
American International Group, Inc.	149,000	$ 9,357,200
Fidelity National Financial, Inc.	193,014	5,780,769
First American Corp., California	89,000	1,910,830
MGIC Investment Corp.	117,200	7,056,612
Old Republic International Corp.	918,800	29,493,480
Radian Group, Inc.	449,200	19,522,232
The PMI Group, Inc.	363,420	12,319,938
Triad Guaranty, Inc. (a)	40,700	1,776,555
TOTAL INSURANCE		87,217,616
TOTAL COMMON STOCKS (Cost $352,079,032)		457,572,086
Money Market Funds - 9.1%

Fidelity Cash Central Fund, 1.85% (b)	32,760,724	32,760,724
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	11,695,700	11,695,700
TOTAL MONEY MARKET FUNDS (Cost $44,456,424)		44,456,424
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $396,535,456)	502,028,510
NET OTHER ASSETS - (2.3)%	(11,144,975)
NET ASSETS - 100%	$ 490,883,535
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $179,679,360 and $123,879,522, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $29,036 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $4,281,833. The weighted average interest rate was 1.87%. At period end there were no interfund loans outstanding.

Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $100,000 all of which will expire on February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Home Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $11,313,400) (cost $396,535,456) - See accompanying schedule		$ 502,028,510
Receivable for investments sold		1,405,009
Receivable for fund shares sold		1,683,402
Dividends receivable		439,103
Interest receivable		30,790
Redemption fees receivable		3,716
Other receivables		25,213
Total assets		505,615,743
Liabilities
Payable to custodian bank	$ 239,267
Payable for investments purchased	1,264,801
Payable for fund shares redeemed	1,109,054
Accrued management fee	221,565
Other payables and accrued expenses	201,821
Collateral on securities loaned, at value	11,695,700
Total liabilities		14,732,208
Net Assets		$ 490,883,535
Net Assets consist of:
Paid in capital		$ 376,211,902
Undistributed net investment income		1,500,604
Accumulated undistributed net realized gain (loss) on investments		7,678,063
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		105,492,966
Net Assets, for 9,072,742 shares outstanding		$ 490,883,535
Net Asset Value and redemption price per share ($490,883,535 ÷ 9,072,742 shares)		$ 54.11
Maximum offering price per share (100/97.00 of $54.11)		$ 55.78

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 3,844,800
Interest		140,468
Security lending		66,685
Total income		4,051,953
Expenses
Management fee	$ 1,340,910
Transfer agent fees	1,000,748
Accounting and security lending fees	151,512
Non-interested trustees' compensation	652
Custodian fees and expenses	7,984
Registration fees	38,299
Audit	11,670
Legal	1,474
Interest	1,337
Miscellaneous	5,939
Total expenses before reductions	2,560,525
Expense reductions	(48,568)	2,511,957
Net investment income (loss)		1,539,996
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		8,672,152
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,505,062)
Assets and liabilities in foreign currencies	2,765
Total change in net unrealized appreciation (depreciation)		(7,502,297)
Net gain (loss)		1,169,855
Net increase (decrease) in net assets resulting from operations		$ 2,709,851
Other Information
Sales charges paid to FDC		$ 448,706
Deferred sales charges withheld by FDC		$ 2,306
Exchange fees withheld by FSC		$ 5,018

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Home Finance Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,539,996	$ 3,307,937
Net realized gain (loss)	8,672,152	583,556
Change in net unrealized appreciation (depreciation)	(7,502,297)	21,002,070
Net increase (decrease) in net assets resulting from operations	2,709,851	24,893,563
Distributions to shareholders from net investment income	(780,272)	(1,253,106)
Distributions to shareholders from net realized gain	-	(25,310,727)
Total distributions	(780,272)	(26,563,833)
Share transactions Net proceeds from sales of shares	233,293,610	330,586,427
Reinvestment of distributions	742,214	25,255,686
Cost of shares redeemed	(154,014,706)	(363,362,517)
Net increase (decrease) in net assets resulting from share transactions	80,021,118	(7,520,404)
Redemption fees	153,754	380,748
Total increase (decrease) in net assets	82,104,451	(8,809,926)
Net Assets
Beginning of period	408,779,084	417,589,010
End of period (including undistributed net investment income of $1,500,604 and undistributed net investment income of $2,523,603, respectively)	$ 490,883,535	$ 408,779,084
Other Information Shares
Sold	4,190,914	6,421,166
Issued in reinvestment of distributions	13,008	523,728
Redeemed	(2,850,560)	(7,284,289)
Net increase (decrease)	1,353,362	(339,395)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 52.95	$ 51.82	$ 30.92	$ 42.09	$ 53.36	$ 46.00
Income from Investment Operations
Net investment income (loss) E	.18	.41	.37	.30	.28	.33
Net realized and unrealized gain (loss)	1.06	4.07	20.73	(10.64)	(10.16)	13.10
Total from investment operations	1.24	4.48	21.10	(10.34)	(9.88)	13.43
Distributions from net investment income	(.10)	(.17)	(.26)	(.19)	(.07)	(.29)
Distributions from net realized gain	-	(3.23)	(.07)	(.69)	(1.38)	(5.84)
Total distributions	(.10)	(3.40)	(.33)	(.88)	(1.45)	(6.13)
Redemption fees added to paid in capital E	.02	.05	.13	.05	.06	.06
Net asset value, end of period	$ 54.11	$ 52.95	$ 51.82	$ 30.92	$ 42.09	$ 53.36
Total Return B,C,D	2.37%	9.40%	68.78%	(24.88)%	(19.12)%	32.39%
Ratios to Average Net Assets F
Expenses before expense reductions	1.11% A	1.15%	1.30%	1.39%	1.19%	1.21%
Expenses net of voluntary waivers, if any	1.11% A	1.15%	1.30%	1.39%	1.19%	1.21%
Expenses net of all reductions	1.09% A	1.12%	1.27%	1.37%	1.18%	1.19%
Net investment income (loss)	.67% A	.82%	.87%	.72%	.57%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 490,884	$ 408,779	$ 417,589	$ 213,058	$ 740,440	$ 1,668,610
Portfolio turnover rate	55% A	72%	115%	91%	18%	54%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Insurance Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Insurance	-6.94%	0.26%	80.03%	378.80%
Select Insurance (load adj.)	-9.74%	-2.75%	74.63%	364.43%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Financial Services	-4.21%	-4.44%	42.71%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the per- formance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Insurance	0.26%	12.48%	16.95%
Select Insurance (load adj.)	-2.75%	11.80%	16.60%
S&P 500	-18.00%	1.74%	10.39%
GS Financial Services	-4.44%	7.37%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Insurance Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $46,443 - a 364.43% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
American International Group, Inc.	8.3
Allstate Corp.	7.5
ACE Ltd.	7.3
Travelers Property Casualty Corp. Class A	5.7
Hartford Financial Services Group, Inc.	4.8
Berkshire Hathaway, Inc. Class A	4.1
XL Capital Ltd. Class A	3.9
MBIA, Inc.	3.5
Prudential Financial, Inc.	3.0
Everest Re Group Ltd.	2.9
51.0
Top Industries as of August 31, 2002
% of fund's net assets
Insurance	93.0%
Health Care Providers & Services	2.0%
Diversified Financials	0.0%
All Others*	5.0%
* Includes short-term investments and net other assets.

Semiannual Report

Insurance Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Ian Gutterman, Portfolio Manager of Fidelity Select Insurance Portfolio

Q. How did the fund perform, Ian?

A. For the six months ending August 31, 2002, the fund was down 6.94%. In comparison, the Goldman Sachs Financial Services Index - an index of 249 stocks designed to measure the performance of companies in the financial services industry - fell 4.21%. During the same period, the Standard & Poor's 500 Index declined 16.60%. For the 12 months ending August 31, 2002, the fund returned 0.26%, while the Goldman Sachs index and the S&P 500 index fell 4.44% and 18.00%, respectively.

Q. Why did the fund underperform the Goldman Sachs index during the past six months?

A. The fund's mandate is to own insurance stocks, and more than 90% of its assets on average were held in stocks of various insurance-related businesses. This group underperformed other better-performing financials, such as banks and real estate investment trusts, which delivered positive returns and were a sizable percentage of the broader Goldman Sachs index.

Q. What investment themes did you pursue?

A. Being concerned about the abundant pessimistic sentiment toward the equity market, I lowered the fund's exposure to life insurers whose profits were tied to the market's performance. This decision worked out pretty well, as the earnings of diversified insurance companies, such as fund holdings John Hancock Financial and Allmerica Financial, were hurt by their underperforming annuity/asset management businesses, and their stocks fell accordingly. At the same time, I emphasized property and casualty (P&C) insurers, because I found this group's fundamentals and valuations to be the sector's most attractive.

Q. What did you like about property and casualty stocks?

A. The pricing power - the ability to maintain or raise policy prices - these insurers possessed was about the best it's been in 20 years, and I believed higher premiums would eventually trickle down to the bottom line. The stocks came in and out of favor during the period, primarily because the average investor may have misunderstood the rate at which these higher premiums would filter down into corporate profits. The quarterly earnings for this group were solid, but not spectacular, and that's largely because the accounting of insurance companies is slightly different than other companies. Essentially, the revenues they collect from higher premiums in any given quarter typically are spread out over time, while most companies that increase prices typically can report a more-immediate boost in quarterly revenues. I think the average investor may have expected higher quarterly profits based on the higher prices these insurers were able to charge their customers - hence the sector's volatility.

Q. How did insurance broker stocks perform?

A. Our holdings of insurance broker stocks collectively fell 6.10%. However, we avoided some of the group's bigger disappointments that caused the insurance brokers in the Goldman Sachs index to fall more than 15%. Most notably, I reduced our holdings of Aon earlier in the period, because I discovered that many of its customers weren't pleased with the company's restructuring. My skepticism proved beneficial: In August, shares of Aon plunged 30% during a single day after the company posted lower-than-expected second-quarter earnings and confirmed certain accounting irregularities. Later in the month, I increased the fund's Aon holdings because its valuation became compelling.

Q. What holdings were top performers? Which disappointed?

A. AFLAC performed well on higher sales volume in Japan and better-than-expected first-quarter earnings. Principal Financial Group, a recent initial public offering, came out a little cheaper than many of its peers on a valuation basis, and subsequently moved more in line with other insurance stocks on strong operational earnings results. On the down side, Hartford Financial was hurt by its large annuity business, which suffered from the equity market downturn. Reinsurer ACE Ltd. missed its 2002 first-quarter earnings target, and the stock cratered.

Q. What's your outlook, Ian?

A. I'm rather optimistic. At period end, P&C valuations were based on the assumption that 2003 would be a peak in the group's corporate earnings growth. Outside of an unpredictable event, my belief is that earnings should continue to grow further in 2004 and likely in 2005, based on fundamentals. If my expectation unfolds, you could make the case now that P&C stocks are very cheap, which is why I added to them during the period. Additionally, many insurance stocks have little correlation to the economy, so if the economy remains sluggish, the earnings of this group could remain relatively stable. Finally, during the past six months, some economists worried about the possibility of deflation - the decline in the prices of goods and services. If such a challenging economic environment persists, there aren't many industries outside of insurance that have demonstrated an ability to charge more for their products . . . and get it.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 16, 1985

Fund number: 045

Trading symbol: FSPCX

Size: as of August 31, 2002, more than $118 million

Manager: Ian Gutterman, since 2001; manager, Fidelity Select Transportation Portfolio, 2000-2001; Fidelity Select Environmental Services Portfolio, 1999-2001; joined Fidelity in 1999

3

Semiannual Report

Insurance Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value (Note 1)
DIVERSIFIED FINANCIALS - 0.0%
Leucadia National Corp.	1,100	$ 38,159
HEALTH CARE PROVIDERS & SERVICES - 2.0%
Anthem, Inc.	37,200	2,347,692
INSURANCE - 93.0%
ACE Ltd.	273,100	8,687,311
AFLAC, Inc.	107,600	3,293,636
Alleghany Corp.	666	121,712
Allmerica Financial Corp.	35,373	787,049
Allstate Corp.	238,000	8,858,360
AMBAC Financial Group, Inc.	48,150	2,769,107
American Financial Group, Inc., Ohio	2,000	50,040
American International Group, Inc.	156,100	9,803,077
American Physicians Capital, Inc. (a)	5,000	91,300
Aon Corp.	71,800	1,418,768
Arthur J. Gallagher & Co.	18,200	527,072
Berkshire Hathaway, Inc.:
Class A (a)	67	4,891,000
Class B (a)	78	190,320
Brown & Brown, Inc.	18,100	529,425
Cincinnati Financial Corp.	72,700	2,888,371
CNA Financial Corp. (a)	2,200	60,302
Commerce Group, Inc.	1,000	38,700
Erie Indemnity Co. Class A	6,400	279,680
Everest Re Group Ltd.	64,000	3,468,800
Fidelity National Financial, Inc.	462	13,837
Hartford Financial Services Group, Inc.	114,300	5,717,286
HCC Insurance Holdings, Inc.	103,000	2,497,750
Hilb, Rogal & Hamilton Co.	1,000	43,950
IPC Holdings Ltd.	15,500	467,790
Jefferson-Pilot Corp.	25,650	1,080,378
John Hancock Financial Services, Inc.	111,900	3,396,165
Lincoln National Corp.	56,500	2,093,325
Markel Corp. (a)	800	166,920
Marsh & McLennan Companies, Inc.	60,200	2,928,730
MBIA, Inc.	90,300	4,150,188
Mercury General Corp.	800	36,000
MetLife, Inc.	29,000	780,680
MGIC Investment Corp.	17,100	1,029,591
Nationwide Financial Services, Inc. Class A	10,300	314,150
Ohio Casualty Corp. (a)	21,800	365,804
Old Republic International Corp.	36,400	1,168,440
PartnerRe Ltd.	30,400	1,366,784
Philadelphia Consolidated Holding Corp. (a)	1,500	54,330
Principal Financial Group, Inc.	88,200	2,586,906
Progressive Corp.	13,900	747,125
Protective Life Corp.	13,600	446,760
Prudential Financial, Inc.	118,200	3,569,640
Radian Group, Inc.	37,400	1,625,404
Reinsurance Group of America, Inc.	4,600	131,330
RenaissanceRe Holdings Ltd.	59,400	2,073,060

	Shares	Value (Note 1)
SAFECO Corp.	12,300	$ 407,253
St. Paul Companies, Inc.	56,100	1,706,562
StanCorp Financial Group, Inc.	23,600	1,290,920
The Chubb Corp.	30,029	1,858,495
The PMI Group, Inc.	7,400	250,860
Torchmark Corp.	15,400	575,190
Transatlantic Holdings, Inc.	8,850	641,360
Travelers Property Casualty Corp. Class A	426,900	6,710,868
Trenwick Group Ltd.	8,500	36,125
UICI (a)	14,800	261,960
UnumProvident Corp.	75,235	1,742,443
W.R. Berkley Corp.	37,250	1,253,835
Willis Group Holdings Ltd. (a)	45,800	1,442,242
XL Capital Ltd. Class A	62,500	4,600,625
Zenith National Insurance Corp.	500	13,000
TOTAL INSURANCE		110,398,091
TOTAL COMMON STOCKS (Cost $101,729,167)		112,783,942
Convertible Preferred Stocks - 0.0%

INSURANCE - 0.0%
PartnerRe Ltd. $4.00 (Cost $25,000)	500	24,258
Money Market Funds - 10.4%

Fidelity Cash Central Fund, 1.85% (b)	6,367,242	6,367,242
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	5,946,876	5,946,876
TOTAL MONEY MARKET FUNDS (Cost $12,314,118)		12,314,118
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $114,068,285)		125,122,318
NET OTHER ASSETS - (5.4)%		(6,425,692)
NET ASSETS - 100%		$ 118,696,626
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $59,597,413 and $63,893,964, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,925 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.3%
Bermuda	14.7
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $5,746,350) (cost $114,068,285) - See accompanying schedule		$ 125,122,318
Receivable for investments sold		373,729
Receivable for fund shares sold		1,629,244
Dividends receivable		121,815
Interest receivable		9,719
Redemption fees receivable		1,138
Other receivables		1,238
Total assets		127,259,201
Liabilities
Payable for investments purchased	$ 1,901,894
Payable for fund shares redeemed	595,064
Accrued management fee	56,943
Other payables and accrued expenses	61,798
Collateral on securities loaned, at value	5,946,876
Total liabilities		8,562,575
Net Assets		$ 118,696,626
Net Assets consist of:
Paid in capital		$ 106,296,824
Accumulated net investment loss		(65,265)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,411,034
Net unrealized appreciation (depreciation) on investments		11,054,033
Net Assets, for 2,554,886 shares outstanding		$ 118,696,626
Net Asset Value and redemption price per share ($118,696,626 ÷ 2,554,886 shares)		$ 46.46
Maximum offering price per share (100/97.00 of $46.46)		$ 47.90

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 667,856
Interest		78,012
Security lending		3,418
Total income		749,286
Expenses
Management fee	$ 396,630
Transfer agent fees	338,311
Accounting and security lending fees	45,072
Non-interested trustees' compensation	232
Custodian fees and expenses	5,123
Registration fees	23,367
Audit	8,021
Legal	431
Miscellaneous	1,099
Total expenses before reductions	818,286
Expense reductions	(13,464)	804,822
Net investment income (loss)		(55,536)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,810,960
Foreign currency transactions	(80)
Total net realized gain (loss)		1,810,880
Change in net unrealized appreciation (depreciation) on investment securities		(13,996,301)
Net gain (loss)		(12,185,421)
Net increase (decrease) in net assets resulting from operations		$ (12,240,957)
Other Information
Sales charges paid to FDC		$ 171,712
Deferred sales charges withheld by FDC		$ 516
Exchange fees withheld by FSC		$ 2,340

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Insurance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (55,536)	$ 366,617
Net realized gain (loss)	1,810,880	4,197,937
Change in net unrealized appreciation (depreciation)	(13,996,301)	2,501,212
Net increase (decrease) in net assets resulting from operations	(12,240,957)	7,065,766
Distributions to shareholders from net investment income	(248,455)	(88,265)
Distributions to shareholders from net realized gain	(2,236,093)	(883,784)
Total distributions	(2,484,548)	(972,049)
Share transactions Net proceeds from sales of shares	63,420,889	133,252,593
Reinvestment of distributions	2,398,405	933,352
Cost of shares redeemed	(75,667,859)	(139,334,497)
Net increase (decrease) in net assets resulting from share transactions	(9,848,565)	(5,148,552)
Redemption fees	58,172	117,971
Total increase (decrease) in net assets	(24,515,898)	1,063,136
Net Assets
Beginning of period	143,212,524	142,149,388
End of period (including accumulated net investment loss of $65,265 and undistributed net investment income of $355,426, respectively)	$ 118,696,626	$ 143,212,524
Other Information Shares
Sold	1,270,141	2,769,942
Issued in reinvestment of distributions	46,052	20,343
Redeemed	(1,580,735)	(2,987,654)
Net increase (decrease)	(264,542)	(197,369)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 50.79	$ 47.12	$ 27.64	$ 42.14	$ 42.10	$ 32.62
Income from Investment Operations
Net investment income (loss) E	(.02)	.13	.28	(.05)	(.04)	.01
Net realized and unrealized gain (loss)	(3.43)	3.83	19.76	(7.92)	4.01	12.93
Total from investment operations	(3.45)	3.96	20.04	(7.97)	3.97	12.94
Distributions from net investment income	(.09)	(.03)	(.12)	-	-	-
Distributions from net realized gain	(.81)	(.30)	(.65)	(6.60)	(3.98)	(3.54)
Total distributions	(.90)	(.33)	(.77)	(6.60)	(3.98)	(3.54)
Redemption fees added to paid in capital E	.02	.04	.21	.07	.05	.08
Net asset value, end of period	$ 46.46	$ 50.79	$ 47.12	$ 27.64	$ 42.14	$ 42.10
Total Return B, C , D	(6.94)%	8.56%	73.17%	(22.12)%	9.84%	42.81%
Ratios to Average Net Assets F
Expenses before expense reductions	1.20% A	1.20%	1.20%	1.39%	1.33%	1.45%
Expenses net of voluntary waivers, if any	1.20% A	1.20%	1.20%	1.39%	1.33%	1.45%
Expenses net of all reductions	1.18% A	1.17%	1.16%	1.36%	1.31%	1.43%
Net investment income (loss)	(.08)% A	.28%	.66%	(.12)%	(.10)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 118,697	$ 143,213	$ 142,149	$ 29,521	$ 82,879	$ 125,151
Portfolio turnover rate	93% A	104%	175%	107%	72%	157%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Biotechnology Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Biotechnology	-31.08%	-41.43%	41.61%	121.39%
Select Biotechnology (load adj.)	-33.14%	-43.18%	37.36%	114.75%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Health Care	-17.04%	-17.50%	51.09%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Biotechnology	-41.43%	7.21%	8.27%
Select Biotechnology (load adj.)	-43.18%	6.56%	7.94%
S&P 500	-18.00%	1.74%	10.39%
GS Health Care	-17.50%	8.60%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Biotechnology Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $21,475 - a 114.75% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Gilead Sciences, Inc.	11.7
Biogen, Inc.	10.9
Amgen, Inc.	9.8
IDEC Pharmaceuticals Corp.	6.9
MedImmune, Inc.	6.1
Genzyme Corp. - General Division	4.7
Cephalon, Inc.	3.1
Invitrogen Corp.	3.0
Celgene Corp.	2.8
Trimeris, Inc.	1.7
60.7
Top Industries as of August 31, 2002
% of fund's net assets
Biotechnology	73.8%
Pharmaceuticals	3.0%
Health Care Equipment & Supplies	0.1%
All Others*	23.1%
* Includes short-term investments and net other assets.

Semiannual Report

Biotechnology Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Andraz Razen, Portfolio Manager of Fidelity Select Biotechnology Portfolio

Q. How did the fund perform, Andraz?

A. During the six-month period ending August 31, 2002, the fund was down 31.08%. By comparison, the Goldman Sachs Health Care Index - an index of 115 stocks designed to measure the performance of companies in the health care sector - fell 17.04%. The fund also trailed the Standard & Poor's 500 Index, which declined 16.60%. For the 12-month period ending August 31, 2002, the fund was down 41.43%, while the Goldman Sachs index and the S&P 500 index fell 17.50% and 18.00%, respectively.

Q. Why did biotechnology stocks underperform the broader market during the past six months?

A. The ongoing economic downturn pressured corporate profits across many industries, motivating investors to scrutinize companies more closely. In this challenging environment, investors were less tolerant of growth stocks with high valuations and future earnings promise - including biotechnology stocks - than those with lower valuations and stable current earnings growth. Stocks of biotechnology companies - many of which have strong potential but have yet to turn a profit - were viewed by the average investor as being too risky to own in such a difficult market. Additionally, biotechnology firms suffered because the rate at which they were getting paid for lucrative drug licensing agreements from large pharmaceutical companies fell sharply from a few years ago.

Q. What factors caused the fund to lag the Goldman Sachs Health Care Index?

A. Again, I think the main reason was valuation. Despite vastly lower valuations entering the period than a couple of years ago, biotechnology stocks generally still had much higher multiples - the price of a stock divided by its earnings per share - throughout the period than did other health care stocks included in the index, such as medical device manufacturers, pharmaceutical companies and hospitals. Investors just weren't willing to reward the potential earnings power inherent in many biotech companies.

Q. What strategies have you pursued since taking over the fund in March?

A. Prior to March, there had been a lot of disappointing news about promising drugs in late-stage clinical trials. Many biotechnology companies attracted unprecedented waves of capital during the late 1990s and early 2000, as new advances in such areas as genomics raised investors' expectations for the sector's growth potential. As recipients of this new cash, biotechnology companies felt a sense of urgency to put that money to work. In many cases, I believe companies rushed drugs into human clinical trials that otherwise weren't ready for such research. With this in mind, I tried to identify and focus on companies with products that had a high probability of success. This strategy led me to many established companies with strong cash flows, current earnings, existing products and drugs in the later stages of clinical trials. These more mature companies tended to hold up relatively well compared to their younger competitors during the market's recent downturn. Two of the companies I emphasized were Biogen and Amgen, each of which generated a negative return but nonetheless outperformed many of the sector's upstarts. That said, I have no problem investing in smaller companies with drugs in the earlier stages of trials, as long as I believe in their products and their earnings growth potential isn't already fully reflected in their stock prices.

Q. What holdings performed well? Which disappointed?

A. Gilead Sciences performed better than most holdings as investors responded to government approval for the company's HIV-drug, Viread. Scios also performed well on positive clinical results for Natrecor, a drug to treat acute heart failure. On the down side, Sepracor was hurt by wider-than-expected second-quarter losses and a decision by U.S. regulators to reject its allergy drug, Soltara, for approval. Genzyme, another significant detractor, was hurt after the company slashed 2002 profit expectations due to slower-than-expected sales for Renagel, a treatment for patients undergoing kidney dialysis.

Q. What's your outlook for biotech stocks, Andraz?

A. It's very difficult to quantify the future earnings potential of smaller biotechnology companies with products in the earlier stages of trials. Further, owning them in a difficult investing environment can be detrimental. Therefore, should this unstable market environment persist, shareholders could expect the fund to be more concentrated in the industry's more mature companies, meaning those that have products on the market and are generating earnings growth.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 16, 1985

Fund number: 042

Trading symbol: FBIOX

Size: as of August 31, 2002, more than $1.5 billion

Manager: Andraz Razen, since March 2002; manager, Fidelity Advisor Biotechnology Fund, since March 2002; analyst, various industries, since 1998; joined Fidelity in 1998

3

Semiannual Report

Biotechnology Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 76.0%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 73.2%
Abgenix, Inc. (a)	1,729,500	$ 13,386,330
Alkermes, Inc. (a)	632,100	5,189,541
Amgen, Inc. (a)	3,334,200	150,139,026
Biogen, Inc. (a)	4,995,550	167,350,925
BioMarin Pharmaceutical, Inc. (a)	541,100	2,240,154
Celgene Corp. (a)	2,422,420	42,101,660
Cell Therapeutics, Inc. (a)	700,571	3,677,998
Cephalon, Inc. (a)	1,071,840	46,625,040
Chiron Corp. (a)	516,200	19,558,818
CV Therapeutics, Inc. (a)	561,835	12,209,798
deCODE genetics, Inc. (a)	170,000	355,300
Enzon, Inc. (a)	848,500	18,667,000
Exelixis, Inc. (a)	338,700	1,673,178
Geneprot, Inc. (d)	180,000	1,980,000
Genzyme Corp. - General Division (a)	3,497,200	72,322,096
Gilead Sciences, Inc. (a)	5,562,500	178,444,999
IDEC Pharmaceuticals Corp. (a)	2,619,730	105,260,751
Ilex Oncology, Inc. (a)	595,900	3,539,646
Invitrogen Corp. (a)	1,268,710	45,166,076
Isis Pharmaceuticals (a)	247,200	2,501,664
Medarex, Inc. (a)	771,000	4,703,100
MedImmune, Inc. (a)	3,654,220	93,767,285
Millennium Pharmaceuticals, Inc. (a)	267,262	3,276,632
Neurocrine Biosciences, Inc. (a)	688,200	24,561,858
QLT, Inc. (a)	663,900	5,552,727
Regeneron Pharmaceuticals, Inc. (a)	939,000	14,507,550
Techne Corp. (a)	506,500	14,380,548
Telik, Inc. (a)	18,100	253,943
Transkaryotic Therapies, Inc. (a)	391,800	13,571,952
Trimeris, Inc. (a)	569,400	25,907,700
Vertex Pharmaceuticals, Inc. (a)	1,024,060	20,378,794
XOMA Ltd. (a)	1,132,700	6,133,571
Zymogenetics, Inc.	131,200	953,824
TOTAL BIOTECHNOLOGY		1,120,339,484
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Epix Medical, Inc. (a)	182,100	1,025,223
PHARMACEUTICALS - 2.7%
Barr Laboratories, Inc. (a)	24,500	1,732,395
Guilford Pharmaceuticals, Inc. (a)	425,000	1,670,250
InterMune, Inc. (a)	188,400	4,685,508
Ligand Pharmaceuticals, Inc. Class B (a)	494,600	3,650,148
Scios, Inc. (a)	732,600	17,626,356
Sepracor, Inc. (a)	597,800	3,329,746
Shire Pharmaceuticals Group PLC sponsored ADR (a)	295,100	8,613,969
TOTAL PHARMACEUTICALS		41,308,372

	Shares	Value (Note 1)
WIRELESS TELECOMMUNICATION SERVICES - 0.0%
Millicom International Cellular SA (a)	484	$ 499
TOTAL COMMON STOCKS (Cost $1,233,481,801)		1,162,673,578
Convertible Preferred Stocks - 0.4%

BIOTECHNOLOGY - 0.4%
Xenon Genetics, Inc. Series E (d) (Cost $6,724,138)	981,626	6,056,632
Convertible Bonds - 0.5%
Ratings (unaudited) (e)		Principal Amount
BIOTECHNOLOGY - 0.2%
Cell Therapeutics, Inc. 5.75% 6/15/08 (c)	-	$ 7,500,000	3,450,000
PHARMACEUTICALS - 0.3%
Sepracor, Inc. 5.75% 11/15/06 (c)	CCC+	9,880,000	4,755,244
TOTAL CONVERTIBLE BONDS (Cost $17,036,953)			8,205,244
Money Market Funds - 29.0%
	Shares
Fidelity Cash Central Fund, 1.85% (b)	311,282,569	311,282,569
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	131,970,800	131,970,800
TOTAL MONEY MARKET FUNDS (Cost $443,253,369)		443,253,369
Cash Equivalents - 3.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.81%, dated 8/30/02 due 9/3/02 (Cost $45,436,000)	$ 45,445,140	$ 45,436,000
TOTAL INVESTMENT PORTFOLIO - 108.9% (Cost $1,745,932,261)		1,665,624,823
NET OTHER ASSETS - (8.9)%		(135,941,724)
NET ASSETS - 100%		$ 1,529,683,099
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,205,244 or 0.5% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneprot, Inc.	7/7/00	$ 990,000
Xenon Genetics, Inc. Series E	3/23/01	$ 6,724,138
(e) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $726,940,846 and $1,119,670,798, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,429 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,036,632 or 0.5% of net assets.

Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
CV Therapeutics, Inc.	$ -	$ 13,654,187	$ -	$ -
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $479,165,000 of which $34,965,000 and $444,200,000 will expire on February 28, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $35,757,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $122,875,194 and repurchase agreements of $45,436,000) (cost $1,745,932,261) - See accompanying schedule		$ 1,665,624,823
Cash		917
Receivable for investments sold		9,531,314
Receivable for fund shares sold		867,569
Interest receivable		706,801
Redemption fees receivable		11,937
Other receivables		51,845
Total assets		1,676,795,206
Liabilities
Payable for investments purchased	$ 7,481,125
Payable for fund shares redeemed	5,939,195
Accrued management fee	777,879
Other payables and accrued expenses	943,108
Collateral on securities loaned, at value	131,970,800
Total liabilities		147,112,107
Net Assets		$ 1,529,683,099
Net Assets consist of:
Paid in capital		$ 2,850,295,098
Accumulated net investment loss		(8,360,774)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,231,943,787)
Net unrealized appreciation (depreciation) on investments		(80,307,438)
Net Assets, for 41,500,719 shares outstanding		$ 1,529,683,099
Net Asset Value and redemption price per share ($1,529,683,099 ÷ 41,500,719 shares)		$ 36.86
Maximum offering price per share (100/97.00 of $36.86)		$ 38.00
Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 154,498
Interest		2,580,877
Security lending		253,512
Total income		2,988,887
Expenses
Management fee	$ 5,519,410
Transfer agent fees	5,766,890
Accounting and security lending fees	455,578
Non-interested trustees' compensation	3,391
Custodian fees and expenses	20,759
Registration fees	40,694
Audit	56,077
Legal	7,239
Miscellaneous	49,672
Total expenses before reductions	11,919,710
Expense reductions	(546,614)	11,373,096
Net investment income (loss)		(8,384,209)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(7,076,556) on sales of investments in affiliated issuers)	(689,596,077)
Foreign currency transactions	590
Total net realized gain (loss)		(689,595,487)
Change in net unrealized appreciation (depreciation) on investment securities		(32,898,773)
Net gain (loss)		(722,494,260)
Net increase (decrease) in net assets resulting from operations		$ (730,878,469)
Other Information
Sales charges paid to FDC		$ 765,525
Deferred sales charges withheld by FDC		$ 12,285
Exchange fees withheld by FSC		$ 41,624

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Biotechnology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (8,384,209)	$ (19,900,490)
Net realized gain (loss)	(689,595,487)	(465,171,781)
Change in net unrealized appreciation (depreciation)	(32,898,773)	(405,851,358)
Net increase (decrease) in net assets resulting from operations	(730,878,469)	(890,923,629)
Share transactions Net proceeds from sales of shares	218,147,233	881,421,651
Cost of shares redeemed	(391,810,059)	(1,074,712,708)
Net increase (decrease) in net assets resulting from share transactions	(173,662,826)	(193,291,057)
Redemption fees	389,484	1,219,663
Total increase (decrease) in net assets	(904,151,811)	(1,082,995,023)
Net Assets
Beginning of period	2,433,834,910	3,516,829,933
End of period (including accumulated net investment loss of $8,360,774 and undistributed net investment income of $23,435, respectively)	$ 1,529,683,099	$ 2,433,834,910
Other Information Shares
Sold	5,126,245	13,912,004
Redeemed	(9,138,353)	(17,611,447)
Net increase (decrease)	(4,012,108)	(3,699,443)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share-Data
Net asset value, beginning of period	$ 53.48	$ 71.46	$ 107.27	$ 41.35	$ 34.52	$ 34.24
Income from Investment Operations
Net investment income (loss) E	(.19)	(.42)	(.32)	(.30)	(.26)	(.27)
Net realized and unrealized gain (loss)	(16.44)	(17.59)	(33.51)	68.93	9.15	5.20
Total from investment operations	(16.63)	(18.01)	(33.83)	68.63	8.89	4.93
Distributions from net realized gain	-	-	(1.70)	(2.82)	(2.09)	(4.71)
Distributions in excess of net realized gain	-	-	(.41)	-	-	-
Total distributions	-	-	(2.11)	(2.82)	(2.09)	(4.71)
Redemption fees added to paid in capital E	.01	.03	.13	.11	.03	.06
Net asset value, end of period	$ 36.86	$ 53.48	$ 71.46	$ 107.27	$ 41.35	$ 34.52
Total Return B, C, D	(31.08)%	(25.16)%	(31.61)%	173.22%	27.13%	16.11%
Ratios to Average Net Assets F
Expenses before expense reductions	1.26% A	1.11%	1.01%	1.16%	1.34%	1.49%
Expenses net of voluntary waivers, if any	1.26% A	1.11%	1.01%	1.16%	1.34%	1.49%
Expenses net of all reductions	1.20% A	1.09%	1.00%	1.15%	1.30%	1.47%
Net investment income (loss)	(.89)% A	(.67)%	(.37)%	(.51)%	(.75)%	(.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,529,683	$ 2,433,835	$ 3,516,830	$ 5,292,350	$ 741,530	$ 579,542
Portfolio turnover rate	85% A	96%	74%	72%	86%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Health Care Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Health Care	-13.78%	-17.17%	44.59%	258.61%
Select Health Care (load adj.)	-16.36%	-19.66%	40.25%	247.85%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Health Care	-17.04%	-17.50%	51.09%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Health Care	-17.17%	7.65%	13.62%
Select Health Care (load adj.)	-19.66%	7.00%	13.28%
S&P 500	-18.00%	1.74%	10.39%
GS Health Care	-17.50%	8.60%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Health Care Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $34,785 - a 247.85% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Johnson & Johnson	8.9
Merck & Co., Inc.	8.5
Pfizer, Inc.	8.2
Abbott Laboratories	6.1
Medtronic, Inc.	5.3
Wyeth	5.2
Pharmacia Corp.	5.0
Bristol-Myers Squibb Co.	4.0
Baxter International, Inc.	3.7
UnitedHealth Group, Inc.	3.3
58.2
Top Industries as of August 31, 2002
% of fund's net assets
Pharmaceuticals	53.3%
Health Care Equipment & Supplies	20.5%
Health Care Providers & Services	15.5%
Biotechnology	4.9%
Electronic Equipment & Instruments	0.3%
All Others*	5.5%
* Includes short-term investments and net other assets.

Semiannual Report

Health Care Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Steve Calhoun, Portfolio Manager of Fidelity Select Health Care Portfolio

Q. How did the fund perform, Steve?

A. For the six-month period that ended August 31, 2002, the fund returned -13.78%. During the same period, the Goldman Sachs Health Care Index - an index of 115 stocks designed to measure the performance of companies in the health care sector - declined 17.04%, while the Standard & Poor's 500 Index lost 16.60%. For the one-year period that ended August 31, 2002, the fund returned -17.17%, while the Goldman Sachs index dropped 17.50% and the S&P 500 lost 18.00%.

Q. Why did the fund outperform its benchmarks during the six-month period?

A. The fund's reduced exposure to the broader market, which suffered as a result of a series of widely publicized corporate bankruptcies and other factors, accounted for its outperformance of the S&P 500. The fund's outperformance of the Goldman Sachs index came as a result of the index's higher percentage of holdings in pharmaceutical stocks, which declined more significantly during the period as the market weighed the impact of drug patent expirations and the market share gains of generic drugs versus their brand-name competitors. Shortly after taking over as manager in March, I reduced the fund's holdings in pharmaceutical stocks because I felt valuations were too high. However, toward the end of the period I began to selectively add names as valuations warranted.

Q. Which stocks helped fund performance?

A. Hospital stocks Tenet Healthcare, HCA and Triad Hospitals were among the top contributors. Within the hospital sector, there's an interesting dynamic between the for-profit hospitals, which make up roughly 15% of the market, and the non-profit hospitals. Within the non-profit sector, 60% of the hospitals are losing money and are under pressure to reduce costs, with the result that some of them are closing. This bodes well for the for-profit hospitals that are making money and can add beds. Health maintenance organization UnitedHealth Group also added to performance. It benefited as the HMO sector continued to see positive pricing for their plans and, in fact, received price increases in 2002, with additional increases expected in 2003. Not owning poor-performing pharmaceutical stock Eli Lilly and biotechnology stock Genentech also helped relative performance.

Q. Which stocks hurt performance?

A. The fund didn't own pharmaceutical company Pharmacia prior to its buyout by Pfizer, and that detracted from performance. Also taking away from performance was Enzon, a biotech company, which suffered from weaker-than-expected sales results. I sold this stock prior to the end of the period. Drug manufacturer Bristol-Myers Squibb was another detractor, due in part to its involvement with ImClone Systems, a troubled biotech company. Baxter declined as a result of weak sales from its biosciences division, which pressured the stock. I still liked Baxter's prospects, however, and added to that position by the end of the period.

Q. What were some of your strategies during the period?

A. In the medical technology sector, I saw two broad trends: the MADIT II Trial for ICDs, and drug-coated stents. An ICD - implantable cardioverter defibrillator - is a small device designed to control abnormal heart rhythms and, if needed, shock a too-rapid rhythm back to normal and prevent a heart attack. Sales growth estimates for ICDs are strong due to the MADIT II trial, which found that ICDs dramatically lowered heart attack risk and that the number of potential ICD patients doubled to approximately 600,000 annually. Medtronic and St. Jude are key players in the ICD market and I added to both positions during the period. Regarding the second trend, drug-coated stents are expected to receive Food and Drug Administration (FDA) approval to be sold in the U.S. beginning in February 2003, and be priced significantly higher than current stent products. The new stents proved to be effective in lowering restenosis - the reblockage of arteries - and risk of infection after surgery. Usage of stents is expected to be high as surgeons realize its preventative benefits. Johnson & Johnson is expected to be first to the market with the new stents, closely followed by Boston Scientific. I increased the fund's position in Boston Scientific and maintained Johnson & Johnson's position as our largest holding.

Q. What's your outlook, Steve?

A. I'm cautiously optimistic. I think fundamentals are favorable now, particularly in medical equipment stocks, and the industry should benefit from robust product pipelines. During the past six months or so, pharmaceutical stocks suffered from a weak product pipeline, competition from generic drugs and manufacturing pressure from the FDA. However, I believe valuations have become more compelling and, as a result, I've increased my position in pharmaceuticals over the past few months.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 14, 1981

Fund number: 063

Trading symbol: FSPHX

Size: as of August 31, 2002, more than $1.9 billion

Manager: Steve Calhoun, since March 2002; manager, Fidelity Select Medical Equipment and Systems Portfolio, since March 2002; Fidelity Select Retailing Portfolio, 1999-2002; director of associate research, 1997-1999; equity research associate, 1994-1997; joined Fidelity in 1994

3

Semiannual Report

Health Care Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 4.9%
Biogen, Inc. (a)	419,300	$ 14,046,550
Geneprot, Inc. (c)	111,000	1,221,000
Gilead Sciences, Inc. (a)	860,200	27,595,216
IDEC Pharmaceuticals Corp. (a)	447,520	17,981,354
Invitrogen Corp. (a)	235,000	8,366,000
MedImmune, Inc. (a)	1,039,870	26,683,064
TOTAL BIOTECHNOLOGY		95,893,184
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Waters Corp. (a)	225,300	5,627,994
HEALTH CARE EQUIPMENT & SUPPLIES - 20.5%
Advanced Medical Optics, Inc. (a)	1	9
Apogent Technologies, Inc. (a)	217,400	4,406,698
Baxter International, Inc.	1,981,100	71,894,119
Biomet, Inc.	1,642,200	44,109,492
Boston Scientific Corp. (a)	2,023,100	58,973,365
C.R. Bard, Inc.	101,300	5,545,162
CTI Molecular Imaging, Inc.	599,200	13,182,400
Hillenbrand Industries, Inc.	95,600	5,642,312
Medtronic, Inc.	2,534,304	104,362,639
St. Jude Medical, Inc. (a)	1,256,500	46,754,365
Stryker Corp.	262,700	14,808,399
Varian Medical Systems, Inc. (a)	515,100	21,907,203
Zimmer Holdings, Inc. (a)	294,850	10,879,965
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		402,466,128
HEALTH CARE PROVIDERS & SERVICES - 15.5%
AMN Healthcare Services, Inc.	134,100	3,258,630
Anthem, Inc.	944,221	59,589,787
Community Health Systems, Inc. (a)	391,400	9,354,460
HCA, Inc.	848,800	39,511,640
Health Management Associates, Inc. Class A (a)	733,300	14,116,025
HealthSouth Corp. (a)	1,886,600	10,168,774
Laboratory Corp. of America Holdings (a)	491,400	15,454,530
McKesson Corp.	576,100	19,322,394
Tenet Healthcare Corp. (a)	694,050	32,738,339
Triad Hospitals, Inc. (a)	259,200	9,463,392
United Surgical Partners International, Inc. (a)	265,400	7,662,098
UnitedHealth Group, Inc.	736,400	65,060,940
Wellpoint Health Networks, Inc. (a)	242,400	18,027,288
TOTAL HEALTH CARE PROVIDERS & SERVICES		303,728,297
PHARMACEUTICALS - 53.3%
Abbott Laboratories	3,014,400	120,666,432
Aventis SA (France)	182,200	10,724,293
Barr Laboratories, Inc. (a)	361,400	25,554,594
Bristol-Myers Squibb Co.	3,110,000	77,594,500

	Shares	Value (Note 1)
Forest Laboratories, Inc. (a)	252,600	$ 18,439,800
Johnson & Johnson	3,214,264	174,566,677
Merck & Co., Inc.	3,297,500	166,589,700
Pfizer, Inc.	4,838,990	160,073,789
Pharmacia Corp.	2,245,700	98,137,090
Schering-Plough Corp.	2,122,600	48,989,608
SICOR, Inc. (a)	405,200	6,584,500
Teva Pharmaceutical Industries Ltd. sponsored ADR	572,300	37,943,490
Wyeth	2,370,070	101,438,996
TOTAL PHARMACEUTICALS		1,047,303,469
TOTAL COMMON STOCKS (Cost $1,655,857,778)		1,855,019,072
Money Market Funds - 7.2%

Fidelity Cash Central Fund, 1.85% (b) (Cost $140,635,905)	140,635,905	140,635,905
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $1,796,493,683)		1,995,654,977
NET OTHER ASSETS - (1.7)%		(32,622,950)
NET ASSETS - 100%		$ 1,963,032,027
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneprot, Inc.	7/7/00	$ 610,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,637,977,114 and $1,759,071,924, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $91,078 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,221,000 or 0.1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $1,796,493,683) - See accompanying schedule		$ 1,995,654,977
Receivable for investments sold		4,357,099
Receivable for fund shares sold		1,153,183
Dividends receivable		2,132,469
Interest receivable		151,656
Redemption fees receivable		5,575
Other receivables		7,980
Total assets		2,003,462,939
Liabilities
Payable for investments purchased	$ 36,571,701
Payable for fund shares redeemed	2,209,348
Accrued management fee	942,320
Other payables and accrued expenses	707,543
Total liabilities		40,430,912
Net Assets		$ 1,963,032,027
Net Assets consist of:
Paid in capital		$ 1,839,574,100
Undistributed net investment income		296,038
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(76,016,784)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		199,178,673
Net Assets, for 19,148,242 shares outstanding		$ 1,963,032,027
Net Asset Value and redemption price per share ($1,963,032,027 ÷ 19,148,242 shares)		$ 102.52
Maximum offering price per share (100/97.00 of $102.52)		$ 105.69

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 9,825,971
Interest		685,048
Security lending		41,132
Total income		10,552,151
Expenses
Management fee	$ 6,169,938
Transfer agent fees	4,161,677
Accounting and security lending fees	492,271
Non-interested trustees' compensation	968
Custodian fees and expenses	56,138
Registration fees	40,350
Audit	45,954
Legal	8,351
Miscellaneous	25,278
Total expenses before reductions	11,000,925
Expense reductions	(787,210)	10,213,715
Net investment income (loss)		338,436
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(62,490,766)
Foreign currency transactions	(3,747)
Total net realized gain (loss)		(62,494,513)
Change in net unrealized appreciation (depreciation) on: Investment securities	(260,442,373)
Assets and liabilities in foreign currencies	31,365
Total change in net unrealized appreciation (depreciation)		(260,411,008)
Net gain (loss)		(322,905,521)
Net increase (decrease) in net assets resulting from operations		$ (322,567,085)
Other Information
Sales charges paid to FDC		$ 607,888
Deferred sales charges withheld by FDC		$ 44,963
Exchange fees withheld by FSC		$ 21,360

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Health Care Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 338,436	$ 3,359,448
Net realized gain (loss)	(62,494,513)	51,275,450
Change in net unrealized appreciation (depreciation)	(260,411,008)	(306,095,640)
Net increase (decrease) in net assets resulting from operations	(322,567,085)	(251,460,742)
Distributions to shareholders from net investment income	(962,571)	(2,598,838)
Distributions to shareholders from net realized gain	(46,584,232)	(3,845,686)
Total distributions	(47,546,803)	(6,444,524)
Share transactions Net proceeds from sales of shares	192,107,819	486,526,951
Reinvestment of distributions	44,841,357	6,102,207
Cost of shares redeemed	(271,285,508)	(623,117,885)
Net increase (decrease) in net assets resulting from share transactions	(34,336,332)	(130,488,727)
Redemption fees	70,394	349,100
Total increase (decrease) in net assets	(404,379,826)	(388,044,893)
Net Assets
Beginning of period	2,367,411,853	2,755,456,746
End of period (including undistributed net investment income of $296,038 and undistributed net investment income of $943,665, respectively)	$ 1,963,032,027	$ 2,367,411,853
Other Information Shares
Sold	1,786,684	3,865,734
Issued in reinvestment of distributions	384,607	50,187
Redeemed	(2,520,225)	(4,981,522)
Net increase (decrease)	(348,934)	(1,065,601)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 121.42	$ 134.00	$ 130.79	$ 137.60	$ 113.84	$ 102.45
Income from Investment Operations
Net investment income (loss) E	.02	.17	.30	.15	.17	.33
Net realized and unrealized gain (loss)	(16.45)	(12.45)	21.72	.90	29.85	31.94
Total from investment operations	(16.43)	(12.28)	22.02	1.05	30.02	32.27
Distributions from net investment income	(.05)	(.13)	(.24)	(.08)	(.19)	(.25)
Distributions from net realized gain	(2.42)	(.19)	(18.63)	(7.85)	(6.17)	(20.73)
Total distributions	(2.47)	(.32)	(18.87)	(7.93)	(6.36)	(20.98)
Redemption fees added to paid in capital E	-	.02	.06	.07	.10	.10
Net asset value, end of period	$ 102.52	$ 121.42	$ 134.00	$ 130.79	$ 137.60	$ 113.84
Total Return B, C, D	(13.78)%	(9.15)%	16.40%	1.15%	27.20%	36.47%
Ratios to Average Net Assets F
Expenses before expense reductions	1.04% A	.99%	.98%	1.07%	1.07%	1.20%
Expenses net of voluntary waivers, if any	1.04% A	.99%	.98%	1.07%	1.07%	1.20%
Expenses net of all reductions	.96% A	.96%	.97%	1.05%	1.05%	1.18%
Net investment income (loss)	.03% A	.13%	.21%	.12%	.14%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,963,032	$ 2,367,412	$ 2,755,457	$ 2,365,063	$ 3,145,825	$ 2,224,019
Portfolio turnover rate	158% A	135%	78%	70%	66%	79%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Medical Delivery Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Medical Delivery	9.70%	5.14%	20.96%	164.58%
Select Medical Delivery (load adj.)	6.41%	1.98%	17.33%	156.65%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Health Care	-17.04%	-17.50%	51.09%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Medical Delivery	5.14%	3.88%	10.22%
Select Medical Delivery (load adj.)	1.98%	3.25%	9.88%
S&P 500	-18.00%	1.74%	10.39%
GS Health Care	-17.50%	8.60%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Delivery Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $25,665 - a 156.65% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Anthem, Inc.	13.9
UnitedHealth Group, Inc.	13.8
Tenet Healthcare Corp.	11.8
HCA, Inc.	10.1
Community Health Systems, Inc.	4.8
Universal Health Services, Inc. Class B	4.7
Triad Hospitals, Inc.	4.6
Wellpoint Health Networks, Inc.	4.5
Health Management Associates, Inc. Class A	4.5
Caremark Rx, Inc.	4.4
77.1
Top Industries as of August 31, 2002
% of fund's net assets
Health Care Providers & Services	93.0%
All Others*	7.0%
* Includes short-term investments and net other assets.

Semiannual Report

Medical Delivery Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Jonathan Zang, Portfolio Manager of Fidelity Select Medical Delivery Portfolio

Q. How did the fund perform, Jonathan?

A. The fund did well, returning 9.70% for the six-month period that ended August 31, 2002. By comparison, the Goldman Sachs Health Care Index - an index of 115 stocks designed to measure the performance of companies in the health care sector - fell 17.04%. The Standard & Poor's 500 Index dropped 16.60% during the same time period. For the 12 months that ended August 31, 2002, the fund's 5.14% return also handily beat the returns of the Goldman Sachs and S&P 500 indexes, which fell 17.50% and 18.00%, respectively, during the same time period.

Q. How did you beat the performance of the fund's benchmarks during the six-month period?

A. The fund invests in a much narrower range of stocks than the Goldman Sachs index. Most of the fund's holdings are defensive in nature, and these became more attractive as the economy slowed and the market faltered. Additionally, most hospitals and managed care providers, in which the fund was heavily invested, continued to post strong results. By contrast, the Goldman Sachs index included pharmaceutical and biotechnology issues, which were more volatile during the period and did not perform as well. The S&P 500 index, which invests in an even broader range of stocks, including large-cap technology stocks, had much more exposure to the economic slowdown, hurting its performance to an even greater degree.

Q. What was your strategy during the past six months?

A. My focus on hospitals and selected managed care companies helped the fund's performance, as they were two of the best-performing groups in medical delivery, as well as in the broader health care sector. Hospitals were helped by the ongoing strength of admission growth, and they continued to benefit from higher prices from managed care companies and healthy Medicare reimbursements. I bought managed care companies more selectively because I believed this industry could continue to experience some cyclicality due to increasing competition. Another strategy was to reduce or eliminate the fund's holdings in pharmacy benefits managers and drug distributors, which helped because these groups underperformed hospitals and managed care companies during the period.

Q. Have you made any significant changes in the fund's makeup?

A. At the end of the period, the portfolio held 15 stocks, compared to over 70 issues six months ago, with the top-10 holdings now making up nearly 80% of total assets. I reduced the number of holdings because I wanted to focus the fund on those names in which I had the greatest confidence.

Q. What stocks helped the fund's performance?

A. Tenet Healthcare, a large hospital management company and the fund's third-largest holding as of the end of the period, enjoyed strong pricing and admission growth and its stock performed well. Managed care company Trigon benefited from its acquisition by Anthem as part of the ongoing consolidation trend among managed care companies. UnitedHealth Group, another managed care provider, continued to post earnings that were meaningfully ahead of expectations due to better-than-anticipated enrollment growth in certain markets and excellent expense controls.

Q. What stocks underperformed?

A. Accredo distributes specialty pharmaceuticals used to treat chronic diseases. During the period, fears grew about the company's future competitive positioning relative to certain drugs it distributes, and its stock price fell. My timing was poor with insurer Humana's stock - I bought it when valuations for its group were relatively high, and its stock price subsequently fell, along with much of the group. I sold both Humana and Accredo later in the period. Triad Hospitals operates in smaller, high-growth urban markets. I added to the holding at a time when valuations were peaking during the period, and its stock price later fell with the rest of its competitors. I still believed Triad's long-term prospects were strong, so I continued to hold the stock.

Q. What's your outlook for the coming months, Jonathan?

A. I continue to be optimistic, particularly about hospital and specific managed care companies. I think earnings growth should remain strong and that valuations are still attractive. Of course, there may be potential setbacks along the way, such as regulatory risk or lower Medicare reimbursements, but I think conditions overall remain favorable for many medical delivery stocks for the next several months.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 30, 1986

Fund number: 505

Trading symbol: FSHCX

Size: as of August 31, 2002, more than $203 million

Manager: Jonathan Zang, since March 2002; manager, Fidelity Select Chemicals Portfolio, 1999-2002; Fidelity Select Utilities Growth Portfolio, 1998-1999; analyst, various industries, since 1997; joined Fidelity in 1997

3

Semiannual Report

Medical Delivery Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value (Note 1)
HEALTH CARE PROVIDERS & SERVICES - 93.0%
AdvancePCS Class A (a)	285,000	$ 5,517,600
Anthem, Inc.	445,939	28,143,210
Caremark Rx, Inc. (a)	550,000	8,910,000
Cobalt Corp. (a)	352,700	6,366,235
Community Health Systems, Inc. (a)	406,000	9,703,400
HCA, Inc.	440,023	20,483,071
Health Management Associates, Inc. Class A (a)	477,117	9,184,502
HealthSouth Corp. (a)	800,000	4,312,000
Province Healthcare Co. (a)	477,800	8,146,490
Sierra Health Services, Inc. (a)	418,800	8,091,216
Tenet Healthcare Corp. (a)	507,650	23,945,851
Triad Hospitals, Inc. (a)	254,500	9,291,795
UnitedHealth Group, Inc.	317,700	28,068,795
Universal Health Services, Inc. Class B (a)	208,500	9,532,620
Wellpoint Health Networks, Inc. (a)	124,000	9,221,880
TOTAL COMMON STOCKS (Cost $162,501,665)		188,918,665
Money Market Funds - 9.0%

Fidelity Cash Central Fund, 1.85% (b)	12,507,169	12,507,169
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	5,811,600	5,811,600
TOTAL MONEY MARKET FUNDS (Cost $18,318,769)		18,318,769
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $180,820,434)		207,237,434
NET OTHER ASSETS - (2.0)%		(4,125,667)
NET ASSETS - 100%		$ 203,111,767
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $324,588,603 and $261,740,700, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $29,551 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $2,761,111. The weighted average interest rate was 1.86%. Interest expense includes $1,287 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $1,714,000. The weighted average interest rate was 1.97%. Interest expense includes $188 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information

At February 28, 2002, the fund had a capital loss carryforward of approximately $42,314,000 of which $10,988,000, $27,680,000, $3,617,000 and $29,000 will expire on February 28, 2007, February 29, 2008, February 28, 2009 and February 28, 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Medical Delivery Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $5,678,088) (cost $180,820,434) - See accompanying schedule		$ 207,237,434
Cash		40
Receivable for investments sold		7,437,401
Receivable for fund shares sold		613,699
Dividends receivable		12,301
Interest receivable		9,859
Redemption fees receivable		1,313
Other receivables		4,354
Total assets		215,316,401
Liabilities
Payable for investments purchased	$ 5,359,010
Payable for fund shares redeemed	851,474
Accrued management fee	100,515
Other payables and accrued expenses	82,035
Collateral on securities loaned, at value	5,811,600
Total liabilities		12,204,634
Net Assets		$ 203,111,767
Net Assets consist of:
Paid in capital		$ 205,657,996
Accumulated net investment loss		(996,630)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(27,966,599)
Net unrealized appreciation (depreciation) on investments		26,417,000
Net Assets, for 6,988,324 shares outstanding		$ 203,111,767
Net Asset Value and redemption price per share ($203,111,767 ÷ 6,988,324 shares)		$ 29.06
Maximum offering price per share (100/97.00 of $29.06)		$ 29.96

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 40,517
Interest		79,256
Security lending		29,598
Total income		149,371
Expenses
Management fee	$ 610,947
Transfer agent fees	502,607
Accounting and security lending fees	69,947
Non-interested trustees' compensation	336
Custodian fees and expenses	5,562
Registration fees	66,452
Audit	8,303
Legal	734
Interest	1,475
Miscellaneous	1,417
Total expenses before reductions	1,267,780
Expense reductions	(121,779)	1,146,001
Net investment income (loss)		(996,630)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	15,145,169
Foreign currency transactions	(346)
Total net realized gain (loss)		15,144,823
Change in net unrealized appreciation (depreciation) on investment securities		(11,754,938)
Net gain (loss)		3,389,885
Net increase (decrease) in net assets resulting from operations		$ 2,393,255
Other Information
Sales charges paid to FDC		$ 479,545
Deferred sales charges withheld by FDC		$ 521
Exchange fees withheld by FSC		$ 7,028

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Medical Delivery Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (996,630)	$ (1,206,837)
Net realized gain (loss)	15,144,823	1,385,580
Change in net unrealized appreciation (depreciation)	(11,754,938)	(6,067,415)
Net increase (decrease) in net assets resulting from operations	2,393,255	(5,888,672)
Share transactions Net proceeds from sales of shares	243,015,653	246,759,537
Cost of shares redeemed	(181,820,864)	(275,848,607)
Net increase (decrease) in net assets resulting from share transactions	61,194,789	(29,089,070)
Redemption fees	271,857	230,186
Total increase (decrease) in net assets	63,859,901	(34,747,556)
Net Assets
Beginning of period	139,251,866	173,999,422
End of period (including accumulated net investment loss of $996,630 and $0, respectively)	$ 203,111,767	$ 139,251,866
Other Information Shares
Sold	7,899,093	9,355,145
Redeemed	(6,168,164)	(10,858,391)
Net increase (decrease)	1,730,929	(1,503,246)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 I	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 26.49	$ 25.74	$ 15.34	$ 19.08	$ 28.32	$ 28.29
Income from Investment Operations
Net investment income (loss) E	(.14)	(.20)	(.10)	(.18)	(.06) F	(.24)
Net realized and unrealized gain (loss)	2.67	.91 G	10.39	(3.61)	(7.88)	5.45
Total from investment operations	2.53	.71	10.29	(3.79)	(7.94)	5.21
Distributions from net realized gain	-	-	-	-	(1.21)	(5.23)
Distributions in excess of net realized gain	-	-	-	-	(.13)	-
Total distributions	-	-	-	-	(1.34)	(5.23)
Redemption fees added to paid in capital E	.04	.04	.11	.05	.04	.05
Net asset value, end of period	$ 29.06	$ 26.49	$ 25.74	$ 15.34	$ 19.08	$ 28.32
Total Return B,C,D	9.70%	2.91%	67.80%	(19.60)%	(29.47)%	21.97%
Ratios to Average Net Assets H
Expenses before expense reductions	1.21% A	1.22%	1.25%	1.73%	1.40%	1.57%
Expenses net of voluntary waivers, if any	1.21% A	1.22%	1.25%	1.73%	1.40%	1.57%
Expenses net of all reductions	1.09% A	1.19%	1.22%	1.67%	1.37%	1.53%
Net investment income (loss)	(.95)% A	(.77)%	(.46)%	(1.02)%	(.25)%	(.88)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 203,112	$ 139,252	$ 173,999	$ 45,106	$ 76,842	$ 155,542
Portfolio turnover rate	262% A	106%	113%	154%	67%	109%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.12 per share. G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. H Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Medical Equipment and Systems Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Life of fund
Select Medical Equipment and Systems	-7.10%	-2.16%	83.88%
Select Medical Equipment and Systems (load adj.)	-9.89%	-5.09%	78.36%
S&P 500	-16.60%	-18.00%	-10.56%
GS Health Care	-17.04%	-17.50%	17.37%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on April 28, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Life of fund
Select Medical Equipment and Systems	-2.16%	15.05%
Select Medical Equipment and Systems (load adj.)	-5.09%	14.24%
S&P 500	-18.00%	-2.54%
GS Health Care	-17.50%	3.75%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Equipment and Systems Portfolio on April 28, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $17,836 - a 78.36% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,944 - a 10.56% decrease. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Boston Scientific Corp.	7.9
St. Jude Medical, Inc.	7.4
Johnson & Johnson	7.3
Medtronic, Inc.	7.0
Abbott Laboratories	6.5
Biomet, Inc.	6.1
Baxter International, Inc.	4.7
Varian Medical Systems, Inc.	4.5
Allergan, Inc.	3.9
Stryker Corp.	3.8
59.1
Top Industries as of August 31, 2002
% of fund's net assets
Health Care Equipment & Supplies	72.0%
Pharmaceuticals	17.7%
Electronic Equipment & Instruments	2.0%
Biotechnology	0.4%
All Others*	7.9%
* Includes short-term investments and net other assets.

Semiannual Report

Medical Equipment and Systems Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Steve Calhoun, Portfolio Manager of Fidelity Select Medical Equipment and Systems Portfolio

Q. How did the fund perform, Steve?

A. For the six-month period that ended August 31, 2002, the fund returned -7.10%. During the same period, the Goldman Sachs Health Care Index - an index of 115 stocks designed to measure the performance of companies in the health care sector - declined 17.04%, while the Standard & Poor's 500 Index lost 16.60%. For the one-year period that ended August 31, 2002, the fund returned -2.16%, while the Goldman Sachs index dropped 17.50% and the S&P 500 lost 18.00%.

Q. What helped the fund outperform its benchmarks during the six-month period?

A. The fund's focus on the better-performing part of the health care sector led to its outperformance of the Goldman Sachs index. That index suffered as a result of its holdings in pharmaceutical stocks, which declined during the period as the market weighed the impact of drug patent expirations and the influx of generic drugs on name-brand positioning. The fund's smaller exposure to the broader market, which suffered as a result of a series of widely publicized corporate bankruptcies and the continuing weakness in technology and telecommunications, accounted for its outperformance of the S&P 500.

Q. What were the major trends in the medical equipment arena?

A. Within the medical technology sector, I saw two broad trends: the MADIT II Trial for ICDs, and drug-coated stents. An ICD - Implantable Cardioverter Defibrillator - is a small device designed to control abnormal heart rhythms and, if needed, shock a too-rapid rhythm back to normal and prevent a heart attack. Sales growth estimates for ICDs are strong due to the MADIT II trial, which found that ICDs dramatically lowered heart attack risk and that the number of potential ICD patients doubled to approximately 600,000 annually. ICD makers Medtronic and St. Jude Medical could benefit from the strong growth forecast for that market. Regarding the second trend, drug-coated stents are expected to receive Food and Drug Administration (FDA) approval to be sold in the U.S. beginning in February 2003. Priced significantly higher than current stent products, the new stents have been shown to be effective in lowering restenosis - the reblockage of arteries - and the risk of infection after surgery. Usage of stents is expected to be high as surgeons realize its preventative benefits. While Johnson & Johnson is expected to be first to the market with the new stents soon after FDA approval is received, Boston Scientific is not far behind - most likely nine to 12 months - and could gain market share as the stents become widely used.

Q. Which stocks helped performance?

A. Boston Scientific, a medical device manufacturer, was a top contributor for the reasons I just mentioned. Underweighting Quest Diagnostics, a medical testing firm, also helped performance, as investors shied away from the company's aggressive expansion plans. The stock is no longer in the fund. Varian Medical, a maker of oncology and radiation equipment, saw its stock rise on hospital acceptance of the company's new oncology products and positive reimbursement news from both Medicare and Medicaid.

Q. What stocks were disappointments?

A. One detractor from performance was the fund's underweighted position in Alcon, a maker of eye care products, which performed well during the period. Guidant, a manufacturer of cardiovascular therapeutic devices, also hurt performance as the company struggled with product-related litigation issues. Liquid Metals Technology, the developer of a novel technology for cardiac rhythm monitoring devices such as pacemakers and ICDs, was a relatively small holding for the fund but still had a negative effect on performance. The company's stock declined shortly after its initial public offering, hurt by the slowdown in the biotechnology sector. The fund did not hold these three stocks at the end of the period.

Q. What's your outlook, Steve?

A. I'm cautiously optimistic. I think the medical equipment sector has favorable fundamentals, including a strong product pipeline. The new medical technology being developed is viewed from a reimbursement and FDA perspective as benefiting patients, both in terms of medical care and long-term health care costs. That, in turn, could be good news for shareholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: April 28, 1998

Fund number: 354

Trading symbol: FSMEX

Size: as of August 31, 2002, more than $132 million

Manager: Steven Calhoun, since March 2002; manager, Fidelity Select Health Care Portfolio, since March 2002; Fidelity Select Retailing Portfolio, 1999-
2002; director of associate research, 1997-1999; equity research associate, 1994-1997; joined Fidelity in 1994

3

Semiannual Report

Medical Equipment and Systems Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 0.4%
Kos Pharmaceuticals, Inc. (a)	43,000	$ 580,070
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
Waters Corp. (a)	104,700	2,615,406
HEALTH CARE EQUIPMENT & SUPPLIES - 72.0%
Advanced Neuromodulation Systems, Inc. (a)	71,741	2,427,715
Apogent Technologies, Inc. (a)	61,000	1,236,470
Baxter International, Inc.	172,120	6,246,235
Biomet, Inc.	300,447	8,070,006
Biosite, Inc. (a)	116,800	2,331,328
Boston Scientific Corp. (a)	358,700	10,456,105
C.R. Bard, Inc.	44,500	2,435,930
CTI Molecular Imaging, Inc.	64,400	1,416,800
DENTSPLY International, Inc.	106,100	4,208,987
Edwards Lifesciences Corp. (a)	112,900	2,779,598
Endocare, Inc. (a)	42,400	468,944
Hillenbrand Industries, Inc.	60,000	3,541,200
Kensey Nash Corp. (a)	97,300	1,693,020
Kyphon, Inc.	76,800	1,166,592
Medtronic, Inc.	225,616	9,290,867
Memry Corp. (a)	350,000	539,000
Mentor Corp.	25,300	836,443
Resmed, Inc. (a)	38,500	1,197,735
Respironics, Inc. (a)	76,400	2,589,196
St. Jude Medical, Inc. (a)	264,200	9,830,882
Steris Corp. (a)	103,400	2,359,588
Stryker Corp.	88,880	5,010,166
Therasense, Inc.	211,750	3,620,925
Varian Medical Systems, Inc. (a)	141,100	6,000,983
VISX, Inc. (a)	162,000	1,587,600
Wilson Greatbatch Technologies, Inc. (a)	109,500	3,044,100
Zimmer Holdings, Inc. (a)	20,000	738,000
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		95,124,415
PHARMACEUTICALS - 17.7%
Abbott Laboratories	213,720	8,555,212
Allergan, Inc.	88,500	5,196,720
Johnson & Johnson	178,200	9,678,042
TOTAL PHARMACEUTICALS		23,429,974
TOTAL COMMON STOCKS (Cost $120,444,667)		121,749,865
Money Market Funds - 14.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b)	12,442,141	$ 12,442,141
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	6,315,300	6,315,300
TOTAL MONEY MARKET FUNDS (Cost $18,757,441)		18,757,441
TOTAL INVESTMENT PORTFOLIO - 106.3% (Cost $139,202,108)	140,507,306
NET OTHER ASSETS - (6.3)%	(8,280,154)
NET ASSETS - 100%	$ 132,227,152
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $59,013,517 and $63,349,139, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,828 for the period.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Medical Equipment and Systems Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $5,969,437) (cost $139,202,108) - See accompanying schedule		$ 140,507,306
Receivable for fund shares sold		409,955
Dividends receivable		44,496
Interest receivable		13,380
Redemption fees receivable		909
Other receivables		1,935
Total assets		140,977,981
Liabilities
Payable for investments purchased	$ 2,033,619
Payable for fund shares redeemed	268,555
Accrued management fee	60,185
Other payables and accrued expenses	73,170
Collateral on securities loaned, at value	6,315,300
Total liabilities		8,750,829
Net Assets		$ 132,227,152
Net Assets consist of:
Paid in capital		$ 135,199,101
Accumulated net investment loss		(456,981)
Accumulated undistributed net realized gain (loss) on investments		(3,820,166)
Net unrealized appreciation (depreciation) on investments		1,305,198
Net Assets, for 8,948,267 shares outstanding		$ 132,227,152
Net Asset Value and redemption price per share ($132,227,152 ÷ 8,948,267 shares)		$ 14.78
Maximum offering price per share (100/97.00 of $14.78)		$ 15.24

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 327,551
Interest		56,136
Security lending		11,599
Total income		395,286
Expenses
Management fee	$ 392,080
Transfer agent fees	407,166
Accounting and security lending fees	44,980
Non-interested trustees' compensation	232
Custodian fees and expenses	4,513
Registration fees	16,769
Audit	9,395
Legal	415
Miscellaneous	1,125
Total expenses before reductions	876,675
Expense reductions	(24,408)	852,267
Net investment income (loss)		(456,981)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(3,002,968)
Change in net unrealized appreciation (depreciation) on investment securities		(7,385,676)
Net gain (loss)		(10,388,644)
Net increase (decrease) in net assets resulting from operations		$ (10,845,625)
Other Information
Sales charges paid to FDC		$ 206,419
Exchange fees withheld by FSC		$ 3,758

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Medical Equipment and Systems Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (456,981)	$ (606,894)
Net realized gain (loss)	(3,002,968)	1,617,901
Change in net unrealized appreciation (depreciation)	(7,385,676)	(2,040,113)
Net increase (decrease) in net assets resulting from operations	(10,845,625)	(1,029,106)
Distributions to shareholders from net realized gain	(995,401)	(2,416,826)
Share transactions Net proceeds from sales of shares	44,622,450	133,228,694
Reinvestment of distributions	964,137	2,343,533
Cost of shares redeemed	(48,211,250)	(119,234,571)
Net increase (decrease) in net assets resulting from share transactions	(2,624,663)	16,337,656
Redemption fees	28,095	111,604
Total increase (decrease) in net assets	(14,437,594)	13,003,328
Net Assets
Beginning of period	146,664,746	133,661,418
End of period (including accumulated net investment loss of $456,981 and $0, respectively)	$ 132,227,152	$ 146,664,746
Other Information Shares
Sold	2,913,007	8,553,885
Issued in reinvestment of distributions	60,372	168,478
Redeemed	(3,181,482)	(7,823,450)
Net increase (decrease)	(208,103)	898,913

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 I	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.02	$ 16.19	$ 14.71	$ 12.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.07)	(.02)	(.08)	(.11)
Net realized and unrealized gain (loss)	(1.08)	.23 F	3.78	3.09	2.18
Total from investment operations	(1.13)	.16	3.76	3.01	2.07
Distributions from net realized gain	(.11)	(.34)	(2.31)	(.42)	-
Redemption fees added to paid in capital E	-	.01	.03	.02	.03
Net asset value, end of period	$ 14.78	$ 16.02	$ 16.19	$ 14.71	$ 12.10
Total Return B, C, D	(7.10)%	1.37%	28.41%	25.68%	21.00%
Ratios to Average Net Assets H
Expenses before expense reductions	1.30% A	1.26%	1.24%	1.66%	2.39% A
Expenses net of voluntary waivers, if any	1.30% A	1.26%	1.24%	1.66%	2.39% A
Expenses net of all reductions	1.26% A	1.23%	1.23%	1.65%	2.38% A
Net investment income (loss)	(.68)% A	(.49)%	(.12)%	(.61)%	(1.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 132,227	$ 146,665	$ 133,661	$ 52,030	$ 28,594
Portfolio turnover rate	91% A	87%	64%	101%	85% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. G For the period April 28, 1998 (commencement of operations) to February 28, 1999. H Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representive of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Pharmaceuticals Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Life of fund
Select Pharmaceuticals	-22.54%	-26.14%	-28.50%
Select Pharmaceuticals (load adj.)	-24.86%	-28.35%	-30.65%
S&P 500	-16.60%	-18.00%	-22.86%
GS Health Care	-17.04%	-17.50%	-20.25%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on June 18, 2001. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested divdends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Life of fund
Select Pharmaceuticals	-26.14%	-24.34%
Select Pharmaceuticals (load adj.)	-28.35%	-26.23%
S&P 500	-18.00%	-19.40%
GS Health Care	-17.50%	-17.14%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Pharmaceuticals Portfolio on June 18, 2001, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002 the value of the investment would have been $6,935 - a 30.65% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,714 - a 22.86% decrease. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Merck & Co., Inc.	9.9
Pfizer, Inc.	8.2
Bristol-Myers Squibb Co.	6.1
Novartis AG sponsored ADR	6.1
AstraZeneca PLC sponsored ADR	5.1
Aventis SA sponsored ADR	5.1
Sanofi-Synthelabo SA	4.8
Wyeth	4.6
Schering-Plough Corp.	4.4
Pharmacia Corp.	4.4
58.7
Top Industries as of August 31, 2002
% of fund's net assets
Pharmaceuticals	84.6%
Biotechnology	5.9%
Health Care Providers & Services	5.8%
Health Care Equipment & Supplies	0.7%
Chemicals	0.3%
All Others*	2.7%
* Includes short-term investments and net other assets.

Semiannual Report

Pharmaceuticals Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Gavin Baker, Portfolio Manager of Fidelity Select Pharmaceuticals Portfolio

Q. How did the fund perform, Gavin?

A. For the six-month period ending August 31, 2002, the fund was down 22.54%. In comparison, the Goldman Sachs Health Care Index - an index of 115 stocks designed to measure the performance of companies in the health care sector - fell 17.04%. The Standard & Poor's 500 Index declined 16.60% during the same period. For the 12-month period ending August 31, 2002, the fund was down 26.14%, while the Goldman Sachs index and S&P 500 index fell 17.50% and 18.00%, respectively.

Q. Why did the fund underperform the Goldman Sachs index during the past six months?

A. The fund's focus on pharmaceutical stocks was the major reason. Stocks of companies that market branded drugs - which represented nearly 80% of the fund's net assets on average - underperformed the stocks of many of the other industries included in the Goldman Sachs index, namely health care facilities, managed care providers and distributors. On a positive note, maintaining a higher exposure to stocks of generic drug manufacturers enhanced the fund's relative performance, but our gains in this area weren't enough to compensate for not being exposed to the health care sector's best-performing industries.

Q. What factors caused the weak absolute performance of branded pharmaceutical stocks?

A. Several disappointing decisions handed down by the Food and Drug Administration (FDA) effectively delayed or eliminated drugs in clinical trials that had been expected to enter the market in 2002. These clinical failures proved disappointing to investors - including myself - who had hoped the approval of promising drugs would help maintain the earnings growth rates of several companies facing severe competition from generic drug makers. For example, one such company, Bristol-Myers Squibb, saw its share price plunge more than 45% during the period, a slide that gained momentum after the company disclosed in March that its promising congestive heart failure treatment, Vanlev, proved to be no more effective than drugs already on the market. I had anticipated Vanlev would alleviate the disappointment Bristol-Myers suffered in December of 2001, when the FDA refused to review an application for a cancer drug that the company had agreed to pay ImClone Systems $2 billion to license. Vanlev would have helped offset the patent expirations of several of the company's top-selling drugs, including Glucophage (diabetes), Buspar (anxiety) and Taxol (cancer). Elsewhere, Schering-Plough had to pay a $500 million fine to the FDA as a result of manufacturing problems, and several of Eli Lilly's promising drugs were delayed for the same reason.

Q. Were there any other reasons for the disappointing returns of pharmaceutical stocks?

A. Lilly and Schering-Plough are only two examples of the FDA's increased scrutiny of the cleanliness and safety of the manufacturing facilities of the nation's drug manufacturers. This effort caused disruptions to the production output of several companies, many of which were forced to spend capital to upgrade their facilities. The combination of new product disappointments and manufacturing problems put pressure on earnings estimates for many pharmaceutical companies. There also was a significant amount of unfavorable news flow for the pharmaceutical industry that heightened concerns about the probability of legislative action to lower prescription drug prices - and possibly profits for drug makers.

Q. What holdings were top performers? Which disappointed?

A. Telik was one of the few biopharmaceutical stocks that delivered good news: positive data on Phase II clinical trials for its cancer treatment. Sicor benefited from FDA approval for generic injectable versions of two drugs: one to treat nausea and allergic reactions, and another for ovarian cancer. Among the disappointments, Salix Pharmaceuticals, a company specializing in treatments for gastrointestinal diseases, fell nearly 40%. Although Salix's new ulcerative colitis drug, Colazal, grew sales impressively, investors didn't reward young, unprofitable companies. Enzon, another detractor, declined 55% amid concerns about the sustainability of the sales-growth rate for Schering-Plough's hepatitis treatment, which Enzon collects royalties on. Some of the holdings I've mentioned in this report were sold off before the end of the period.

Q. What's your outlook, Gavin?

A. It's been a challenging couple of years for pharmaceutical stocks, but I'm optimistic that new drug launches expected later this year and in 2003 could accelerate the industry's earnings growth.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 18, 2001

Fund number: 580

Trading symbol: FPHAX

Size: as of August 31, 2002, more than $47 million

Manager: Gavin Baker, since March 2002; analyst, cement and building materials, semiconductors and pharmaceuticals, since 1999; joined Fidelity in 1999

3

Semiannual Report

Pharmaceuticals Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 5.9%
Abgenix, Inc. (a)	14,900	$ 115,326
Biogen, Inc. (a)	6,800	227,800
CSL Ltd.	5,670	71,836
Kos Pharmaceuticals, Inc. (a)	20,000	269,800
La Jolla Pharmaceutical Co. (a)	50,100	244,488
OSI Pharmaceuticals, Inc. (a)	4,500	70,560
QLT, Inc. (a)	2,690	22,499
Regeneron Pharmaceuticals, Inc. (a)	27,500	424,875
Ribapharm, Inc.	54,400	304,096
Telik, Inc. (a)	78,800	1,105,564
TOTAL BIOTECHNOLOGY		2,856,844
CHEMICALS - 0.3%
Monsanto Co.	8,171	150,101
HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
Advanced Medical Optics, Inc. (a)	2,633	23,328
Smith & Nephew PLC sponsored ADR	5,000	293,000
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		316,328
HEALTH CARE PROVIDERS & SERVICES - 5.8%
Andrx Group (a)	9,000	221,670
Cardinal Health, Inc.	23,290	1,510,124
HealthSouth Corp. (a)	35,000	188,650
McKesson Corp.	25,430	852,922
TOTAL HEALTH CARE PROVIDERS & SERVICES		2,773,366
PHARMACEUTICALS - 84.6%
Allergan, Inc.	11,850	695,832
Alpharma, Inc. Class A	52,000	526,240
Altana AG	16,070	789,640
AstraZeneca PLC sponsored ADR	84,530	2,464,050
Aventis SA sponsored ADR	41,240	2,427,386
Biovail Corp. (a)	8,610	234,150
Bristol-Myers Squibb Co.	117,240	2,925,138
CIMA Labs, Inc. (a)	130	2,991
Daiichi Pharmaceutical Co. Ltd.	34,000	549,962
Elan Corp. PLC sponsored ADR (a)	13,150	39,319
Forest Laboratories, Inc. (a)	13,360	975,280
Fujisawa Pharmaceutical Co. Ltd.	11,000	234,141
GlaxoSmithKline PLC sponsored ADR	47,100	1,784,619
H. Lundbeck AS	6,280	145,846
IVAX Corp. (a)	12,090	165,633
Johnson & Johnson	3	163
Merck & Co., Inc.	93,720	4,734,736
Merck Kgaa (a)	1,820	35,951
Mylan Laboratories, Inc.	6,910	225,612
Novartis AG sponsored ADR	71,840	2,905,928
Novo-Nordisk AS Series B	6,650	201,959
Perrigo Co. (a)	19,770	211,381
Pfizer, Inc.	119,340	3,947,767

	Shares	Value (Note 1)
Pharmacia Corp.	47,900	$ 2,093,230
Salix Pharmaceuticals Ltd. (a)	251,700	2,038,770
Sankyo Co. Ltd.	41,000	554,447
Sanofi-Synthelabo SA	38,150	2,292,630
Schering AG	3,070	170,191
Schering-Plough Corp.	92,490	2,134,669
Sepracor, Inc. (a)	48,900	272,373
Shionogi & Co. Ltd.	19,000	198,522
Takeda Chemical Industries Ltd.	38,000	1,608,075
Tanabe Seiyaku Co. Ltd.	40,000	321,311
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,310	285,753
Watson Pharmaceuticals, Inc. (a)	8,600	200,552
Wyeth	51,420	2,200,776
TOTAL PHARMACEUTICALS		40,595,023
TOTAL COMMON STOCKS (Cost $59,693,521)		46,691,662
Money Market Funds - 5.8%

Fidelity Cash Central Fund, 1.85% (b)	2,244,853	2,244,853
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	514,500	514,500
TOTAL MONEY MARKET FUNDS (Cost $2,759,353)		2,759,353
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $62,452,874)		49,451,015
NET OTHER ASSETS - (3.1)%		(1,466,362)
NET ASSETS - 100%		$ 47,984,653
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $31,825,803 and $28,486,569, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $446 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	63.1%
France	9.9
United Kingdom	9.4
Japan	7.3
Switzerland	6.1
Germany	2.1
Others (individually less than 1%)	2.1
100.0%
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $93,000 all of which will expire on February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $467,063) (cost $62,452,874) - See accompanying schedule		$ 49,451,015
Receivable for investments sold		18,855
Receivable for fund shares sold		60,258
Dividends receivable		71,417
Interest receivable		4,909
Redemption fees receivable		113
Other receivables		136
Total assets		49,606,703
Liabilities
Payable for investments purchased	$ 897,047
Payable for fund shares redeemed	134,635
Accrued management fee	23,502
Other payables and accrued expenses	52,366
Collateral on securities loaned, at value	514,500
Total liabilities		1,622,050
Net Assets		$ 47,984,653
Net Assets consist of:
Paid in capital		$ 64,979,986
Accumulated net investment loss		(49,320)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,944,631)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(13,001,382)
Net Assets, for 6,708,179 shares outstanding		$ 47,984,653
Net Asset Value and redemption price per share ($47,984,653 ÷ 6,708,179 shares)		$ 7.15
Maximum offering price per share (100/97.00 of $7.15)		$ 7.37

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 385,904
Interest		18,633
Security lending		2,752
Total income		407,289
Expenses
Management fee	$ 154,095
Transfer agent fees	245,864
Accounting and security lending fees	30,599
Non-interested trustees' compensation	92
Custodian fees and expenses	2,000
Registration fees	30,982
Audit	6,957
Legal	165
Miscellaneous	983
Total expenses before reductions	471,737
Expense reductions	(15,128)	456,609
Net investment income (loss)		(49,320)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,470,895)
Foreign currency transactions	2,973
Total net realized gain (loss)		(3,467,922)
Change in net unrealized appreciation (depreciation) on: Investment securities	(9,655,774)
Assets and liabilities in foreign currencies	477
Total change in net unrealized appreciation (depreciation)		(9,655,297)
Net gain (loss)		(13,123,219)
Net increase (decrease) in net assets resulting from operations		$ (13,172,539)
Other Information
Sales charges paid to FDC		$ 131,825
Deferred sales charges withheld by FDC		$ 29
Exchange fees withheld by FSC		$ 1,830

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Pharmaceuticals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	June 18, 2001 (commencement of operations) to February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (49,320)	$ (128,050)
Net realized gain (loss)	(3,467,922)	(477,052)
Change in net unrealized appreciation (depreciation)	(9,655,297)	(3,346,085)
Net increase (decrease) in net assets resulting from operations	(13,172,539)	(3,951,187)
Share transactions Net proceeds from sales of shares	21,143,958	94,019,301
Cost of shares redeemed	(20,712,792)	(29,400,341)
Net increase (decrease) in net assets resulting from share transactions	431,166	64,618,960
Redemption fees	19,567	38,686
Total increase (decrease) in net assets	(12,721,806)	60,706,459
Net Assets
Beginning of period	60,706,459	-
End of period (including accumulated net investment loss of $49,320 and $0, respectively)	$ 47,984,653	$ 60,706,459
Other Information Shares
Sold	2,680,998	9,672,035
Redeemed	(2,548,089)	(3,096,765)
Net increase (decrease)	132,909	6,575,270

Financial Highlights

	Six months ended August 31, 2002	Year ended February 28,
	(Unaudited)	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.23	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.03)
Net realized and unrealized gain (loss)	(2.07)	(.75)
Total from investment operations	(2.08)	(.78)
Redemption fees added to paid in capital E	-	.01
Net asset value, end of period	$ 7.15	$ 9.23
Total Return B, C, D	(22.54)%	(7.70)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.78% A	1.69% A
Expenses net of voluntary waivers, if any	1.78% A	1.69% A
Expenses net of all reductions	1.73% A	1.68% A
Net investment income (loss)	(.19)% A	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,985	$ 60,706
Portfolio turnover rate	110% A	26% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period June 18, 2001 (commencement of operations) to February 28, 2002. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of all reductions represent the net expenses paid by the fund. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Energy Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Energy	-10.81%	-11.34%	17.77%	140.84%
Select Energy (load adj.)	-13.49%	-14.00%	14.23%	133.62%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Natural Resources	-12.18%	-14.80%	-6.84%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 111 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Energy	-11.34%	3.32%	9.19%
Select Energy (load adj.)	-14.00%	2.70%	8.86%
S&P 500	-18.00%	1.74%	10.39%
GS Natural Resources	-14.80%	-1.41%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $23,362 - a 133.62% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
ChevronTexaco Corp.	10.1
Phillips Petroleum Co.	5.3
Conoco, Inc.	4.5
BP PLC sponsored ADR	4.3
Schlumberger Ltd. (NY Shares)	4.2
Exxon Mobil Corp.	3.5
Weatherford International Ltd.	3.2
Suncor Energy, Inc.	3.1
Royal Dutch Petroleum Co. (NY Shares)	3.0
Occidental Petroleum Corp.	2.5
43.7
Top Industries as of August 31, 2002
% of fund's net assets
Oil & Gas	55.0%
Energy Equipment & Services	31.4%
Gas Utilities	2.4%
Metals & Mining	0.3%
All Others*	10.9%
* Includes short-term investments and net other assets.

Semiannual Report

Energy Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

John Porter, Portfolio Manager of Fidelity Select Energy Portfolio

Q. How did the fund perform, John?

A. For the six months ending August 31, 2002, the fund returned -10.81%, compared with -16.60% for the Standard & Poor's 500 Index and -12.18% for the Goldman Sachs Natural Resources Index, an index of 111 stocks designed to measure the performance of companies in the natural resources sector. For the 12 months ending August 31, 2002, the fund had a total return of -11.34%, versus -18.00% and -14.80% for the S&P 500 and the Goldman Sachs index, respectively.

Q. Why did the fund outperform the indexes during the six-month period?

A. The most important factor helping the fund's performance compared with the Goldman Sachs index was our underweighting of energy traders, which performed badly in the wake of Enron's bankruptcy. The Enron debacle triggered questions about some of the accounting techniques used by energy trading firms and stoked investors' concerns about these firms' high levels of debt. On the negative side, overweighting the drilling and equipment-and-services segments detracted from performance, as they underperformed the stocks of large integrated energy companies, exploration and production firms, gas utilities and pipeline companies. Versus the S&P 500, the fund benefited from its lack of exposure to the hard-hit technology and telecommunications sectors.

Q. Why did energy stocks decline at a time when the prices of crude oil and gas rose?

A. A sagging stock market was largely responsible, as all 10 sectors tracked by Standard & Poor's registered losses during the period. Energy was actually the third-best performer, behind financials and consumer staples. Persistently weak economic data and concerns about corporate governance issues were the main factors that drove the S&P 500 down to levels not seen since 1997. Also, I think investors took the rise in energy prices less seriously than they normally would have because there was a perception that a lot of the advance was driven by the possibility of war with Iraq, which was viewed as strictly a short-term influence.

Q. Which stocks contributed to the fund's returns?

A. Noble helped our performance, as the drilling company weathered the recent downturn in exploration activity better than most of its competitors and even managed to gain market share. Another positive contributor, Occidental Petroleum, strengthened when the market began to recognize the company's potential for increased return on capital and growth due to a series of acquisitions and divestitures during the past several years that significantly upgraded the quality of its oil and gas assets. CNOOC Ltd., a Chinese exploration play, also performed well. The company's attractive offshore assets and solid production growth buoyed its share price.

Q. Which stocks detracted from performance?

A. The largest detractor by a considerable margin was Schlumberger, a large, diversified energy services firm. The company's primary problem was its acquisition of technology outsourcing company Sema Group, a move that coincided with the peak of the technology bubble. Since then, Sema has been a drag on Schlumberger's performance. El Paso, a gas utility, also hurt our performance. The company's energy trading activities scared off some investors, but I believed many people overlooked its diversified mix of businesses and the fact that a substantial percentage of its revenues come from gas fields and pipeline operations. Another holding that struggled was ChevronTexaco. Despite the company's uneven financial results during the past several quarters, I continued to like the longer-term potential of the recent merger of Chevron and Texaco.

Q. What's your outlook, John?

A. While demand for crude oil remains soft due to weak economic growth, the Organization of Petroleum Exporting Countries, or OPEC, has done a good job of keeping a lid on production. As a result, worldwide inventories of crude - an important determinant of prices - dropped substantially during the period. Thus, I am cautiously optimistic about the short-term prospects for oil stocks, especially drillers and equipment-and-services providers. Over the longer term, I think improving worldwide economies could boost demand, while the supply side should be aided by the declining productivity of existing wells. On the natural gas side, a lot depends on the weather. Chances are we'll see colder temperatures and higher demand this winter than last, when North America experienced unusually warm weather. That scenario could bode well for natural gas stocks.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 14, 1981

Fund number: 060

Trading symbol: FSENX

Size: as of August 31, 2002, more than $194 million

Manager: John Porter, since March 2002; manager, Fidelity Select Natural Resources Portfolio and Fidelity Advisor Natural Resources Fund, since 2002; several Fidelity Select Portfolios, 1996-2002; joined Fidelity in 1995

3

Semiannual Report

Energy Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 89.1%
	Shares	Value (Note 1)
ENERGY EQUIPMENT & SERVICES - 31.4%
Baker Hughes, Inc.	154,550	$ 4,250,125
BJ Services Co. (a)	65,000	1,982,500
Cal Dive International, Inc. (a)	24,800	462,520
Cooper Cameron Corp. (a)	68,800	3,084,992
Diamond Offshore Drilling, Inc.	72,300	1,615,182
Dril-Quip, Inc. (a)	11,800	229,038
ENSCO International, Inc.	142,900	3,811,143
Global Industries Ltd. (a)	57,700	281,576
GlobalSantaFe Corp.	115,919	2,550,218
Grant Prideco, Inc. (a)	119,700	1,174,257
Grey Wolf, Inc. (a)	166,300	535,486
Halliburton Co.	60,300	916,560
Helmerich & Payne, Inc.	6,900	251,574
Hydril Co. (a)	22,500	613,125
Key Energy Services, Inc. (a)	14,000	114,800
Nabors Industries Ltd. (a)	75,700	2,499,614
National-Oilwell, Inc. (a)	91,100	1,723,612
Newpark Resources, Inc. (a)	69,500	286,340
Noble Corp. (a)	140,400	4,362,228
Oceaneering International, Inc. (a)	18,600	459,978
Patterson-UTI Energy, Inc. (a)	37,200	929,256
Precision Drilling Corp. (a)	48,500	1,568,761
Pride International, Inc. (a)	78,200	1,046,316
Rowan Companies, Inc.	74,100	1,524,978
Schlumberger Ltd. (NY Shares)	188,680	8,152,863
Smith International, Inc. (a)	145,100	4,708,495
Tidewater, Inc.	43,900	1,251,150
Transocean, Inc.	108,968	2,669,716
Varco International, Inc. (a)	66,200	1,167,106
W-H Energy Services, Inc. (a)	38,700	606,042
Weatherford International Ltd. (a)	153,425	6,265,877
TOTAL ENERGY EQUIPMENT & SERVICES		61,095,428
GAS UTILITIES - 2.4%
El Paso Corp.	126,100	2,132,351
Kinder Morgan Management LLC	18,000	576,180
Kinder Morgan, Inc.	48,700	2,005,953
TOTAL GAS UTILITIES		4,714,484
METALS & MINING - 0.3%
Alcoa, Inc.	2	50
Arch Coal, Inc.	17,400	318,420
Massey Energy Corp.	25,800	210,270
TOTAL METALS & MINING		528,740
OIL & GAS - 55.0%
Amerada Hess Corp.	39,600	2,894,760
Apache Corp.	28,900	1,591,234
BP PLC sponsored ADR	180,500	8,447,400

	Shares	Value (Note 1)
Burlington Resources, Inc.	52,400	$ 2,015,828
Cabot Oil & Gas Corp. Class A	100	2,225
Chesapeake Energy Corp. (a)	53,500	312,975
ChevronTexaco Corp.	255,416	19,572,528
CNOOC Ltd. sponsored ADR	20,800	588,640
Conoco, Inc.	356,611	8,754,800
Devon Energy Corp.	62,800	2,951,600
EnCana Corp.	124,688	3,661,225
ENI Spa sponsored ADR	6,600	497,640
EOG Resources, Inc.	57,600	2,006,784
Exxon Mobil Corp.	195,110	6,916,650
Kerr-McGee Corp.	28,500	1,335,225
Magnum Hunter Resources, Inc. (a)	1	6
Murphy Oil Corp.	26,900	2,303,985
Newfield Exploration Co. (a)	15,800	535,620
Occidental Petroleum Corp.	161,300	4,790,610
Ocean Energy, Inc.	57,900	1,213,584
Phillips Petroleum Co.	196,300	10,321,454
Pioneer Natural Resources Co. (a)	32,800	816,392
Pogo Producing Co.	34,200	1,123,470
Premcor, Inc.	53,200	1,017,716
Royal Dutch Petroleum Co. (NY Shares)	127,800	5,776,560
Spinnaker Exploration Co. (a)	27,100	830,344
Suncor Energy, Inc.	337,800	6,099,076
Sunoco, Inc.	36,600	1,298,568
Talisman Energy, Inc.	70,300	2,920,487
Tom Brown, Inc. (a)	12,900	313,470
TotalFinaElf SA sponsored ADR	14,600	1,041,272
Unocal Corp.	58,300	1,927,981
Valero Energy Corp.	97,600	3,169,072
TOTAL OIL & GAS		107,049,181
TOTAL COMMON STOCKS (Cost $175,858,426)		173,387,833
Money Market Funds - 11.8%
Fidelity Cash Central Fund, 1.85% (b)	21,040,267	21,040,267
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	2,028,000	2,028,000
TOTAL MONEY MARKET FUNDS (Cost $23,068,267)		23,068,267
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $198,926,693)	196,456,100
NET OTHER ASSETS - (0.9)%	(1,813,339)
NET ASSETS - 100%	$ 194,642,761
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $79,223,977 and $87,308,800, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,047 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	76.6%
Canada	7.3
United Kingdom	4.3
Netherlands Antilles	4.2
Cayman Islands	3.5
Netherlands	3.0
Others (individually less than 1%)	1.1
100.0%
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $9,287,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $6,731,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $2,000,440) (cost $198,926,693) - See accompanying schedule		$ 196,456,100
Receivable for fund shares sold		176,432
Dividends receivable		515,977
Interest receivable		20,585
Redemption fees receivable		719
Other receivables		879
Total assets		197,170,692
Liabilities
Payable to custodian bank	$ 6,551
Payable for fund shares redeemed	296,586
Accrued management fee	91,967
Other payables and accrued expenses	104,827
Collateral on securities loaned, at value	2,028,000
Total liabilities		2,527,931
Net Assets		$ 194,642,761
Net Assets consist of:
Paid in capital		$ 213,421,257
Undistributed net investment income		527,991
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,835,894)
Net unrealized appreciation (depreciation) on investments		(2,470,593)
Net Assets, for 9,323,813 shares outstanding		$ 194,642,761
Net Asset Value and redemption price per share ($194,642,761 ÷ 9,323,813 shares)		$ 20.88
Maximum offering price per share (100/97.00 of $20.88)		$ 21.53

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 1,741,765
Interest		103,527
Security lending		6,487
Total income		1,851,779
Expenses
Management fee	$ 650,698
Transfer agent fees	557,986
Accounting and security lending fees	73,648
Non-interested trustees' compensation	382
Custodian fees and expenses	6,878
Registration fees	24,256
Audit	9,587
Legal	660
Miscellaneous	2,921
Total expenses before reductions	1,327,016
Expense reductions	(17,167)	1,309,849
Net investment income (loss)		541,930
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	927,988
Foreign currency transactions	3,281
Total net realized gain (loss)		931,269
Change in net unrealized appreciation (depreciation) on: Investment securities	(26,092,562)
Assets and liabilities in foreign currencies	(22)
Total change in net unrealized appreciation (depreciation)		(26,092,584)
Net gain (loss)		(25,161,315)
Net increase (decrease) in net assets resulting from operations		$ (24,619,385)
Other Information
Sales charges paid to FDC		$ 143,589
Deferred sales charges withheld by FDC		$ 3,364
Exchange fees withheld by FSC		$ 3,233

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Energy Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 541,930	$ 1,888,676
Net realized gain (loss)	931,269	(15,801,830)
Change in net unrealized appreciation (depreciation)	(26,092,584)	(12,873,459)
Net increase (decrease) in net assets resulting from operations	(24,619,385)	(26,786,613)
Distributions to shareholders from net investment income	(417,789)	(396,021)
Distributions to shareholders from net realized gain	-	(6,831,334)
Total distributions	(417,789)	(7,227,355)
Share transactions Net proceeds from sales of shares	50,893,088	140,714,496
Reinvestment of distributions	395,459	6,893,548
Cost of shares redeemed	(56,220,396)	(151,209,838)
Net increase (decrease) in net assets resulting from share transactions	(4,931,849)	(3,601,794)
Redemption fees	41,610	173,200
Total increase (decrease) in net assets	(29,927,413)	(37,442,562)
Net Assets
Beginning of period	224,570,174	262,012,736
End of period (including undistributed net investment income of $527,991 and undistributed net investment income of $1,864,960, respectively)	$ 194,642,761	$ 224,570,174
Other Information Shares
Sold	2,147,115	5,643,191
Issued in reinvestment of distributions	16,154	280,454
Redeemed	(2,415,526)	(6,269,762)
Net increase (decrease)	(252,257)	(346,117)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 23.45	$ 26.41	$ 23.11	$ 16.23	$ 21.20	$ 21.31
Income from Investment Operations
Net investment income (loss) E	.06	.19	.19	.10	.13	.11
Net realized and unrealized gain (loss)	(2.59)	(2.44)	6.17	7.11	(4.71)	3.93
Total from investment operations	(2.53)	(2.25)	6.36	7.21	(4.58)	4.04
Distributions from net investment income	(.04)	(.04)	(.14)	(.09)	(.02)	(.09)
Distributions from net realized gain	-	(.69)	(2.97)	(.29)	(.40)	(4.09)
Total distributions	(.04)	(.73)	(3.11)	(.38)	(.42)	(4.18)
Redemption fees added to paid in capital E	-	.02	.05	.05	.03	.03
Net asset value, end of period	$ 20.88	$ 23.45	$ 26.41	$ 23.11	$ 16.23	$ 21.20
Total Return B, C, D	(10.81)%	(8.57)%	28.84%	44.89%	(22.00)%	20.40%
Ratios to Average Net Assets F
Expenses before expense reductions	1.19% A	1.16%	1.16%	1.29%	1.46%	1.58%
Expenses net of voluntary waivers, if any	1.19% A	1.16%	1.16%	1.29%	1.46%	1.58%
Expenses net of all reductions	1.17% A	1.12%	1.12%	1.25%	1.42%	1.53%
Net investment income (loss)	.48% A	.77%	.69%	.45%	.68%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 194,643	$ 224,570	$ 262,013	$ 175,672	$ 120,004	$ 147,023
Portfolio turnover rate	75% A	119%	117%	124%	138%	115%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Energy Service Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Energy Service	-9.95%	9.27%	-2.44%	242.75%
Select Energy Service (load adj.)	-12.65%	6.00%	-5.37%	232.47%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Natural Resources	-12.18%	-14.80%	-6.84%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 111 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Energy Service	9.27%	-0.49%	13.11%
Select Energy Service (load adj.)	6.00%	-1.10%	12.77%
S&P 500	-18.00%	1.74%	10.39%
GS Natural Resources	-14.80%	-1.41%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Service Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $33,247 - a 232.47% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Weatherford International Ltd.	8.9
Smith International, Inc.	7.4
ENSCO International, Inc.	6.7
Noble Corp.	6.0
BJ Services Co.	5.1
Cooper Cameron Corp.	5.1
Nabors Industries Ltd.	4.6
Rowan Companies, Inc.	4.3
GlobalSantaFe Corp.	4.0
Schlumberger Ltd. (NY Shares)	3.8
55.9
Top Industries as of August 31, 2002
% of fund's net assets
Energy Equipment & Services	93.2%
Construction & Engineering	0.4%
All Others*	6.4%
* Includes short-term investments and net other assets.

Semiannual Report

Energy Service Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Charles Hebard, Portfolio Manager of Fidelity Select Energy Service Portfolio

Q. How did the fund perform, Charles?

A. For the six-month period that ended August 31, 2002, the fund fell 9.95%. By comparison, the Goldman Sachs Natural Resources Index - an index of 111 stocks designed to measure the performance of companies in the natural resources sector - fell 12.18%. The fund also compares its performance to the Standard & Poor's 500 Index, which dropped 16.60% during the same time period. For the 12-month period that ended August 31, 2002, the fund was up 9.27%, while the Goldman Sachs and S&P 500 indexes were down 14.80% and 18.00%, respectively.

Q. Why did the fund outperform its benchmarks during the six-month period?

A. All of the fund's holdings are companies that either drill for oil and/or natural gas, or manufacture equipment and supplies for drilling companies. Typically, the performance of the fund's holdings are closely correlated with the price of these two commodities. Although the price of both oil and natural gas showed strong gains during the period, the fund's performance was negative, resulting from increased concerns about the underlying strength of the economy and weakness in the stock market. The Goldman Sachs index represents a broader range of stocks than the fund, holding larger-cap, integrated energy companies, as well as metals and other natural resources stocks that collectively did not perform as well as the fund's portfolio. The S&P 500 index, which represents an even broader range of stocks, including large-cap technology stocks, performed even worse due to excessively high valuations and deteriorating fundamentals.

Q. What was your strategy during the six-month period?

A. I reduced the fund's holdings in certain large-cap energy services companies and added to positions in a select group of mid-cap services companies with more attractive valuations and growth prospects. I also added and increased holdings in stocks tied to a recovery in the U.S. natural gas market, including Gulf of Mexico-leveraged drilling companies in particular. I believed the valuation levels of these stocks were attractive, and the companies could benefit from improvements in utilization and pricing. Given the high fixed-costs for drillers, I believed these companies had the potential to generate rapid earnings growth during a recovery in drilling activity.

Q. What stocks helped the fund?

A. ENSCO International, Rowan Companies and Pride International had substantial exposure to Gulf of Mexico drilling activity and all enjoyed positive stock performance. Their share prices rose during the period in anticipation of a strong recovery in Gulf of Mexico drilling activity. Gulf rig utilization improved during the period, driven by higher natural gas prices, which increased the profitability of drilling programs. Varco International, which manufactures equipment for drilling rigs and operates two service businesses, also generated positive performance in the period. The company benefited from improvement in the operating margins on drilling equipment operations resulting from a restructuring program that lowered costs and improved the on-time delivery of spare parts to customers.

Q. What stocks hurt performance?

A. Schlumberger and Baker Hughes, two of the largest energy services companies, both performed poorly. Their stocks were trading at a valuation premium to their peer group, and investors looked elsewhere for better values. In addition, Schlumberger was hurt by the disappointing performance of its Sema unit, which it acquired in 2001. GlobalSantaFe, an offshore drilling company with significant activity in the North Sea, also performed poorly following a slowdown in North Sea drilling activity. An increase in U.K. taxes and a labor strike in Norway caused the slowdown, resulting in downward earnings revisions and pressure on the company's stock.

Q. What's your outlook, Charles?

A. I'm currently quite optimistic about the prospects for energy services stocks. Historically, these stocks have moved in anticipation of changes in the U.S. rig count, which bottomed at 738 rigs in April and improved to 847 in August. Strong prices for both natural gas and oil could translate into improved cash flow and earnings for exploration and production companies and could lead to capital spending increases, given that favorable commodity prices usually improve the returns of drilling programs. Growth in capital spending should generate an increase in the number of rigs working, thereby improving energy services utilization and enabling pricing improvement. If the economy strengthens, demand for oil and natural gas should increase, providing further impetus for increased drilling activity.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 16, 1985

Fund number: 043

Trading symbol: FSESX

Size: as of August 31, 2002, more than $437 million

Manager: Charles Hebard, since February 2002; manager, Fidelity Select Leisure Portfolio, since 2001; research analyst, newspaper, printing, gaming, cruise ship and leisure industries, since 1999; joined Fidelity in 1999

3

Semiannual Report

Energy Service Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (Note 1)
CONSTRUCTION & ENGINEERING - 0.4%
McDermott International, Inc. (a)	261,100	$ 1,840,755
ENERGY EQUIPMENT & SERVICES - 93.2%
Baker Hughes, Inc.	568,136	15,623,740
BJ Services Co. (a)	735,458	22,431,469
Cal Dive International, Inc. (a)	155,100	2,892,615
Cooper Cameron Corp. (a)	494,276	22,163,336
Diamond Offshore Drilling, Inc.	628,200	14,033,988
Dril-Quip, Inc. (a)	128,800	2,500,008
ENSCO International, Inc.	1,098,400	29,294,328
Global Industries Ltd. (a)	483,100	2,357,528
GlobalSantaFe Corp.	800,510	17,611,220
Grant Prideco, Inc. (a)	1,237,405	12,138,943
Grey Wolf, Inc. (a)	873,300	2,812,026
Halliburton Co.	167,967	2,553,098
Helmerich & Payne, Inc.	265,900	9,694,714
Hydril Co. (a)	122,700	3,343,575
Input/Output, Inc. (a)	259,900	2,157,170
Key Energy Services, Inc. (a)	248,000	2,033,600
Lone Star Technologies, Inc. (a)	120,100	1,821,917
Nabors Industries Ltd. (a)	612,477	20,223,991
National-Oilwell, Inc. (a)	493,900	9,344,588
Newpark Resources, Inc. (a)	461,200	1,900,144
Noble Corp. (a)	837,850	26,032,000
Oceaneering International, Inc. (a)	151,000	3,734,230
Offshore Logistics, Inc. (a)	138,200	2,488,982
Parker Drilling Co. (a)	268,700	631,445
Patterson-UTI Energy, Inc. (a)	473,300	11,823,034
Precision Drilling Corp. (a)	50,800	1,643,156
Pride International, Inc. (a)	1,160,000	15,520,800
Rowan Companies, Inc.	917,900	18,890,382
RPC, Inc.	18,400	221,720
Schlumberger Ltd. (NY Shares)	381,045	16,464,954
Smith International, Inc. (a)	991,428	32,171,839
Superior Energy Services, Inc. (a)	440,100	3,666,033
Technip-Coflexip SA sponsored ADR	200	3,856
Tidewater, Inc.	296,000	8,436,000
Transocean, Inc.	408,127	9,999,112
Unit Corp. (a)	158,000	2,765,000
Universal Compression Holdings, Inc. (a)	93,300	1,822,149
Varco International, Inc. (a)	619,398	10,919,987
Veritas DGC, Inc. (a)	128,700	1,666,665
W-H Energy Services, Inc. (a)	170,400	2,668,464
Weatherford International Ltd. (a)	954,305	38,973,814
TOTAL ENERGY EQUIPMENT & SERVICES		407,475,620
TOTAL COMMON STOCKS (Cost $387,238,272)		409,316,375
Money Market Funds - 15.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b)	30,154,685	$ 30,154,685
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	39,687,900	39,687,900
TOTAL MONEY MARKET FUNDS (Cost $69,842,585)		69,842,585
TOTAL INVESTMENT PORTFOLIO - 109.5% (Cost $457,080,857)		479,158,960
NET OTHER ASSETS - (9.5)%		(41,700,180)
NET ASSETS - 100%		$ 437,458,780
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $261,284,157 and $296,298,721, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,081 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.8%
Cayman Islands	10.0
Netherlands Antilles	3.8
Others (individually less than 1%)	0.4
100.0%
Income Tax Information

At February 28, 2002, the fund had a capital loss carryforward of approximately $121,681,000 of which $21,081,000, $77,500,000 and $23,100,000 will expire on February 28, 2007, February 29, 2008 and February 28, 2010, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $5,084,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $38,710,447) (cost $457,080,857) - See accompanying schedule		$ 479,158,960
Receivable for fund shares sold		354,656
Dividends receivable		176,950
Interest receivable		32,126
Redemption fees receivable		7,680
Other receivables		10,530
Total assets		479,740,902
Liabilities
Payable for fund shares redeemed	$ 2,169,064
Accrued management fee	209,272
Other payables and accrued expenses	215,886
Collateral on securities loaned, at value	39,687,900
Total liabilities		42,282,122
Net Assets		$ 437,458,780
Net Assets consist of:
Paid in capital		$ 504,584,623
Accumulated net investment loss		(1,827,524)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(87,376,611)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,078,292
Net Assets, for 15,795,680 shares outstanding		$ 437,458,780
Net Asset Value and redemption price per share ($437,458,780 ÷ 15,795,680 shares)		$ 27.69
Maximum offering price per share (100/97.00 of $27.69)		$ 28.55

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 842,329
Special dividends from Rowan Companies, Inc.		249,990
Interest		195,039
Security lending		61,018
Total income		1,348,376
Expenses
Management fee	$ 1,704,287
Transfer agent fees	1,277,418
Accounting and security lending fees	180,807
Non-interested trustees' compensation	933
Custodian fees and expenses	13,274
Registration fees	77,371
Audit	13,726
Legal	1,719
Miscellaneous	7,950
Total expenses before reductions	3,277,485
Expense reductions	(101,585)	3,175,900
Net investment income (loss)		(1,827,524)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	44,211,145
Foreign currency transactions	(1,154)
Total net realized gain (loss)		44,209,991
Change in net unrealized appreciation (depreciation) on: Investment securities	(91,927,211)
Assets and liabilities in foreign currencies	69
Total change in net unrealized appreciation (depreciation)		(91,927,142)
Net gain (loss)		(47,717,151)
Net increase (decrease) in net assets resulting from operations		$ (49,544,675)
Other Information
Sales charges paid to FDC		$ 482,206
Deferred sales charges withheld by FDC		$ 1,641
Exchange fees withheld by FSC		$ 11,906

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Energy Service Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,827,524)	$ (2,820,308)
Net realized gain (loss)	44,209,991	(28,220,304)
Change in net unrealized appreciation (depreciation)	(91,927,142)	(181,388,138)
Net increase (decrease) in net assets resulting from operations	(49,544,675)	(212,428,750)
Share transactions Net proceeds from sales of shares	305,125,923	603,091,628
Cost of shares redeemed	(344,645,854)	(765,904,524)
Net increase (decrease) in net assets resulting from share transactions	(39,519,931)	(162,812,896)
Redemption fees	384,967	1,729,399
Total increase (decrease) in net assets	(88,679,639)	(373,512,247)
Net Assets
Beginning of period	526,138,419	899,650,666
End of period (including accumulated net investment loss of $1,827,524 and $0, respectively)	$ 437,458,780	$ 526,138,419
Other Information Shares
Sold	9,216,073	17,657,269
Redeemed	(10,530,295)	(23,906,861)
Net increase (decrease)	(1,314,222)	(6,249,592)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 30.75	$ 38.51	$ 28.96	$ 13.09	$ 28.02	$ 20.46
Income from Investment Operations
Net investment income (loss) E	(.10) H	(.14)	(.14)	(.09)	(.10)	(.10)
Net realized and unrealized gain (loss)	(2.98)	(7.71)	9.57	15.86	(13.26)	9.36
Total from investment operations	(3.08)	(7.85)	9.43	15.77	(13.36)	9.26
Distributions from net realized gain	-	-	-	-	(1.71)	(1.85)
Redemption fees added to paid in capital E	.02	.09	.12	.10	.14	.15
Net asset value, end of period	$ 27.69	$ 30.75	$ 38.51	$ 28.96	$ 13.09	$ 28.02
Total Return B,C,D	(9.95)%	(20.15)%	32.98%	121.24%	(50.57)%	48.43%
Ratios to Average Net Assets F
Expenses before expense reductions	1.12% A	1.13%	1.07%	1.23%	1.39%	1.25%
Expenses net of voluntary waivers, if any	1.12% A	1.13%	1.07%	1.23%	1.39%	1.25%
Expenses net of all reductions	1.08% A	1.07%	1.04%	1.20%	1.35%	1.22%
Net investment income (loss)	(.62)% A	(.46)%	(.40)%	(.40)%	(.49)%	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 437,459	$ 526,138	$ 899,651	$ 631,886	$ 366,896	$ 919,002
Portfolio turnover rate	94% A	90%	78%	69%	75%	78%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29. H Investment income per share reflects a special dividend from Rowan Companies, Inc. which amounted to $0.01 per share.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Gold Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Gold	17.06%	55.60%	7.78%	65.64%
Select Gold (load adj.)	13.54%	50.93%	4.55%	60.67%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Natural Resources	-12.18%	-14.80%	-6.84%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 111 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Gold	55.60%	1.51%	5.18%
Select Gold (load adj.)	50.93%	0.89%	4.86%
S&P 500	-18.00%	1.74%	10.39%
GS Natural Resources	-14.80%	-1.41%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Gold Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $16,067 - a 60.67% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Meridian Gold, Inc.	9.6
Kinross Gold Corp.	7.8
Goldcorp, Inc.	7.8
Agnico-Eagle Mines Ltd.	7.4
Aber Diamond Corp.	6.6
Gold Fields Ltd.	6.5
Compania de Minas Buenaventura SA	4.8
Harmony Gold Mining Co. Ltd.	4.7
Newmont Mining Corp. Holding Co.	4.5
SouthernEra Resources Ltd.	4.1
63.8
Top Industries as of August 31, 2002
% of fund's net assets
Gold	66.0%
Precious Metals & Minerals	21.7%
Diversified Metals & Mining	5.8%
Diversified Financial Services	0.5%
All Others *	6.0%
* Includes short-term investments and net other assets.

Semiannual Report

Gold Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Niel Marotta, Portfolio Manager of Fidelity Select Gold Portfolio

Q. How did the fund perform, Niel?

A. Gold stocks continued to outperform the overall market by a significant margin. For the six months ending August 31, 2002, the fund returned 17.06%, compared with -16.60% for the Standard & Poor's 500 Index and -12.18% for the Goldman Sachs Natural Resources Index, an index of 111 stocks designed to measure the performance of companies in the natural resources sector. For the 12 months ending August 31, 2002, the fund had a total return of 55.60%, versus -18.00% and -14.80% for the S&P 500 and the Goldman Sachs index, respectively.

Q. What factors contributed to the fund's strong performance?

A. The price of gold continued to rally, beginning the period around $300 per ounce and finishing it near $310. In the process, gold hit highs of approximately $330 early in June, a level not seen since 1999. Factors contributing to higher gold prices included a weaker dollar, negative real - or inflation-adjusted - interest rates, weakness in global stock markets and heightened political tension in the Middle East. These factors resulted in greater investment demand for gold that was only partially offset by somewhat weaker demand from the jewelry industry. In contrast, energy stocks - an important component of the Goldman Sachs index - turned in a relatively lackluster performance, while the broader market, as represented by the S&P 500, was hurt by extreme weakness in technology and telecommunications stocks.

Q. Were there any changes in your strategy during the period?

A. While there were no major changes, I increased the fund's exposure to higher-cost producers that do not normally use hedging - that is, selling gold in the futures or forward markets - to protect themselves from fluctuating gold prices. High-cost, unhedged producers tend to benefit most from rising gold prices because of their greater financial leverage. Additionally, I scaled back our holdings in South Africa - a region where the fund was already underweighted - due to a possible mineral rights bill that might nationalize South African mines. However, the main focus of the fund continued to be on companies with low costs, strong cash flows, and growing reserves and production.

Q. Which stocks contributed to the fund's returns?

A. Meridian Gold, a core holding for some time, was the top contributor. The company recently acquired Brancote Resources in a favorable deal that significantly increased Meridian's reserves. A second holding that helped our performance was Goldcorp, which benefited from positive exploration results. Gold Fields and Harmony are higher-cost South African companies whose stocks rose in part due to their policy of not hedging production. Another favorable holding, SouthernEra, won the right to explore the area adjacent to its current mine and secured the capital necessary to increase production.

Q. What about stocks that underperformed?

A. Lonmin PLC, a South African platinum stock, turned in a disappointing performance. Modestly higher platinum prices were not enough to offset a lack of positive exploration news and the threat of adverse mineral rights developments. Kinross Gold and TVX Gold are higher-cost producers whose share prices retreated after I bought them during the spring rally. Teck Cominco struggled due to weakness in the prices of zinc and copper.

Q. What's your outlook, Niel?

A. Many of the factors that boosted gold prices during the period could continue to aid it in the coming months. If the economy remains weak, for example, the Federal Reserve Board could be reluctant to raise interest rates, thereby making short-term financial instruments such as money market accounts relatively unattractive to investors. On the other hand, if the economy does revive, inflation might also make a comeback, which would be good for gold, too. The performance of the stock market is also important, as weakness in stock prices tends to drive investors into alternative investments such as precious metals. Despite the recent positive developments for gold, however, my primary emphasis is on positioning the fund to benefit in a variety of economic environments by sticking with financially strong and growing companies.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 16, 1985

Fund number: 041

Trading symbol: FSAGX

Size: as of August 31, 2002, more than $552 million

Manager: Niel Marotta, since 2000; manager, Fidelity Select Industrial Materials Portfolio, April-December 2000; analyst, Canadian companies, since 1997; joined Fidelity in 1997

3

Semiannual Report

Gold Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value (Note 1)
Australia - 3.8%
METALS & MINING - 3.8%
Gold - 3.8%
Kingsgate Consolidated NL	250,000	$ 421,400
Lihir Gold Ltd. (a)	10,377,220	6,973,876
Newcrest Mining Ltd.	3,543,702	13,625,297
		21,020,573
Bermuda - 0.2%
METALS & MINING - 0.2%
Precious Metals & Minerals - 0.2%
Aquarius Platinum Ltd.	293,100	1,162,470
Canada - 58.1%
DIVERSIFIED FINANCIALS - 0.5%
Diversified Financial Services - 0.5%
Repadre Capital Corp. (a)	408,900	2,126,983
Repadre Capital Corp. (d)	155,000	806,266
		2,933,249
METALS & MINING - 57.6%
Diversified Metals & Mining - 1.8%
Dynatec Corp. (a)	500,000	179,591
Ivanhoe Mines Ltd. (a)	100,000	172,535
Teck Cominco Ltd. Class B (sub. vtg.)	1,414,400	9,489,208
		9,841,334
Gold - 44.3%
Agnico-Eagle Mines Ltd.	2,764,250	40,778,494
Cambior, Inc. (a)	500,000	574,049
Chesapeake Gold Corp. (a)	221,400	241,409
Chesapeake Gold Corp. (d)	199,000	216,984
Echo Bay Mines Ltd. (a)	13,400,000	13,493,682
Echo Bay Mines Ltd. warrants 11/14/03 (a)	5,000,000	1,700,000
Glamis Gold Ltd. (a)	343,170	3,169,552
Glamis Gold Ltd. (d)	308,450	2,848,874
Glamis Gold Ltd. rights 4/1/03	420,400	0
Goldcorp, Inc.	4,215,600	42,856,302
High River Gold Mines Ltd. (a)	120,000	138,541
IAMGOLD Corp. (c)	4,460,700	16,565,617
IAMGOLD Corp. (d)	60,000	222,821
Kinross Gold Corp. (a)(c)	22,073,100	43,180,652
Meridian Gold, Inc. (a)	2,774,000	52,772,009
Metallica Resources, Inc. (a)	1,490,800	1,482,099
Metallica Resources, Inc. (a)(d)	200,000	198,833
Northgate Exploration Ltd. (a)	1,000,000	865,884
Northgate Exploration Ltd. warrants 12/28/06 (a)	333,300	79,098
Orezone Resources, Inc. Class A (a)	2,000,000	410,493
Richmont Mines, Inc. (a)	206,300	774,072

	Shares	Value (Note 1)
TVX Gold, Inc. (a)	1,662,000	$ 21,234,712
Wheaton River Minerals Ltd. (a)	1,000,000	820,986
		244,625,163
Precious Metals & Minerals - 11.5%
Aber Diamond Corp. (a)	2,196,200	36,342,736
Minefinders Corp. Ltd. (a)	947,800	3,708,280
Minefinders Corp. Ltd. (a)(d)	200,000	782,503
SouthernEra Resources Ltd. (a)(c)	5,158,000	22,827,400
		63,660,919
TOTAL METALS & MINING		318,127,416
TOTAL CANADA		321,060,665
Cayman Islands - 0.0%
METALS & MINING - 0.0%
Precious Metals & Minerals - 0.0%
Apex Silver Mines Ltd. (a)	14,800	222,592
Peru - 4.8%
METALS & MINING - 4.8%
Precious Metals & Minerals - 4.8%
Compania de Minas Buenaventura SA	1,045,864	13,201,090
Compania de Minas Buenaventura SA sponsored ADR	517,400	13,379,964
		26,581,054
South Africa - 14.3%
METALS & MINING - 14.3%
Gold - 11.9%
Avgold Ltd. (a)	45,000	31,218
Durban Roodepoort Deep Ltd. sponsored ADR (a)	484,000	1,805,320
Gold Fields Ltd.	2,994,401	35,384,521
Gold Fields Ltd. sponsored ADR	23,900	281,303
Gold Fields of South Africa Ltd. (a)	85,600	808
Gold Fields of South Africa Ltd. sponsored ADR (a)	73,700	1
Harmony Gold Mining Co. Ltd.	1,866,400	26,159,547
Harmony Gold Mining Co. Ltd. warrants 6/29/03 (a)	46,133	470,256
Western Areas Ltd. (a)	516,100	1,607,485
		65,740,459
Precious Metals & Minerals - 2.4%
Anglo American Platinum Corp. Ltd.	193,500	6,647,670
Impala Platinum Holdings Ltd.	92,900	4,682,265
Northam Platinum Ltd.	1,210,224	2,044,645
		13,374,580
TOTAL METALS & MINING		79,115,039
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - 3.1%
METALS & MINING - 3.1%
Gold - 0.3%
Randgold Resources Ltd. ADR (a)	90,000	$ 1,372,500
Precious Metals & Minerals - 2.8%
Lonmin PLC	1,137,784	15,526,883
TOTAL METALS & MINING		16,899,383
United States of America - 9.7%
METALS & MINING - 9.7%
Diversified Metals & Mining - 4.0%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	1,334,600	21,874,094
Gold - 5.7%
Newmont Mining Corp. Holding Co.	862,075	24,560,517
Newmont Mining Corp. Holding Co. unit	672,776	1,864,111
Royal Gold, Inc.	350,000	5,200,895
		31,625,523
TOTAL METALS & MINING		53,499,617
TOTAL COMMON STOCKS (Cost $397,419,501)		519,561,393
Money Market Funds - 12.7%

Fidelity Cash Central Fund, 1.85% (b)	22,678,534	22,678,534
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	47,231,046	47,231,046
TOTAL MONEY MARKET FUNDS (Cost $69,909,580)		69,909,580
TOTAL INVESTMENT PORTFOLIO - 106.7% (Cost $467,329,081)		589,470,973
NET OTHER ASSETS - (6.7)%		(36,932,458)
NET ASSETS - 100%		$ 552,538,515
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,076,281 or 0.9% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $281,154,650 and $204,185,550, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $32,715 for the period.
Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
IAMGOLD Corp.	$ 2,674,756	$ -	$ -	$ 16,565,617
Kinross Gold Corp.	8,318,349	-	-	43,180,652
SouthernEra Resources Ltd.	10,530,213	-	-	22,827,400
TOTALS	$ 21,523,318	$ -	$ -	$ 82,573,669
Income Tax Information

At February 28, 2002, the fund had a capital loss carryforward of approximately $162,862,000 of which $66,218,000, $22,573,000, $34,146,000, $5,311,000 and $34,614,000 will expire on February 28, 2006, February 28, 2007, February 29, 2008, February 28, 2009, and February 28, 2010, respectively. Of the capital loss carryforward expiring on February 28, 2006, February 28, 2007, and February 29, 2008, $27,431,000, $5,962,000, and $5,962,000, respectively, was acquired in the merger and is available to offset future capital gains of the fund to the extent provided by regulations.

The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $4,374,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Gold Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $42,489,329) (cost $467,329,081) - See accompanying schedule		$ 589,470,973
Foreign currency held at value (cost $1,317,378)		1,314,360
Receivable for investments sold		6,464,601
Receivable for fund shares sold		7,919,206
Dividends receivable		1,727,375
Interest receivable		19,382
Redemption fees receivable		23,701
Other receivables		49,296
Total assets		606,988,894
Liabilities
Payable for investments purchased	$ 2,460,233
Payable for fund shares redeemed	4,252,119
Accrued management fee	241,248
Other payables and accrued expenses	265,733
Collateral on securities loaned, at value	47,231,046
Total liabilities		54,450,379
Net Assets		$ 552,538,515
Net Assets consist of:
Paid in capital		$ 595,270,182
Distributions in excess of net investment income		(142,392)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(164,671,685)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		122,082,410
Net Assets, for 26,076,926 shares outstanding		$ 552,538,515
Net Asset Value and redemption price per share ($552,538,515 ÷ 26,076,926 shares)		$ 21.19
Maximum offering price per share (100/97.00 of $21.19)		$ 21.85

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 3,256,057
Special Dividends from Anglo American Platinum Corp. Ltd.		470,568
Interest		336,660
Security lending		222,591
Total income		4,285,876
Expenses
Management fee	$ 1,601,504
Transfer agent fees	1,208,190
Accounting and security lending fees	174,826
Non-interested trustees' compensation	907
Custodian fees and expenses	139,656
Registration fees	114,963
Audit	10,750
Legal	1,287
Miscellaneous	4,153
Total expenses before reductions	3,256,236
Expense reductions	(325,022)	2,931,214
Net investment income (loss)		1,354,662
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,638,276
Foreign currency transactions	50,904
Total net realized gain (loss)		4,689,180
Change in net unrealized appreciation (depreciation) on: Investment securities	35,304,865
Assets and liabilities in foreign currencies	(30,383)
Total change in net unrealized appreciation (depreciation)		35,274,482
Net gain (loss)		39,963,662
Net increase (decrease) in net assets resulting from operations		$ 41,318,324
Other Information
Sales charges paid to FDC		$ 1,819,230
Deferred sales charges withheld by FDC		$ 14,083
Exchange fees withheld by FSC		$ 22,879

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Gold Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,354,662	$ 5,018,283
Net realized gain (loss)	4,689,180	(12,997,753)
Change in net unrealized appreciation (depreciation)	35,274,482	130,278,647
Net increase (decrease) in net assets resulting from operations	41,318,324	122,299,177
Distributions to shareholders from net investment income	(3,834,667)	(4,381,339)
Share transactions Net proceeds from sales of shares	647,653,386	432,204,825
Reinvestment of distributions	3,686,937	4,200,058
Cost of shares redeemed	(581,887,889)	(347,627,150)
Net increase (decrease) in net assets resulting from share transactions	69,452,434	88,777,733
Redemption fees	1,753,457	1,231,918
Total increase (decrease) in net assets	108,689,548	207,927,489
Net Assets
Beginning of period	443,848,967	235,921,478
End of period (including distributions in excess of net investment income of $142,392 and undistributed net investment income of $2,337,613, respectively)	$ 552,538,515	$ 443,848,967
Other Information Shares
Sold	30,116,025	29,479,490
Issued in reinvestment of distributions	187,822	305,626
Redeemed	(28,542,007)	(24,520,979)
Net increase (decrease)	1,761,840	5,264,137

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 K	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 18.25	$ 12.38	$ 13.45	$ 12.79	$ 15.17	$ 28.21
Income from Investment Operations
Net investment income (loss) E	.05 H	.25 G	.07	.09 F	(.08)	(.13)
Net realized and unrealized gain (loss)	2.98	5.78	(1.12)	.46	(2.43)	(11.78)
Total from investment operations	3.03	6.03	(1.05)	.55	(2.51)	(11.91)
Distributions from net investment income	(.16)	(.22)	(.07)	-	-	-
Distributions from net realized gain	-	-	-	-	-	(1.29)
Total distributions	(.16)	(.22)	(.07)	-	-	(1.29)
Redemption fees added to paid in capital E	.07	.06	.05	.11	.13	.16
Net asset value, end of period	$ 21.19	$ 18.25	$ 12.38	$ 13.45	$ 12.79	$ 15.17
Total Return B, C, D	17.06%	49.79%	(7.41)%	5.16%	(15.69)%	(43.15)%
Ratios to Average Net Assets I
Expenses before expense reductions	1.18% A	1.29%	1.47%	1.49%	1.57%	1.55%
Expenses net of voluntary waivers, if any	1.18% A	1.29%	1.47%	1.49%	1.57%	1.55%
Expenses net of all reductions	1.06% A	1.24%	1.43%	1.41%	1.54%	1.48%
Net investment income (loss)	.49% A	1.76%	.60%	.68%	(.59)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 552,539	$ 443,849	$ 235,921	$ 283,966	$ 179,619	$ 219,668
Portfolio turnover rate	80% A	49%	23%	71% J	59%	89%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.06 per share. G Investment income per share reflects a special dividend which amounted to $.04 per share. H Investment income per share reflects a special dividend which amounted to $.02 per share. I Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. J The portfolio turnover rate does not include the assets acquired in the merger. K For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Natural Gas Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Select Natural Gas	-3.42%	-12.01%	27.33%	93.24%
Select Natural Gas (load adj.)	-6.31%	-14.65%	23.51%	87.45%
S&P 500	-16.60%	-18.00%	9.01%	146.38%
GS Natural Resources	-12.18%	-14.80%	-6.84%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on April 21, 1993. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 111 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Life of fund
Select Natural Gas	-12.01%	4.95%	7.29%
Select Natural Gas (load adj.)	-14.65%	4.31%	6.94%
S&P 500	-18.00%	1.74%	10.11%
GS Natural Resources	-14.80%	-1.41%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Gas Portfolio on April 21, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002 the value of the investment would have grown to $18,745 - an 87.45% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $24,638 - a 146.38% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Dominion Resources, Inc.	8.2
EnCana Corp.	6.9
Kinder Morgan, Inc.	6.7
Talisman Energy, Inc.	4.3
TransCanada PipeLines Ltd.	4.1
BP PLC sponsored ADR	3.2
Cooper Cameron Corp.	2.9
Murphy Oil Corp.	2.8
Apache Corp.	2.7
Transocean, Inc.	2.7
44.5
Top Industries as of August 31, 2002
% of fund's net assets
Oil & Gas	39.1%
Gas Utilities	23.3%
Energy Equipment & Services	15.5%
Electric Utilities	9.3%
Multi-Utilities & Unregulated Power	1.9%
All Others*	10.9%
* Includes short-term investments and net other assets.

Semiannual Report

Natural Gas Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Douglas Nigen, Portfolio Manager of Fidelity Select Natural Gas Portfolio

Q. How did the fund perform, Doug?

A. The fund fell during the period but outperformed its benchmarks. During the six-month period that ended August 31, 2002, the fund returned -3.42%. This result surpassed that of the broader stock market, as measured by the Standard & Poor's 500 Index, which returned -16.60% during the same period. In addition, the fund handily beat the Goldman Sachs Natural Resources Index - an index of 111 stocks designed to measure the performance of companies in the natural resources sector - which fell 12.18%. During the 12 months that ended August 31, 2002, the fund declined 12.01%, the S&P 500 fell 18.00% and the Goldman Sachs index dropped 14.80%.

Q. Why did the fund beat the S&P 500 and the Goldman Sachs index during the past six months?

A. The past six months were a difficult time for the broad stock market, as measured by the S&P 500, and many investors looked to energy companies as a potential safe haven. Also, commodity prices were relatively high during the period, with oil prices as high as $30 per barrel and natural gas trading at well over $3 per thousand cubic feet. The high prices meant stronger earnings for energy companies and provided support to stock prices during a challenging investment environment. The Goldman Sachs index was further hurt by the weak performance of energy traders, which we underweighted.

Q. What was your approach to managing the fund during this time?

A. I'd summarize it this way - negative on natural gas companies, positive on oil companies and negative on energy traders. I was negative on natural gas because gas inventories continued to rise and, in my opinion, supplies grew too large to justify continued high prices. I was more positive about oil stocks because I believed conditions were in place for prices to remain high. OPEC, the Organization of the Petroleum Exporting Countries, was successfully managing supply, while concerns about military conflict in Iraq, a major oil-producing nation, also added to prices. Finally, I continued to underweight the energy traders, a group of companies that, in the post-Enron era, continue to suffer from a difficult operating and credit environment.

Q. Can you mention some stocks that helped the fund?

A. One good performer was CNOOC, a China-based oil and gas exploration and production company. CNOOC's stock benefited from high oil prices as well as from continued success in exploration from both internal and joint-venture projects. Several Canadian gas exploration and production companies boosted fund returns as well - Talisman Energy and Canadian Natural Resources, for example. Canadian gas companies continued to benefit from consolidation activity, and they have recently enjoyed better results than many of their U.S. competitors. In response, I overweighted the sector - a decision that helped fund returns. Also helping results was an investment in Dominion Resources, an electricity and natural gas provider that benefited from its strong balance sheet and predictable earnings.

Q. What about examples of poor performers?

A. Spinnaker Exploration, a relatively small gas exploration and production company, was a disappointment. Spinnaker's stock suffered when the company announced its production growth for 2002 would fall short of the company's goal. The shortfall was due to a slower-than-planned ramp-up of new projects. The fund was also hurt by positions in a few companies with some energy-trading exposure, such as El Paso and Duke Energy. As I mentioned, energy traders have been extremely poor-performing investments since Enron's collapse. I underweighted El Paso and Duke Energy relative to the Goldman Sachs benchmark, but invested in both because I thought they were less risky than others. El Paso is a well-diversified business with substantial pipeline and exploration and production operations, while Duke Energy maintains an exceptionally strong balance sheet. Nevertheless, these stocks performed poorly on an absolute basis and brought down fund results during the reporting period.

Q. What's your outlook, Doug?

A. I think the fundamentals support a continued strong environment for oil prices, although perhaps not as high as $30 per barrel. In addition, conditions appear to be brightening for natural gas prices. Late in the reporting period, natural gas inventories started to grow at a slower pace than had been recently seen, and became more in balance with the weaker demand environment. If that trend continues, it could create a favorable price situation this winter, because demand usually picks up with the cold weather. In such an environment, I would favor companies that would benefit the most from a rise in natural gas prices.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Note to shareholders: Effective October 1, 2002, Naved Khan became Portfolio Manager of Fidelity Select Natural Gas Portfolio.

Fund Facts

Start date: April 21, 1993

Fund number: 513

Trading symbol: FSNGX

Size: as of August 31, 2002, more than $148 million

Manager: Douglas Nigen, since 2001; manager, Fidelity Select Automotive Portfolio, 1999-2001; analyst, various industries, since 1997; joined Fidelity in 1997

3

Semiannual Report

Natural Gas Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 88.7%
	Shares	Value (Note 1)
ELECTRIC UTILITIES - 9.3%
Dominion Resources, Inc.	192,700	$ 12,084,216
Wisconsin Energy Corp.	64,800	1,646,568
TOTAL ELECTRIC UTILITIES		13,730,784
ENERGY EQUIPMENT & SERVICES - 15.5%
Cooper Cameron Corp. (a)	95,920	4,301,053
Diamond Offshore Drilling, Inc.	77,100	1,722,414
ENSCO International, Inc.	101,500	2,707,005
GlobalSantaFe Corp.	131,553	2,894,166
Grey Wolf, Inc. (a)	161,800	520,996
Noble Corp. (a)	87,300	2,712,411
Pride International, Inc. (a)	53,800	719,844
Rowan Companies, Inc.	64,700	1,331,526
Smith International, Inc. (a)	19,360	628,232
Transocean, Inc.	164,900	4,040,050
Weatherford International Ltd. (a)	35,502	1,449,902
TOTAL ENERGY EQUIPMENT & SERVICES		23,027,599
GAS UTILITIES - 22.4%
El Paso Corp.	143,538	2,427,228
Energen Corp.	27,800	736,978
KeySpan Corp.	104,500	3,661,680
Kinder Morgan Management LLC	48,345	1,547,523
Kinder Morgan, Inc.	239,258	9,855,037
National Fuel Gas Co.	32,800	665,184
New Jersey Resources Corp.	23,250	726,563
NiSource, Inc.	81,872	1,628,434
Northwest Natural Gas Co.	22,900	642,345
ONEOK, Inc.	21,800	421,612
Peoples Energy Corp.	8,700	290,754
Piedmont Natural Gas Co., Inc.	24,261	873,153
Sempra Energy	137,900	3,310,979
Southern Union Co.	29,387	393,786
TransCanada PipeLines Ltd.	407,800	6,055,141
TOTAL GAS UTILITIES		33,236,397
METALS & MINING - 0.5%
Massey Energy Corp.	83,000	676,450
MULTI-UTILITIES & UNREGULATED POWER - 1.9%
Energy East Corp.	57,400	1,200,808
SCANA Corp.	55,700	1,558,486
TOTAL MULTI-UTILITIES & UNREGULATED POWER		2,759,294
OIL & GAS - 39.1%
Anadarko Petroleum Corp.	19,170	855,749
Apache Corp.	73,737	4,059,959
Bonavista Petroleum Ltd. (a)	29,500	614,938
BP PLC sponsored ADR	101,338	4,742,618
Canadian Natural Resources Ltd.	48,100	1,595,004

	Shares	Value (Note 1)
ChevronTexaco Corp.	37,240	$ 2,853,701
CNOOC Ltd. sponsored ADR	84,100	2,380,030
Conoco, Inc.	20,300	498,365
Denbury Resources, Inc. (a)	44,900	427,897
Devon Energy Corp.	24,500	1,151,500
EnCana Corp.	345,508	10,145,184
EOG Resources, Inc.	10,600	369,304
Equitable Resources, Inc.	69,700	2,450,652
Hurricane Hydrocarbons Class A	125,200	1,244,692
Kerr-McGee Corp.	8,600	402,910
Murphy Oil Corp.	48,100	4,119,765
Ocean Energy, Inc.	116,300	2,437,648
Penn West Petroleum Ltd. (a)	32,700	813,987
Pogo Producing Co.	39,500	1,297,575
Spinnaker Exploration Co. (a)	71,500	2,190,760
Suncor Energy, Inc.	58,000	1,047,207
Talisman Energy, Inc.	154,700	6,426,733
Ultra Petroleum Corp. (a)	121,350	980,700
Unocal Corp.	117,700	3,892,339
Westport Resources Corp. (a)	51,700	943,525
TOTAL OIL & GAS		57,942,742
TOTAL COMMON STOCKS (Cost $127,614,573)		131,373,266
Convertible Preferred Stocks - 0.9%

GAS UTILITIES - 0.9%
El Paso Corp. $4.50 (Cost $1,370,996)	30,700	1,353,870
Money Market Funds - 11.2%

Fidelity Cash Central Fund, 1.85% (b) (Cost $16,556,985)	16,556,985	16,556,985
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $145,542,554)		149,284,121
NET OTHER ASSETS - (0.8)%		(1,200,576)
NET ASSETS - 100%		$ 148,083,545
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $40,877,341 and $70,017,474, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,714 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	71.8%
Canada	19.6
Cayman Islands	3.8
United Kingdom	3.2
Hong Kong	1.6
100.0%
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $17,573,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $24,559,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $145,542,554) - See accompanying schedule		$ 149,284,121
Receivable for fund shares sold		52,664
Dividends receivable		249,563
Interest receivable		17,308
Redemption fees receivable		943
Other receivables		164
Total assets		149,604,763
Liabilities
Payable for investments purchased	$ 1,001,815
Payable for fund shares redeemed	360,430
Accrued management fee	70,236
Other payables and accrued expenses	88,737
Total liabilities		1,521,218
Net Assets		$ 148,083,545
Net Assets consist of:
Paid in capital		$ 188,501,767
Undistributed net investment income		566,468
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(44,726,449)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,741,759
Net Assets, for 8,567,715 shares outstanding		$ 148,083,545
Net Asset Value and redemption price per share ($148,083,545 ÷ 8,567,715 shares)		$ 17.28
Maximum offering price per share (100/97.00 of $17.28)		$ 17.81

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 1,547,317
Interest		119,265
Security lending		28,043
Total income		1,694,625
Expenses
Management fee	$ 528,183
Transfer agent fees	507,206
Accounting and security lending fees	60,138
Non-interested trustees' compensation	314
Custodian fees and expenses	8,169
Registration fees	30,124
Audit	9,273
Legal	571
Miscellaneous	2,562
Total expenses before reductions	1,146,540
Expense reductions	(25,277)	1,121,263
Net investment income (loss)		573,362
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,166,349)
Foreign currency transactions	8,037
Total net realized gain (loss)		(2,158,312)
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,711,180)
Assets and liabilities in foreign currencies	110
Total change in net unrealized appreciation (depreciation)		(3,711,070)
Net gain (loss)		(5,869,382)
Net increase (decrease) in net assets resulting from operations		$ (5,296,020)
Other Information
Sales charges paid to FDC		$ 96,803
Deferred sales charges withheld by FDC		$ 455
Exchange fees withheld by FSC		$ 5,670

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Natural Gas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 573,362	$ 2,025,705
Net realized gain (loss)	(2,158,312)	(41,302,929)
Change in net unrealized appreciation (depreciation)	(3,711,070)	(42,981,511)
Net increase (decrease) in net assets resulting from operations	(5,296,020)	(82,258,735)
Distributions to shareholders from net investment income	(219,133)	(486,155)
Distributions to shareholders from net realized gain	-	(2,456,569)
Total distributions	(219,133)	(2,942,724)
Share transactions Net proceeds from sales of shares	48,605,924	242,861,380
Reinvestment of distributions	209,014	2,855,131
Cost of shares redeemed	(80,951,927)	(396,297,503)
Net increase (decrease) in net assets resulting from share transactions	(32,136,989)	(150,580,992)
Redemption fees	50,737	300,051
Total increase (decrease) in net assets	(37,601,405)	(235,482,400)
Net Assets
Beginning of period	185,684,950	421,167,350
End of period (including undistributed net investment income of $566,468 and undistributed net investment income of $1,899,596, respectively)	$ 148,083,545	$ 185,684,950
Other Information Shares
Sold	2,565,809	10,916,829
Issued in reinvestment of distributions	10,892	122,603
Redeemed	(4,375,221)	(18,776,559)
Net increase (decrease)	(1,798,520)	(7,737,127)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 17.91	$ 23.26	$ 15.21	$ 10.59	$ 13.22	$ 12.50
Income from Investment Operations
Net investment income (loss) E	.06	.14	.10	-	.12 H	(.05)
Net realized and unrealized gain (loss)	(.68)	(5.35)	8.22	4.68	(2.68)	1.06
Total from investment operations	(.62)	(5.21)	8.32	4.68	(2.56)	1.01
Distributions from net investment income	(.02)	(.03)	(.04)	(.09)	(.10)	-
Distributions from net realized gain	-	(.13)	(.30)	-	-	(.30)
Distributions in excess of net realized gain	-	-	-	-	-	(.03)
Total distributions	(.02)	(.16)	(.34)	(.09)	(.10)	(.33)
Redemption fees added to paid in capital E	.01	.02	.07	.03	.03	.04
Net asset value, end of period	$ 17.28	$ 17.91	$ 23.26	$ 15.21	$ 10.59	$ 13.22
Total Return B, C, D	(3.42)%	(22.47)%	55.49%	44.70%	(19.17)%	8.74%
Ratios to Average Net Assets F
Expenses before expense reductions	1.26% A	1.17%	1.15%	1.42%	1.57%	1.82%
Expenses net of voluntary waivers, if any	1.26% A	1.17%	1.15%	1.42%	1.57%	1.82%
Expenses net of all reductions	1.24% A	1.13%	1.10%	1.39%	1.52%	1.78%
Net investment income (loss)	.63% A	.67%	.47%	.03%	.93%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 148,084	$ 185,685	$ 421,167	$ 53,976	$ 36,828	$ 59,866
Portfolio turnover rate	49% A	68%	94%	85%	107%	118%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29. H Investment income per share reflects a special dividend which amounted to $.10 per share.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Natural Resources Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Select Natural Resources	-12.31%	-13.05%	12.45%	27.30%
Select Natural Resources (load adj.)	-14.94%	-15.66%	9.08%	23.48%
S&P 500	-16.60%	-18.00%	9.01%	24.40%
GS Natural Resources	-12.18%	-14.80%	-6.84%	13.06%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 111 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Life of fund
Select Natural Resources	-13.05%	2.38%	4.49%
Select Natural Resources (load adj.)	-15.66%	1.75%	3.91%
S&P 500	-18.00%	1.74%	4.05%
GS Natural Resources	-14.80%	-1.41%	2.26%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Resources Portfolio on March 3, 1997 when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $12,348 - a 23.48% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $12,440 - a 24.40% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
ChevronTexaco Corp.	8.6
Phillips Petroleum Co.	4.7
Conoco, Inc.	4.0
BP PLC sponsored ADR	3.7
Schlumberger Ltd. (NY Shares)	3.6
Exxon Mobil Corp.	3.1
Alcoa, Inc.	2.9
Royal Dutch Petroleum Co. (NY Shares)	2.7
Suncor Energy, Inc.	2.6
Weatherford International Ltd.	2.6
38.5
Top Industries as of August 31, 2002
% of fund's net assets
Oil & Gas	47.1%
Energy Equipment & Services	26.5%
Metals & Mining	10.1%
Paper & Forest Products	3.6%
Gas Utilities	2.0%
All Others*	10.7%
* Includes short-term investments and net other assets.

Semiannual Report

Natural Resources Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

John Porter, Portfolio Manager of Fidelity Select Natural Resources Portfolio

Q. How did the fund perform, John?

A. For the six months ending August 31, 2002, the fund returned -12.31%, compared with -16.60% for the Standard & Poor's 500 Index and -12.18% for the Goldman Sachs Natural Resources Index, an index of 111 stocks designed to measure the performance of companies in the natural resources sector. For the 12 months ending August 31, 2002, the fund had a total return of -13.05%, versus -18.00% and -14.80% for the S&P 500 and the Goldman Sachs index, respectively.

Q. What factors influenced the fund's return versus the Goldman Sachs index during the six-month period?

A. On the negative side, overweighting the drilling and equipment-and-services segments of the energy sector detracted from performance, as they underperformed the stocks of large integrated energy companies, exploration and production firms, gas utilities and pipeline companies. Underweighting gold stocks for most of the period also detracted from our performance compared with the Goldman Sachs index. A falling U.S. dollar and a weak stock market prompted investors to buy gold and gold stocks aggressively. Underweighting energy traders, which performed badly in the wake of Enron's bankruptcy, proved to be the most important factor helping the fund perform about in line with the Goldman Sachs index. The Enron debacle triggered questions about some of the accounting techniques used by energy trading firms and stoked investors' concerns about their high levels of debt.

Q. Why did energy stocks decline at a time when the prices of crude oil and gas rose?

A. A sagging stock market was largely responsible, as all 10 sectors tracked by Standard & Poor's registered losses during the period. Energy was actually the third-best performer, behind financials and consumer staples. Persistently weak economic data and concerns about corporate governance issues were the main factors that drove the S&P 500 down to levels not seen since 1997. Also, I think investors took the rise in energy prices less seriously than they normally would have because there was a perception that a lot of the advance was driven by the possibility of war with Iraq, which was viewed as strictly a short-term influence.

Q. Which stocks contributed to the fund's returns?

A. Noble helped our performance, as the drilling company weathered the recent downturn in exploration activity better than most of its competitors and even managed to gain market share. Another positive contributor, Occidental Petroleum, strengthened when the market began to recognize the company's potential for increased return on capital and growth, due to a series of acquisitions and divestitures during the past several years that significantly upgraded the quality of its oil and gas assets. CNOOC is a Chinese exploration play. The company's attractive offshore assets and solid production growth buoyed its share price.

Q. Which stocks detracted from performance?

A. The largest detractor by a considerable margin was Schlumberger, a large, diversified energy services firm. The company's primary problem was its acquisition of technology outsourcing company Sema Group, a move that coincided with the peak of the technology bubble. Since then, Sema has been a drag on Schlumberger's performance. Two aluminum stocks, Alcoa and Alcan, also were a drag on our performance. Aluminum stocks tend to be sensitive to overall economic growth, which remained weaker than I expected. Another detractor was El Paso, a gas utility. The company's energy trading activities scared off some investors, but I believed many people overlooked its diversified mix of businesses and the fact that a substantial percentage of its revenues come from gas fields and pipeline operations. Also turning in a disappointing performance was the fund's largest holding - ChevronTexaco. Despite the company's uneven financial results during the past several quarters, I continued to like the longer-term potential of the merger of Chevron and Texaco.

Q. What's your outlook, John?

A. While demand for crude oil remains soft due to weak economic growth, the Organization of Petroleum Exporting Countries, or OPEC, has done a good job of keeping a lid on production, which has helped to support the price of crude oil. On the natural gas side, a lot depends on the weather. Chances are we'll see colder temperatures and higher demand this winter than last, when North America experienced unusually warm weather. That scenario should bode well for natural gas stocks. Base metals could continue to struggle until the economy starts growing more robustly. Meanwhile, I plan to underweight paper and forest products investments as long as valuations remain unattractive and overcapacity is a problem in that industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: March 3, 1997

Fund number: 514

Trading symbol: FNARX

Size: as of August 31, 2002, more than $27 million

Manager: John Porter, since March 2002; manager, Fidelity Select Energy Portfolio and Fidelity Advisor Natural Resources Fund, since 2002; several Fidelity Select Portfolios, 1996-2002; joined Fidelity in 1995

3

Semiannual Report

Natural Resources Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.2%
	Shares	Value (Note 1)
CONTAINERS & PACKAGING - 0.9%
Packaging Corp. of America (a)	6,300	$ 118,629
Smurfit-Stone Container Corp. (a)	8,600	120,572
TOTAL CONTAINERS & PACKAGING		239,201
DIVERSIFIED FINANCIALS - 0.0%
William Multi-Tech, Inc. warrants 2/15/03 (a)(c)	15,750	0
ENERGY EQUIPMENT & SERVICES - 26.5%
Baker Hughes, Inc.	18,390	505,725
BJ Services Co. (a)	7,500	228,750
Cal Dive International, Inc. (a)	2,700	50,355
Cooper Cameron Corp. (a)	8,600	385,624
Diamond Offshore Drilling, Inc.	8,600	192,124
Dril-Quip, Inc. (a)	1,300	25,233
ENSCO International, Inc.	17,000	453,390
Global Industries Ltd. (a)	5,500	26,840
GlobalSantaFe Corp.	13,483	296,626
Grant Prideco, Inc. (a)	13,900	136,359
Grey Wolf, Inc. (a)	21,800	70,196
Halliburton Co.	7,200	109,440
Helmerich & Payne, Inc.	800	29,168
Hydril Co. (a)	2,200	59,950
Key Energy Services, Inc. (a)	1,700	13,940
Nabors Industries Ltd. (a)	8,800	290,576
National-Oilwell, Inc. (a)	11,500	217,580
Newpark Resources, Inc. (a)	8,000	32,960
Noble Corp. (a)	17,600	546,832
Oceaneering International, Inc. (a)	1,800	44,514
Patterson-UTI Energy, Inc. (a)	4,400	109,912
Precision Drilling Corp. (a)	5,600	181,135
Pride International, Inc. (a)	9,100	121,758
Rowan Companies, Inc.	8,600	176,988
Schlumberger Ltd. (NY Shares)	22,426	969,027
Smith International, Inc. (a)	17,200	558,140
Tidewater, Inc.	5,100	145,350
Transocean, Inc.	12,981	318,035
Trican Well Service Ltd. (a)	400	4,397
Varco International, Inc. (a)	7,800	137,514
W-H Energy Services, Inc. (a)	4,500	70,470
Weatherford International Ltd. (a)	17,095	698,160
TOTAL ENERGY EQUIPMENT & SERVICES		7,207,068
GAS UTILITIES - 2.0%
El Paso Corp.	15,800	267,178
Kinder Morgan Management LLC	1,800	57,618
Kinder Morgan, Inc.	5,600	230,664
TOTAL GAS UTILITIES		555,460

	Shares	Value (Note 1)
METALS & MINING - 10.1%
Alcan, Inc.	14,400	$ 404,264
Alcoa, Inc.	31,900	800,371
Arch Coal, Inc.	2,000	36,600
Barrick Gold Corp.	19,700	319,046
Century Aluminum Co.	7,500	68,175
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	14,963	245,244
Goldcorp, Inc.	15,200	154,525
Massey Energy Corp.	2,900	23,635
Newmont Mining Corp. Holding Co.	21,100	601,139
Phelps Dodge Corp.	2,800	90,468
TOTAL METALS & MINING		2,743,467
OIL & GAS - 47.1%
Amerada Hess Corp.	5,100	372,810
Apache Corp.	3,300	181,698
BP PLC sponsored ADR	21,464	1,004,515
Burlington Resources, Inc.	5,900	226,973
Chesapeake Energy Corp. (a)	5,600	32,760
ChevronTexaco Corp.	30,416	2,330,779
CNOOC Ltd. sponsored ADR	2,500	70,750
Conoco, Inc.	44,051	1,081,452
Devon Energy Corp.	7,800	366,600
EnCana Corp.	14,342	421,125
ENI Spa sponsored ADR	800	60,320
EOG Resources, Inc.	6,500	226,460
Exxon Mobil Corp.	23,396	829,388
Kerr-McGee Corp.	3,100	145,235
Murphy Oil Corp.	3,200	274,080
Newfield Exploration Co. (a)	1,800	61,020
Occidental Petroleum Corp.	20,300	602,910
Ocean Energy, Inc.	6,400	134,144
Phillips Petroleum Co.	24,280	1,276,642
Pioneer Natural Resources Co. (a)	3,600	89,604
Pogo Producing Co.	3,700	121,545
Premcor, Inc.	6,300	120,519
Royal Dutch Petroleum Co. (NY Shares)	16,100	727,720
Spinnaker Exploration Co. (a)	3,100	94,984
Suncor Energy, Inc.	38,900	702,351
Sunoco, Inc.	4,200	149,016
Talisman Energy, Inc.	8,800	365,580
Tom Brown, Inc. (a)	1,500	36,450
TotalFinaElf SA sponsored ADR	1,700	121,244
Unocal Corp.	7,000	231,490
Valero Energy Corp.	11,300	366,911
TOTAL OIL & GAS		12,827,075
PAPER & FOREST PRODUCTS - 3.6%
Bowater, Inc.	600	24,528
International Paper Co.	12,900	485,685
MeadWestvaco Corp.	6,789	158,116
Common Stocks - continued
	Shares	Value (Note 1)
PAPER & FOREST PRODUCTS - CONTINUED
Slocan Forest Products Ltd.	9,000	$ 45,488
TimberWest Forest Corp. unit	3,200	26,272
Wausau-Mosinee Paper Corp.	1,400	13,580
Weyerhaeuser Co.	4,200	228,942
TOTAL PAPER & FOREST PRODUCTS		982,611
TOTAL COMMON STOCKS (Cost $25,782,514)		24,554,882
Money Market Funds - 9.3%

Fidelity Cash Central Fund, 1.85% (b) (Cost $2,539,463)	2,539,463	2,539,463
Cash Equivalents - 0.2%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.81%, dated 8/30/02 due 9/3/02 (Cost $44,000)	$ 44,009	44,000
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $28,365,977)		27,138,345
NET OTHER ASSETS - 0.3%		74,164
NET ASSETS - 100%		$ 27,212,509
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $0 or 0.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $14,882,803 and $12,370,811, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $229 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	76.3%
Canada	9.7
United Kingdom	3.7
Netherlands Antilles	3.6
Cayman Islands	3.1
Netherlands	2.7
Others (individually less than 1%)	0.9
100.0%
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $733,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $1,038,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $44,000) (cost $28,365,977) - See accompanying schedule		$ 27,138,345
Cash		390
Receivable for fund shares sold		92,093
Dividends receivable		69,024
Interest receivable		3,061
Redemption fees receivable		138
Other receivables		169
Total assets		27,303,220
Liabilities
Payable for fund shares redeemed	$ 50,582
Accrued management fee	12,813
Other payables and accrued expenses	27,316
Total liabilities		90,711
Net Assets		$ 27,212,509
Net Assets consist of:
Paid in capital		$ 30,932,189
Undistributed net investment income		3,405
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,495,454)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,227,631)
Net Assets, for 2,430,837 shares outstanding		$ 27,212,509
Net Asset Value and redemption price per share ($27,212,509 ÷ 2,430,837 shares)		$ 11.19
Maximum offering price per share (100/97.00 of $11.19)		$ 11.54

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 237,199
Interest		16,933
Security lending		476
Total income		254,608
Expenses
Management fee	$ 88,490
Transfer agent fees	99,751
Accounting and security lending fees	30,445
Non-interested trustees' compensation	51
Custodian fees and expenses	6,813
Registration fees	9,352
Audit	6,575
Legal	87
Miscellaneous	173
Total expenses before reductions	241,737
Expense reductions	(3,858)	237,879
Net investment income (loss)		16,729
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(512,535)
Foreign currency transactions	538
Total net realized gain (loss)		(511,997)
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,585,562)
Assets and liabilities in foreign currencies	11
Total change in net unrealized appreciation (depreciation)		(3,585,551)
Net gain (loss)		(4,097,548)
Net increase (decrease) in net assets resulting from operations		$ (4,080,819)
Other Information
Sales charges paid to FDC		$ 32,155
Deferred sales charges withheld by FDC		$ 13
Exchange fees withheld by FSC		$ 488

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Natural Resources Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,729	$ 91,731
Net realized gain (loss)	(511,997)	(1,835,822)
Change in net unrealized appreciation (depreciation)	(3,585,551)	(342,723)
Net increase (decrease) in net assets resulting from operations	(4,080,819)	(2,086,814)
Distributions to shareholders from net investment income	(49,916)	(17,824)
Distributions to shareholders from net realized gain	-	(712,949)
Total distributions	(49,916)	(730,773)
Share transactions Net proceeds from sales of shares	15,275,246	23,663,821
Reinvestment of distributions	48,426	710,843
Cost of shares redeemed	(11,955,911)	(16,623,281)
Net increase (decrease) in net assets resulting from share transactions	3,367,761	7,751,383
Redemption fees	13,447	22,049
Total increase (decrease) in net assets	(749,527)	4,955,845
Net Assets
Beginning of period	27,962,036	23,006,191
End of period (including undistributed net investment income of $3,405 and undistributed net investment income of $76,616, respectively)	$ 27,212,509	$ 27,962,036
Other Information Shares
Sold	1,198,421	1,774,858
Issued in reinvestment of distributions	3,769	51,510
Redeemed	(958,482)	(1,270,117)
Net increase (decrease)	243,708	556,251

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.78	$ 14.11	$ 11.71	$ 7.89	$ 10.46	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.05	.04	(.02)	(.05)	(.09)
Net realized and unrealized gain (loss)	(1.59)	(.98)	3.33	3.80	(2.54)	.76
Total from investment operations	(1.58)	(.93)	3.37	3.78	(2.59)	.67
Distributions from net investment income	(.02)	(.01)	(.01)	-	-	-
Distributions from net realized gain	-	(.40)	(.99)	-	-	(.26)
Total distributions	(.02)	(.41)	(1.00)	-	-	(.26)
Redemption fees added to paid in capital E	.01	.01	.03	.04	.02	.05
Net asset value, end of period	$ 11.19	$ 12.78	$ 14.11	$ 11.71	$ 7.89	$ 10.46
Total Return B, C, D	(12.31)%	(6.73)%	29.57%	48.42%	(24.57)%	7.30%
Ratios to Average Net Assets F
Expenses before expense reductions	1.59% A	1.61%	1.70%	1.89%	3.20%	3.79% A
Expenses net of voluntary waivers, if any	1.59% A	1.61%	1.70%	1.89%	2.50%	2.50% A
Expenses net of all reductions	1.56% A	1.56%	1.67%	1.85%	2.47%	2.48% A
Net investment income (loss)	.11% A	.36%	.29%	(.17)%	(.54)%	(.86)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,213	$ 27,962	$ 23,006	$ 14,057	$ 5,134	$ 7,520
Portfolio turnover rate	87% A	115%	138%	164%	155%	165% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29. H For the period March 3, 1997 (commencement of operations) to February 28, 1998.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Paper and Forest Products Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Paper and Forest Products	-11.05%	-10.00%	13.69%	161.56%
Select Paper and Forest Products (load adj.)	-13.72%	-12.70%	10.28%	153.72%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Natural Resources	-12.18%	-14.80%	-6.84%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 111 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Paper and Forest Products	-10.00%	2.60%	10.09%
Select Paper and Forest Products (load adj.)	-12.70%	1.98%	9.76%
S&P 500	-18.00%	1.74%	10.39%
GS Natural Resources	-14.80%	-1.41%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Paper and Forest Products Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $25,372 - a 153.72% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Packaging Corp. of America	9.4
Pactiv Corp.	8.2
Avery Dennison Corp.	8.0
Weyerhaeuser Co.	5.6
Smurfit-Stone Container Corp.	5.3
Bemis Co., Inc.	5.2
Cascades, Inc.	4.4
Owens-Illinois, Inc.	4.4
Kimberly-Clark Corp.	3.1
Pulte Homes, Inc.	3.0
56.6
Top Industries as of August 31, 2002
% of fund's net assets
Containers & Packaging	40.5%
Paper & Forest Products	28.7%
Commercial Services & Supplies	8.0%
Household Durables	5.3%
Household Products	3.1%
All Others*	14.4%
* Includes short-term investments and net other assets.

Semiannual Report

Paper and Forest Products Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Vincent Rivers, Portfolio Manager of Fidelity Select Paper and Forest Products Portfolio

Q. How did the fund perform, Vince?

A. For the six months ending August 31, 2002, the fund returned -11.05%, outperforming the -16.60% mark of the Standard & Poor's 500 Index and the 12.18% decline of the Goldman Sachs Natural Resources Index - an index of 111 stocks designed to measure the performance of companies in the natural resources sector. For the 12 months ending August 31, 2002, the fund returned -10.00%, while the S&P 500 and Goldman Sachs indexes fell 18.00% and 14.80%, respectively.

Q. What drove paper and forest product stocks during the six-month period?

A. Following a strong cyclical rally heading into the period, most paper stocks wilted on signs of much weaker-than-expected economic growth, declining sales volumes and pricing, poorer management of supplies and widespread asbestos fears. The forest products industry suffered a similar fate, hurt by the economic downturn, higher energy costs and volatile lumber prices due to the long-standing trade dispute between Canada and the U.S. Despite continued strong demand from a red-hot housing market - spurred by record-low interest rates - lumber prices eroded as Canadian producers increased their production and shipments during the summer to counteract duties applied on U.S. imports. Conversely, the packaging group fared relatively well. Paper packaging stocks, while plagued by weak paper prices, held up better due to their lack of asbestos exposure, defensive orientation and reasonable valuations. Metal and glass container stocks also benefited as a safe haven in a tough climate, as well as from positive sales volume trends and pricing in the beverage industry.

Q. Why did the fund top the Goldman Sachs index?

A. Despite having no exposure to energy stocks - by far the largest and top-performing industry component in the natural resources sector during the past six months and which benefited from higher oil and natural gas prices - favorable security and market selection helped the fund outperform the index. Assuming a more defensive posture early in the period was key, as the prospects for a strong near-term economic recovery faded. I rotated some assets out of paper stocks - which I felt had moved too far, too fast in the absence of improving fundamentals - and into more packaging stocks, which tend to be less volatile and less subject to cyclical forces in the economy. That was an effective strategy, as skittish investors gravitated to food and beverage container makers, such as fund holdings Silgan Holdings and Ball, both of which offered solid fundamentals and limited downside risk.

Q. Could you expand on your defensive positioning?

A. Despite maintaining a heavy weighting in paper stocks, the fund's holdings outperformed those in the index by more than 14 percentage points. I achieved this advantage by owning higher-quality companies that tend to deliver steady results in a tough market and that have limited and quantifiable asbestos exposure. A good example would be Cascades, a packaging play, which benefited from its ability to control supplies and maintain pricing levels as demand weakened. Similarly, several other containerboard makers, such as Packaging Corporation of America, also bucked the market downturn and performed well for us. Kimberly-Clark was another good defensive stock, helped by strength in its consumer tissue and personal care products. Conversely, we had a handful of stocks that didn't work. Notable detractors included glass container giant Owens-Illinois, which also was hurt by asbestos litigation, while the delayed recovery in paper prices felled Bowater and Buckeye Technologies.

Q. What other strategies did you pursue?

A. I owned a handful of highly cyclical stocks that I felt could beat their earnings expectations and outperform even without much fundamental improvement, simply because their year-over-year comparisons were becoming so easy. This strategy worked with school and office products maker Avery Dennison, which benefited from a favorable acquisition and a pickup in the rollout of new office superstores. The fund also was successful with Pactiv, a provider of specialty packaging products, which rode productivity gains and strong volume and profit growth in its Hefty bag business, due in part to innovative new products. However, we weren't as fortunate with Sealed Air, the maker of Bubble-Wrap and other protective packaging materials, which plunged on a disappointing court ruling involving asbestos stemming from an earlier acquisition. I sold the stock prior to period end.

Q. What's your outlook?

A. I'll be looking to slowly increase the fund's paper exposure in the coming months, given that paper prices and volumes seem to be nearing a bottom and stock valuations have become more appealing. At the end of the period, packaging stocks still offered decent upside, although some of the more defensive names have become relatively expensive. Given that, I also could eventually become more aggressive within the packaging space.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 30, 1986

Fund number: 506

Trading symbol: FSPFX

Size: as of August 31, 2002, more than $22 million

Manager: Vincent Rivers, since 2001; analyst, packaging and container industry, since 2001; joined Fidelity in 2000

3

Semiannual Report

Paper and Forest Products Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 87.3%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 8.0%
Avery Dennison Corp.	29,000	$ 1,830,480
CONTAINERS & PACKAGING - 39.4%
Ball Corp.	10,025	499,345
Bemis Co., Inc.	22,500	1,192,050
Caraustar Industries, Inc.	8,029	85,107
Owens-Illinois, Inc. (a)	86,200	1,008,540
Packaging Corp. of America (a)	115,200	2,169,216
Pactiv Corp. (a)	104,000	1,888,640
Rock-Tenn Co. Class A	10,700	174,410
Silgan Holdings, Inc. (a)	2,800	88,508
Smurfit-Stone Container Corp. (a)	86,870	1,217,917
Sonoco Products Co.	8,200	193,356
Temple-Inland, Inc.	10,277	525,669
TOTAL CONTAINERS & PACKAGING		9,042,758
HOUSEHOLD DURABLES - 5.3%
D.R. Horton, Inc.	25,449	528,321
Pulte Homes, Inc.	14,600	697,004
TOTAL HOUSEHOLD DURABLES		1,225,325
HOUSEHOLD PRODUCTS - 3.1%
Kimberly-Clark Corp.	12,000	718,080
MACHINERY - 1.0%
Albany International Corp. Class A	10,400	227,760
PAPER & FOREST PRODUCTS - 28.7%
Aracruz Celulose SA sponsored ADR	23,900	423,030
Bowater, Inc.	6,000	245,280
Buckeye Technologies, Inc. (a)	1,300	9,347
Canfor Corp.	55,900	340,972
Cascades, Inc.	90,600	1,016,352
Georgia-Pacific Group	23,700	498,885
International Paper Co.	18,000	677,700
Louisiana-Pacific Corp.	26,600	206,150
Nexfor, Inc.	43,200	232,196
P.H. Glatfelter Co.	11,500	156,975
Rayonier, Inc.	4,600	224,020
Sappi Ltd. sponsored ADR	38,300	473,005
Slocan Forest Products Ltd.	44,480	224,811
Svenska Cellulosa AB (SCA) (B Shares)	5,500	188,051
Taiga Forest Products Ltd.	18,000	72,157
Wausau-Mosinee Paper Corp.	8,300	80,510
West Fraser Timber Co. Ltd.	10,900	251,124
Weyerhaeuser Co.	23,418	1,276,515
TOTAL PAPER & FOREST PRODUCTS		6,597,080
REAL ESTATE - 1.8%
Plum Creek Timber Co., Inc.	15,700	404,118
TOTAL COMMON STOCKS (Cost $19,988,952)		20,045,601
Convertible Preferred Stocks - 1.1%
	Shares	Value (Note 1)
CONTAINERS & PACKAGING - 1.1%
Temple-Inland, Inc. $3.75 (Cost $273,260)	5,300	$ 263,781
Money Market Funds - 4.6%

Fidelity Cash Central Fund, 1.85% (b)	561,326	561,326
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	495,000	495,000
TOTAL MONEY MARKET FUNDS (Cost $1,056,326)		1,056,326
Cash Equivalents - 6.1%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.81%, dated 8/30/02 due 9/3/02 (Cost $1,399,000)	$ 1,399,281	1,399,000
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $22,717,538)		22,764,708
NET OTHER ASSETS - 0.9%		199,166
NET ASSETS - 100%		$ 22,963,874
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $26,561,706 and $26,456,530, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,230 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.0%
Canada	9.3
South Africa	2.1
Brazil	1.8
Others (individually less than 1%)	0.8
100.0%
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $6,575,000 of which $1,443,000, $1,575,000 and $3,557,000 will expire on February 28, 2007, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $787,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Paper and Forest Products Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $467,100 and repurchase agreements of $1,399,000) (cost $22,717,538) - See accompanying schedule		$ 22,764,708
Cash		182
Receivable for investments sold		732,545
Receivable for fund shares sold		83,513
Dividends receivable		48,537
Interest receivable		1,190
Redemption fees receivable		34
Other receivables		129
Total assets		23,630,838
Liabilities
Payable for investments purchased	$ 9,273
Payable for fund shares redeemed	123,471
Accrued management fee	11,453
Other payables and accrued expenses	27,767
Collateral on securities loaned, at value	495,000
Total liabilities		666,964
Net Assets		$ 22,963,874
Net Assets consist of:
Paid in capital		$ 31,943,645
Undistributed net investment income		14,425
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,041,397)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		47,201
Net Assets, for 897,053 shares outstanding		$ 22,963,874
Net Asset Value and redemption price per share ($22,963,874 ÷ 897,053 shares)		$ 25.60
Maximum offering price per share (100/97.00 of $25.60)		$ 26.39

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 231,606
Interest		12,264
Security lending		2,440
Total income		246,310
Expenses
Management fee	$ 85,674
Transfer agent fees	88,160
Accounting and security lending fees	30,530
Non-interested trustees' compensation	55
Custodian fees and expenses	4,241
Registration fees	23,489
Audit	6,524
Legal	71
Miscellaneous	714
Total expenses before reductions	239,458
Expense reductions	(7,573)	231,885
Net investment income (loss)		14,425
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,474,993)
Foreign currency transactions	(11,512)
Total net realized gain (loss)		(1,486,505)
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,080,603)
Assets and liabilities in foreign currencies	(305)
Total change in net unrealized appreciation (depreciation)		(3,080,908)
Net gain (loss)		(4,567,413)
Net increase (decrease) in net assets resulting from operations		$ (4,552,988)
Other Information
Sales charges paid to FDC		$ 69,173
Deferred sales charges withheld by FDC		$ 247
Exchange fees withheld by FSC		$ 600

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Paper and Forest Products Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,425	$ 88,711
Net realized gain (loss)	(1,486,505)	(4,076,500)
Change in net unrealized appreciation (depreciation)	(3,080,908)	1,879,879
Net increase (decrease) in net assets resulting from operations	(4,552,988)	(2,107,910)
Distributions to shareholders from net investment income	-	(116,411)
Share transactions Net proceeds from sales of shares	31,421,818	65,123,917
Reinvestment of distributions	-	109,622
Cost of shares redeemed	(30,021,557)	(52,284,326)
Net increase (decrease) in net assets resulting from share transactions	1,400,261	12,949,213
Redemption fees	40,392	99,216
Total increase (decrease) in net assets	(3,112,335)	10,824,108
Net Assets
Beginning of period	26,076,209	15,252,101
End of period (including undistributed net investment income of $14,425 and $0, respectively)	$ 22,963,874	$ 26,076,209
Other Information Shares
Sold	1,065,488	2,375,816
Issued in reinvestment of distributions	-	4,116
Redeemed	(1,074,354)	(2,084,182)
Net increase (decrease)	(8,866)	295,750

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 28.78	$ 25.00	$ 22.17	$ 18.45	$ 22.66	$ 21.63
Income from Investment Operations
Net investment income (loss) E	.01	.11	.20	.20	(.03)	(.12)
Net realized and unrealized gain (loss)	(3.23)	3.71 H	2.64	3.26	(3.87)	3.13
Total from investment operations	(3.22)	3.82	2.84	3.46	(3.90)	3.01
Distributions from net investment income	-	(.16)	(.15)	-	-	-
Distributions in excess of net investment income	-	-	-	-	-	(.04)
Distributions from net realized gain	-	-	-	-	-	(2.07)
Distributions in excess of net realized gain	-	-	-	-	(.44)	-
Total distributions	-	(.16)	(.15)	-	(.44)	(2.11)
Redemption fees added to paid in capital E	.04	.12	.14	.26	.13	.13
Net asset value, end of period	$ 25.60	$ 28.78	$ 25.00	$ 22.17	$ 18.45	$ 22.66
Total Return B,C,D	(11.05)%	15.82%	13.48%	20.16%	(17.01)%	15.53%
Ratios to Average Net Assets F
Expenses before expense reductions	1.63% A	1.82%	2.10%	1.89%	2.30%	2.18%
Expenses net of voluntary waivers, if any	1.63% A	1.82%	2.10%	1.89%	2.30%	2.18%
Expenses net of all reductions	1.58% A	1.69%	2.03%	1.74%	2.21%	2.15%
Net investment income (loss)	.10% A	.42%	.86%	.85%	(.13)%	(.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,964	$ 26,076	$ 15,252	$ 12,412	$ 10,247	$ 31,384
Portfolio turnover rate	194% A	247%	318%	383%	338%	235%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Business Services and Outsourcing Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Life of fund
Select Business Services and Outsourcing	-22.29%	-16.29%	45.26%
Select Business Services and Outsourcing (load adj.)	-24.62%	-18.80%	40.90%
S&P 500	-16.60%	-18.00%	-3.28%
GS Technology	-31.32%	-36.73%	-23.77%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case six months, one year or since the fund started on February 4, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Life of fund
Select Business Services and Outsourcing	-16.29%	8.51%
Select Business Services and Outsourcing (load adj.)	-18.80%	7.79%
S&P 500	-18.00%	-0.73%
GS Technology	-36.73%	-5.76%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Business Services and Outsourcing Portfolio on February 4, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $14,090 - a 40.90% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,672 - a 3.28% decrease. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
First Data Corp.	12.5
Paychex, Inc.	7.8
Automatic Data Processing, Inc.	5.9
Electronic Data Systems Corp.	5.8
Concord EFS, Inc.	5.6
Viad Corp.	4.6
Omnicom Group, Inc.	4.4
State Street Corp.	4.0
Clear Channel Communications, Inc.	3.9
SunGard Data Systems, Inc.	3.1
57.6
Top Industries as of August 31, 2002
% of fund's net assets
Commercial Services & Supplies	61.0%
IT Consulting & Services	16.0%
Media	9.9%
Diversified Financials	6.5%
Health Care Providers & Services	2.4%
All Others *	4.2%
* Includes short-term investments and net other assets.

Semiannual Report

Business Services and Outsourcing Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

James Morrow, Portfolio Manager of Fidelity Select Business Services and Outsourcing Portfolio

Q. How did the fund perform, James?

A. The fund lost ground, though not as much as the typical technology fund did. During the six months that ended August 31, 2002, the fund returned -22.29%. By comparison, the Goldman Sachs Technology Index - an index of 216 stocks designed to measure the performance of companies in the technology sector - fell 31.32% during the same time span. The broad stock market, as measured by the Standard & Poor's 500 Index, declined 16.60%. During the past 12 months ending August 31, 2002, the fund fared somewhat better, returning -16.29%, while the Goldman Sachs index returned -36.73% and the S&P 500 dropped 18.00%.

Q. Why did the fund outperform the Goldman Sachs index but lag the S&P 500 during the past six months?

A. Technology stocks, such as those found in the Goldman Sachs index, continued to be unpopular investments. Businesses have responded to the recent economic slowdown by curtailing spending on new technologies. With customers harder to come by, tech company earnings - and, with them, stock prices - have suffered. Earnings for business services and outsourcing companies remained reasonably solid during the period. But because their performance was strong until recently, the sector was more highly valued than the typical S&P 500 stock. This imbalance corrected during the period, especially during its second half.

Q. Given recent market conditions, did you make any changes to your management approach?

A. No, I continued to focus on investing in the best service stocks we could identify. Most of our investments could be grouped into two broad categories, data processors and information technology (IT) consultants. During the period, I generally preferred stocks in the first category. Data processing companies tended to do better than the typical IT consulting business, which was more affected by the tech-stock decline. Overall, I made few major changes to the portfolio, except to adopt slightly larger weightings in individual holdings I felt especially confident about.

Q. What were some of the stocks that contributed the most to fund returns?

A. Concord EFS, a leader in debit-card payment processing, was the strongest contributor to performance, even though, ironically, its stock declined 32% during the reporting period. We were able to realize strong results for the fund through timely trading. Electronic payment service company PayPal also helped performance. Not long after its initial public offering, the company's stock was bought for a premium by eBay, the popular electronic marketplace and PayPal's primary business partner. As of August 31, 2002, eBay was no longer held in the fund.

Q. What holdings hurt performance the most?

A. Let's start with Exult, a human resources outsourcing and consulting company. I invested sizably in Exult because I was optimistic about its performance potential. A disappointing earnings report along with an unpopular change in accounting methods sent the company's stock sharply lower. Our investment in two leading payroll processors, Paychex and Automatic Data Processing (ADP), also dragged down the fund. Both companies were hurt by the continued low interest rate environment, which reduced their investment income - a major part of their earnings. First Data, which was the largest holding in the fund as of August 31, also hurt performance on an absolute basis. This company, which processes credit card transactions and earns a small fee for each one, saw its earnings hold up relatively well during the period, but the stock was caught up in the general market downturn. Even though its decline was modest, the impact on the fund was magnified because I owned so much of it.

Q. What's your outlook, James?

A. After the recent decline in business services stocks, I'm optimistic about their long-term growth potential, especially now that valuations have fallen to even more attractive levels. With some signs pointing to a continued economic recovery, I'll consider investing in cyclical stocks - those whose earnings tend to rise along with a growing economy - as I did with payroll-processing stocks Paychex and ADP. I also continue to own a variety of non-cyclical stocks in case the economy recovers less quickly than anticipated. Whatever happens with the economy, I believe the environment may continue to favor service companies. In my opinion, the portfolio is well-positioned to take advantage of that trend.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: February 4, 1998

Fund number: 353

Trading symbol: FBSOX

Size: as of August 31, 2002, more than $37 million

Manager: James Morrow, since 2001; analyst, broadcasting and wireless towers industries, since 1999; joined Fidelity in 1999

3

Semiannual Report

Business Services and Outsourcing Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 61.0%
Aramark Corp. Class B	4,800	$ 108,720
Automatic Data Processing, Inc.	58,500	2,209,545
Banta Corp.	4,100	153,914
Ceridian Corp. (a)	69,200	1,112,044
Cintas Corp.	26,600	1,170,666
Concord EFS, Inc. (a)	102,400	2,089,984
Danka Business Systems PLC sponsored ADR (a)	11,500	31,050
DST Systems, Inc. (a)	19,600	667,968
eFunds Corp. (a)	30,600	313,038
Equifax, Inc.	8,600	200,208
Exult, Inc. (a)	131,280	387,276
First Data Corp.	133,600	4,642,599
Hewitt Associates, Inc. Class A	2,600	73,268
InterCept, Inc. (a)	71,000	1,045,830
Iron Mountain, Inc. (a)	13,600	378,080
Kelly Services, Inc. Class A (non-vtg.)	1,700	40,103
Labor Ready, Inc. (a)	500	3,400
Manpower, Inc.	15,900	526,608
National Processing, Inc. (a)	37,800	773,766
Paychex, Inc.	124,087	2,903,636
RemedyTemp, Inc. Class A (a)	2,400	28,752
Robert Half International, Inc. (a)	26,800	464,176
Sabre Holdings Corp. Class A (a)	19,400	522,054
The BISYS Group, Inc. (a)	20,700	527,436
Total System Services, Inc.	33,900	576,300
Viad Corp.	78,000	1,726,140
TOTAL COMMERCIAL SERVICES & SUPPLIES		22,676,561
DIVERSIFIED FINANCIALS - 6.5%
Citigroup, Inc.	500	16,375
J.P. Morgan Chase & Co.	300	7,920
SEI Investments Co.	25,300	733,700
State Street Corp.	34,200	1,481,544
Stilwell Financial, Inc.	13,900	193,766
TOTAL DIVERSIFIED FINANCIALS		2,433,305
HEALTH CARE PROVIDERS & SERVICES - 2.4%
AMN Healthcare Services, Inc.	4,300	104,490
IMS Health, Inc.	46,100	802,140
TOTAL HEALTH CARE PROVIDERS & SERVICES		906,630
INSURANCE - 0.0%
Travelers Property Casualty Corp.:
Class A	21	330
Class B (a)	44	717
TOTAL INSURANCE		1,047

	Shares	Value (Note 1)
INTERNET SOFTWARE & SERVICES - 0.7%
Digitas, Inc. (a)	12,000	$ 36,240
Yahoo!, Inc. (a)	20,400	209,916
TOTAL INTERNET SOFTWARE & SERVICES		246,156
IT CONSULTING & SERVICES - 16.0%
Accenture Ltd. Class A (a)	57,200	940,940
Acxiom Corp. (a)	20,400	360,060
Computer Sciences Corp. (a)	29,000	1,068,070
Electronic Data Systems Corp.	53,300	2,145,858
Perot Systems Corp. Class A (a)	21,700	257,145
SunGard Data Systems, Inc. (a)	47,600	1,173,340
TOTAL IT CONSULTING & SERVICES		5,945,413
MEDIA - 9.9%
Clear Channel Communications, Inc. (a)	42,000	1,435,560
Interpublic Group of Companies, Inc.	27,703	505,026
Liberty Media Corp. Class A (a)	10,200	85,272
Omnicom Group, Inc.	27,039	1,635,860
Univision Communications, Inc. Class A (a)	900	20,970
TOTAL MEDIA		3,682,688
SOFTWARE - 1.9%
Amdocs Ltd. (a)	45,400	349,126
Fair, Isaac & Co., Inc.	2,100	74,445
Jack Henry & Associates, Inc.	18,500	301,920
TOTAL SOFTWARE		725,491
TOTAL COMMON STOCKS (Cost $38,393,747)		36,617,291
Money Market Funds - 6.4%

Fidelity Cash Central Fund, 1.85% (b)	1,514,075	1,514,075
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	850,000	850,000
TOTAL MONEY MARKET FUNDS (Cost $2,364,075)		2,364,075
TOTAL INVESTMENT PORTFOLIO - 104.8% (Cost $40,757,822)		38,981,366
NET OTHER ASSETS - (4.8)%		(1,780,055)
NET ASSETS - 100%		$ 37,201,311
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $36,016,869 and $47,386,570, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,573 for the period.
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $205,000 all of which will expire on February 28, 2010.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Business Services and Outsourcing Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $822,500) (cost $40,757,822) - See accompanying schedule		$ 38,981,366
Receivable for investments sold		49,204
Receivable for fund shares sold		63,387
Dividends receivable		10,841
Interest receivable		2,074
Redemption fees receivable		497
Other receivables		448
Total assets		39,107,817
Liabilities
Payable for investments purchased	$ 869,568
Payable for fund shares redeemed	134,896
Accrued management fee	17,350
Other payables and accrued expenses	34,692
Collateral on securities loaned, at value	850,000
Total liabilities		1,906,506
Net Assets		$ 37,201,311
Net Assets consist of:
Paid in capital		$ 40,501,704
Accumulated net investment loss		(206,387)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,317,550)
Net unrealized appreciation (depreciation) on investments		(1,776,456)
Net Assets, for 3,148,236 shares outstanding		$ 37,201,311
Net Asset Value and redemption price per share ($37,201,311 ÷ 3,148,236 shares)		$ 11.82
Maximum offering price per share (100/97.00 of $11.82)		$ 12.19

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 117,686
Interest		27,978
Security lending		5,626
Total income		151,290
Expenses
Management fee	$ 147,892
Transfer agent fees	163,469
Accounting and security lending fees	30,743
Non-interested trustees' compensation	92
Custodian fees and expenses	5,662
Registration fees	10,132
Audit	7,034
Legal	190
Miscellaneous	407
Total expenses before reductions	365,621
Expense reductions	(7,944)	357,677
Net investment income (loss)		(206,387)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(441,597)
Foreign currency transactions	21
Total net realized gain (loss)		(441,576)
Change in net unrealized appreciation (depreciation) on investment securities		(11,400,190)
Net gain (loss)		(11,841,766)
Net increase (decrease) in net assets resulting from operations		$ (12,048,153)
Other Information
Sales charges paid to FDC		$ 54,518
Deferred sales charges withheld by FDC		$ 323
Exchange fees withheld by FSC		$ 3,953

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Business Services and Outsourcing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (206,387)	$ (373,293)
Net realized gain (loss)	(441,576)	(551,579)
Change in net unrealized appreciation (depreciation)	(11,400,190)	248,991
Net increase (decrease) in net assets resulting from operations	(12,048,153)	(675,881)
Distributions to shareholders from net realized gain	-	(684,912)
Share transactions Net proceeds from sales of shares	18,373,017	77,070,522
Reinvestment of distributions	-	661,779
Cost of shares redeemed	(32,485,546)	(68,344,314)
Net increase (decrease) in net assets resulting from share transactions	(14,112,529)	9,387,987
Redemption fees	35,848	133,314
Total increase (decrease) in net assets	(26,124,834)	8,160,508
Net Assets
Beginning of period	63,326,145	55,165,637
End of period (including accumulated net investment loss of $206,387 and $0, respectively)	$ 37,201,311	$ 63,326,145
Other Information Shares
Sold	1,261,014	5,225,554
Issued in reinvestment of distributions	-	49,608
Redeemed	(2,276,499)	(4,875,413)
Net increase (decrease)	(1,015,485)	399,749

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 H	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.21	$ 14.66	$ 14.00	$ 13.57	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.11)	(.09)	(.05) I	(.11)	-
Net realized and unrealized gain (loss)	(3.34)	.81 J	2.00	1.69	2.92	.89
Total from investment operations	(3.40)	.70	1.91	1.64	2.81	.89
Distributions from net realized gain	-	(.19)	(1.28)	(1.23)	(.16)	-
Redemption fees added to paid in capital E	.01	.04	.03	.02	.03	-
Net asset value, end of period	$ 11.82	$ 15.21	$ 14.66	$ 14.00	$ 13.57	$ 10.89
Total Return B, C, D	(22.29)%	5.23%	15.21%	12.15%	26.23%	8.90%
Ratios to Average Net Assets G
Expenses before expense reductions	1.44% A	1.42%	1.54%	1.50%	1.66%	7.72% A
Expenses net of voluntary waivers, if any	1.44% A	1.42%	1.54%	1.50%	1.66%	2.50% A
Expenses net of all reductions	1.41% A	1.39%	1.51%	1.48%	1.64%	2.50% A
Net investment income (loss)	(.81)% A	(.74)%	(.67)%	(.37)%	(.91)%	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,201	$ 63,326	$ 55,166	$ 52,278	$ 64,123	$ 15,915
Portfolio turnover rate	151% A	159%	123%	54%	115%	36% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period February 4, 1998 (commencement of operations) to February 28, 1998. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. H For the year ended February 29. I Investment income per share reflects a special dividend which amounted to $.05 per share. J The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Computers Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Computers	-31.87%	-39.53%	-17.99%	319.82%
Select Computers (load adj.)	-33.91%	-41.35%	-20.45%	307.22%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Technology	-31.32%	-36.73%	-23.18%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Computers	-39.53%	-3.89%	15.43%
Select Computers (load adj.)	-41.35%	-4.47%	15.08%
S&P 500	-18.00%	1.74%	10.39%
GS Technology	-36.73%	-5.14%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Computers Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $40,722 - a 307.22% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Microsoft Corp.	14.5
Apple Computer, Inc.	8.5
Intel Corp.	5.8
Dell Computer Corp.	5.5
Cisco Systems, Inc.	3.7
Micron Technology, Inc.	3.4
Analog Devices, Inc.	3.3
International Business Machines Corp.	2.9
Tech Data Corp.	2.6
Texas Instruments, Inc.	2.2
52.4
Top Industries as of August 31, 2002
% of fund's net assets
Semiconductor Equipment & Products	29.4%
Computers & Peripherals	23.2%
Software	17.5%
Communications Equipment	6.9%
Electronic Equipment & Instruments	6.4%
All Others*	16.6%
* Includes short-term investments and net other assets.

Semiannual Report

Computers Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Christian Zann, Portfolio Manager of Fidelity Select Computers Portfolio

Q. How did the fund perform, Christian?

A. For the six months ending August 31, 2002, the fund returned -31.87%, slightly behind the Goldman Sachs Technology Index - an index of 216 stocks designed to measure the performance of companies in the technology sector - which returned -31.32%. During the same period, the Standard & Poor's 500 Index, a proxy for broad market performance, returned -16.60%. For the 12 months ending August 31, 2002, the fund fell 39.53%, while the Goldman Sachs and S&P 500 indexes declined 36.73% and 18.00%, respectively.

Q. What was the investment climate like for computer-related stocks during the past six months?

A. Unprecedented declines in information technology (IT) spending cast a dark cloud over the sector, resulting in widespread downward earnings revisions and falling stock prices. The stalled economic recovery, coupled with indigestion from overspending during the late 1990s, caused companies to dramatically reduce their IT budgets. Stocks within the computer industry were particularly hard hit, as firms' reluctance to take on new projects during the slowdown effectively delayed a PC upgrade cycle, which hurt the near-term prospects for most suppliers of computer hardware, semiconductors and related components. While certain areas of technology - such as telecommunications equipment - fared even worse, other groups held up relatively well, as companies continued to spend on software and IT services that help them run their existing equipment more efficiently and improve their returns on capital investment.

Q. What factors had the most influence on performance?

A. Poor stock selection and an overweighting in semiconductors - by far the largest industry segment of the Goldman Sachs Technology Index - dampened fund results. Chip stocks soured - after rebounding during the fourth quarter of 2001 and the first quarter of 2002 on a surge in demand from inventory rebuilding - as investors sensed continued weak PC end-market demand and no signs of a seasonal pickup. While consistent with my outlook, I was surprised with the overall magnitude of the weakness. As a result, the fund suffered from its overexposure to such chipmakers as Micron Technology, Lattice Semiconductor and Semtech, all of which fell off sharply during the period. Unfortunately, what we lost versus the index more than offset what we gained from a couple of good picks and from underweighting Intel, a benchmark heavyweight. In terms of what did work, staying defensive was a plus in this difficult market, particularly within software. Having a considerably higher weighting in Microsoft than the index was an important strategy, as the stock fared much better than the average tech stock due to its more stable revenues and earnings, strong balance sheet and dominant market share. At the same time, the fund benefited from having no exposure to several of the more aggressive enterprise software companies - including Oracle and Siebel Systems - that were badly hurt by cuts in discretionary IT spending.

Q. How did some of your other moves pan out?

A. Throughout the period, I intensified my focus on more stable companies with improving fundamentals that I felt were least likely to miss earnings estimates. A good example would be the fund's heavy overweighting in computer hardware giant Dell, a decision that paid off nicely relative to the index. Dell delivered positive returns as it continued to gain market share and show growth in a tough environment. Also key to this strategy was the fund's overweighting in Hewlett-Packard and underweighting in Sun Microsystems. We shed some performance, however, by not owning enough IBM - which outpaced the index - and holding a sizable stake in Apple, which fell on weakness in its iMac product cycle. Elsewhere, while the fund benefited from generally avoiding the downtrodden enterprise software space, it was hurt by holding two stocks, Compuware and BEA Systems, as their business fundamentals eroded. Finally, underweighting Cisco Systems detracted, as the networking equipment colossus bucked the telecom slump with gains in market share and the growing trend toward vendor consolidation.

Q. What's your outlook?

A. I expect some improvement in corporate IT spending and PC unit demand as the economy firms and corporate earnings recover, but I think it could take longer than the market currently expects. Given my muted outlook and the absence of any major product cycles, I feel it's prudent right now to maintain a defensive posture, as evidenced by the fund's heavier weighting in Microsoft at period end. While I'm still cautious about semiconductor stocks, I may consider slowly dipping back into some more aggressive computer-related names now that valuations have become more reasonable, sentiment is so negative and we're entering a period of much easier year-over-year comparisons.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 29, 1985

Fund number: 007

Trading symbol: FDCPX

Size: as of August 31, 2002, more than
$588 million

Manager: Christian Zann, since February 2002; manager, Fidelity Select Software and Computer Services Portfolio, since 2001; Fidelity Select Natural Gas Portfolio, 1999-2001; analyst, various industries, since 1996; joined Fidelity in 1996

3

Semiannual Report

Computers Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 86.3%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 0.8%
Pitney Bowes, Inc.	125,000	$ 4,531,250
COMMUNICATIONS EQUIPMENT - 6.9%
Avocent Corp. (a)	355,000	5,754,550
Cisco Systems, Inc. (a)	1,560,500	21,566,110
JDS Uniphase Corp. (a)	1,115,000	2,999,350
Motorola, Inc.	275,000	3,300,000
Netscreen Technologies, Inc.	427,600	5,101,268
Nokia Corp. sponsored ADR	125,000	1,661,250
Tellium, Inc. (a)	212,000	116,600
TOTAL COMMUNICATIONS EQUIPMENT		40,499,128
COMPUTERS & PERIPHERALS - 23.2%
Apple Computer, Inc. (a)	3,403,100	50,195,725
Dell Computer Corp. (a)	1,222,000	32,517,420
EMC Corp. (a)	283,800	1,918,488
Hewlett-Packard Co.	764,000	10,260,520
International Business Machines Corp.	225,000	16,960,500
Lexmark International, Inc. Class A (a)	189,800	8,958,560
NCR Corp. (a)	181,700	5,105,770
Storage Technology Corp. (a)	235,000	3,207,750
Sun Microsystems, Inc. (a)	2,008,500	7,411,365
TOTAL COMPUTERS & PERIPHERALS		136,536,098
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
TeraBeam Networks (c)	11,600	2,900
ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.4%
Agilent Technologies, Inc. (a)	562,100	7,549,003
Arrow Electronics, Inc. (a)	236,000	3,844,440
Diebold, Inc.	110,000	3,964,400
Sanmina-SCI Corp. (a)	450,000	1,593,000
Tech Data Corp. (a)	465,000	15,377,550
Tektronix, Inc. (a)	325,000	5,642,000
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		37,970,393
HOUSEHOLD DURABLES - 0.0%
SONICblue, Inc. (a)	500,000	169,500
INTERNET & CATALOG RETAIL - 0.0%
Insight Enterprises, Inc. (a)	12	135
MEDIA - 0.3%
Macrovision Corp. (a)	110,000	1,522,400
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 29.4%
Advanced Micro Devices, Inc. (a)	500,000	4,425,000
Agere Systems, Inc.:
Class A (a)	1,638,211	2,604,755
Class B (a)	280,589	432,107
Altera Corp. (a)	395,800	4,239,018
Analog Devices, Inc. (a)	815,200	19,646,320

	Shares	Value (Note 1)
Applied Materials, Inc. (a)	228,200	$ 3,048,752
Broadcom Corp. Class A (a)	200,000	3,298,000
Cypress Semiconductor Corp. (a)	487,200	5,130,216
Fairchild Semiconductor International, Inc. Class A (a)	508,500	6,137,595
Integrated Circuit Systems, Inc. (a)	111,300	1,984,479
Integrated Device Technology, Inc. (a)	700,000	9,261,000
Intel Corp.	2,057,500	34,298,525
Intersil Corp. Class A (a)	638,400	10,801,728
KLA-Tencor Corp. (a)	111,400	3,661,718
LAM Research Corp. (a)	20,000	232,600
Linear Technology Corp.	125,500	3,290,610
LSI Logic Corp. (a)	229,500	1,682,235
Marvell Technology Group Ltd. (a)	146,200	2,786,572
Micron Technology, Inc. (a)	1,164,300	20,084,175
National Semiconductor Corp. (a)	148,300	2,371,317
Novellus Systems, Inc. (a)	114,300	2,795,778
Oak Technology, Inc. (a)	550,000	2,403,500
PMC-Sierra, Inc. (a)	250,000	1,750,000
Semtech Corp. (a)	353,700	4,672,377
Texas Instruments, Inc.	650,000	12,805,000
Xilinx, Inc. (a)	483,800	9,347,016
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		173,190,393
SOFTWARE - 17.4%
BEA Systems, Inc. (a)	1,402,300	8,568,053
Compuware Corp. (a)	1,000,000	3,630,000
Microsoft Corp. (a)	1,739,700	85,384,477
Network Associates, Inc. (a)	235,000	3,055,000
Red Hat, Inc. (a)	154,467	733,718
VERITAS Software Corp. (a)	87,800	1,421,482
TOTAL SOFTWARE		102,792,730
SPECIALTY RETAIL - 1.4%
CDW Computer Centers, Inc. (a)	176,500	7,575,380
PC Connection, Inc. (a)	79,800	474,810
TOTAL SPECIALTY RETAIL		8,050,190
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
American Tower Corp. Class A (a)	479,700	1,180,062
Crown Castle International Corp. (a)	565,000	1,299,500
SBA Communications Corp. Class A (a)	489,500	699,985
TOTAL WIRELESS TELECOMMUNICATION SERVICES		3,179,547
TOTAL COMMON STOCKS (Cost $696,837,602)		508,444,664
Convertible Preferred Stocks - 0.1%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 0.0%
Procket Networks, Inc. Series C (c)	233,000	$ 116,500
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
ITF Optical Technologies, Inc. Series B (c)	15,000	37,500
SOFTWARE - 0.1%
Monterey Design Systems Series E (c)	298,000	199,660
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,440,608)		353,660
Money Market Funds - 14.3%

Fidelity Cash Central Fund, 1.85% (b)	73,030,717	73,030,717
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	11,428,300	11,428,300
TOTAL MONEY MARKET FUNDS (Cost $84,459,017)		84,459,017
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $786,737,227)		593,257,341
NET OTHER ASSETS - (0.7)%		(4,348,280)
NET ASSETS - 100%		$ 588,909,061
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc. Series B	10/11/00	$ 1,575,000
Monterey Design Systems Series E	11/1/00	$ 1,564,500
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 2,301,108
TeraBeam Networks	4/7/00	$ 43,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $338,437,673 and $455,672,612, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $103,580 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $356,560 or 0.1% of net assets.

Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $758,270,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $88,130,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $10,199,165) (cost $786,737,227) - See accompanying schedule		$ 593,257,341
Receivable for investments sold		9,620,048
Receivable for fund shares sold		443,630
Dividends receivable		126,175
Interest receivable		77,155
Redemption fees receivable		223
Other receivables		5,292
Total assets		603,529,864
Liabilities
Payable for investments purchased	$ 1,901,295
Payable for fund shares redeemed	608,769
Accrued management fee	296,376
Other payables and accrued expenses	386,063
Collateral on securities loaned, at value	11,428,300
Total liabilities		14,620,803
Net Assets		$ 588,909,061
Net Assets consist of:
Paid in capital		$ 1,745,427,142
Accumulated net investment loss		(4,054,171)
Accumulated undistributed net realized gain (loss) on investments		(958,984,024)
Net unrealized appreciation (depreciation) on investments		(193,479,886)
Net Assets, for 26,402,995 shares outstanding		$ 588,909,061
Net Asset Value and redemption price per share ($588,909,061 ÷ 26,402,995 shares)		$ 22.30
Maximum offering price per share (100/97.00 of $22.30)		$ 22.99

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 521,229
Interest		586,193
Security lending		65,721
Total income		1,173,143
Expenses
Management fee	$ 2,415,063
Transfer agent fees	2,739,838
Accounting and security lending fees	231,474
Non-interested trustees' compensation	1,511
Custodian fees and expenses	12,313
Registration fees	29,208
Audit	25,190
Legal	4,627
Miscellaneous	22,738
Total expenses before reductions	5,481,962
Expense reductions	(254,648)	5,227,314
Net investment income (loss)		(4,054,171)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(92,752,936)
Change in net unrealized appreciation (depreciation) on investment securities		(190,023,926)
Net gain (loss)		(282,776,862)
Net increase (decrease) in net assets resulting from operations		$ (286,831,033)
Other Information
Sales charges paid to FDC		$ 156,848
Deferred sales charges withheld by FDC		$ 1,508
Exchange fees withheld by FSC		$ 20,558

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Computers Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,054,171)	$ (9,688,473)
Net realized gain (loss)	(92,752,936)	(493,555,186)
Change in net unrealized appreciation (depreciation)	(190,023,926)	219,037,795
Net increase (decrease) in net assets resulting from operations	(286,831,033)	(284,205,864)
Share transactions Net proceeds from sales of shares	36,757,379	184,908,294
Cost of shares redeemed	(127,313,868)	(406,828,808)
Net increase (decrease) in net assets resulting from share transactions	(90,556,489)	(221,920,514)
Redemption fees	61,277	281,349
Total increase (decrease) in net assets	(377,326,245)	(505,845,029)
Net Assets
Beginning of period	966,235,306	1,472,080,335
End of period (including accumulated net investment loss of $4,054,171 and $0 respectively)	$ 588,909,061	$ 966,235,306
Other Information Shares
Sold	1,222,708	4,682,079
Redeemed	(4,345,281)	(10,789,516)
Net increase (decrease)	(3,122,573)	(6,107,437)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 32.73	$ 41.31	$ 127.95	$ 68.37	$ 41.08	$ 48.25
Income from Investment Operations
Net investment income (loss) E	(.15)	(.30)	(.51)	(.41)	(.29)	(.32)
Net realized and unrealized gain (loss)	(10.28)	(8.29)	(64.38)	74.86	27.39	6.42
Total from investment operations	(10.43)	(8.59)	(64.89)	74.45	27.10	6.10
Distributions from net realized gain	-	-	(11.85)	(14.92)	-	(10.64)
Distributions in excess of net realized gain	-	-	(9.94)	-	-	(2.75)
Total distributions	-	-	(21.79)	(14.92)	-	(13.39)
Redemption fees added to paid in capital E	-	.01	.04	.05	.19	.12
Net asset value, end of period	$ 22.30	$ 32.73	$ 41.31	$ 127.95	$ 68.37	$ 41.08
Total Return B, C, D	(31.87)%	(20.77)%	(55.11)%	119.58%	66.43%	20.33%
Ratios to Average Net Assets F
Expenses before expense reductions	1.32% A	1.19%	.96%	1.07%	1.25%	1.40%
Expenses net of voluntary waivers, if any	1.32% A	1.19%	.96%	1.07%	1.25%	1.40%
Expenses net of all reductions	1.26% A	1.13%	.95%	1.05%	1.23%	1.34%
Net investment income (loss)	(.98)% A	(.77)%	(.52)%	(.47)%	(.54)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 588,909	$ 966,235	$ 1,472,080	$ 3,824,215	$ 1,831,435	$ 785,465
Portfolio turnover rate	90% A	206%	100%	129%	133%	333%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Developing Communications Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Developing Communications	-35.25%	-49.87%	-20.78%	129.97%
Select Developing Communications (load adj.)	-37.19%	-51.37%	-23.16%	123.07%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Technology	-31.32%	-36.73%	-23.18%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Developing Communications	-49.87%	-4.55%	8.68%
Select Developing Communications (load adj.)	-51.37%	-5.13%	8.35%
S&P 500	-18.00%	1.74%	10.39%
GS Technology	-36.73%	-5.14%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Developing Communications Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $22,307 - a 123.07% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Motorola, Inc.	7.8
Vodafone Group PLC sponsored ADR	6.7
Comcast Corp. Class A (special)	5.5
Comverse Technology, Inc.	4.5
Liberty Media Corp. Class A	4.4
ALLTEL Corp.	4.3
AT&T Corp.	3.8
Sprint Corp. - PCS Group Series 1	3.3
Microsoft Corp.	3.3
Yahoo!, Inc.	3.3
46.9
Top Industries as of August 31, 2002
% of fund's net assets
Communications Equipment	24.8%
Diversified Telecommunication Services	19.9%
Media	17.6%
Wireless Telecommunication Services	16.2%
Software	3.5%
All Others*	18.0%
* Includes short-term investments and net other assets.

Semiannual Report

Developing Communications Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Shep Perkins, Portfolio Manager of Fidelity Select Developing Communications Portfolio

Q. How did the fund perform, Shep?

A. Technology and developing communications stocks continued to be some of the market's weakest performers. For the six months ending August 31, 2002, the fund had a total return of -35.25%, compared with -16.60% and -31.32%, respectively, for the Standard & Poor's 500 Index and the Goldman Sachs Technology Index, an index of 216 stocks designed to measure the performance of companies in the technology sector. For the 12 months ending August 31, 2002, the fund returned -49.87%, compared with -18.00% and -36.73%, respectively, for the S&P 500 and the Goldman Sachs index.

Q. Why did the fund fall short of the indexes during the six-month period?

A. Most of the fund's holdings are wireless and wireline stocks, both of which declined sharply due to overcapacity, slack demand and the highly leveraged balance sheets of many companies. The telecom sector also was hurt by the news that WorldCom had improperly accounted for several billion dollars in expenses, which forced the nation's second-largest long-distance carrier to declare bankruptcy in July. With the persistently weak economy as a backdrop, the fund's related investments in telecom equipment, semiconductors, media and cable fared poorly too. The Goldman Sachs index, with its lighter emphasis on telecommunications stocks and a higher weighting in some better-performing industries such as business services, managed to finish with a smaller loss. Likewise, the broadly based S&P 500 was aided by sectors, such as financial services and consumer staples, that outperformed the overall market by a considerable margin.

Q. How did you manage the fund during this difficult period?

A. I just tried to contain the damage by focusing on companies with relatively strong balance sheets, market positions and cash flows - companies I thought were positioned to perform well when the economy finally bounces back. Additionally, with share prices getting so low, I watched for stocks that seemed to be unusually good values. In this kind of environment, if there's even a whiff of trouble, investors tend to sell first and ask questions later. That mindset creates opportunity because it results in a lot of irrational decisions based on knee-jerk reactions instead of solid analysis. However, a stock that seems cheap can quickly get a lot cheaper, so you have to pick these situations carefully.

Q. Which holdings bucked the downward trend?

A. Nextel Communications posted a small gain during the period. The company continued to cut costs, strengthen its balance sheet and fine-tune its marketing program. Additionally, Nextel negotiated a favorable outsourcing deal with IBM. Of the fund's top-10 holdings, Motorola and Microsoft each registered comparatively modest losses. Motorola, which has approximately a 17% share of the wireless handset market, continued to express optimism that it would meet earnings targets for 2002 as its restructuring efforts begin to take hold. Microsoft announced a partnership with AT&T Wireless to introduce a variety of hardware, including cell phones, that will use Microsoft's Pocket PC operating system. The software giant also benefited from relatively stable pricing for its Windows and Office software, compared with personal computer prices that continued to fall.

Q. Which stocks detracted from the fund's performance?

A. Sprint Corp.-PCS was the largest detractor. The launch of its 3G, or third-generation, network, which can accommodate high volumes of data at rapid rates, was not enough to offset disappointing earnings, slowing subscriber growth and high levels of debt. Media conglomerate AOL Time Warner underperformed due to weak ad revenues at the company's AOL subsidiary and continued difficulty in integrating AOL with Time Warner following their merger. Meanwhile, AT&T encountered further erosion of its long-distance market share - in large part due to competition from the wireless market. Another negative influence was weakness in the share price of cable stock Comcast, to which AT&T is slated to sell its cable operations.

Q. What's your outlook, Shep?

A. Until the economy begins to grow more rapidly, the outlook for most technology and developing communications companies could remain challenging. Within the sector, however, some companies have clearly done a better job than others of positioning themselves for an eventual rebound in demand. Those are the companies I'll try to identify and purchase for the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: June 29, 1990

Fund number: 518

Trading symbol: FSDCX

Size: as of August 31, 2002, more than
$333 million

Manager: Shep Perkins, since 2001; manager, Fidelity Select Wireless Portfolio, since 2000; Fidelity Select Utilities Growth Portfolio, since March 2002; Fidelity Select Medical Delivery Portfolio, 1999-2000; joined Fidelity in 1997

3

Semiannual Report

Developing Communications Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.3%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 0.3%
First Data Corp.	32,800	$ 1,139,800
COMMUNICATIONS EQUIPMENT - 24.8%
3Com Corp. (a)	705,200	3,476,636
Advanced Fibre Communication, Inc. (a)	149,900	2,644,236
Black Box Corp. (a)	37,900	1,315,509
Cisco Systems, Inc. (a)	449,200	6,207,944
Comverse Technology, Inc. (a)	1,835,100	14,974,416
F5 Networks, Inc. (a)	267,800	3,347,500
Harris Corp.	98,500	3,147,075
Lucent Technologies, Inc. (a)	2,600,300	4,498,519
Motorola, Inc.	2,181,700	26,180,401
Nokia Corp. sponsored ADR	336,900	4,477,401
Polycom, Inc. (a)	224,800	2,205,288
QUALCOMM, Inc. (a)	210,600	5,835,726
Telefonaktiebolaget LM Ericsson AB sponsored ADR (a)	804,700	587,431
UTStarcom, Inc. (a)	281,700	3,718,440
TOTAL COMMUNICATIONS EQUIPMENT		82,616,522
DIVERSIFIED TELECOMMUNICATION SERVICES - 19.9%
ALLTEL Corp.	343,600	14,451,816
AT&T Corp.	1,044,900	12,768,678
BellSouth Corp.	435,400	10,153,528
CenturyTel, Inc.	114,700	3,102,635
Citizens Communications Co.	700,500	5,127,660
IDT Corp. (a)	364,200	6,428,130
IDT Corp. Class B (a)	266,300	4,242,159
KT Corp. sponsored ADR	188,000	4,269,480
Verizon Communications, Inc.	192,300	5,961,300
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		66,505,386
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.8%
Amphenol Corp. Class A (a)	130,900	5,081,538
AVX Corp.	157,100	1,929,188
Vishay Intertechnology, Inc. (a)	171,300	2,453,016
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		9,463,742
INTERNET & CATALOG RETAIL - 0.3%
USA Interactive (a)	43,800	938,196

	Shares	Value (Note 1)
INTERNET SOFTWARE & SERVICES - 3.3%
Yahoo!, Inc. (a)	1,056,400	$ 10,870,356
MEDIA - 17.6%
AOL Time Warner, Inc. (a)	317,300	4,013,845
Clear Channel Communications, Inc. (a)	38,200	1,305,676
Comcast Corp. Class A (special) (a)	763,500	18,194,205
Cox Communications, Inc. Class A (a)	209,400	5,412,990
EchoStar Communications Corp. Class A (a)	446,400	7,945,920
General Motors Corp. Class H (a)	142,600	1,467,354
Liberty Media Corp. Class A (a)	1,749,300	14,624,148
PanAmSat Corp. (a)	56,800	1,067,840
Viacom, Inc. Class B (non-vtg.) (a)	115,200	4,688,640
TOTAL MEDIA		58,720,618
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.6%
Agere Systems, Inc. Class A (a)	632,749	1,006,071
Atmel Corp. (a)	1,521,600	3,514,896
Intersil Corp. Class A (a)	38,900	658,188
Micron Technology, Inc. (a)	200,000	3,450,000
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		8,629,155
SOFTWARE - 3.5%
Legato Systems, Inc. (a)	244,300	693,812
Microsoft Corp. (a)	224,400	11,013,552
TOTAL SOFTWARE		11,707,364
WIRELESS TELECOMMUNICATION SERVICES - 16.2%
AT&T Wireless Services, Inc. (a)	806,929	3,986,229
Crown Castle International Corp. (a)	595,300	1,369,190
KDDI Corp.	1,095	3,163,189
Nextel Communications, Inc. Class A (a)	847,800	6,451,758
SK Telecom Co. Ltd. sponsored ADR	213,200	4,639,232
Sprint Corp. - PCS Group Series 1 (a)	2,782,100	11,017,116
Triton PCS Holdings, Inc. Class A (a)	379,500	1,024,650
Vodafone Group PLC sponsored ADR	1,396,100	22,323,639
TOTAL WIRELESS TELECOMMUNICATION SERVICES		53,975,003
TOTAL COMMON STOCKS (Cost $459,735,989)		304,566,142
Convertible Preferred Stocks - 0.0%

COMMUNICATIONS EQUIPMENT - 0.0%
Procket Networks, Inc. Series C (c) (Cost $1,293,756)	131,000	65,500
Money Market Funds - 16.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b)	30,925,684	$ 30,925,684
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	23,822,100	23,822,100
TOTAL MONEY MARKET FUNDS (Cost $54,747,784)		54,747,784
TOTAL INVESTMENT PORTFOLIO - 107.7% (Cost $515,777,529)		359,379,426
NET OTHER ASSETS - (7.7)%		(25,543,254)
NET ASSETS - 100%		$ 333,836,172
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Procket Networks, Inc. Series C	12/26/00	$ 1,293,756
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $227,860,398 and $310,974,588, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $131,731 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $65,500 or 0% of net assets.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.1%
United Kingdom	6.7
Korea (South)	2.7
Finland	1.3
Japan	1.0
Others (individually less than 1%)	0.2
100.0%
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $1,160,493,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $37,212,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Developing Communications Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $20,753,082) (cost $515,777,529) - See accompanying schedule		$ 359,379,426
Receivable for investments sold		1,791,456
Receivable for fund shares sold		395,220
Interest receivable		41,233
Redemption fees receivable		881
Other receivables		9,929
Total assets		361,618,145
Liabilities
Payable for investments purchased	$ 2,723,000
Payable for fund shares redeemed	768,143
Accrued management fee	160,044
Other payables and accrued expenses	308,686
Collateral on securities loaned, at value	23,822,100
Total liabilities		27,781,973
Net Assets		$ 333,836,172
Net Assets consist of:
Paid in capital		$ 1,924,006,622
Accumulated net investment loss		(1,890,152)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,431,882,195)
Net unrealized appreciation (depreciation) on investments		(156,398,103)
Net Assets, for 34,404,221 shares outstanding		$ 333,836,172
Net Asset Value and redemption price per share ($333,836,172 ÷ 34,404,221 shares)		$ 9.70
Maximum offering price per share (100/97.00 of $9.70)		$ 10.00

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 1,228,260
Interest		186,323
Security lending		60,756
Total income		1,475,339
Expenses
Management fee	$ 1,334,907
Transfer agent fees	2,240,112
Accounting and security lending fees	149,789
Non-interested trustees' compensation	846
Custodian fees and expenses	9,292
Registration fees	37,350
Audit	19,490
Legal	2,449
Miscellaneous	12,880
Total expenses before reductions	3,807,115
Expense reductions	(441,624)	3,365,491
Net investment income (loss)		(1,890,152)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(218,701,932)
Foreign currency transactions	5,624
Total net realized gain (loss)		(218,696,308)
Change in net unrealized appreciation (depreciation) on investment securities		25,692,433
Net gain (loss)		(193,003,875)
Net increase (decrease) in net assets resulting from operations		$ (194,894,027)
Other Information
Sales charges paid to FDC		$ 107,440
Deferred sales charges withheld by FDC		$ 1,870
Exchange fees withheld by FSC		$ 20,610

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Developing Communications Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,890,152)	$ (5,188,661)
Net realized gain (loss)	(218,696,308)	(512,850,328)
Change in net unrealized appreciation (depreciation)	25,692,433	106,774,278
Net increase (decrease) in net assets resulting from operations	(194,894,027)	(411,264,711)
Share transactions Net proceeds from sales of shares	25,565,848	113,288,697
Cost of shares redeemed	(89,571,367)	(396,477,426)
Net increase (decrease) in net assets resulting from share transactions	(64,005,519)	(283,188,729)
Redemption fees	32,317	166,448
Total increase (decrease) in net assets	(258,867,229)	(694,286,992)
Net Assets
Beginning of period	592,703,401	1,286,990,393
End of period (including accumulated net investment loss of $1,890,152 and $0 respectively)	$ 333,836,172	$ 592,703,401
Other Information Shares
Sold	2,028,540	5,249,764
Redeemed	(7,180,832)	(19,459,563)
Net increase (decrease)	(5,152,292)	(14,209,799)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 14.98	$ 23.94	$ 81.81	$ 32.72	$ 20.14	$ 19.68
Income from Investment Operations
Net investment income (loss) E	(.05)	(.11)	(.31)	(.22)	(.16)	(.18)
Net realized and unrealized gain (loss)	(5.23)	(8.85)	(42.16)	52.31	12.72	4.95
Total from investment operations	(5.28)	(8.96)	(42.47)	52.09	12.56	4.77
Distributions from net realized gain	-	-	(4.18)	(3.07)	(.07)	(4.35)
Distributions in excess of net realized gain	-	-	(11.27)	-	-	-
Total distributions	-	-	(15.45)	(3.07)	(.07)	(4.35)
Redemption fees added to paid in capital E	-	-	.05	.07	.09	.04
Net asset value, end of period	$ 9.70	$ 14.98	$ 23.94	$ 81.81	$ 32.72	$ 20.14
Total Return B, C, D	(35.25)%	(37.43)%	(55.71)%	166.12%	63.01%	28.17%
Ratios to Average Net Assets F
Expenses before expense reductions	1.66% A	1.31%	1.00%	1.11%	1.38%	1.61%
Expenses net of voluntary waivers, if any	1.66% A	1.31%	1.00%	1.11%	1.38%	1.61%
Expenses net of all reductions	1.47% A	1.22%	.98%	1.11%	1.34%	1.55%
Net investment income (loss)	(.83)% A	(.55)%	(.53)%	(.47)%	(.64)%	(.82)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 333,836	$ 592,703	$ 1,286,990	$ 3,452,727	$ 612,061	$ 238,356
Portfolio turnover rate	104% A	198%	368%	112%	299%	383%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Electronics Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Electronics	-39.45%	-44.58%	-4.44%	509.17%
Select Electronics (load adj.)	-41.27%	-46.24%	-7.31%	490.89%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Technology	-31.32%	-36.73%	-23.18%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Electronics	-44.58%	-0.91%	19.80%
Select Electronics (load adj.)	-46.24%	-1.51%	19.44%
S&P 500	-18.00%	1.74%	10.39%
GS Technology	-36.73%	-5.14%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Electronics Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $59,089 - a 490.89% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Texas Instruments, Inc.	8.3
Micron Technology, Inc.	7.2
Analog Devices, Inc.	6.6
Motorola, Inc.	6.4
Intel Corp.	5.5
Linear Technology Corp.	4.2
Agilent Technologies, Inc.	2.8
Xilinx, Inc.	2.8
National Semiconductor Corp.	2.7
Samsung Electronics Co. Ltd.	2.5
49.0
Top Industries as of August 31, 2002
% of fund's net assets
Semiconductor Equipment & Products	68.7%
Electronic Equipment & Instruments	12.5%
Communications Equipment	8.1%
Commercial Services & Supplies	1.6%
Computers & Peripherals	0.8%
All Others*	8.3%
* Includes short-term investments and net other assets.

Semiannual Report

Electronics Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Sam Peters, Portfolio Manager of Fidelity Select Electronics Portfolio

Q. How did the fund perform, Sam?

A. For the six months ending August 31, 2002, the fund was down 39.45%. In comparison, the Goldman Sachs Technology Index - an index of 216 stocks designed to measure the performance of companies in the technology sector - fell 31.32%. The Standard & Poor's 500 Index declined 16.60% during the same period. For the 12 months ending August 31, 2002, the fund was down 44.58%, while the Goldman Sachs index and S&P 500 index fell 36.73% and 18.00%, respectively.

Q. Why did the fund underperform the Goldman Sachs index during the past six months?

A. The fund invests primarily in semiconductor stocks, which underperformed most other technology industries within the Goldman Sachs index, including software, hardware and networking equipment.

Q. Can you explain why it was such a challenging period for semiconductor stocks?

A. The semiconductor business, which represented about 60% of the fund's net assets on average, is one with high fixed costs and, thus, high operating leverage. Therefore, relatively small changes in end-demand - for personal computers (PCs), telecommunication services and other consumer-related products - significantly influences semiconductor company revenues and has a direct impact on earnings. In general, stocks typically follow earnings. During the past six months, end-demand slowed, especially for PCs, as companies remained apprehensive about technology upgrades given continued economic uncertainty and the industry's leveraged capital structures. The reduced demand created a buildup of PC-related components in the distribution channel, which kept pressure on semiconductor pricing power and was viewed by investors as a sign of an ongoing weak business climate. That sentiment was validated in June when the industry's largest PC-chip maker, Intel, lowered future earnings guidance by roughly 30%, sparking a sell-off across the entire semiconductor industry. Intel's announcement surprised many investors, including myself, who had the stock as the fund's largest holding at that point in time. I had expected both the economy and end-demand for PCs to improve during the second half of 2002 and into 2003. Additionally, the valuations of semiconductor stocks were higher than the stocks of companies in many of their end markets going into the period. When the earnings within the semiconductor industry declined sharply in the second quarter of 2002, it was inevitable that the valuation gap between semiconductor stocks and the stocks of companies in their end markets would close.

Q. What were your key strategies for the fund?

A. Once I realized that semiconductor companies were struggling, I began reducing the fund's holdings of semiconductor equipment manufacturers. I knew that if profits were down for semiconductor makers, they'd be unlikely to spend on new equipment. Semiconductor equipment stocks also were among the most richly valued in the sector at the time, so they were likely to fall further than other tech stocks, and they did, plummeting more than 44% as a group. Fortunately, I locked in profits on some of these holdings before their declines. I also lowered the fund's exposure to communications end-markets, primarily companies with large wireline businesses that continued to suffer from excess investment, high debt, intense competition and slowing subscriber growth that I felt would keep them from increasing their capital spending. This strategy also helped minimize the fund's losses.

Q. What holdings were top contributors? Which disappointed?

A. Elantec Semiconductor rose nearly 50% on word of its acquisition by Intersil, a maker of microchips for wireless communications. Cymer, a supplier of laser illumination sources to semiconductor makers, was among the strong-performing semiconductor equipment stocks I sold off for profits. On the down side, PC-graphics card maker NVIDIA was hit by excess inventory and market share loss to Intel's integrated graphics chipset solution. Micron Technology, a maker of computer memory chips, suffered from an excess global supply of memory chips and weak PC demand.

Q. What lies ahead for electronics stocks?

A. On the positive side of the ledger, excess inventories throughout the distribution channel were being reduced at period end and semiconductor companies were apprehensive about increasing their capital spending - a factor that could limit the future supply of semiconductors and possibly increase prices. That being said, a higher and sustainable economic growth rate remains questionable, and the performance of electronics stocks - which were trading at a premium to the market's multiple at period end - is highly dependent on an economic recovery. Going forward, I'll be emphasizing attractively valued, well-financed companies with dominant competitive positions. This emphasis could limit the fund's downside if end-demand stays weak, while possibly providing ample upside in a cyclical recovery.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 29, 1985

Fund number: 008

Trading symbol: FSELX

Size: as of August 31, 2002, more than $2.5 billion

Manager: Samuel Peters, since February 2002; manager, Fidelity Select Banking Portfolio, 2000-
2002; analyst, various industries, since 1998; joined Fidelity in 1998

3

Semiannual Report

Electronics Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.0%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 1.6%
Exult, Inc. (a)	192,200	$ 566,990
First Data Corp.	800,000	27,800,000
Paychex, Inc.	500,000	11,700,000
TOTAL COMMERCIAL SERVICES & SUPPLIES		40,066,990
COMMUNICATIONS EQUIPMENT - 8.1%
Brocade Communications System, Inc. (a)	500,000	7,235,000
JDS Uniphase Corp. (a)	1,775,000	4,774,750
Juniper Networks, Inc. (a)	1,200,000	8,724,000
Motorola, Inc.	13,400,000	160,800,000
QUALCOMM, Inc. (a)	800,000	22,168,000
TOTAL COMMUNICATIONS EQUIPMENT		203,701,750
COMPUTERS & PERIPHERALS - 0.8%
EMC Corp. (a)	563,100	3,806,556
Quanta Computer, Inc.	7,778,600	17,290,833
TOTAL COMPUTERS & PERIPHERALS		21,097,389
ELECTRONIC EQUIPMENT & INSTRUMENTS - 12.5%
Agilent Technologies, Inc. (a)	5,313,610	71,361,782
Amphenol Corp. Class A (a)	200,000	7,764,000
Arrow Electronics, Inc. (a)	904,700	14,737,563
Avnet, Inc.	1,975,514	30,580,957
AVX Corp.	1,482,500	18,205,100
Flextronics International Ltd. (a)	4,500,000	42,615,000
Jabil Circuit, Inc. (a)	2,550,000	47,710,500
Plexus Corp. (a)	1,413,000	20,658,060
Sanmina-SCI Corp. (a)	6,139,000	21,732,060
Tektronix, Inc. (a)	1,700,000	29,512,000
Vishay Intertechnology, Inc. (a)	750,000	10,740,000
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		315,617,022
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 68.7%
Advanced Micro Devices, Inc. (a)	6,700,000	59,295,000
Agere Systems, Inc.:
Class A (a)	4,800,000	7,632,000
Class B (a)	4,560,900	7,023,786
Altera Corp. (a)	2,416,600	25,881,786
Analog Devices, Inc. (a)	6,887,100	165,979,110
Applied Materials, Inc. (a)	750,058	10,020,775
ARM Holdings PLC sponsored ADR (a)	1,369,500	9,901,485
ASML Holding NV (NY Shares) (a)	4,500,000	46,080,000
Atmel Corp. (a)	6,500,000	15,015,000
Axcelis Technologies, Inc. (a)	1,960,600	13,253,656
Broadcom Corp. Class A (a)	1,325,000	21,849,250

	Shares	Value (Note 1)
Brooks-PRI Automation, Inc. (a)	289,432	$ 4,949,287
Conexant Systems, Inc. (a)	5,299,300	7,842,964
Cypress Semiconductor Corp. (a)	1,747,100	18,396,963
DuPont Photomasks, Inc. (a)	619,500	15,091,020
Fairchild Semiconductor International, Inc. Class A (a)	1,100,000	13,277,000
Infineon Technologies AG sponsored ADR (a)	320,000	3,628,800
Integrated Circuit Systems, Inc. (a)	556,450	9,921,504
Integrated Device Technology, Inc. (a)	1,742,500	23,053,275
Intel Corp.	8,325,600	138,787,752
International Rectifier Corp. (a)	529,300	11,517,568
Intersil Corp. Class A (a)	300,560	5,085,475
KLA-Tencor Corp. (a)	872,760	28,687,621
Kulicke & Soffa Industries, Inc. (a)	860,000	3,199,200
LAM Research Corp. (a)	1,249,981	14,537,279
Lattice Semiconductor Corp. (a)	1,630,000	10,399,400
Linear Technology Corp.	3,997,740	104,820,743
LSI Logic Corp. (a)	3,500,000	25,655,000
Marvell Technology Group Ltd. (a)	1,000,000	19,060,000
Maxim Integrated Products, Inc. (a)	1,800,000	56,898,000
Micrel, Inc. (a)	2,066,900	22,839,245
Micron Technology, Inc. (a)	10,450,000	180,262,500
National Semiconductor Corp. (a)	4,219,900	67,476,201
NVIDIA Corp. (a)	3,285,000	33,196,896
QLogic Corp. (a)	435,400	14,607,670
RF Micro Devices, Inc. (a)	407,600	2,726,844
Samsung Electronics Co. Ltd.	228,150	63,094,392
Semtech Corp. (a)	2,400,000	31,704,000
Silicon Laboratories, Inc. (a)	806,400	18,216,576
Skyworks Solutions, Inc. (a)	1,860,054	7,812,227
STMicroelectronics NV (NY Shares)	800,000	16,112,000
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	7,150,000	58,415,500
Teradyne, Inc. (a)	1,814,862	22,958,004
Texas Instruments, Inc.	10,550,000	207,835,001
Varian Semiconductor Equipment Associates, Inc. (a)	556,900	11,650,348
Xilinx, Inc. (a)	3,675,700	71,014,524
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		1,726,662,627
SOFTWARE - 0.3%
Synopsys, Inc. (a)	150,000	6,472,500
TOTAL COMMON STOCKS (Cost $3,658,440,090)		2,313,618,278
Convertible Preferred Stocks - 0.0%

COMMUNICATIONS EQUIPMENT - 0.0%
Procket Networks, Inc. Series C (c) (Cost $2,469,000)	250,000	125,000
Money Market Funds - 9.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b)	185,214,287	$ 185,214,287
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	40,260,200	40,260,200
TOTAL MONEY MARKET FUNDS (Cost $225,474,487)		225,474,487
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $3,886,383,577)		2,539,217,765
NET OTHER ASSETS - (1.0)%		(25,010,373)
NET ASSETS - 100%		$ 2,514,207,392
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Procket Networks, Inc. Series C	11/15/00	$ 2,469,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,273,102,322 and $1,538,321,545, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $77,202 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $125,000 or 0% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $24,840,000. The weighted average interest rate was 1.88%. At period end there were no interfund loans outstanding.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.0%
Taiwan	3.0
Korea (South)	2.5
Netherlands	2.4
Singapore	1.7
Others (individually less than 1%)	1.4
100.0%
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $1,483,259,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $350,126,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Electronics Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $38,208,925) (cost $3,886,383,577) - See accompanying schedule		$ 2,539,217,765
Foreign currency held at value (cost $6,826,143)		6,957,238
Receivable for investments sold		36,965,289
Receivable for fund shares sold		1,529,407
Dividends receivable		196,193
Interest receivable		213,340
Redemption fees receivable		17,945
Other receivables		32,168
Total assets		2,585,129,345
Liabilities
Payable for investments purchased	$ 22,156,080
Payable for fund shares redeemed	5,987,023
Accrued management fee	1,300,559
Other payables and accrued expenses	1,218,091
Collateral on securities loaned, at value	40,260,200
Total liabilities		70,921,953
Net Assets		$ 2,514,207,392
Net Assets consist of:
Paid in capital		$ 6,577,657,556
Accumulated net investment loss		(14,851,299)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,701,564,148)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,347,034,717)
Net Assets, for 93,826,649 shares outstanding		$ 2,514,207,392
Net Asset Value and redemption price per share ($2,514,207,392 ÷ 93,826,649 shares)		$ 26.80
Maximum offering price per share (100/97.00 of $26.80)		$ 27.63

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 2,966,497
Interest		1,674,353
Security lending		237,634
Total income		4,878,484
Expenses
Management fee	$ 11,584,184
Transfer agent fees	8,510,566
Accounting and security lending fees	682,274
Non-interested trustees' compensation	4,794
Custodian fees and expenses	101,875
Registration fees	57,290
Audit	88,305
Legal	15,491
Interest	1,294
Miscellaneous	78,671
Total expenses before reductions	21,124,744
Expense reductions	(1,394,961)	19,729,783
Net investment income (loss)		(14,851,299)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(834,093,351)
Foreign currency transactions	(2,427)
Total net realized gain (loss)		(834,095,778)
Change in net unrealized appreciation (depreciation) on: Investment securities	(875,803,465)
Assets and liabilities in foreign currencies	156,198
Total change in net unrealized appreciation (depreciation)		(875,647,267)
Net gain (loss)		(1,709,743,045)
Net increase (decrease) in net assets resulting from operations		$ (1,724,594,344)
Other Information
Sales charges paid to FDC		$ 1,686,645
Deferred sales charges withheld by FDC		$ 6,562
Exchange fees withheld by FSC		$ 57,615

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Electronics Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (14,851,299)	$ (30,034,617)
Net realized gain (loss)	(834,095,778)	(1,287,681,812)
Change in net unrealized appreciation (depreciation)	(875,647,267)	820,744,493
Net increase (decrease) in net assets resulting from operations	(1,724,594,344)	(496,971,936)
Share transactions Net proceeds from sales of shares	520,778,413	1,684,576,358
Cost of shares redeemed	(822,951,399)	(1,881,547,556)
Net increase (decrease) in net assets resulting from share transactions	(302,172,986)	(196,971,198)
Redemption fees	1,183,823	3,281,860
Total increase (decrease) in net assets	(2,025,583,507)	(690,661,274)
Net Assets
Beginning of period	4,539,790,899	5,230,452,173
End of period (including accumulated net investment loss of $14,851,299 and $0 respectively)	$ 2,514,207,392	$ 4,539,790,899
Other Information Shares
Sold	12,708,804	33,979,138
Redeemed	(21,449,444)	(39,810,566)
Net increase (decrease)	(8,740,640)	(5,831,428)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 44.26	$ 48.25	$ 121.58	$ 47.34	$ 34.99	$ 37.95
Income from Investment Operations
Net investment income (loss) E	(.15)	(.29)	(.30)	(.33)	(.23)	(.17)
Net realized and unrealized gain (loss)	(17.32)	(3.73)	(54.44)	81.13	12.53	7.32
Total from investment operations	(17.47)	(4.02)	(54.74)	80.80	12.30	7.15
Distributions from net realized gain	-	-	(15.17)	(6.62)	-	(7.60)
Distributions in excess of net realized gain	-	-	(3.51)	-	-	(2.60)
Total distributions	-	-	(18.68)	(6.62)	-	(10.20)
Redemption fees added to paid in capital E	.01	.03	.09	.06	.05	.09
Net asset value, end of period	$ 26.80	$ 44.26	$ 48.25	$ 121.58	$ 47.34	$ 34.99
Total Return B, C, D	(39.45)%	(8.27)%	(49.66)%	178.06%	35.30%	24.15%
Ratios to Average Net Assets F
Expenses before expense reductions	1.06% A	.99%	.88%	.99%	1.18%	1.18%
Expenses net of voluntary waivers, if any	1.06% A	.99%	.88%	.99%	1.18%	1.18%
Expenses net of all reductions	.99% A	.97%	.87%	.98%	1.15%	1.12%
Net investment income (loss)	(.75)% A	(.59)%	(.31)%	(.46)%	(.62)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,514,207	$ 4,539,791	$ 5,230,452	$ 9,960,884	$ 2,885,548	$ 2,668,750
Portfolio turnover rate	69% A	57%	100%	125%	160%	435%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Networking and Infrastructure Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Life of fund
Select Networking and Infrastructure	-35.29%	-42.54%	-84.60%
Select Networking and Infrastructure (load adj.)	-37.24%	-44.26%	-85.06%
S&P 500	-16.60%	-18.00%	-35.09%
GS Technology	-31.32%	-36.73%	-74.43%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case six months, one year, or since the fund started on September 21, 2000. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Life of fund
Select Networking and Infrastructure	-42.54%	-61.84%
Select Networking and Infrastructure (load adj.)	-44.26%	-62.43%
S&P 500	-18.00%	-19.95%
GS Technology	-36.73%	-50.45%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Networking and Infrastructure Portfolio on September 21, 2000, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have been $1,494 - an 85.06% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $6,491 - a 35.09% decrease. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Cisco Systems, Inc.	11.5
Microsoft Corp.	6.3
Broadcom Corp. Class A	4.4
Motorola, Inc.	4.3
EMC Corp.	3.8
Brocade Communications System, Inc.	2.4
QLogic Corp.	2.3
Quest Software, Inc.	2.3
Agere Systems, Inc. Class A	2.2
VERITAS Software Corp.	2.1
41.6
Top Industries as of August 31, 2002
% of fund's net assets
Communications Equipment	31.4%
Semiconductor Equipment & Products	26.5%
Software	16.4%
Computers & Peripherals	6.7%
Electronic Equipment & Instruments	4.8%
All Others*	14.2%
* Includes short-term investments and net other assets.

Semiannual Report

Networking and Infrastructure Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Chris Bartel, Portfolio Manager of Fidelity Select Networking and Infrastructure Portfolio

Q. How did the fund perform, Chris?

A. It remained an extremely challenging environment. For the six months ending August 31, 2002, the fund returned -35.29%, trailing the 16.60% decline of the Standard & Poor's 500 Index and the 31.32% loss registered by the Goldman Sachs Technology Index - an index of 216 stocks designed to measure the performance of companies in the technology sector. For the 12 months ending August 31, 2002, the fund fell 42.54%, while the S&P 500 and Goldman Sachs indexes dropped 18.00% and 36.73%, respectively.

Q. What factors weighed on communications technology stocks during the past six months?

A. An unprecedented collapse in capital spending by telecommunication services firms continued to hurt the prospects for suppliers of communications gear and related components. Demand for new equipment dried up as sharply declining business fundamentals and a massive glut of network capacity induced telecom companies to conserve cash by cutting their spending. The high-profile collapse of one of the largest carriers, WorldCom, further pressured traditional long-distance and local service providers, while many start-up carriers filed for bankruptcy. Weak enterprise spending also put pressure on the stocks. Information technology (IT) managers at companies from all sectors of the economy delayed or cancelled IT projects in the absence of any economic improvement, and many were encouraged to underspend their budgets.

Q. Why did the fund lag the Goldman Sachs index?

A. Given the fund's mandate to invest in wireline and enterprise networking equipment, it was more heavily exposed to the weakest area of technology - and of the stock market, for that matter - than was the index, which is a much broader measure of the tech sector's performance. Within this space, there were few technologies or themes that offered a safe place to hide. Even those areas I felt would hold up relatively well through the downturn, including wireless broadband technologies and storage networking, faltered. While I tried to own high-quality names with good growth prospects during the period, any stock without an ultra-conservative balance sheet and broad customer base suffered regardless of the strength of individual products and technologies. The fund was hurt the most by a handful of small-cap holdings that declined sharply, including networking stocks Finisar Corp. and Redback Networks, along with video-conferencing play Polycom. Buying depressed communications semiconductor stocks, such as Agere and Conexant, also hurt the fund's performance, as they continued to decline in spite of low valuations. Finally, the fund's communications focus forced me to underweight some of the best relative tech performers, such as Dell and IBM.

Q. How did you attempt to minimize the damage?

A. I continued to position the fund more defensively, given that I felt that a near-term hardware recovery was unrealistic and that telecom carriers were unlikely to spend the rest of their budgets during the second half of 2002. As such, I shifted the fund away from wireline communications stocks, such as Lucent and Nortel Networks, and more toward companies tied to enterprise spending. IT spending continued on projects that reduce costs, and identifying those top projects and gaining exposure to them benefited the fund. Storage networking, for example, was one of the few growth areas of technology, as IT managers focused more intently on cost cutting and running their existing storage networks more efficiently. McDATA, QLogic and Brocade Communications were top relative contributors from this space. Elsewhere, I focused on established leaders with strong balance sheets that were gaining market share in this climate. I felt these companies were best positioned for an eventual recovery in tech spending and were likely to be long-term survivors. My emphasis on top holdings Cisco Systems and Microsoft - which is pursuing a more active strategy in broadband and networking - helped versus the index, as they strongly outpaced the average tech stock during the period. I also moved to an overweighting in Motorola as part of my defensive strategy given this company's inexpensive valuation and improving handset market share.

Q. What's your outlook?

A. I remain cautious because I feel the market still expects a recovery in tech spending in 2003, while carriers and corporate IT managers have suggested that 2003 budgets could in fact be lower than this year's. Given that, I'll continue to play as much defense as I can in this space, owning companies with the best balance sheets, inexpensive valuations and most stable revenues I can find. At the same time, I'll focus on areas I still believe can grow through the downturn, such as storage networking and security, areas where IT managers continue to spend to reduce costs and improve efficiency.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 21, 2000

Fund number: 912

Trading symbol: FNINX

Size: as of August 31, 2002, more than $67 million

Manager: Chris Bartel, since February 2002; analyst, telecommunications equipment and semiconductor industries, since 2000; joined Fidelity in 1999

3

Semiannual Report

Networking and Infrastructure Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 89.4%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 31.4%
Advanced Fibre Communication, Inc. (a)	72,400	$ 1,277,136
Arris Group, Inc. (a)	93,100	359,366
Black Box Corp. (a)	7,200	249,912
Brocade Communications System, Inc. (a)	110,700	1,601,829
C-COR.net Corp. (a)	17,800	84,906
CIENA Corp. (a)	35,432	143,818
Cisco Systems, Inc. (a)	558,640	7,720,405
Comverse Technology, Inc. (a)	27,800	226,848
Corning, Inc. (a)	111,100	222,200
Emulex Corp. (a)	23,100	389,928
Finisar Corp. (a)	539,290	743,681
JDS Uniphase Corp. (a)	120,700	324,683
Lucent Technologies, Inc. (a)	692,500	1,198,025
McDATA Corp. Class A (a)	145,246	1,390,004
Motorola, Inc.	240,900	2,890,800
Netscreen Technologies, Inc.	31,700	378,181
Polycom, Inc. (a)	130,500	1,280,205
Redback Networks, Inc. (a)	338,100	344,862
Tellium, Inc. (a)	293,800	161,590
Terayon Communication Systems, Inc. (a)	45,200	141,476
TOTAL COMMUNICATIONS EQUIPMENT		21,129,855
COMPUTERS & PERIPHERALS - 6.7%
ASUSTek Computer, Inc.	3,200	7,722
Crossroads Systems, Inc. (a)	50,000	32,500
Dell Computer Corp. (a)	26,200	697,182
Drexler Technology Corp. (a)	20,600	331,866
EMC Corp. (a)	374,820	2,533,783
Maxtor Corp. (a)	27,000	100,170
Storage Technology Corp. (a)	26,000	354,900
StorageNetworks, Inc. (a)	65,500	102,180
Sun Microsystems, Inc. (a)	74,800	276,012
Western Digital Corp. (a)	15,300	62,118
TOTAL COMPUTERS & PERIPHERALS		4,498,433
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.2%
AT&T Corp.	22,400	273,728
Qwest Communications International, Inc. (a)	381,900	1,241,175
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		1,514,903
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.8%
Agilent Technologies, Inc. (a)	85,600	1,149,608
Avnet, Inc.	51,809	802,003
Flextronics International Ltd. (a)	60,500	572,935
Jabil Circuit, Inc. (a)	11,400	213,294
Sanmina-SCI Corp. (a)	50,000	177,000

	Shares	Value (Note 1)
Solectron Corp. (a)	32,100	$ 119,412
Tektronix, Inc. (a)	13,000	225,680
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		3,259,932
INTERNET SOFTWARE & SERVICES - 1.2%
EarthLink, Inc. (a)	40,000	244,000
MatrixOne, Inc. (a)	25,300	121,440
Vignette Corp. (a)	80,500	71,645
webMethods, Inc. (a)	42,660	373,232
TOTAL INTERNET SOFTWARE & SERVICES		810,317
IT CONSULTING & SERVICES - 0.2%
Bell Microproducts, Inc. (a)	22,700	123,942
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 26.5%
Advanced Micro Devices, Inc. (a)	42,600	377,010
Agere Systems, Inc.:
Class A (a)	916,533	1,457,287
Class B (a)	190,140	292,816
Broadcom Corp. Class A (a)	180,680	2,979,413
Chartered Semiconductor Manufacturing Ltd. ADR (a)	32,600	386,636
Conexant Systems, Inc. (a)	366,700	542,716
Fairchild Semiconductor International, Inc. Class A (a)	50,500	609,535
GlobespanVirata, Inc. (a)	135,000	475,200
Infineon Technologies AG sponsored ADR (a)	72,000	816,480
Integrated Circuit Systems, Inc. (a)	28,400	506,372
Integrated Device Technology, Inc. (a)	19,600	259,308
Integrated Silicon Solution, Inc. (a)	51,200	258,048
LAM Research Corp. (a)	22,400	260,512
LSI Logic Corp. (a)	186,810	1,369,317
Marvell Technology Group Ltd. (a)	22,270	424,466
Micron Technology, Inc. (a)	39,600	683,100
National Semiconductor Corp. (a)	17,500	279,825
Oak Technology, Inc. (a)	33,700	147,269
QLogic Corp. (a)	46,380	1,556,049
Semtech Corp. (a)	14,600	192,866
Skyworks Solutions, Inc. (a)	2,193	9,211
STMicroelectronics NV (NY Shares)	68,890	1,387,445
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	61,240	89,379
Texas Instruments, Inc.	44,700	880,590
Virage Logic Corp. (a)	21,700	230,020
Xilinx, Inc. (a)	72,500	1,400,700
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		17,871,570
SOFTWARE - 16.4%
BEA Systems, Inc. (a)	109,110	666,662
Compuware Corp. (a)	63,000	228,690
Legato Systems, Inc. (a)	154,559	438,948
Common Stocks - continued
	Shares	Value (Note 1)
SOFTWARE - CONTINUED
Microsoft Corp. (a)	86,900	$ 4,265,052
Network Associates, Inc. (a)	90,450	1,175,850
Quest Software, Inc. (a)	147,280	1,525,821
Symantec Corp. (a)	17,400	497,640
Synopsys, Inc. (a)	14,431	622,698
Vastera, Inc. (a)	69,300	166,320
VERITAS Software Corp. (a)	88,000	1,424,720
TOTAL SOFTWARE		11,012,401
TOTAL COMMON STOCKS (Cost $101,051,488)		60,221,353
Convertible Preferred Stocks - 0.2%
DIVERSIFIED FINANCIALS - 0.2%
Lucent Technologies Capital Trust I $77.50 (c) (Cost $300,000)	300	144,428
Money Market Funds - 12.9%

Fidelity Cash Central Fund, 1.85% (b)	3,265,785	3,265,785
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	5,452,400	5,452,400
TOTAL MONEY MARKET FUNDS (Cost $8,718,185)		8,718,185
Cash Equivalents - 5.9%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.81%, dated 8/30/02 due 9/3/02 (Cost $3,940,000)	$ 3,940,793	3,940,000
TOTAL INVESTMENT PORTFOLIO - 108.4% (Cost $114,009,673)		73,023,966
NET OTHER ASSETS - (8.4)%		(5,670,752)
NET ASSETS - 100%		$ 67,353,214
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $144,428 or 0.2% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $56,584,330 and $69,743,913, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27,933 for the period.
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $120,420,000 of which $435,000 and $119,985,000 will expire on February 28, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $42,103,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Networking and Infrastructure Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $4,889,482 and repurchase agreements of $3,940,000) (cost $114,009,673) - See accompanying schedule		$ 73,023,966
Cash		825
Foreign currency held at value (cost $2,266)		2,218
Receivable for investments sold		320,742
Receivable for fund shares sold		186,186
Dividends receivable		5,812
Interest receivable		5,196
Redemption fees receivable		1,871
Other receivables		3,199
Total assets		73,550,015
Liabilities
Payable for fund shares redeemed	$ 644,015
Accrued management fee	33,304
Other payables and accrued expenses	67,082
Collateral on securities loaned, at value	5,452,400
Total liabilities		6,196,801
Net Assets		$ 67,353,214
Net Assets consist of:
Paid in capital		$ 302,174,124
Accumulated net investment loss		(644,710)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(193,190,445)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(40,985,755)
Net Assets, for 43,815,675 shares outstanding		$ 67,353,214
Net Asset Value and redemption price per share ($67,353,214 ÷ 43,815,675 shares)		$ 1.54
Maximum offering price per share (100/97.00 of $1.54)		$ 1.59

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 25,098
Interest		65,643
Security lending		20,316
Total income		111,057
Expenses
Management fee	$ 272,133
Transfer agent fees	490,654
Accounting and security lending fees	35,145
Non-interested trustees' compensation	173
Custodian fees and expenses	4,195
Registration fees	33,400
Audit	8,625
Legal	347
Miscellaneous	1,479
Total expenses before reductions	846,151
Expense reductions	(90,384)	755,767
Net investment income (loss)		(644,710)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(25,942,353)
Foreign currency transactions	(5,869)
Total net realized gain (loss)		(25,948,222)
Change in net unrealized appreciation (depreciation) on: Investment securities	(11,123,078)
Assets and liabilities in foreign currencies	(46)
Total change in net unrealized appreciation (depreciation)		(11,123,124)
Net gain (loss)		(37,071,346)
Net increase (decrease) in net assets resulting from operations		$ (37,716,056)
Other Information
Sales charges paid to FDC		$ 132,321
Deferred sales charges withheld by FDC		$ 64
Exchange fees withheld by FSC		$ 3,510

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Networking and Infrastructure Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (644,710)	$ (1,297,477)
Net realized gain (loss)	(25,948,222)	(136,311,896)
Change in net unrealized appreciation (depreciation)	(11,123,124)	64,425,356
Net increase (decrease) in net assets resulting from operations	(37,716,056)	(73,184,017)
Share transactions Net proceeds from sales of shares	44,894,717	224,151,100
Cost of shares redeemed	(50,506,484)	(171,274,188)
Net increase (decrease) in net assets resulting from share transactions	(5,611,767)	52,876,912
Redemption fees	134,271	503,249
Total increase (decrease) in net assets	(43,193,552)	(19,803,856)
Net Assets
Beginning of period	110,546,766	130,350,622
End of period (including accumulated net investment loss of $644,710 and $0, respectively)	$ 67,353,214	$ 110,546,766
Other Information Shares
Sold	21,800,792	69,552,948
Redeemed	(24,391,276)	(54,653,136)
Net increase (decrease)	(2,590,484)	14,899,812

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 2.38	$ 4.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.03)	(.02)
Net realized and unrealized gain (loss)	(.83)	(1.74)	(5.86)
Total from investment operations	(.84)	(1.77)	(5.88)
Redemption fees added to paid in capital E	-	.01	.02
Net asset value, end of period	$ 1.54	$ 2.38	$ 4.14
Total Return B,C,D	(35.29)%	(42.51)%	(58.60)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.81% A	1.58%	1.60% A
Expenses net of voluntary waivers, if any	1.81% A	1.58%	1.60% A
Expenses net of all reductions	1.62% A	1.52%	1.59% A
Net investment income (loss)	(1.38)% A	(1.03)%	(.89)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,353	$ 110,547	$ 130,351
Portfolio turnover rate	131% A	177%	126% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period September 21, 2000 (commencement of operations) to February 28, 2001. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Software and Computer Services Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Software and Computer Services	-25.69%	-24.76%	32.63%	378.29%
Select Software and Computer Services (load adj.)	-27.92%	-27.02%	28.65%	363.94%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Technology	-31.32%	-36.73%	-23.18%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Software and Computer Services	-24.76%	5.81%	16.94%
Select Software and Computer Services (load adj.)	-27.02%	5.17%	16.59%
S&P 500	-18.00%	1.74%	10.39%
GS Technology	-36.73%	-5.14%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Software and Computer Services Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $46,394 - a 363.94% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Microsoft Corp.	19.7
Automatic Data Processing, Inc.	5.7
BEA Systems, Inc.	5.2
First Data Corp.	5.0
Network Associates, Inc.	4.7
Adobe Systems, Inc.	4.6
International Business Machines Corp.	4.4
Apple Computer, Inc.	4.4
Compuware Corp.	3.5
Quest Software, Inc.	2.7
59.9
Top Industries as of August 31, 2002
% of fund's net assets
Software	49.7%
Commercial Services & Supplies	14.3%
Computers & Peripherals	11.0%
Internet Software & Services	3.7%
IT Consulting & Services	2.1%
All Others*	19.2%
* Includes short-term investments and net other assets.

Semiannual Report

Software and Computer Services Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Christian Zann, Portfolio Manager of Fidelity Select Software and Computer Services Portfolio

Q. How did the fund perform, Christian?

A. For the six months ending August 31, 2002, the fund returned -25.69%, outperforming the Goldman Sachs Technology Index - an index of 216 stocks designed to measure the performance of companies in the technology sector - which fell 31.32%. During the same period, the Standard & Poor's 500 Index declined 16.60%. For the 12 months ending August 31, 2002, the fund returned -24.76%, while the S&P 500 and Goldman Sachs indexes slid 18.00% and 36.73%, respectively.

Q. What factors set the backdrop for performance during the six-month period?

A. A dramatic falloff in information technology (IT) spending cast a pall over the sector, resulting in widespread downward earnings revisions and stock valuation compression. The slowed pace of economic recovery, coupled with indigestion from overspending during the late 1990s, caused companies to dramatically reduce their IT budgets. However, while reluctant to take on new projects during the slowdown, firms continued to spend on software applications and IT services that help them run their existing equipment more efficiently and improve their returns on capital investment. So, despite trailing the broader market, software and computer services managed to navigate the downturn better than most other areas of tech. That said, strong security and market selection helped the fund widen its lead over the Goldman Sachs index.

Q. What strategies played out well for the fund?

A. Staying defensive was a plus in this grisly market, particularly within software. Having more than twice the weighting of Microsoft than the index was an important strategy, as the stock fared much better than the average tech stock due to its more stable revenues and earnings, strong balance sheet and dominant market share. At the same time, the fund benefited from having limited exposure to several of the more aggressive enterprise software companies - including Oracle, Siebel Systems and PeopleSoft - that were hardest hit by cuts in discretionary IT spending. We also got a lift from overweighting networking security software stocks, such as Symantec, whose products were in high demand from corporations and the U.S. government as part of its new Homeland Security Initiative. On the computer services side, the fund was rewarded for emphasizing more defensive data processing and IT services firms not tied to technology spending, which benefited from the ongoing trend toward outsourcing and stronger relative earnings. Timely trading was key, as top contributors First Data, Affiliated Computer Services and Automatic Data Processing gave back some of their relative performance late in the period due to seemingly overstretched valuations. Elsewhere, avoiding the sharp downturn in semiconductor and telecommunications equipment stocks boosted relative performance. Finally, I capitalized on one of the few good product cycle stories in tech through video game giant Electronic Arts. Several stocks I've mentioned thus far were no longer held at period end.

Q. Where did the fund lose ground to the Goldman Sachs index?

A. While the fund dodged some of the worst performers in the enterprise software space, it was badly hurt by maintaining large positions in two stocks, Compuware and BEA Systems, as business fundamentals eroded. At the end of the period, I still held several companies involved in application management and integration that I felt could benefit as the economy recovers and companies again focus on building out their tech infrastructures and invest in productivity. Other detractors included Apple Computer and publishing software maker Adobe Systems, which fell on weakness in their iMac and Photoshop 7 product cycles, respectively. Finally, we were hurt by not owning computer hardware and networking equipment giants Dell and Cisco Systems, which continued to gain market share and perform well in a tough climate.

Q. What's your outlook?

A. While I expect some improvement in IT spending as the economy firms and corporate earnings recover, I think it could take longer than the market currently expects. Given that muted outlook and the absence of any major product cycles, I feel it's prudent right now to maintain a defensive posture, as evidenced by the fund's heavier weighting in Microsoft at period end. I've also reduced the number of fund holdings to concentrate more intently on those companies with improving fundamentals that are least likely to miss earnings estimates. I may consider slowly dipping back into some more aggressive names now that valuations have become more reasonable, sentiment is really negative and we're entering a period of much easier year-over-year comparisons.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 29, 1985

Fund number: 028

Trading symbol: FSCSX

Size: as of August 31, 2002, more than $510 million

Manager: Christian Zann, since 2001; manager, Fidelity Select Computers Portfolio, since February 2002; Fidelity Select Natural Gas Portfolio, 1999-
2001; analyst, various industries, since 1996; joined Fidelity in 1996

3

Semiannual Report

Software and Computer Services Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 83.3%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 14.3%
Automatic Data Processing, Inc.	775,300	$ 29,283,081
Cendant Corp. (a)	108,700	1,555,497
CheckFree Corp. (a)	77,000	952,490
ChoicePoint, Inc. (a)	64,133	2,755,795
DST Systems, Inc. (a)	50,000	1,704,000
eFunds Corp. (a)	181,200	1,853,676
First Data Corp.	730,700	25,391,825
Paychex, Inc.	302,900	7,087,860
Sabre Holdings Corp. Class A (a)	55,000	1,480,050
The BISYS Group, Inc. (a)	50,000	1,274,000
TOTAL COMMERCIAL SERVICES & SUPPLIES		73,338,274
COMMUNICATIONS EQUIPMENT - 0.9%
Netscreen Technologies, Inc.	377,400	4,502,382
COMPUTERS & PERIPHERALS - 11.0%
Apple Computer, Inc. (a)	1,513,100	22,318,225
International Business Machines Corp.	300,000	22,614,000
NCR Corp. (a)	275,000	7,727,500
Sun Microsystems, Inc. (a)	1,000,000	3,690,000
TOTAL COMPUTERS & PERIPHERALS		56,349,725
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Tech Data Corp. (a)	45,000	1,488,150
HEALTH CARE PROVIDERS & SERVICES - 0.3%
Advisory Board Co.	47,400	1,502,153
INTERNET & CATALOG RETAIL - 1.0%
USA Interactive (a)	236,600	5,067,972
INTERNET SOFTWARE & SERVICES - 3.7%
FreeMarkets, Inc. (a)	56,116	333,329
Internet Security Systems, Inc. (a)	600,000	9,108,000
Yahoo!, Inc. (a)	942,200	9,695,238
TOTAL INTERNET SOFTWARE & SERVICES		19,136,567
IT CONSULTING & SERVICES - 2.1%
Accenture Ltd. Class A (a)	300,000	4,935,000
Computer Sciences Corp. (a)	29,700	1,093,851
Electronic Data Systems Corp.	50,000	2,013,000
SunGard Data Systems, Inc. (a)	105,000	2,588,250
TOTAL IT CONSULTING & SERVICES		10,630,101
SOFTWARE - 49.7%
Activision, Inc. (a)	130,000	3,623,100
Adobe Systems, Inc.	1,178,206	23,681,941
Amdocs Ltd. (a)	158,100	1,215,789
BEA Systems, Inc. (a)	4,377,100	26,744,081
Borland Software Corp. (a)	150,000	1,485,000
Business Objects SA sponsored ADR (a)	150,000	2,868,000

	Shares	Value (Note 1)
Citrix Systems, Inc. (a)	165,300	$ 1,041,390
Compuware Corp. (a)	4,867,200	17,667,936
Macromedia, Inc. (a)	1,325,000	9,063,000
Microsoft Corp. (a)	2,047,650	100,498,661
Network Associates, Inc. (a)	1,858,500	24,160,500
Quest Software, Inc. (a)	1,320,000	13,675,200
Rational Software Corp. (a)	1,743,600	11,856,480
Red Hat, Inc. (a)	1,043,170	4,955,058
Roxio, Inc. (a)	125,000	512,500
SAP AG sponsored ADR	130,900	2,519,825
Siebel Systems, Inc. (a)	125,000	1,057,500
Symantec Corp. (a)	99,181	2,836,577
TIBCO Software, Inc. (a)	24,200	101,882
VERITAS Software Corp. (a)	258,852	4,190,814
TOTAL SOFTWARE		253,755,234
TOTAL COMMON STOCKS (Cost $543,943,388)		425,770,558
Money Market Funds - 16.6%

Fidelity Cash Central Fund, 1.85% (b)	78,283,725	78,283,725
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	6,403,000	6,403,000
TOTAL MONEY MARKET FUNDS (Cost $84,686,725)		84,686,725
Cash Equivalents - 2.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.81%, dated 8/30/02 due 9/3/02 (Cost $10,050,000)	$ 10,052,022	10,050,000
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $638,680,113)		520,507,283
NET OTHER ASSETS - (1.9)%		(9,543,313)
NET ASSETS - 100%		$ 510,963,970
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $611,929,967 and $693,020,288, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $69,479 for the period.
Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Edgewater Technology, Inc.	$ -	$ 1,601,947	$ -	$ -
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $266,443,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $37,757,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Software and Computer Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $6,048,350 and repurchase agreements of $10,050,000) (cost $638,680,113) - See accompanying schedule		$ 520,507,283
Cash		562
Receivable for investments sold		745,980
Receivable for fund shares sold		255,509
Dividends receivable		69,750
Interest receivable		105,909
Redemption fees receivable		729
Other receivables		4,436
Total assets		521,690,158
Liabilities
Payable for investments purchased	$ 3,188,487
Payable for fund shares redeemed	728,938
Accrued management fee	248,084
Other payables and accrued expenses	157,679
Collateral on securities loaned, at value	6,403,000
Total liabilities		10,726,188
Net Assets		$ 510,963,970
Net Assets consist of:
Paid in capital		$ 1,009,863,858
Accumulated net investment loss		(2,288,892)
Accumulated undistributed net realized gain (loss) on investments		(378,438,166)
Net unrealized appreciation (depreciation) on investments		(118,172,830)
Net Assets, for 16,436,664 shares outstanding		$ 510,963,970
Net Asset Value and redemption price per share ($510,963,970 ÷ 16,436,664 shares)		$ 31.09
Maximum offering price per share (100/97.00 of $31.09)		$ 32.05

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 433,459
Interest		654,088
Security lending		47,625
Total income		1,135,172
Expenses
Management fee	$ 1,934,792
Transfer agent fees	1,639,937
Accounting and security lending fees	199,289
Non-interested trustees' compensation	1,205
Custodian fees and expenses	10,294
Registration fees	40,526
Audit	21,250
Legal	4,862
Miscellaneous	9,533
Total expenses before reductions	3,861,688
Expense reductions	(437,624)	3,424,064
Net investment income (loss)		(2,288,892)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities (including realized loss of $639,556 on sales of investments in affiliated issuers)		(58,356,228)
Change in net unrealized appreciation (depreciation) on investment securities		(131,655,068)
Net gain (loss)		(190,011,296)
Net increase (decrease) in net assets resulting from operations		$ (192,300,188)
Other Information
Sales charges paid to FDC		$ 224,628
Deferred sales charges withheld by FDC		$ 1,999
Exchange fees withheld by FSC		$ 11,115

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Software and Computer Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,288,892)	$ (5,159,525)
Net realized gain (loss)	(58,356,228)	(272,778,601)
Change in net unrealized appreciation (depreciation)	(131,655,068)	201,509,982
Net increase (decrease) in net assets resulting from operations	(192,300,188)	(76,428,144)
Distributions to shareholders from net realized gain	-	(4,648,061)
Share transactions Net proceeds from sales of shares	66,190,417	457,112,747
Reinvestment of distributions	-	4,469,545
Cost of shares redeemed	(145,525,934)	(520,286,331)
Net increase (decrease) in net assets resulting from share transactions	(79,335,517)	(58,704,039)
Redemption fees	80,204	621,443
Total increase (decrease) in net assets	(271,555,501)	(139,158,801)
Net Assets
Beginning of period	782,519,471	921,678,272
End of period (including accumulated net investment loss of $2,288,892 and undistributed net investment income of $0, respectively)	$ 510,963,970	$ 782,519,471
Other Information Shares
Sold	1,656,658	9,907,884
Issued in reinvestment of distributions	-	125,796
Redeemed	(3,921,693)	(11,664,788)
Net increase (decrease)	(2,265,035)	(1,631,108)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 H	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 41.84	$ 45.33	$ 105.09	$ 57.09	$ 44.26	$ 38.58
Income from Investment Operations
Net investment income (loss) E	(.13)	(.26)	(.29)	(.36) F	(.39)	(.33)
Net realized and unrealized gain (loss)	(10.62)	(3.02)	(28.23)	54.60	14.46	12.57
Total from investment operations	(10.75)	(3.28)	(28.52)	54.24	14.07	12.24
Distributions from net realized gain	-	(.24)	(31.32)	(6.33)	(1.32)	(6.61)
Redemption fees added to paid in capital E	-	.03	.08	.09	.08	.05
Net asset value, end of period	$ 31.09	$ 41.84	$ 45.33	$ 105.09	$ 57.09	$ 44.26
Total Return B,C,D	(25.69)%	(7.08)%	(35.27)%	100.83%	32.57%	35.50%
Ratios to Average Net Assets G
Expenses before expense reductions	1.16% A	1.09%	1.00%	1.11%	1.28%	1.44%
Expenses net of voluntary waivers, if any	1.16% A	1.09%	1.00%	1.11%	1.28%	1.44%
Expenses net of all reductions	1.03% A	1.05%	.99%	1.11%	1.27%	1.42%
Net investment income (loss)	(.69)% A	(.57)%	(.36)%	(.51)%	(.82)%	(.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 510,964	$ 782,519	$ 921,678	$ 1,447,686	$ 690,852	$ 503,367
Portfolio turnover rate	206% A	325%	272%	59%	72%	145%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.01 per share. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Technology Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Technology	-29.40%	-35.94%	-5.51%	261.66%
Select Technology (load adj.)	-31.52%	-37.86%	-8.34%	250.81%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Technology	-31.32%	-36.73%	-23.18%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 216 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Technology	-35.94%	-1.13%	13.72%
Select Technology (load adj.)	-37.86%	-1.73%	13.37%
S&P 500	-18.00%	1.74%	10.39%
GS Technology	-36.73%	-5.14%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Technology Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $35,081 - a 250.81% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Microsoft Corp.	14.1
Cisco Systems, Inc.	7.1
Intel Corp.	6.9
Dell Computer Corp.	6.7
International Business Machines Corp.	4.3
Motorola, Inc.	3.4
First Data Corp.	3.1
Texas Instruments, Inc.	2.8
Micron Technology, Inc.	2.6
Quest Software, Inc.	2.3
53.3
Top Industries as of August 31, 2002
% of fund's net assets
Semiconductor Equipment & Products	24.9%
Software	23.2%
Computers & Peripherals	15.0%
Communications Equipment	12.7%
Commercial Services & Supplies	5.0%
All Others*	19.2%
* Includes short-term investments and net other assets.

Semiannual Report

Technology Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Sonu Kalra, Portfolio Manager of Fidelity Select Technology Portfolio

Q. How did the fund perform, Sonu?

A. For the six months ending August 31, 2002, the fund returned -29.40%. That performance trailed the 16.60% decline of the broadly based Standard & Poor's 500 Index, but outperformed the -31.32% mark of the Goldman Sachs Technology Index - an index of 216 stocks designed to measure the performance of companies in the technology sector. For the one-year period ending August 31, 2002, the fund fell 35.94%, while the S&P 500 and Goldman Sachs indexes lost 18.00% and 36.73%, respectively.

Q. What affected the fund's results relative to its benchmarks during the past six months?

A. Technology was by far one of the weakest areas of the market. Coming into 2002, technology valuations were high after the previous year-end rally. Once it became clear that the information technology (IT) spending recovery would be delayed significantly, tech stocks sold off sharply, resulting in our underperformance compared with the S&P 500. While the fund suffered from its exposure to the weak communications equipment group versus the Goldman Sachs index, it benefited from emphasizing stronger-performing semiconductor and software stocks, as well as avoiding many of the period's worst blowups.

Q. Why did you overweight semiconductors and software?

A. Semiconductor stocks had been hit hard following the September 11 terrorist attacks. Since the personal computer market accounts for approximately 40% of the demand for semiconductors and I was looking for an eventual improvement in PC sales, it made sense to favor semiconductor stocks. While this positioning helped the fund during the first quarter of 2002 when chip companies began restocking their inventories, it hurt later in the period, when investors feared a lack of growing end-demand. In software, Microsoft accounted for much of the fund's overweighting, as this stock also tends to benefit from strong personal computer sales. Although a top detractor in absolute terms, Microsoft gave us a sizable boost relative to the Goldman Sachs index as the stock declined less than the index due to more stable earnings.

Q. You began managing the fund in February. Can you review your investment approach?

A. Given my emphasis on careful stock selection through in-depth, bottom-up research, I think it's fair to say that my approach is typical of Fidelity portfolio managers. I'm particularly fanatical about verifying information first-hand by talking to customers, suppliers and salespeople. I also have made extensive use of Fidelity's network of more than 40 technology analysts worldwide. Since the technology "food chain" starts in Asia - that is, Asia is a significant source for many technology hardware components - I value the ability to confirm the information we gather here in the U.S. through our research sources in Asia.

Q. What other stocks influenced performance?

A. Chip stocks were among the fund's top contributors, including mid-caps Fairchild Semiconductor, Marvell Technology, Integrated Circuit Systems and Silicon Laboratories, helped by a cyclical upturn in demand early in the period. However, the fund no longer held Fairchild Semiconductor and Integrated Circuit Systems at period end. ChoicePoint - a provider of risk management and fraud prevention services primarily for insurance companies - gained as investors identified it as a likely beneficiary of the increased emphasis on information security. Dell was another good stock for us, as it continued to navigate the PC-industry downturn, riding market-share gains and expansion into new markets. Underweighting Oracle also helped, as the slumping enterprise software giant faced a delayed revival in IT spending. On the down side, AOL Time Warner was a major detractor, due in part to a weak online advertising environment and the market's negative sentiment toward cable companies in the wake of the Adelphia Communications bankruptcy. A tough IT environment and delays in the company's restructuring program plagued Motorola, while Micron Technology eventually succumbed to softening demand for its memory chips. IBM retreated on sharply reduced earnings and questions about its accounting procedures. Finally, optical networking play Finisar struggled amid a prolonged slump in telecom equipment spending.

Q. What's your outlook?

A. Looking at the longer-term picture, tech stocks have been declining for more than two years and several have fallen back to 1997 levels. I don't foresee a quick return to the glory days of the late 1990s since IT spending is tied to product cycles, and right now there doesn't appear to be a blockbuster application on the horizon that would generate the excitement - and the massive IT spending - that we saw in response to the Y2K changeover and the buildout of the Internet. Nevertheless, I believe technology will remain a driving force behind the economy and IT spending should recover as corporate profits improve.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 14, 1981

Fund number: 064

Trading symbol: FSPTX

Size: as of August 31, 2002, more than $1.4 billion

Manager: Sonu Kalra, since February 2002; manager, Fidelity Advisor Technology Fund, since February 2002; analyst, various industries, since 1998; joined Fidelity in 1998

3

Semiannual Report

Technology Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.1%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 5.0%
Ceridian Corp. (a)	125,500	$ 2,016,785
ChoicePoint, Inc. (a)	193,133	8,298,925
Exult, Inc. (a)	116,500	343,675
First Data Corp.	1,291,800	44,890,050
Paychex, Inc.	690,300	16,153,020
TOTAL COMMERCIAL SERVICES & SUPPLIES		71,702,455
COMMUNICATIONS EQUIPMENT - 12.7%
Black Box Corp. (a)	85,200	2,957,292
Cisco Systems, Inc. (a)	7,424,800	102,610,736
Finisar Corp. (a)	3,432,000	4,732,728
Motorola, Inc.	4,097,800	49,173,600
Netscreen Technologies, Inc.	106,900	1,275,317
Polycom, Inc. (a)	1,066,200	10,459,422
QUALCOMM, Inc. (a)	335,700	9,302,247
Telefonaktiebolaget LM Ericsson AB sponsored ADR (a)	3,190,900	2,329,357
Tellium, Inc. (a)	351,400	193,270
TOTAL COMMUNICATIONS EQUIPMENT		183,033,969
COMPUTERS & PERIPHERALS - 15.0%
Apple Computer, Inc. (a)	610,500	9,004,875
Compal Electronics, Inc.	2,343,000	2,213,481
Dell Computer Corp. (a)	3,636,700	96,772,587
EMC Corp. (a)	1,642,800	11,105,328
Gateway, Inc. (a)	1,004,500	3,515,750
Hewlett-Packard Co.	904,989	12,154,002
International Business Machines Corp.	820,050	61,815,369
Maxtor Corp. (a)	811,500	3,010,665
Quanta Computer, Inc.	1,099,050	2,443,048
StorageNetworks, Inc. (a)	1,899,000	2,962,440
Sun Microsystems, Inc. (a)	1,660,400	6,126,876
Western Digital Corp. (a)	1,061,400	4,309,284
TOTAL COMPUTERS & PERIPHERALS		215,433,705
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
Qwest Communications International, Inc. (a)	1,383,900	4,497,675
TeraBeam Networks (c)	23,600	5,900
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		4,503,575
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
Agilent Technologies, Inc. (a)	600,000	8,058,000
Arrow Electronics, Inc. (a)	20,100	327,429
Flextronics International Ltd. (a)	976,000	9,242,720
Ingram Micro, Inc. Class A (a)	74,500	1,016,925

	Shares	Value (Note 1)
Jabil Circuit, Inc. (a)	74,800	$ 1,399,508
Tech Data Corp. (a)	176,000	5,820,320
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		25,864,902
INTERNET SOFTWARE & SERVICES - 2.9%
EarthLink, Inc. (a)	806,800	4,921,480
Overture Services, Inc. (a)	379,100	7,677,533
Yahoo!, Inc. (a)	2,834,200	29,163,918
TOTAL INTERNET SOFTWARE & SERVICES		41,762,931
MEDIA - 4.2%
AOL Time Warner, Inc. (a)	2,118,600	26,800,290
Clear Channel Communications, Inc. (a)	610,000	20,849,800
Emmis Communications Corp. Class A (a)	149,000	2,324,400
Viacom, Inc. Class B (non-vtg.) (a)	264,600	10,769,220
TOTAL MEDIA		60,743,710
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 24.9%
Advanced Micro Devices, Inc. (a)	504,800	4,467,480
Agere Systems, Inc.:
Class A (a)	4,343,790	6,906,626
Class B (a)	955,406	1,471,325
Analog Devices, Inc. (a)	656,900	15,831,290
Applied Materials, Inc. (a)	916,200	12,240,432
ASML Holding NV (NY Shares) (a)	835,700	8,557,568
Atmel Corp. (a)	840,800	1,942,248
Broadcom Corp. Class A (a)	1,195,300	19,710,497
ChipPAC, Inc. Class A (a)	372,500	1,143,575
Conexant Systems, Inc. (a)	1,611,800	2,385,464
Cypress Semiconductor Corp. (a)	503,400	5,300,802
Infineon Technologies AG sponsored ADR (a)	911,800	10,339,812
Integrated Device Technology, Inc. (a)	349,000	4,617,270
Intel Corp.	5,929,900	98,851,433
Intersil Corp. Class A (a)	250,000	4,230,000
KLA-Tencor Corp. (a)	301,900	9,923,453
LAM Research Corp. (a)	267,200	3,107,536
Lattice Semiconductor Corp. (a)	131,100	836,418
Linear Technology Corp.	314,600	8,248,812
Marvell Technology Group Ltd. (a)	70,100	1,336,106
Maxim Integrated Products, Inc. (a)	127,000	4,014,470
Micron Technology, Inc. (a)	2,200,900	37,965,525
National Semiconductor Corp. (a)	693,000	11,081,070
Novellus Systems, Inc. (a)	297,800	7,284,188
Oak Technology, Inc. (a)	561,500	2,453,755
PMC-Sierra, Inc. (a)	780,200	5,461,400
QLogic Corp. (a)	90,973	3,052,144
Samsung Electronics Co. Ltd.	7,700	2,129,418
Semtech Corp. (a)	674,600	8,911,466
Silicon Laboratories, Inc. (a)	253,820	5,733,794
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	67,500	$ 551,475
Teradyne, Inc. (a)	245,200	3,101,780
Texas Instruments, Inc.	2,080,000	40,976,000
Xilinx, Inc. (a)	184,000	3,554,880
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		357,719,512
SOFTWARE - 23.1%
Activision, Inc. (a)	3,000	83,610
Adobe Systems, Inc.	307,800	6,186,780
BEA Systems, Inc. (a)	1,486,700	9,083,737
Legato Systems, Inc. (a)	3,441,914	9,775,036
Macromedia, Inc. (a)	595,700	4,074,588
Microsoft Corp. (a)	4,140,480	203,214,758
Network Associates, Inc. (a)	419,200	5,449,600
Oracle Corp. (a)	2,775,600	26,618,004
Quest Software, Inc. (a)	3,227,812	33,440,132
Rational Software Corp. (a)	548,700	3,731,160
Red Hat, Inc. (a)	1,624,700	7,717,325
Siebel Systems, Inc. (a)	644,900	5,455,854
VERITAS Software Corp. (a)	1,101,100	17,826,809
TOTAL SOFTWARE		332,657,393
SPECIALTY RETAIL - 0.2%
Best Buy Co., Inc. (a)	64,600	1,369,520
CDW Computer Centers, Inc. (a)	50,600	2,171,752
TOTAL SPECIALTY RETAIL		3,541,272
TOTAL COMMON STOCKS (Cost $1,670,239,105)		1,296,963,424
Convertible Preferred Stocks - 0.1%

COMMUNICATIONS EQUIPMENT - 0.0%
Chorum Technologies Series E (c)	33,100	33,100
Procket Networks, Inc. Series C (c)	504,045	252,023
TOTAL COMMUNICATIONS EQUIPMENT		285,123
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
ITF Optical Technologies, Inc. Series B (c)	31,142	77,855
SOFTWARE - 0.1%
Monterey Design Systems Series E (c)	627,333	420,313
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $12,112,000)		783,291
Money Market Funds - 11.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b)	148,359,206	$ 148,359,206
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	10,587,100	10,587,100
TOTAL MONEY MARKET FUNDS (Cost $158,946,306)		158,946,306
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $1,841,297,411)		1,456,693,021
NET OTHER ASSETS - (1.2)%		(17,333,867)
NET ASSETS - 100%		$ 1,439,359,154
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 570,644
ITF Optical Technologies, Inc. Series B	10/11/00	$ 3,269,910
Monterey Design Systems Series E	11/1/00	$ 3,293,498
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 4,977,948
TeraBeam Networks	4/7/00	$ 88,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,265,489,873 and $1,391,167,495, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $240,206 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $789,191 or 0.1% of net assets.

Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $2,573,720,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $325,928,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $10,003,283) (cost $1,841,297,411) - See accompanying schedule		$ 1,456,693,021
Foreign currency held at value (cost $2,679,382)		2,640,392
Receivable for investments sold		16,868,644
Receivable for fund shares sold		1,044,387
Dividends receivable		233,087
Interest receivable		201,510
Redemption fees receivable		6,637
Other receivables		13,019
Total assets		1,477,700,697
Liabilities
Payable to custodian bank	$ 35,841
Payable for investments purchased	23,629,406
Payable for fund shares redeemed	2,652,110
Accrued management fee	718,111
Other payables and accrued expenses	718,975
Collateral on securities loaned, at value	10,587,100
Total liabilities		38,341,543
Net Assets		$ 1,439,359,154
Net Assets consist of:
Paid in capital		$ 5,087,125,487
Accumulated net investment loss		(8,237,272)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,254,885,681)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(384,643,380)
Net Assets, for 39,150,787 shares outstanding		$ 1,439,359,154
Net Asset Value and redemption price per share ($1,439,359,154 ÷ 39,150,787 shares)		$ 36.76
Maximum offering price per share (100/97.00 of $36.76)		$ 37.90

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 1,328,916
Interest		1,593,830
Security lending		205,511
Total income		3,128,257
Expenses
Management fee	$ 5,568,017
Transfer agent fees	6,543,915
Accounting and security lending fees	451,543
Non-interested trustees' compensation	3,458
Custodian fees and expenses	44,777
Registration fees	39,912
Audit	50,498
Legal	8,745
Miscellaneous	44,744
Total expenses before reductions	12,755,609
Expense reductions	(1,390,080)	11,365,529
Net investment income (loss)		(8,237,272)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(291,808,800)
Foreign currency transactions	6,310
Total net realized gain (loss)		(291,802,490)
Change in net unrealized appreciation (depreciation) on: Investment securities	(326,826,646)
Assets and liabilities in foreign currencies	(38,552)
Total change in net unrealized appreciation (depreciation)		(326,865,198)
Net gain (loss)		(618,667,688)
Net increase (decrease) in net assets resulting from operations		$ (626,904,960)
Other Information
Sales charges paid to FDC		$ 686,798
Deferred sales charges withheld by FDC		$ 18,161
Exchange fees withheld by FSC		$ 46,801

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Technology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (8,237,272)	$ (20,558,105)
Net realized gain (loss)	(291,802,490)	(1,958,554,834)
Change in net unrealized appreciation (depreciation)	(326,865,198)	1,190,054,787
Net increase (decrease) in net assets resulting from operations	(626,904,960)	(789,058,152)
Share transactions Net proceeds from sales of shares	172,401,796	911,952,074
Cost of shares redeemed	(351,722,914)	(1,124,177,569)
Net increase (decrease) in net assets resulting from share transactions	(179,321,118)	(212,225,495)
Redemption fees	273,113	1,058,457
Total increase (decrease) in net assets	(805,952,965)	(1,000,225,190)
Net Assets
Beginning of period	2,245,312,119	3,245,537,309
End of period (including accumulated net investment loss of $8,237,272 and $0, respectively)	$ 1,439,359,154	$ 2,245,312,119
Other Information Shares
Sold	3,738,900	14,532,307
Redeemed	(7,708,375)	(18,449,037)
Net increase (decrease)	(3,969,475)	(3,916,730)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 52.07	$ 69.00	$ 195.92	$ 82.70	$ 53.13	$ 57.70
Income from Investment Operations
Net investment income (loss) E	(.20)	(.45)	(.65)	(.40) H	(.34)	(.25)
Net realized and unrealized gain (loss)	(15.12)	(16.50)	(105.68)	133.30	29.79	11.29
Total from investment operations	(15.32)	(16.95)	(106.33)	132.90	29.45	11.04
Distributions from net realized gain	-	-	(8.60)	(19.80)	-	(12.39)
Distributions in excess of net realized gain	-	-	(12.13)	-	-	(3.30)
Total distributions	-	-	(20.73)	(19.80)	-	(15.69)
Redemption fees added to paid in capital E	.01	.02	.14	.12	.12	.08
Net asset value, end of period	$ 36.76	$ 52.07	$ 69.00	$ 195.92	$ 82.70	$ 53.13
Total Return B, C, D	(29.40)%	(24.54)%	(59.05)%	184.11%	55.66%	24.92%
Ratios to Average Net Assets F
Expenses before expense reductions	1.33% A	1.19%	.95%	1.05%	1.24%	1.38%
Expenses net of voluntary waivers, if any	1.33% A	1.19%	.95%	1.05%	1.24%	1.38%
Expenses net of all reductions	1.19% A	1.13%	.94%	1.04%	1.20%	1.30%
Net investment income (loss)	(.86)% A	(.73)%	(.46)%	(.34)%	(.54)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,439,359	$ 2,245,312	$ 3,245,537	$ 7,919,951	$ 1,367,148	$ 691,924
Portfolio turnover rate	146% A	184%	114%	210%	339%	556%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29. H Investment income per share reflects a special dividend which amounted to $.07 per share.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Telecommunications Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Telecommunications	-29.59%	-41.88%	-29.44%	65.46%
Select Telecommunications (load adj.)	-31.70%	-43.62%	-31.56%	60.49%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Utilities	-23.56%	-37.19%	-11.06%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 111 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Telecommunications	-41.88%	-6.74%	5.16%
Select Telecommunications (load adj.)	-43.62%	-7.30%	4.84%
S&P 500	-18.00%	1.74%	10.39%
GS Utilities	-37.19%	-2.32%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Telecommunications Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $16,049 - a 60.49% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Qwest Communications International, Inc.	16.2
AT&T Corp.	9.5
BellSouth Corp.	6.7
Verizon Communications, Inc.	6.2
Comcast Corp. Class A (special)	4.7
Cox Communications, Inc. Class A	4.7
ALLTEL Corp.	4.7
Vodafone Group PLC sponsored ADR	4.7
Motorola, Inc.	4.5
Liberty Media Corp. Class A	4.5
66.4
Top Industries as of August 31, 2002
% of fund's net assets
Diversified Telecommunication Services	53.3%
Media	17.8%
Wireless Telecommunication Services	11.6%
Communications Equipment	6.1%
Diversified Financials	2.3%
All Others*	8.9%
* Includes short-term investments and net other assets.

Semiannual Report

Telecommunications Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Brian Younger, Portfolio Manager of Fidelity Select Telecommunications Portfolio

Q. How did the fund perform, Brian?

A. Not well. For the six months ending August 31, 2002, the fund had a total return of -29.59%, compared with -16.60% and -23.56%, respectively, for the Standard & Poor's 500 Index and the Goldman Sachs Utilities Index, an index of 111 stocks designed to measure the performance of companies in the utilities industry. For the 12 months ending August 31, 2002, the fund returned -41.88%, compared with -18.00% and -37.19% for the Standard & Poor's 500 Index and the Goldman Sachs index, respectively.

Q. Why did the fund's return lag those of the two indexes during the six-month period?

A. The Goldman Sachs index includes a broad basket of telecommunications and utility stocks, while the fund is invested solely in the stocks of telecom companies, which were one of the market's weakest sectors. Meanwhile, the losses of the broadly based S&P 500 were cushioned by other sectors, such as financial services and consumer staples, that performed relatively well. Within telecom, overweighting two of the regional Bell operating companies (RBOCs) detracted significantly from the fund's relative performance. In fact, the fund's top three holdings, comprising approximately one-third of its assets, were the largest detractors from performance. Ironically, their stable local telephone operations had given the RBOCs a reputation as defensive investments that tend to outperform the telecom sector in difficult market environments. However, both cyclical and long-term factors - which I discuss later in this report - caused a series of reductions in the RBOCs' earnings forecasts and sent the stocks lower.

Q. What was your strategy during the period?

A. My strategy changed somewhat as the period progressed. I had been emphasizing defensive stocks almost exclusively and avoiding those with challenging fundamentals. Although I continued to keep the fund positioned defensively for the most part, the valuations of some beaten-down stocks became so compelling that I began buying some of them on a very selective basis. AT&T and Qwest were the two most notable examples. Although both stocks fared poorly for the period as a whole, their performance began to improve in August.

Q. Which stocks helped the fund's performance?

A. Nextel Communications was the fund's top contributor, buoyed by strong subscriber growth and better-than-expected profitability. Unlike its competitors, Nextel offers a walkie-talkie feature with its cellular phone service - a feature used extensively in construction and a number of other industries, and for which Nextel can charge premium prices. The fund's performance also was aided by Qwest Capital Funding, a bond I bought when the market pessimistically assumed that Qwest Communications would go the way of WorldCom and declare bankruptcy. I was confident that scenario would not come to pass, and the bond rallied as Qwest's financial situation stabilized. Another contributor, Bell Canada (BCE), was a recent investment that did well based on the company's restructuring efforts and renewed focus on its core telecom assets.

Q. What holdings disappointed you?

A. RBOCs BellSouth and Verizon were the top detractors from our performance. A weak economy, combined with wireless substitution and competition from wholesalers and cable companies hurt the RBOCs' profitability. AT&T also performed poorly, as cable stocks came under pressure. AT&T is scheduled to merge its cable assets with those of Comcast by the end of 2002, and until then Comcast's performance should contribute significantly to AT&T's stock performance. Another detractor, AT&T Wireless, was hurt by the intense competition and weak pricing that afflicted most wireless services providers.

Q. What's your outlook, Brian?

A. The supply and demand situation for telecom services and equipment providers could remain challenging for the next several quarters. A strengthening economy would likely help to boost demand, and there are some indications that the economy is slowly making progress toward recovery. However, it seems clear at this time that we should not bet on a rapid recovery. Additionally, we need to see more bankruptcies in which the companies involved liquidate rather than reorganize, which would reduce competitive pressures on the remaining participants. Having said that, however, the valuations of some stocks are almost too good to pass up. Dividend yields on some local service providers, for example, are eclipsing 5%. Looking ahead, I anticipate maintaining the fund's defensive positioning over the near term, while searching for selective opportunities to profit from stocks on which other investors have given up hope.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: July 29, 1985

Fund number: 096

Trading symbol: FSTCX

Size: as of August 31, 2002, more than
$299 million

Manager: Brian Younger, since March 2002; manager, Fidelity Select Biotechnology Portfolio and Fidelity Advisor Biotechnology Fund, 2000-2002; joined Fidelity in 1995

3

Semiannual Report

Telecommunications Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 88.8%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 6.1%
Cisco Systems, Inc. (a)	100,000	$ 1,382,000
Comverse Technology, Inc. (a)	52,200	425,952
Lucent Technologies, Inc. (a)	178,400	308,632
Motorola, Inc.	1,128,100	13,537,200
Nokia Corp. sponsored ADR	5,800	77,082
QUALCOMM, Inc. (a)	75,600	2,094,876
Redback Networks, Inc. (a)	326,800	333,336
TOTAL COMMUNICATIONS EQUIPMENT		18,159,078
DIVERSIFIED TELECOMMUNICATION SERVICES - 53.3%
ALLTEL Corp.	333,200	14,014,392
AT&T Corp.	2,330,292	28,476,168
AT&T Corp. (ex-distribution) (d)	800,000	3,960,000
BCE, Inc.	276,800	5,042,088
BellSouth Corp.	855,900	19,959,588
CenturyTel, Inc.	206,200	5,577,710
Citizens Communications Co.	1,446,400	10,587,648
Level 3 Communications, Inc. (a)	200,000	1,036,000
Qwest Communications International, Inc. (a)	14,889,044	48,389,393
SBC Communications, Inc.	6,400	158,336
Sprint Corp. - FON Group	300,000	3,480,000
Telefonos de Mexico SA de CV sponsored ADR	1,200	35,556
TeraBeam Networks (e)	5,600	1,400
Verizon Communications, Inc.	603,600	18,711,600
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		159,429,879
MEDIA - 17.8%
AOL Time Warner, Inc. (a)	629,500	7,963,175
Comcast Corp. Class A (special) (a)	596,300	14,209,829
Cox Communications, Inc. Class A (a)	547,600	14,155,460
EchoStar Communications Corp. Class A (a)	199,600	3,552,880
Liberty Media Corp. Class A (a)	1,617,200	13,519,792
TOTAL MEDIA		53,401,136
WIRELESS TELECOMMUNICATION SERVICES - 11.6%
AT&T Wireless Services, Inc. (a)	2,494,900	12,324,806
Nextel Communications, Inc. Class A (a)	1,007,000	7,663,270
NTT DoCoMo, Inc.	25	53,214
SK Telecom Co. Ltd. sponsored ADR	25,000	544,000
Sprint Corp. - PCS Group Series 1 (a)	82,600	327,096
Triton PCS Holdings, Inc. Class A (a)	6,600	17,820
Vodafone Group PLC sponsored ADR	872,600	13,952,874
TOTAL WIRELESS TELECOMMUNICATION SERVICES		34,883,080
TOTAL COMMON STOCKS (Cost $360,208,432)		265,873,173
Nonconvertible Bonds - 2.3%
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
DIVERSIFIED FINANCIALS - 2.3%
Qwest Capital Funding, Inc. 5.875% 8/3/04 (Cost $4,303,359)	B2	$ 9,000,000	$ 6,840,000
Money Market Funds - 13.0%
	Shares
Fidelity Cash Central Fund, 1.85% (c)	25,920,953	25,920,953
Fidelity Securities Lending Cash Central Fund, 1.85% (c)	12,960,800	12,960,800
TOTAL MONEY MARKET FUNDS (Cost $38,881,753)		38,881,753
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $403,393,544)		311,594,926
NET OTHER ASSETS - (4.1)%		(12,214,982)
NET ASSETS - 100%		$ 299,379,944
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
TeraBeam Networks	4/7/00	$ 21,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $267,905,043 and $294,038,980, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $177,437 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,400 or 0% of net assets.

Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $449,206,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $39,435,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $11,984,170) (cost $403,393,544) - See accompanying schedule		$ 311,594,926
Receivable for investments sold		2,675,949
Receivable for fund shares sold		1,821,950
Dividends receivable		7,656
Interest receivable		79,454
Redemption fees receivable		1,490
Other receivables		18,525
Total assets		316,199,950
Liabilities
Payable for investments purchased on delayed delivery basis	$ 3,004,000
Payable for fund shares redeemed	592,535
Accrued management fee	126,140
Other payables and accrued expenses	136,531
Collateral on securities loaned, at value	12,960,800
Total liabilities		16,820,006
Net Assets		$ 299,379,944
Net Assets consist of:
Paid in capital		$ 1,011,085,063
Undistributed net investment income		289,685
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(620,196,186)
Net unrealized appreciation (depreciation) on investments		(91,798,618)
Net Assets, for 13,915,265 shares outstanding		$ 299,379,944
Net Asset Value and redemption price per share ($299,379,944 ÷ 13,915,265 shares)		$ 21.51
Maximum offering price per share (100/97.00 of $21.51)		$ 22.18

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 1,969,229
Interest		592,728
Security lending		50,152
Total income		2,612,109
Expenses
Management fee	$ 1,009,579
Transfer agent fees	1,532,554
Accounting and security lending fees	114,707
Non-interested trustees' compensation	637
Custodian fees and expenses	5,220
Registration fees	26,308
Audit	13,978
Legal	3,313
Miscellaneous	11,232
Total expenses before reductions	2,717,528
Expense reductions	(395,104)	2,322,424
Net investment income (loss)		289,685
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(119,914,088)
Foreign currency transactions	(2,042)
Total net realized gain (loss)		(119,916,130)
Change in net unrealized appreciation (depreciation) on investment securities		(9,231,387)
Net gain (loss)		(129,147,517)
Net increase (decrease) in net assets resulting from operations		$ (128,857,832)
Other Information
Sales charges paid to FDC		$ 116,783
Deferred sales charges withheld by FDC		$ 7,517
Exchange fees withheld by FSC		$ 13,688

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Telecommunications Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 289,685	$ 110,554
Net realized gain (loss)	(119,916,130)	(320,207,558)
Change in net unrealized appreciation (depreciation)	(9,231,387)	67,757,635
Net increase (decrease) in net assets resulting from operations	(128,857,832)	(252,339,369)
Distributions to shareholders from net investment income	-	(301,845)
Share transactions Net proceeds from sales of shares	40,981,054	160,894,245
Reinvestment of distributions	-	287,800
Cost of shares redeemed	(68,887,026)	(243,698,672)
Net increase (decrease) in net assets resulting from share transactions	(27,905,972)	(82,516,627)
Redemption fees	27,322	78,721
Total increase (decrease) in net assets	(156,736,482)	(335,079,120)
Net Assets
Beginning of period	456,116,426	791,195,546
End of period (including undistributed net investment income of $289,685 and $0, respectively)	$ 299,379,944	$ 456,116,426
Other Information Shares
Sold	1,750,999	4,106,379
Issued in reinvestment of distributions	-	7,785
Redeemed	(2,766,812)	(6,424,384)
Net increase (decrease)	(1,015,813)	(2,310,220)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 30.55	$ 45.89	$ 100.87	$ 61.85	$ 53.37	$ 41.80
Income from Investment Operations
Net investment income (loss) E	.02	.01	(.12)	(.12)	(.06)	(.25)
Net realized and unrealized gain (loss)	(9.06)	(15.33)	(45.86)	49.58	11.43	18.20
Total from investment operations	(9.04)	(15.32)	(45.98)	49.46	11.37	17.95
Distributions from net investment income	-	(.02)	-	-	-	-
Distributions from net realized gain	-	-	(9.04)	(10.48)	(2.96)	(6.44)
Total distributions	-	(.02)	(9.04)	(10.48)	(2.96)	(6.44)
Redemption fees added to paid in capital E	-	-	.04	.04	.07	.06
Net asset value, end of period	$ 21.51	$ 30.55	$ 45.89	$ 100.87	$ 61.85	$ 53.37
Total Return B,C,D	(29.59)%	(33.39)%	(49.80)%	84.89%	22.21%	46.52%
Ratios to Average Net Assets F
Expenses before expense reductions	1.57% A	1.29%	1.07%	1.12%	1.27%	1.51%
Expenses net of voluntary waivers, if any	1.57% A	1.29%	1.07%	1.12%	1.27%	1.51%
Expenses net of all reductions	1.34% A	1.20%	1.02%	1.09%	1.25%	1.48%
Net investment income (loss)	.17% A	.02%	(.17)%	(.15)%	(.11)%	(.53)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 299,380	$ 456,116	$ 791,196	$ 1,888,217	$ 824,175	$ 643,449
Portfolio turnover rate	163% A	169%	322%	173%	150%	157%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Utilities Growth Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Utilities Growth	-23.44%	-36.98%	-2.05%	75.51%
Select Utilities Growth (load adj.)	-25.73%	-38.87%	-4.99%	70.24%
S&P 500	-16.60%	-18.00%	9.01%	168.68%
GS Utilities	-23.56%	-37.19%	-11.06%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 111 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Utilities Growth	-36.98%	-0.41%	5.79%
Select Utilities Growth (load adj.)	-38.87%	-1.02%	5.46%
S&P 500	-18.00%	1.74%	10.39%
GS Utilities	-37.19%	-2.32%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Utilities Growth Portfolio on August 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have grown to $17,024 - a 70.24% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,868 - a 168.68% increase. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
Verizon Communications, Inc.	8.4
BellSouth Corp.	7.8
FirstEnergy Corp.	6.4
TXU Corp.	5.7
Dominion Resources, Inc.	5.3
Equitable Resources, Inc.	5.1
Southern Co.	4.8
ALLTEL Corp.	4.1
FPL Group, Inc.	3.7
Sempra Energy	3.3
54.6
Top Industries as of August 31, 2002
% of fund's net assets
Electric Utilities	39.0%
Diversified Telecommunication Services	31.3%
Gas Utilities	5.9%
Oil & Gas	5.1%
Media	3.5%
All Others*	15.2%
* Includes short-term investments and net other assets.

Semiannual Report

Utilities Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Shep Perkins, Portfolio Manager of Fidelity Select Utilities Growth Portfolio

Q. How did the fund perform, Shep?

A. The environment for telecommunications and utilities stocks continued to be challenging, although the fund performed in line with its sector benchmark during the most recent period. For the six months ending August 31, 2002, the fund had a total return of -23.44%, versus -23.56% for the Goldman Sachs Utilities Index, an index of 111 stocks designed to measure the performance of companies in the utilities sector. The Standard & Poor's 500 Index fell 16.60% during the same period. For the 12 months ending August 31, 2002, the fund returned -36.98%, compared with -18.00% and -37.19%, respectively, for the S&P 500 and the Goldman Sachs index.

Q. What factors influenced the fund's performance?

A. Weak demand, overcapacity and shaky balance sheets continued to plague companies in each of the four main segments of the telecom industry: local service, long-distance service, equipment and wireless. Even the RBOCs (regional Bell operating companies), which have traditionally been considered defensive investments that tend to outperform the overall market in difficult conditions, fell on hard times during the period. As a result, our overweightings in Verizon and BellSouth hurt the fund's performance relative to its sector benchmark. In utilities, companies with exposure to the deregulated power markets did poorly due to overcapacity and high debt levels, and the fund's minimal exposure to these companies helped our performance. Additionally, I increased the fund's weighting in electric utilities, which still enjoy many advantages of operating in protected markets. These stocks weathered the storm relatively well, and increasing our exposure to them helped the fund's relative performance.

Q. Why did the RBOCs stumble so badly?

A. A number of unexpected earnings disappointments drove their share prices lower. The RBOCs used to have a monopoly on their respective markets for local telephone service. While demand was somewhat sensitive to growth in the economy, historically RBOCs were the only option for local phone service. That situation has changed dramatically. The RBOCs now have competition from the wireless market, wholesalers, cable companies and long-distance providers. Growth in cable modem usage had a particularly negative impact on the incumbent local service providers, as consumers increasingly decided to use a cable modem instead of a second phone line for Internet access. The RBOCs still dominate the local service market, but the trend toward alternative carriers is clear.

Q. Which stocks contributed to the fund's performance?

A. Utilities headed the fund's list of best performers, including Southern Company, Equitable Resources, Sempra Energy, Dominion Resources and SCANA. AES, an independent power producer with international exposure, marginally helped our returns, but I sold the position early in the period, as the extent of the challenges facing companies with exposure to the deregulated power markets became clearer.

Q. What about holdings that detracted from performance?

A. Verizon and BellSouth, the fund's two largest holdings, both revised downward their earnings estimates for the remainder of 2002 and saw their share prices drop substantially. Another detractor, AT&T, suffered from lackluster demand for long-distance service, weak pricing, high debt levels and weakness in the stock of Comcast, which is slated to buy AT&T's cable business. Ironically, the recent bankruptcy of rival WorldCom gave AT&T more competitive clout than it has enjoyed in quite a while. In the case of WorldCom, which also had a negative impact on the fund's returns, I bought it weeks before the company's accounting fraud came to light and was caught as the stock subsequently plummeted.

Q. What's your outlook, Shep?

A. Both the utilities and telecom industries are badly in need of the increased demand that would likely result from an economic recovery. So far, however, it appears that any recovery could be modest, at least in its early phases, and there is still the possibility of a double-dip recession if the financial markets deteriorate further. In telecom, even the area with the strongest growth - wireless - suffers from too many providers, a situation that encourages price wars and makes it difficult for any of the companies to make decent profits. Although the timing is unclear, industry consolidation is likely and necessary to relieve some competitive pressure. During this weeding-out period, my main focus is to identify the companies that are positioned to survive and gain market share in these difficult times.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: December 10, 1981

Fund number: 065

Trading symbol: FSUTX

Size: as of August 31, 2002, more than $189 million

Manager: Shep Perkins, since March 2002; manager, Fidelity Select Developing Communications Portfolio, since 2001; Fidelity Select Wireless Portfolio, since 2000; Fidelity Select Medical Delivery Portfolio, 1999-2000; joined Fidelity in 1997

3

Semiannual Report

Utilities Growth Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.1%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 2.6%
Comverse Technology, Inc. (a)	471,500	$ 3,847,440
Motorola, Inc.	86,000	1,032,000
TOTAL COMMUNICATIONS EQUIPMENT		4,879,440
DIVERSIFIED TELECOMMUNICATION SERVICES - 31.3%
ALLTEL Corp.	183,900	7,734,834
AT&T Corp.	187,639	2,292,949
BellSouth Corp.	634,000	14,784,880
CenturyTel, Inc.	77,700	2,101,785
Citizens Communications Co.	579,600	4,242,672
IDT Corp. (a)	105,100	1,855,015
IDT Corp. Class B (a)	222,500	3,544,425
KT Corp. sponsored ADR	85,900	1,950,789
Qwest Communications International, Inc. (a)	517,606	1,682,220
Telefonos de Mexico SA de CV sponsored ADR	104,700	3,102,261
Verizon Communications, Inc.	511,766	15,864,745
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		59,156,575
ELECTRIC UTILITIES - 38.5%
Ameren Corp.	96,000	4,228,800
Cinergy Corp.	79,300	2,727,920
Constellation Energy Group, Inc.	39,600	1,109,196
Dominion Resources, Inc.	158,800	9,958,348
DPL, Inc.	107,600	1,995,980
DQE, Inc.	74,500	1,118,245
DTE Energy Co.	97,200	4,170,852
Edison International (a)	105,900	1,268,682
Entergy Corp.	64,000	2,700,160
FirstEnergy Corp.	367,500	12,127,500
FPL Group, Inc.	124,100	7,083,628
Northeast Utilities	258,000	4,517,580
Southern Co.	315,500	9,136,880
TXU Corp.	222,400	10,755,264
TOTAL ELECTRIC UTILITIES		72,899,035
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Itron, Inc. (a)	23,400	316,134
GAS UTILITIES - 5.9%
KeySpan Corp.	80,200	2,810,208
Kinder Morgan, Inc.	49,100	2,022,429
Sempra Energy	264,100	6,341,041
TOTAL GAS UTILITIES		11,173,678
MEDIA - 3.5%
EchoStar Communications Corp. Class A (a)	128,000	2,278,400

	Shares	Value (Note 1)
General Motors Corp. Class H (a)	327,200	$ 3,366,888
PanAmSat Corp. (a)	48,700	915,560
TOTAL MEDIA		6,560,848
MULTI-UTILITIES & UNREGULATED POWER - 1.8%
Energy East Corp.	54,000	1,129,680
MDU Resources Group, Inc.	41,900	1,011,047
SCANA Corp.	43,900	1,228,322
TOTAL MULTI-UTILITIES & UNREGULATED POWER		3,369,049
OIL & GAS - 5.1%
Equitable Resources, Inc.	276,900	9,735,804
WIRELESS TELECOMMUNICATION SERVICES - 2.2%
AT&T Wireless Services, Inc. (a)	173,600	857,584
Nextel Communications, Inc. Class A (a)	133,600	1,016,696
Sprint Corp. - PCS Group Series 1 (a)	474,800	1,880,208
Triton PCS Holdings, Inc. Class A (a)	159,000	429,300
TOTAL WIRELESS TELECOMMUNICATION SERVICES		4,183,788
TOTAL COMMON STOCKS (Cost $212,927,277)		172,274,351
Convertible Preferred Stocks - 0.5%

ELECTRIC UTILITIES - 0.5%
Ameren Corp. $2.438 ACES	5,300	145,220
Cinergy Corp. $4.75 PRIDES	15,300	856,800
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $893,060)		1,002,020
Money Market Funds - 9.3%

Fidelity Cash Central Fund, 1.85% (b)	15,672,756	15,672,756
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	1,818,500	1,818,500
TOTAL MONEY MARKET FUNDS (Cost $17,491,256)		17,491,256
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $231,311,593)	190,767,627
NET OTHER ASSETS - (0.9)%	(1,725,595)
NET ASSETS - 100%	$ 189,042,032
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $179,350,137 and $214,360,219, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50,354 for the period.
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $56,129,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $33,195,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Utilities Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $1,440,252) (cost $231,311,593) - See accompanying schedule		$ 190,767,627
Receivable for fund shares sold		205,188
Dividends receivable		548,833
Interest receivable		21,252
Redemption fees receivable		377
Other receivables		1,136
Total assets		191,544,413
Liabilities
Payable for investments purchased	$ 22,407
Payable for fund shares redeemed	476,153
Accrued management fee	89,925
Other payables and accrued expenses	95,396
Collateral on securities loaned, at value	1,818,500
Total liabilities		2,502,381
Net Assets		$ 189,042,032
Net Assets consist of:
Paid in capital		$ 412,180,148
Undistributed net investment income		1,586,803
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(184,180,953)
Net unrealized appreciation (depreciation) on investments		(40,543,966)
Net Assets, for 7,214,940 shares outstanding		$ 189,042,032
Net Asset Value and redemption price per share ($189,042,032 ÷ 7,214,940 shares)		$ 26.20
Maximum offering price per share (100/97.00 of $26.20)		$ 27.01

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 2,769,199
Interest		87,145
Security lending		12,080
Total income		2,868,424
Expenses
Management fee	$ 660,015
Transfer agent fees	633,892
Accounting and security lending fees	75,139
Non-interested trustees' compensation	405
Custodian fees and expenses	5,669
Registration fees	15,672
Audit	11,281
Legal	1,361
Miscellaneous	5,655
Total expenses before reductions	1,409,089
Expense reductions	(194,891)	1,214,198
Net investment income (loss)		1,654,226
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(91,859,559)
Foreign currency transactions	(8,508)
Total net realized gain (loss)		(91,868,067)
Change in net unrealized appreciation (depreciation) on investment securities		29,249,500
Net gain (loss)		(62,618,567)
Net increase (decrease) in net assets resulting from operations		$ (60,964,341)
Other Information
Sales charges paid to FDC		$ 42,209
Deferred sales charges withheld by FDC		$ 10,066
Exchange fees withheld by FSC		$ 6,208

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Utilities Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,654,226	$ 3,026,972
Net realized gain (loss)	(91,868,067)	(87,417,209)
Change in net unrealized appreciation (depreciation)	29,249,500	(53,640,144)
Net increase (decrease) in net assets resulting from operations	(60,964,341)	(138,030,381)
Distributions to shareholders from net investment income	(789,135)	(2,182,560)
Distributions to shareholders from net realized gain	-	(8,962,358)
Total distributions	(789,135)	(11,144,918)
Share transactions Net proceeds from sales of shares	18,769,975	90,371,121
Reinvestment of distributions	729,614	10,523,975
Cost of shares redeemed	(43,611,523)	(209,262,062)
Net increase (decrease) in net assets resulting from share transactions	(24,111,934)	(108,366,966)
Redemption fees	13,483	68,966
Total increase (decrease) in net assets	(85,851,927)	(257,473,299)
Net Assets
Beginning of period	274,893,959	532,367,258
End of period (including undistributed net investment income of $1,586,803 and undistributed net investment income of $780,219, respectively)	$ 189,042,032	$ 274,893,959
Other Information Shares
Sold	644,173	2,037,000
Issued in reinvestment of distributions	21,179	247,021
Redeemed	(1,461,019)	(4,842,366)
Net increase (decrease)	(795,667)	(2,558,345)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 34.32	$ 50.37	$ 68.83	$ 61.58	$ 53.50	$ 45.97
Income from Investment Operations
Net investment income (loss) E	.22	.33	2.48 H	.48	.44	.54
Net realized and unrealized gain (loss)	(8.24)	(15.20)	(14.15)	16.46	15.77	14.83
Total from investment operations	(8.02)	(14.87)	(11.67)	16.94	16.21	15.37
Distributions from net investment income	(.10)	(.26)	(1.97)	(.42)	(.25)	(.58)
Distributions from net realized gain	-	(.93)	(4.85)	(9.30)	(7.93)	(7.30)
Total distributions	(.10)	(1.19)	(6.82)	(9.72)	(8.18)	(7.88)
Redemption fees added to paid in capital E	-	.01	.03	.03	.05	.04
Net asset value, end of period	$ 26.20	$ 34.32	$ 50.37	$ 68.83	$ 61.58	$ 53.50
Total Return B, C, D	(23.44)%	(29.94)%	(17.65)%	29.76%	32.17%	36.20%
Ratios to Average Net Assets F
Expenses before expense reductions	1.24% A	1.11%	1.01%	1.07%	1.18%	1.33%
Expenses net of voluntary waivers, if any	1.24% A	1.11%	1.01%	1.07%	1.18%	1.33%
Expenses net of all reductions	1.07% A	1.09%	.99%	1.04%	1.16%	1.30%
Net investment income (loss)	1.46% A	.77%	3.85%	.72%	.77%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 189,042	$ 274,894	$ 532,367	$ 645,105	$ 507,841	$ 401,927
Portfolio turnover rate	164% A	54%	80%	93%	113%	78%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29. H Investment income per share reflects a special dividend which amounted to $2.26 per share.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Wireless Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Life of fund
Select Wireless	-29.62%	-53.33%	-74.07%
Select Wireless (load adj.)	-31.73%	-54.73%	-74.85%
S&P 500	-16.60%	-18.00%	-35.09%
GS Utilities	-23.56%	-37.19%	-49.83%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case six months, one year, or since the fund started on September 21, 2000. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 111 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Returns

Periods ended August 31, 2002	Past 1 year	Life of fund
Select Wireless	-53.33%	-50.09%
Select Wireless (load adj.)	-54.73%	-50.87%
S&P 500	-18.00%	-19.95%
GS Utilities	-37.19%	-29.89%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Wireless Portfolio on September 21, 2000, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2002, the value of the investment would have been $2,515 - a 74.85% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $6,491 - a 35.09% decrease. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Summary

Top Ten Stocks as of August 31, 2002
% of fund's net assets
ALLTEL Corp.	10.6
Vodafone Group PLC sponsored ADR	10.0
Motorola, Inc.	8.3
Harris Corp.	7.4
Comverse Technology, Inc.	5.1
Telephone & Data Systems, Inc.	5.1
Symbol Technologies, Inc.	4.6
Sprint Corp. - PCS Group Series 1	4.5
SK Telecom Co. Ltd. sponsored ADR	4.1
AT&T Wireless Services, Inc.	3.5
63.2
Top Industries as of August 31, 2002
% of fund's net assets
Wireless Telecommunication Services	36.3%
Communications Equipment	28.5%
Diversified Telecommunication Services	14.6%
Electronic Equipment & Instruments	5.6%
Semiconductor Equipment & Products	3.6%
All Others*	11.4%
* Includes short-term investments and net other assets.

Semiannual Report

Wireless Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Shep Perkins, Portfolio Manager of Fidelity Select Wireless Portfolio

Q. How did the fund perform, Shep?

A. Not well. Telecommunications was one of the weakest sectors in a declining stock market, and wireless stocks underperformed other pockets of the telecom sector. For the six months ending August 31, 2002, the fund had a total return of -29.62%, compared with -16.60% and -23.56%, respectively, for the Standard & Poor's 500 Index and the Goldman Sachs Utilities Index, an index of 111 stocks designed to measure the performance of companies in the utilities sector. For the 12 months ending August 31, 2002, the fund returned -53.33%, compared with -18.00% and -37.19%, respectively, for the S&P 500 and the Goldman Sachs index.

Q. Why did the fund's returns trail those of the indexes during the six-month period?

A. The Goldman Sachs index includes a broad mix of utilities and telecommunications stocks, while the fund concentrates on the wireless space within telecom. Traditional electric utilities, which still operate in protected markets for the most part, weathered the recent market decline relatively well. Likewise, the S&P 500 contains stocks in sectors such as financial services and consumer staples that outperformed the broader market during the period. On the other hand, the wireless market faced the challenge of slowing subscriber growth despite maintaining decent growth in absolute terms. Compounding the difficulties facing wireless companies was fierce competition for those subscribers among the six major service providers - competition that resulted in aggressive price-cutting and reduced profitability. High levels of debt gave investors another reason to be wary of wireless stocks.

Q. What kind of strategy did you pursue?

A. I tried to emphasize companies with relatively strong balance sheets, market positions and cash flows. Given the challenging market conditions, though, there was just nowhere to hide, and most of the fund's largest holdings at the end of the period detracted from performance.

Q. Which holdings bucked the downward trend?

A. Nextel Communications logged a small gain during the period. The company continued to cut costs, strengthen its balance sheet and fine-tune its marketing program. Additionally, Nextel negotiated a favorable outsourcing deal with IBM. Looking at other contributors, tower operators SBA Communications and American Tower were actually down for the period as a whole, but I sold both of them in time to bank modest profits. Another holding meriting mention was China Mobile, which benefited from solid cash flow and stronger-than-expected subscriber growth. The company had a better balance sheet than many of its peers - in part, because the China market continued to operate on the 2G, or second generation, wireless standard and didn't pay for expensive 3G licenses. The fund did not hold China Mobile at the end of the period.

Q. Which stocks detracted from the fund's performance?

A. Sprint Corp.-PCS and AT&T Wireless were two of the top detractors, hurt by high debt levels and disappointing subscriber growth. Another weak performer, Atmel, manufactures semiconductors for the wireless industry. Weak demand and falling semiconductor prices combined with high fixed costs to pressure the company's profits. ALLTEL, a regional service provider with wireless and wireline operations, also fell victim to investors' pessimism and the unfavorable business conditions during the period. However, I continued to like the company because of its protected market area and comparatively strong balance sheet. Another holding plagued by concerns about slowing growth was Vodafone, the world's largest wireless carrier. In addition to dominating the European wireless market, this company also owns about half of Verizon Wireless and has extensive wireless interests in Japan and China. ALLTEL and Vodafone remained two of the fund's core holdings at the end of the period.

Q. What's your outlook, Shep?

A. Wireless remains the fastest-growing segment of the telecom sector, but, in general, profitability remains elusive. Improving economic conditions and technological advances enabling providers to offer premium services should eventually have a favorable impact on profitability going forward. With share prices down substantially from their highs early in 2000, I am hoping to see some consolidation in the industry, particularly among the service providers. Fewer competitors should enable the survivors to do business more profitably.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: September 21, 2000

Fund number: 963

Trading symbol: FWRLX

Size: as of August 31, 2002, more than $61 million

Manager: Shep Perkins, since inception; manager, Fidelity Select Utilities Growth Portfolio, since March 2002; Fidelity Select Developing Communications Portfolio, since 2001; Fidelity Select Medical Delivery Portfolio, 1999-2000; joined Fidelity in 1997

3

Semiannual Report

Wireless Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.9%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 28.5%
Comverse Technology, Inc. (a)	386,820	$ 3,156,451
DMC Stratex Networks, Inc. (a)	32,800	57,400
Harris Corp.	143,800	4,594,410
Motorola, Inc.	425,080	5,100,960
Nokia Corp. sponsored ADR	81,230	1,079,547
Powerwave Technologies, Inc. (a)	116,000	719,200
QUALCOMM, Inc. (a)	58,850	1,630,734
Tekelec (a)	47,300	464,439
Telefonaktiebolaget LM Ericsson AB sponsored ADR (a)	138,960	101,441
UTStarcom, Inc. (a)	16,300	215,160
Wavecom SA sponsored ADR (a)	10,300	449,595
TOTAL COMMUNICATIONS EQUIPMENT		17,569,337
DIVERSIFIED TELECOMMUNICATION SERVICES - 14.6%
ALLTEL Corp.	155,390	6,535,702
IDT Corp. (a)	71,200	1,256,680
IDT Corp. Class B (a)	17,900	285,147
KT Corp. sponsored ADR	41,200	935,652
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		9,013,181
ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.6%
Symbol Technologies, Inc.	311,500	2,840,880
Trimble Navigation Ltd. (a)	46,300	648,200
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		3,489,080
MEDIA - 3.3%
EchoStar Communications Corp. Class A (a)	23,900	425,420
General Motors Corp. Class H (a)	42,500	437,325
PanAmSat Corp. (a)	63,000	1,184,400
TOTAL MEDIA		2,047,145
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.6%
Atmel Corp. (a)	546,200	1,261,722
Fairchild Semiconductor International, Inc. Class A (a)	7,700	92,939
RF Micro Devices, Inc. (a)	106,100	709,809
TriQuint Semiconductor, Inc. (a)	25,500	135,150
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		2,199,620
WIRELESS TELECOMMUNICATION SERVICES - 36.3%
AT&T Wireless Services, Inc. (a)	432,760	2,137,834
Boston Communications Group, Inc. (a)	73,600	667,626
KDDI Corp.	305	881,071
Nextel Communications, Inc. Class A (a)	266,050	2,024,641
SK Telecom Co. Ltd. sponsored ADR	115,300	2,508,928

	Shares	Value (Note 1)
Sprint Corp. - PCS Group Series 1 (a)	705,950	$ 2,795,562
Telephone & Data Systems, Inc.	52,797	3,154,621
Triton PCS Holdings, Inc. Class A (a)	103,170	278,559
United States Cellular Corp. (a)	56,600	1,780,070
Vodafone Group PLC sponsored ADR	385,390	6,162,386
TOTAL WIRELESS TELECOMMUNICATION SERVICES		22,391,298
TOTAL COMMON STOCKS (Cost $90,786,924)		56,709,661
Money Market Funds - 27.1%

Fidelity Cash Central Fund, 1.85% (b)	5,166,528	5,166,528
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	11,554,000	11,554,000
TOTAL MONEY MARKET FUNDS (Cost $16,720,528)		16,720,528
TOTAL INVESTMENT PORTFOLIO - 119.0% (Cost $107,507,452)		73,430,189
NET OTHER ASSETS - (19.0)%		(11,704,508)
NET ASSETS - 100%		$ 61,725,681
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $46,775,937 and $35,982,306, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,153 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.3%
United Kingdom	10.0
Korea (South)	5.6
Finland	1.8
Japan	1.4
Others (individually less than 1%)	0.9
100.0%
Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $66,186,000 all of which will expire on February 28, 2010.
The fund intends to elect to defer to its fiscal year ending February 28, 2003 approximately $15,567,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $10,527,842) (cost $107,507,452) - See accompanying schedule		$ 73,430,189
Receivable for fund shares sold		107,211
Interest receivable		4,465
Redemption fees receivable		192
Other receivables		4,727
Total assets		73,546,784
Liabilities
Payable to custodian bank	$ 23,448
Payable for investments purchased	4,001
Payable for fund shares redeemed	124,670
Accrued management fee	29,710
Other payables and accrued expenses	85,274
Collateral on securities loaned, at value	11,554,000
Total liabilities		11,821,103
Net Assets		$ 61,725,681
Net Assets consist of:
Paid in capital		$ 217,349,003
Accumulated net investment loss		(476,342)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(121,069,717)
Net unrealized appreciation (depreciation) on investments		(34,077,263)
Net Assets, for 23,786,753 shares outstanding		$ 61,725,681
Net Asset Value and redemption price per share ($61,725,681 ÷ 23,786,753 shares)		$ 2.59
Maximum offering price per share (100/97.00 of $2.59)		$ 2.67

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Dividends		$ 140,167
Interest		46,041
Security lending		23,975
Total income		210,183
Expenses
Management fee	$ 212,824
Transfer agent fees	468,374
Accounting and security lending fees	31,439
Non-interested trustees' compensation	127
Custodian fees and expenses	3,783
Registration fees	24,507
Audit	7,997
Legal	239
Miscellaneous	593
Total expenses before reductions	749,883
Expense reductions	(63,358)	686,525
Net investment income (loss)		(476,342)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(35,511,299)
Foreign currency transactions	1,293
Total net realized gain (loss)		(35,510,006)
Change in net unrealized appreciation (depreciation) on investment securities		10,644,513
Net gain (loss)		(24,865,493)
Net increase (decrease) in net assets resulting from operations		$ (25,341,835)
Other Information
Sales charges paid to FDC		$ 115,853
Deferred sales charges withheld by FDC		$ 71
Exchange fees withheld by FSC		$ 2,978

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Wireless Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (476,342)	$ (890,954)
Net realized gain (loss)	(35,510,006)	(67,714,990)
Change in net unrealized appreciation (depreciation)	10,644,513	(6,836,053)
Net increase (decrease) in net assets resulting from operations	(25,341,835)	(75,441,997)
Share transactions Net proceeds from sales of shares	34,549,243	94,265,620
Cost of shares redeemed	(24,807,470)	(99,176,215)
Net increase (decrease) in net assets resulting from share transactions	9,741,773	(4,910,595)
Redemption fees	60,240	102,415
Total increase (decrease) in net assets	(15,539,822)	(80,250,177)
Net Assets
Beginning of period	77,265,503	157,515,680
End of period (including accumulated net investment loss of $476,342 and $0, respectively)	$ 61,725,681	$ 77,265,503
Other Information Shares
Sold	10,245,540	16,329,176
Redeemed	(7,471,755)	(17,138,407)
Net increase (decrease)	2,773,785	(809,231)

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 3.68	$ 7.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.04)	(.02)
Net realized and unrealized gain (loss)	(1.07)	(3.50)	(2.76)
Total from investment operations	(1.09)	(3.54)	(2.78)
Distributions in excess of net realized gain	-	-	(.01)
Redemption fees added to paid in capital E	-	-	.01
Net asset value, end of period	$ 2.59	$ 3.68	$ 7.22
Total Return B, C, D	(29.62)%	(49.03)%	(27.71)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.05% A	1.59%	1.51% A
Expenses net of voluntary waivers, if any	2.05% A	1.59%	1.51% A
Expenses net of all reductions	1.88% A	1.54%	1.48% A
Net investment income (loss)	(1.30)% A	(.72)%	(.43)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,726	$ 77,266	$ 157,516
Portfolio turnover rate	105% A	148%	155% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period September 21, 2000 (commencement of operations) to February 28, 2001. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Money Market Portfolio

Performance

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Money Market	0.83%	1.99%	25.30%	54.79%
Select Money Market (load adj.)	-2.19%	-1.07%	21.54%	50.15%
All Taxable Money Market Funds Average	0.67%	1.66%	23.98%	52.64%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050 without including the effect of the 3.00% sales charge. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of 1,159 taxable money market funds with similar objectives tracked by iMoneyNet, Inc. over the past one year.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Past 10 years
Select Money Market	1.99%	4.61%	4.47%
Select Money Market (load adj.)	-1.07%	3.98%	4.15%
All Taxable Money Market Funds Average	1.66%	4.39%	4.31%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Yields

	9/3/02	5/28/02	2/26/02	11/27/01	8/28/01
Select Money Market	1.53%	1.70%	1.72%	2.21%	3.39%
All Taxable Money Market Funds Average	1.28%	1.31%	1.46%	2.23%	3.08%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average. Figures for the all taxable money market funds average are from iMoneyNet, Inc.

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

Semiannual Report

Money Market Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

John Todd, Portfolio Manager of Fidelity Select Money Market Portfolio

Q. John, what was the investment environment like during the six months that ended August 31, 2002?

A. To date, the group most market observers look to for analysis of the business cycle, the National Bureau of Economic Research (NBER), has not recognized an end to the recession that began in March 2001. Their reluctance belies the inconsistent economic performance that has been in evidence over the past several quarters. As a result, the money market yield curve - a representation of the difference between short- and long-term money market interest rates - remained extremely flat, meaning that there was very little difference between short- and long-term yields. To help support economic growth, the Federal Reserve Board adopted an extremely accommodative posture by keeping short-term interest rates very low. During the period, market sentiment shifted from a view that the Fed would keep short-term rates steady for a while to one anticipating that the Fed would lower rates even further. Within a flat yield curve environment, it was very difficult to find meaningful value opportunities at specific maturities. In addition, there was not much of a risk premium, meaning that securities issued by entities with lower credit ratings did not offer much of a yield advantage over higher-quality issues.

Q. What other factors influenced the money markets?

A. There were significant questions about corporate governance and accounting. As a result, both individual and institutional investors lightened their portfolios' weightings in stocks and demanded higher yields to compensate for the perceived higher risk in the corporate bond market. In addition, investors chose to allocate a larger portion of their investments toward the money markets, which they perceived to carry less risk. This influx of assets sparked demand at the same time that weak economic activity reduced the borrowing needs of corporate issuers of short-term money market securities. The combination of added demand and diminished supply - at a time when virtually no one anticipated short-term rates to rise - was another factor that caused the yield curve to remain flat.

Q. What was your strategy with the fund?

A. With longer-term money market securities offering little or no yield advantage over short-term issues, there was little incentive to invest further out on the curve in one-year notes. As a result, I tended to focus on the 30- to 90-day maturity range, allowing these investments to roll down to maturity, reinvesting the proceeds again in securities with 30- to 90-day maturities. I also occasionally invested in short-term variable-rate securities - whose yields are reset daily or monthly - when they provided value opportunities. In terms of sectors, I shifted my focus away from certificates of deposit and toward asset-backed securities, as well as taking advantage of opportunities in the repurchase agreement market.

Q. How did the fund perform?

A. The fund's seven-day yield on August 31, 2002, was 1.54%, compared to 1.73% six months ago. For the six months that ended August 31, 2002, the fund had a total return of 0.83%, compared to 0.67% for the all taxable money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook?

A. Although the NBER has not announced an end to the recession, most economists have argued that it has indeed ended. If that is the case, the recovery has been a jobless one. With very little inflation and slow revenue growth, corporations have worked to improve their earnings prospects by controlling and cutting costs through layoffs and increasing the labor force's productivity. There is very little on the horizon to suggest that stagnant job growth will improve. Corporations are working to heal the loss of trust resulting from corporate accounting scandals. Conditions most likely will not improve until companies feel more comfortable about the economic outlook and begin to ramp up hiring. In the meantime, the main question is whether or not consumers - the only cylinder that has kept the economic engine moving - have the wherewithal to continue spending in order to keep the economy afloat. Thus far, consumers have helped sustain two pockets of strength - the housing and automobile markets - that have reaped the benefits of very low interest rates. In terms of my interest rate outlook, I do not expect a material change in short-term rates until the spring of 2003 at the earliest.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Start date: August 30, 1985

Fund number: 085

Trading symbol: FSLXX

Size: as of August 31, 2002, more than $1.0 billion

Manager: John Todd, since 1991; manager, several Fidelity and Spartan money market funds; joined Fidelity in 1981

3

Semiannual Report

Money Market Portfolio

Investments August 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Certificates of Deposit - 45.6%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 1.0%
Chase Manhattan Bank USA NA
11/13/02	1.70%	$ 5,000,000	$ 5,000,000
Citibank NA, New York
9/4/02	1.82	5,000,000	5,000,000
			10,000,000
London Branch, Eurodollar, Foreign Banks - 20.7%
ABN-AMRO Bank NV
11/8/02	2.00	5,000,000	5,000,000
11/12/02	1.96	10,000,000	10,000,000
Alliance & Leicester PLC
10/15/02	1.80	5,000,000	5,000,030
Australia & New Zealand Banking Group Ltd.
12/16/02	2.11	10,000,000	10,000,000
Banco Bilbao Vizcaya Argentaria SA
9/16/02	1.82	15,000,000	15,000,059
2/18/03	1.77	13,000,000	13,029,163
Barclays Bank PLC
9/16/02	1.97	5,000,000	4,999,959
10/10/02	1.80	5,000,000	5,000,000
10/11/02	1.80	15,000,000	15,000,000
10/17/02	1.83	5,000,000	5,000,000
11/12/02	1.96	5,000,000	5,000,000
Bayerische Hypo-und Vereinsbank AG
11/8/02	2.05	5,000,000	5,000,000
11/21/02	1.85	25,000,000	25,000,000
2/19/03	1.70	5,000,000	5,000,000
BNP Paribas SA
11/20/02	1.85	10,000,000	10,000,000
Deutsche Bank AG
12/13/02	2.07	25,000,000	25,000,000
Halifax PLC
9/30/02	2.28	10,000,000	10,000,000
HBOS Treasury Services PLC
10/11/02	1.80	5,000,000	5,000,000
11/26/02	1.75	10,000,000	10,000,000
ING Bank NV
9/13/02	1.82	5,000,000	5,000,000
1/21/03	1.70	5,000,000	5,000,000
2/21/03	1.71	5,000,000	5,000,000
Nordea Bank Finland PLC
2/27/03	1.76	5,000,000	5,000,000
Westdeutsche Landesbank Girozentrale
11/8/02	2.01	5,000,000	5,000,000
			213,029,211
New York Branch, Yankee Dollar, Foreign Banks - 23.9%
Abbey National Treasury Services PLC
9/3/02	1.72 (b)	10,000,000	9,996,471
9/10/02	1.69 (b)	5,000,000	4,998,184

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Bayerische Hypo-und Vereinsbank AG
10/15/02	1.81%	$ 10,000,000	$ 10,000,000
BNP Paribas SA
9/5/02	2.00	10,000,000	10,000,000
9/16/02	2.00	5,000,000	5,000,000
12/13/02	2.08	5,000,000	5,000,000
12/27/02	1.73	18,000,000	18,000,000
Canadian Imperial Bank of Commerce
11/12/02	1.70	5,000,000	5,000,000
Commerzbank AG
10/8/02	1.83	10,000,000	10,000,000
Credit Agricole Indosuez
10/1/02	1.75 (b)	5,000,000	4,998,231
12/13/02	2.08	5,000,000	5,000,000
Deutsche Bank AG
9/6/02	1.70 (b)	12,000,000	11,998,422
9/23/02	1.71 (b)	5,000,000	4,998,314
Dexia Bank SA
9/26/02	1.72 (b)	5,000,000	4,998,352
Landesbank Baden-Wuerttemberg
11/12/02	1.97	25,000,000	24,999,505
Royal Bank of Canada
9/6/02	1.72 (b)	10,000,000	9,999,079
9/18/02	1.70 (b)	5,000,000	4,999,403
9/25/02	1.71 (b)	5,000,000	4,998,305
11/20/02	2.55	10,000,000	9,996,426
Royal Bank of Scotland PLC
10/28/02	2.07	5,000,000	5,000,000
Societe Generale
9/30/02	1.74 (b)	20,000,000	19,999,210
9/23/02	1.73 (b)	5,000,000	4,998,899
9/25/02	1.72 (b)	10,000,000	9,996,730
Svenska Handelsbanken AB
9/3/02	1.73 (b)	5,000,000	4,997,703
Toronto-Dominion Bank
11/27/02	1.70	15,000,000	15,032,050
UBS AG
9/30/02	1.87	5,000,000	5,000,000
10/28/02	2.10	5,000,000	5,000,000
12/13/02	2.07	10,000,000	10,000,000
			245,005,284
TOTAL CERTIFICATES OF DEPOSIT			468,034,495
Commercial Paper - 20.5%

AT&T Corp.
9/6/02	2.28	5,000,000	4,998,417
Citibank Credit Card Master Trust I (Dakota Certificate Program)
9/9/02	1.75	5,000,000	4,998,056
10/9/02	1.81	15,000,000	14,971,500
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Danske Corp.
11/19/02	1.80%	$ 10,000,000	$ 9,960,719
Delaware Funding Corp.
11/5/02	1.71	14,062,000	14,018,837
Edison Asset Securitization LLC
10/2/02	1.81	10,000,000	9,984,500
10/3/02	1.92	11,926,000	11,905,858
11/1/02	2.02	5,000,000	4,983,056
Ford Motor Credit Co.
9/10/02	2.04	5,000,000	4,997,463
Fortis Funding LLC
2/7/03	1.71	10,000,000	9,924,917
GE Capital International Funding, Inc.
2/19/03	1.75	5,000,000	4,958,913
General Electric Capital Corp.
9/10/02	1.95	5,000,000	4,997,588
Goldman Sachs Group, Inc.
2/21/03	1.75	5,000,000	4,958,432
Montauk Funding Corp.
9/25/02	1.78 (b)	30,000,000	30,000,000
Nationwide Building Society
12/16/02	1.88	25,000,000	24,863,083
New Center Asset Trust
10/8/02	1.80	10,000,000	9,981,603
Salomon Smith Barney Holdings, Inc.
11/26/02	1.75	10,000,000	9,958,433
12/12/02	1.75	5,000,000	4,975,350
Sheffield Receivables Corp.
9/5/02	1.83	10,000,000	9,997,978
UBS Finance, Inc.
10/28/02	1.98	10,000,000	9,968,967
Wells Fargo & Co.
12/20/02	1.73	5,000,000	4,973,722
TOTAL COMMERCIAL PAPER			210,377,392
Federal Agencies - 20.0%

Fannie Mae - 9.2%
Agency Coupons - 3.8%
9/3/02	1.84 (b)	6,000,000	5,998,806
10/10/02	1.68 (b)	12,500,000	12,496,837
7/30/03	2.19	10,000,000	10,000,000
9/5/03	2.00	10,000,000	10,000,000
			38,495,643
Discount Notes - 5.4%
10/30/02	1.96	5,996,000	5,976,936
12/11/02	1.90	25,000,000	24,868,139

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
1/10/03	2.25%	$ 20,000,000	$ 19,838,797
2/5/03	2.24	5,000,000	4,951,919
			55,635,791
Federal Home Loan Bank - 3.4%
Agency Coupons - 3.4%
9/5/03	2.03	10,000,000	9,998,093
9/8/03	2.00	20,000,000	19,999,129
9/23/03	2.09 (a)	5,000,000	5,000,000
			34,997,222
Freddie Mac - 7.4%
Agency Coupons - 0.5%
9/22/03	2.06	5,000,000	5,000,000
Discount Notes - 6.9%
10/30/02	1.96	15,000,000	14,952,308
11/7/02	1.85	56,600,000	56,406,174
			71,358,482
TOTAL FEDERAL AGENCIES			205,487,138
Bank Notes - 1.4%

U.S. Bank NA, Cincinnati
9/27/02	1.74 (b)	10,000,000	9,997,380
World Savings Bank FSB
9/4/02	1.82	5,000,000	4,999,988
TOTAL BANK NOTES			14,997,368
Master Notes - 1.7%

General Motors Acceptance Corp. Mortgage Credit
9/3/02	2.27 (b)	8,000,000	7,998,994
Goldman Sachs Group, Inc.
9/5/02	1.99 (b)(c)	5,000,000	5,000,000
9/25/02	1.97 (c)	5,000,000	5,000,000
TOTAL MASTER NOTES			17,998,994
Medium-Term Notes - 2.9%

GE Capital Assurance Co.
9/2/02	1.93 (b)(c)	5,000,000	5,000,000
GE Life & Annuity Assurance Co.
9/1/02	1.92 (b)(c)	15,000,000	15,000,000
General Electric Capital Corp.
9/9/02	1.81 (b)	5,000,000	5,000,000
Medium-Term Notes - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Harwood Street Funding I LLC
9/20/02	1.92% (b)	$ 5,000,000	$ 5,000,000
TOTAL MEDIUM-TERM NOTES			30,000,000
Short-Term Notes - 1.5%

Metropolitan Life Insurance Co.
10/1/02	2.05 (b)(c)	5,000,000	5,000,000
New York Life Insurance Co.
10/1/02	1.99 (b)(c)	5,000,000	5,000,000
SMM Trust 2001 M
9/13/02	1.89 (b)(c)	5,000,000	5,000,000
TOTAL SHORT-TERM NOTES			15,000,000
Repurchase Agreements - 5.9%
	Maturity Amount
In a joint trading account (U.S. Government Obligations) dated 8/30/02 due 9/3/02 At 1.88%	$ 409,086	409,000
With:
Goldman Sachs & Co. At 1.98%, dated 8/30/02 due 9/3/02 (Commercial Mortgage Obligations) (principal amount $32,893,283) 6.56%, 4/13/31	35,007,700	35,000,000
J.P. Morgan Securities At 1.88%, dated 8/20/02 due 9/24/02 (Corporate Obligations) (principal amount $12,339,000) 2.33% - 6.65%, 4/7/03 - 3/1/09	10,018,278	10,000,000
Lehman Brothers, Inc. At 1.9%, dated 8/8/02 due 9/10/02 (Corporate Obligations) (principal amount $4,635,000) 8.75%, 3/1/12	5,008,708	5,000,000
Merrill Lynch, Pierce, Fenner & Smith At 1.87%, dated 8/12/02 due 11/12/02 (Corporate Obligations) (principal amount $5,630,000) 7.625%, 11/1/05	5,023,894	5,000,000
Morgan Stanley & Co. At 1.88%, dated 8/6/02 due 9/9/02 (Corporate Obligations) (principal amount $24,642,000) 6.5% - 11.25%, 6/15/03 - 7/20/29	5,008,878	5,000,000
TOTAL REPURCHASE AGREEMENTS		60,409,000
TOTAL INVESTMENT PORTFOLIO - 99.5%	1,022,304,387
NET OTHER ASSETS - 0.5%	4,657,486
NET ASSETS - 100%	$ 1,026,961,873
Total Cost for Income Tax Purposes	$ 1,022,304,387
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Capital Assurance Co. 1.93%, 9/2/02	7/30/02	$ 5,000,000
GE Life & Annuity Assurance Co. 1.92%, 9/1/02	3/28/02	$ 15,000,000
Goldman Sachs Group, Inc.: 1.97%, 9/25/02	5/23/02	$ 5,000,000
1.99%, 9/5/02	8/26/02	$ 5,000,000
Metropolitan Life Insurance Co. 2.05%, 10/1/02	3/26/02	$ 5,000,000
New York Life Insurance Co. 1.99%, 10/1/02	2/28/02	$ 5,000,000
SMM Trust 2001 M 1.89%, 9/13/02	12/11/01	$ 5,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $45,000,000 or 4.4% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $19,233,857. The weighted average interest rate was 1.83%. Interest earned from the interfund lending program amounted to $6,841 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $9,000 all of which will expire on February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $60,409,000) - See accompanying schedule		$ 1,022,304,387
Cash		779
Receivable for fund shares sold		18,702,910
Interest receivable		2,595,947
Total assets		1,043,604,023
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 5,000,000
Payable for fund shares redeemed	11,038,008
Distributions payable	235,002
Accrued management fee	183,454
Other payables and accrued expenses	185,686
Total liabilities		16,642,150
Net Assets		$ 1,026,961,873
Net Assets consist of:
Paid in capital		$ 1,026,979,378
Accumulated net realized gain (loss) on investments		(17,505)
Net Assets, for 1,026,912,488 shares outstanding		$ 1,026,961,873
Net Asset Value and redemption price per share ($1,026,961,873 ÷ 1,026,912,488 shares)		$ 1.00
Maximum offering price per share (100/97 of $1.00)		$ 1.03

Statement of Operations

	Six months ended August 31, 2002 (Unaudited)
Investment Income
Interest		$ 9,876,516
Expenses
Management fee	$ 991,293
Transfer agent fees	752,512
Accounting fees and expenses	57,850
Non-interested trustees' compensation	1,647
Custodian fees and expenses	14,046
Registration fees	36,681
Audit	28,979
Legal	2,433
Miscellaneous	3,190
Total expenses before reductions	1,888,631
Expense reductions	(3,132)	1,885,499
Net investment income		7,991,017
Net Realized Gain (Loss) on Investment Securities		836
Net increase in net assets resulting from operations		$ 7,991,853
Other Information
Sales charges paid to FDC		$ 263,237
Deferred sales charges withheld by FDC		$ 17,720

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2002 (Unaudited)	Year ended February 28, 2002
Operations
Net investment income	$ 7,991,017	$ 37,934,865
Net realized gain (loss)	836	(2,041)
Net increase (decrease) in net assets resulting from operations	7,991,853	37,932,824
Distributions to shareholders from net investment income	(7,991,017)	(37,934,865)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	1,028,055,948	2,400,453,329
Reinvestment of distributions	7,926,374	36,325,666
Cost of shares redeemed	(1,046,890,482)	(2,572,268,150)
Net increase (decrease) in net assets and shares resulting from share transactions	(10,908,160)	(135,489,155)
Total increase (decrease) in net assets	(10,907,324)	(135,491,196)
Net Assets
Beginning of period	1,037,869,197	1,173,360,393
End of period	$ 1,026,961,873	$ 1,037,869,197

Financial Highlights

	Six months ended August 31, 2002	Years ended February 28,
	(Unaudited)	2002	2001	2000 F	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.008	.033	.060	.050	.050	.051
Distributions from net investment income	(.008)	(.033)	(.060)	(.050)	(.050)	(.051)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return B,C,D	.83%	3.30%	6.19%	5.08%	5.08%	5.26%
Ratios to Average Net Assets E
Expenses before expense reductions	.38% A	.37%	.50%	.48%	.50%	.56%
Expenses net of voluntary waivers, if any	.38% A	.37%	.50%	.48%	.50%	.56%
Expenses net of all reductions	.38% A	.37%	.50%	.48%	.49%	.56%
Net investment income	1.59% A	3.38%	6.02%	4.95%	5.03%	5.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,026,962	$ 1,037,869	$ 1,173,360	$ 888,869	$ 1,126,174	$ 584,919

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Money Market

Notes to Financial Statements

For the period ended August 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Select Portfolios (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The trust is comprised of equity funds (the fund or the funds), which invest primarily in securities of companies whose principal business activities fall within specific industries, and a money market fund, which invests in high quality money market instruments. Each fund is authorized to issue an unlimited number of shares. The Gold Portfolio and Natural Resources Portfolio may also invest in certain precious metals. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by the money market fund are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each applicable fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. For the Money Market Portfolio, dividends are declared daily and paid monthly from net investment income. Distributions from net investment income and realized gains are recorded on the ex-dividend date for all other funds.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. There were no significant book-to-tax differences during the period for the money market fund. Capital accounts within the financial

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, partnerships, non-taxable dividends, net operating losses, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investments including unrealized appreciation (depreciation) as of period end was as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Air Transportation	$ 36,172,595	$ 5,415,394	$ 7,774,136	$ (2,358,742)
Automotive	26,417,622	2,771,526	3,369,689	(598,163)
Banking	384,637,840	114,009,440	16,480,230	97,529,210
Biotechnology	1,751,875,617	286,387,454	372,638,248	(86,250,794)
Brokerage and Investment Management	376,911,161	61,605,854	53,568,956	8,036,898
Business Services and Outsourcing	41,850,675	3,933,193	6,802,502	(2,869,309)
Chemicals	46,399,808	4,302,880	1,565,374	2,737,506
Computers	803,900,789	39,203,753	249,847,201	(210,643,448)
Construction and Housing	79,963,088	7,605,957	6,213,558	1,392,399
Consumer Industries	22,422,657	1,772,288	2,266,021	(493,733)
Cyclical Industries	19,377,029	1,351,149	2,559,176	(1,208,027)
Defense and Aerospace	397,982,881	38,991,220	37,665,930	1,325,290
Developing Communications	520,826,354	5,798,725	167,245,653	(161,446,928)
Electronics	3,934,423,522	176,990,157	1,572,195,914	(1,395,205,757)
Energy	200,090,033	14,694,248	18,328,181	(3,633,933)
Energy Service	458,976,770	81,660,903	61,478,713	20,182,190
Environmental	16,083,481	777,008	4,511,198	(3,734,190)
Financial Services	428,453,462	90,912,055	28,642,943	62,269,112
Food and Agriculture	117,949,727	10,608,404	5,806,603	4,801,801
Gold	468,365,078	161,009,799	39,903,904	121,105,895
Health Care	1,837,502,913	338,000,958	179,848,894	158,152,064
Home Finance	397,158,443	123,362,421	18,492,354	104,870,067
Industrial Equipment	22,326,133	1,755,740	2,853,731	(1,097,991)
Industrial Materials	35,979,692	2,018,004	3,389,927	(1,371,923)
Insurance	114,973,752	15,268,434	5,119,868	10,148,566
Leisure	132,723,315	16,800,786	20,502,663	(3,701,877)
Medical Delivery	181,998,352	30,266,970	5,027,888	25,239,082
Medical Equipment and Systems	139,672,060	10,205,689	9,370,443	835,246
Multimedia	97,512,800	5,842,514	16,793,764	(10,951,250)
Natural Gas	145,728,592	16,936,401	13,380,872	3,555,529
Natural Resources	28,587,653	1,469,222	2,918,530	(1,449,308)
Networking and Infrastructure	118,169,024	1,733,325	46,878,383	(45,145,058)
Paper and Forest Products	22,972,452	1,051,773	1,259,517	(207,744)
Pharmaceuticals	62,780,193	960,685	14,289,863	(13,329,178)
Retailing	68,178,109	5,260,987	6,870,398	(1,609,411)
Software and Computer Services	654,745,894	13,657,264	147,895,875	(134,238,611)
Technology	1,903,980,457	38,484,852	485,772,288	(447,287,436)
Telecommunications	424,195,976	22,327,978	134,929,028	(112,601,050)
Transportation	29,311,502	3,785,827	3,698,809	87,018
Utilities Growth	235,871,371	6,927,746	52,031,490	(45,103,744)
Wireless	108,981,675	1,451,805	37,003,291	(35,551,486)

Trading (Redemption) Fees. Shares redeemed (including exchanges) from an equity fund are subject to trading fees. Shares held less than 30 days are subject to a trading fee equal to .75% of the net asset value of shares redeemed. The fees, which are retained by the fund, are accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

Semiannual Report

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For the equity funds the management fee is the sum of an individual fund fee rate of .30% of each fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rates differ for equity and fixed-income funds and are based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period the equity funds' total annualized management fee rates ranged from .58% to .59% of the funds' average net assets.

For the money market fund the management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases.

During the period the income-based portion of the management fee was $347,691 or an annualized rate of .07% of the fund's average net assets. For the period the money market fund's total annualized management fee rate was .20% of average net assets.

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of each fund. FDC receives a sales charge of up to 3% for selling shares of each fund. Prior to October 12, 1990, FDC received a sales charge of up to 2% and a 1% deferred sales charge. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity Fund (other than Select funds). The amounts received and retained by FDC are shown under the caption "Other Information" on each fund's Statement of Operations.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Air Transportation	$ 21,136
Automotive	28,587
Banking	192,356
Biotechnology	1,932,888
Brokerage and Investment Management	50,482
Business Services and Outsourcing	27,962
Chemicals	40,126
Computers	579,852
Construction and Housing	54,645
Consumer Industries	16,211
Cyclical Industries	10,761
Defense and Aerospace	351,199
Developing Communications	186,321
Electronics	1,653,470
Energy	103,516
Energy Service	195,037
Environmental	7,590
Financial Services	56,518
Food and Agriculture	110,657
Gold	336,660
Health Care	684,010
Home Finance	140,073
Industrial Equipment	7,327
Industrial Materials	16,273
Insurance	78,001
Leisure	78,423
Medical Delivery	78,884
Medical Equipment and Systems	56,125
Multimedia	51,198
Natural Gas	119,261
Natural Resources	16,921
Networking and Infrastructure	54,726
Paper and Forest Products	10,876
Pharmaceuticals	18,601
Retailing	93,905
Software and Computer Services	643,949
Technology	1,569,844
Telecommunications	225,058
Transportation	16,813
Utilities Growth	87,130
Wireless	43,717

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of an equity fund to any other Fidelity Select fund or to any other Fidelity fund. The exchange fees retained by FSC are shown under the caption "Other Information" on each fund's Statement of Operations.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

8. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitation	Reimbursement from adviser
Environmental	2.50%	$ 4,065

Certain security trades were directed to brokers who paid a portion of certain fund's expenses. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction	Transfer Agent expense reduction
Air Transportation	$ 11,920	$ -	$ -
Automotive	8,131	-	-
Banking	44,531	14	-
Biotechnology	546,352	-	262
Brokerage and Investment Management	90,162	-	-
Business Services and Outsourcing	7,944	-	-
Chemicals	15,357	-	-
Computers	252,829	1,819	-
Construction and Housing	5,011	-	-
Consumer Industries	5,368	-	-
Cyclical Industries	1,485	15	-
Defense and Aerospace	81,351	120	-
Developing Communications	441,501	123	-
Electronics	1,393,305	579	1,077
Energy	17,167	-	-
Energy Service	101,555	30	-
Environmental	591	-	-
Financial Services	87,618	-	85
Food and Agriculture	63,392	4	-
Gold	324,588	434	-
Health Care	786,555	-	655
Home Finance	48,343	-	225
Industrial Equipment	2,609	-	-
Industrial Materials	43,117	-	-
Insurance	13,464	-	-
Leisure	55,674	156	-
Medical Delivery	121,707	72	-
Medical Equipment and Systems	24,368	40	-
Money Market	-	1,984	1,148
Multimedia	79,882	78	-
Natural Gas	25,277	-	-
Natural Resources	3,858	-	-
Networking and Infrastructure	90,379	5	-
Paper and Forest Products	7,573	-	-
Pharmaceuticals	15,124	4	-
Retailing	32,551	-	-
Software and Computer Services	437,541	83	-
Technology	1,389,751	329	-
Telecommunications	395,104	-	-
Transportation	6,961	-	-
Utilities Growth	194,496	395	-
Wireless	63,318	40	-

Semiannual Report

9. Other Information.

At the end of the period, FMR or its affiliates and certain unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Consumer Industries	19	1	13
Cyclical Industries	23	1	25
Financial Services	10	-	-
Industrial Equipment	-	1	11
Multimedia	-	1	24
Natural Resources	19	-	-

10. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.,
Money Market Fund

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

Brown Brothers Harriman & Co.
Boston, MA
and
The Bank of New York
New York, NY

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

Fidelity Select Portfolios

Consumer Sector

Consumer Industries

Food and Agriculture

Leisure

Multimedia

Retailing

Cyclicals Sector

Air Transportation

Automotive

Chemicals

Construction and Housing

Cyclical Industries

Defense and Aerospace

Environmental

Industrial Equipment

Industrial Materials

Transportation

Financial Services Sector

Banking

Brokerage and Investment Management

Financial Services

Home Finance

Insurance

Health Care Sector

Biotechnology

Health Care

Medical Delivery

Medical Equipment and Systems

Pharmaceuticals

Natural Resources Sector

Energy

Energy Service

Gold

Natural Gas

Natural Resources

Paper and Forest Products

Technology Sector

Business Services and Outsourcing

Computers

Developing Communications

Electronics

Networking and Infrastructure

Software and Computer Services

Technology

Utilities Sector

Telecommunications

Utilities Growth

Wireless

Money Market

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0111
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(fidelity_logo)(registered trademark)

P.O. Box 193

Boston, MA 02101

(postage_prepaid_graphic)

(Recycle graphic)   Printed on Recycled Paper

SEL-SANN-1002 158161
1.536823.105